PART B
STATEMENT OF ADDITIONAL INFORMATION
DATED FEBRUARY 28, 2023
FUND	CLASS P SHARES
MULTI-MANAGER INTERNATIONAL EQUITY FUND	MMITX
MULTI-MANAGER U.S. SMALL CAP EQUITY FUND	MMSMX
(Active Equity Multi-Manager Funds of Goldman Sachs Trust II)
Goldman Sachs Trust II
200 West Street
New York, New York 10282
This Statement of Additional Information (the “SAI”) is not a prospectus. This SAI should be read in conjunction with the Prospectus for the Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (together the “Funds” and each individually, a “Fund”), dated February 28, 2023, as it may be further amended and/or supplemented from time to time (the “Prospectus”). The Prospectus may be obtained without charge from Goldman Sachs & Co. LLC by calling the telephone number or writing to one of the addresses listed below or from institutions (“Intermediaries”) acting on behalf of their customers.
The audited financial statements and related report of PricewaterhouseCoopers LLP, independent registered public accounting firm for the Funds, contained in the Funds’ October 31, 2022 Annual Report are incorporated herein by reference in the section titled “FINANCIAL STATEMENTS.” No other portions of the Funds' Semi-Annual or Annual Report are incorporated by reference herein. The Funds’ Semi-Annual or Annual Report may be obtained upon request and without charge by calling Goldman Sachs & Co. LLC toll-free at 1-800-621-2550.
GSAM® is a registered service mark of Goldman Sachs & Co. LLC.

GOLDMAN SACHS ASSET MANAGEMENT, L.P.
Investment Adviser
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Distributor
200 West Street
New York, New York 10282
GOLDMAN SACHS & CO. LLC
Transfer Agent
P.O. Box 806395
Chicago, Illinois 60680-4125
Toll-free (in U.S.)
800-621-2550
iii

INTRODUCTION
Goldman Sachs Trust II (the “Trust”) is an open-end management investment company. The Trust is organized as a Delaware statutory trust and was established by a Declaration of Trust dated August 28, 2012. The following series of the Trust are described in this SAI: Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund (each referred to herein as a “Fund” and, together, the “Funds”).
The Trustees of the Trust have authority under the Declaration of Trust to create and classify shares into separate series and to classify and reclassify any series or portfolio of shares into one or more classes without further action by shareholders. Pursuant thereto, the Trustees have created the Funds and other series. Additional series and classes may be added in the future from time to time. Each Fund currently offers one class of shares: Class P Shares.
Goldman Sachs Asset Management, L.P. (“GSAM” or the “Investment Adviser”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as the Investment Adviser to the Funds. In addition, Goldman Sachs serves as the Funds’ distributor (the “Distributor”) and transfer agent (the “Transfer Agent”). The Funds’ custodian and administrator is State Street Bank and Trust Company (“State Street”). The Multi-Manager International Equity Fund’s investment sub-advisers are currently Causeway Capital Management LLC (“Causeway”), Lazard Asset Management LLC (“Lazard”), Massachusetts Financial Services Company d/b/a MFS Investment Management (“MFS”) and WCM Investment Management, LLC (“WCM”); and the Multi-Manager U.S. Small Cap Equity Fund’s investment sub-advisers are currently Boston Partners Global Investors, Inc. (“Boston Partners”), Brown Advisory, LLC (“Brown Advisory”), Victory Capital Management Inc. (“Victory Capital”) and Westfield Capital Management Company, L.P. (“Westfield”) (collectively, the “Underlying Managers”). The Investment Adviser determines the percentage of a Fund’s portfolio allocated to each Underlying Manager in order to seek to achieve the Fund’s investment objective. The Investment Adviser’s Alternative Investments & Manager Selection Group (“AIMS” or the “AIMS Group”) is responsible for making recommendations with respect to hiring, terminating, or replacing each Fund’s Underlying Managers, as well as each Fund’s asset allocations. Fund assets not allocated to Underlying Managers may be managed by the Investment Adviser (references to “Underlying Manager(s)” include the Investment Adviser when acting in this capacity).
The following information relates to and supplements the description of each Fund’s investment policies contained in the Prospectus. See the Prospectus for a more complete description of the Funds’ investment objectives and policies. Investing in a Fund entails certain risks, and there is no assurance that the Fund will achieve its objective. Capitalized terms used but not defined herein have the same meaning as in the Prospectus.
INVESTMENT OBJECTIVES AND POLICIES
Each Fund has a distinct investment objective and policies. There can be no assurance that a Fund’s objective will be achieved. Each Fund is a diversified, open-end management company, as defined in the Investment Company Act of 1940, as amended (the “Act” or “1940 Act”). The investment objective and policies of each Fund, and the associated risks of each Fund, are discussed in the Funds’ Prospectus, which should be read carefully before an investment is made. All investment objectives and investment policies not specifically designated as fundamental may be changed without shareholder approval. However, shareholders will be provided with sixty (60) days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in a Fund’s policy to invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in the particular type of investment suggested by its name. Additional information about each Fund, its policies, and the investment instruments it may hold is provided below.
A Fund’s share price will fluctuate with market, economic and, to the extent applicable, foreign exchange conditions, so that an investment in the Fund may be worth more or less when redeemed than when purchased. A Fund’s performance depends on the ability of the Investment Adviser in selecting, overseeing, and allocating Fund assets to the Underlying Managers, and on the ability of the Underlying Managers to successfully execute the Fund’s investment strategies. A Fund should not be relied upon as a complete investment program.
The Investment Adviser, on behalf of the Multi-Manager Small Cap Equity Fund, has filed a notice of eligibility claiming an exclusion from the definition of the term “commodity pool operator” (“CPO”) under the Commodity Exchange Act (“CEA”) and therefore is not subject to registration or regulation as a CPO under the CEA. The Investment Adviser has claimed temporary relief from registration as a CPO under the CEA for the Multi-Manager International Equity Fund and therefore is not subject to registration or regulation as a CPO under the CEA.

DESCRIPTION OF INVESTMENT SECURITIES AND PRACTICES
The investment securities and practices and related risks applicable to each Fund (which, for the remainder of this section, refers to one or more of the Funds offered in this SAI) are presented below in alphabetical order, and not in the order of importance or potential exposure.
Asset-Backed Securities
Each Fund may invest in asset-backed securities. Asset-backed securities represent participations in, or are secured by and payable from, assets such as motor vehicle installment sales, installment loan contracts, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and other categories of receivables. Such assets are securitized through the use of trusts and special purpose corporations. Payments or distributions of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the trust or corporation, or other credit enhancements may be present.
Such securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, the Fund’s ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. To the extent that the Fund invests in asset-backed securities, the values of the Fund’s portfolio securities will vary with changes in market interest rates generally and the differentials in yields among various kinds of asset-backed securities.
Asset-backed securities present certain additional risks because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. Credit card receivables are generally unsecured and the debtors on such receivables are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set-off certain amounts owed on the credit cards, thereby reducing the balance due. Automobile receivables generally are secured, but by automobiles rather than residential real property. Most issuers of automobile receivables permit the loan servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the asset-backed securities. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in the underlying automobiles. Therefore, if the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, the Fund will be unable to possess and sell the underlying collateral and that the Fund’s recoveries on repossessed collateral may not be available to support payments on these securities.
Bank Obligations
Each Fund may invest in obligations issued or guaranteed by U.S. or foreign banks. Bank obligations, including without limitation, time deposits, bankers’ acceptances and certificates of deposit, may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation. Banks are subject to extensive but different governmental regulations which may limit both the amount and types of loans which may be made and interest rates which may be charged. Foreign banks are subject to different regulations and are generally permitted to engage in a wider variety of activities than U.S. banks. In addition, the profitability of the banking industry is largely dependent upon the availability and cost of funds for the purpose of financing lending operations under prevailing money market conditions. General economic conditions as well as exposure to credit losses arising from possible financial difficulties of borrowers play an important part in the operation of this industry.
Certificates of deposit are certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time at a specified rate. Certificates of deposit are negotiable instruments and are similar to saving deposits but have a definite maturity and are evidenced by a certificate instead of a passbook entry. Banks are required to keep reserves against all certificates of deposit. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. Each Fund may invest in deposits in U.S. and European banks.
Combined Transactions
Each Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (as applicable) (including forward currency contracts) and multiple interest rate and other swap transactions and any combination of futures, options, currency and swap transactions (“component” transactions) as part of a single or combined strategy when, in the opinion of the Investment Adviser, it is in the best interests of a Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on the Investment Adviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.
Commercial Paper and Other Short-Term Corporate Obligations
The Funds may invest in commercial paper and other short-term obligations issued or guaranteed by U.S. corporations, non-U.S. corporations or other entities. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies.
Convertible Securities
Each Fund may invest in convertible securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted into or exchanged for a specified amount of common stock (or other securities) of the same or different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest that is generally paid or accrued on debt or a dividend that is paid or accrued on preferred stock until the convertible security matures or is redeemed, converted or exchanged. Convertible securities have unique investment characteristics, in that they generally (i) have higher yields than common stocks, but lower yields than comparable non-convertible securities, (ii) are less subject to fluctuation in value than the underlying common stock due to their fixed income characteristics and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.
The value of a convertible security is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value normally declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security.
A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to convert the security into the underlying common stock, sell it to a third party, or permit the issuer to redeem the security. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective, which, in turn, could result in losses to the Fund. To the extent that a Fund holds a convertible security, or a security that is otherwise converted or exchanged for common stock (e.g., as a result of a restructuring), the Fund may, consistent with its investment objective, hold such common stock in its portfolio.
In evaluating a convertible security, an Underlying Manager may give primary emphasis to the attractiveness of the underlying common stock.

Corporate Debt Obligations
Each Fund may invest in corporate debt obligations, including obligations of industrial, utility and financial issuers. Corporate debt obligations include bonds, notes, debentures and other obligations of corporations to pay interest and repay principal. Corporate debt obligations are subject to the risk of an issuer’s inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity.
Corporate debt obligations rated BBB or Baa are considered medium-grade obligations with speculative characteristics, and adverse economic conditions or changing circumstances may weaken their issuers’ capacity to pay interest and repay principal. Medium to lower rated and comparable non-rated securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. The price of corporate debt obligations will generally fluctuate in response to fluctuations in supply and demand for similarly rated securities. In addition, the price of corporate debt obligations will generally fluctuate in response to interest rate levels. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in each Fund’s NAV. Because medium to lower rated securities generally involve greater risks of loss of income and principal than higher rated securities, investors should consider carefully the relative risks associated with investment in securities which carry medium to lower ratings and in comparable unrated securities. In addition to the risk of default, there are the related costs of recovery on defaulted issues.
Covered Bonds
Covered bonds are debt instruments, issued by a financial institution and secured by a segregated pool of financial assets (the “cover pool”), typically comprised of mortgages or, in certain cases, public-sector loans. The cover pool, typically maintained by an issuing financial institution, is designed to pay covered bondholders in the event that there is a default on the payment obligations of a covered bond. To the extent the cover pool assets are insufficient to repay principal and/or interest, covered bondholders also have a senior, unsecured claim against the issuing financial institution. Covered bonds differ from other debt instruments, including asset-backed securities, in that covered bondholders have claims against both the cover pool and the issuing financial institution.
Custodial Receipts and Trust Certificates
Each Fund may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities (as defined below), municipal securities or other types of securities in which a Fund may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For purposes of certain securities laws, custodial receipts and trust certificates may not be considered obligations of the U.S. Government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Fund will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Fund may also invest in separately issued interests in custodial receipts and trust certificates.
Although under the terms of a custodial receipt or trust certificate the Fund would typically be authorized to assert its rights directly against the issuer of the underlying obligation, the Fund could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Fund may be subject to delays, expenses and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.
Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of fixed income instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the Internal Revenue Service (“IRS”) has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.
Derivatives and Similar Instruments
The Funds may invest in derivatives and similar instruments discussed elsewhere in this SAI. The use of derivatives and similar instruments may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments and may result in losses due to adverse market movements. Pursuant to Rule 18f-4 under the Act, a Fund’s use of derivatives and other transactions that create future payment or delivery obligations is subject to a value-at-risk (“VaR”) leverage limit and reporting and certain other requirements. The Trust has also adopted and implemented a derivatives risk management program (the “DRMP”) to, among other things, manage the risks associated with the use of derivatives and these other transactions for series of the Trust that do not qualify as “limited derivatives users” under Rule 18f-4 (each, a “Full Compliance Fund”). The Board of Trustees has approved the designation of personnel from GSAM to administer the DRMP for the Full Compliance Funds. With respect to series of the Trust that qualify as “limited derivatives users” under Rule 18f-4 (each, an “LDU Fund”), the Trust has adopted and implemented policies and procedures to manage an LDU Fund’s derivatives risks. An LDU Fund is also subject to the derivatives exposure threshold set forth in Rule 18f-4.
Similar to bank borrowings, derivatives and similar instruments may result in leverage. Borrowing and the use of derivatives and similar instruments may magnify the potential for gains and losses in excess of the initial amount invested. Mutual funds can borrow money from banks and other financial institutions, subject to certain asset coverage limits. The amount of indebtedness from bank borrowings may not exceed one-third of a Fund’s total assets (including the amount borrowed). If a Fund uses reverse repurchase agreements or similar financing transactions, including certain tender option bonds, the Fund must either aggregate the amount of indebtedness associated with the reverse repurchase agreements or similar financing transactions with the aggregate amount of indebtedness associated with any bank borrowings, if applicable, when calculating a Fund’s asset coverage ratio or treat all such transactions as derivatives transactions subject to the leverage limits under Rule 18f-4.
In addition, under Rule 18f-4, a Fund is permitted to invest in a security on a when-issued or forward-settling basis, or with a non-standard settlement cycle, and the transaction will be deemed not to involve a “senior security,” provided that (i) the Fund intends to physically settle the transaction and (ii) the transaction will settle within 35 days of its trade date). A Fund may otherwise engage in such transactions that do not meet these conditions so long as the Fund treats any such transaction as a “derivatives transaction” for purposes of compliance with Rule 18f-4. Furthermore, under Rule 18f-4, a Fund will be permitted to enter into an unfunded commitment agreement, and such unfunded commitment agreement will not be subject to the limits on borrowings as described above, if the Fund reasonably believes, at the time it enters into such agreement, that it will have sufficient cash and cash equivalents to meet its obligations with respect to all such agreements as they come due.
These requirements may limit the ability of a Fund to use derivatives, short sales, reverse repurchase agreements and similar financing transactions, delayed-settlement securities and unfunded commitment agreements as part of its investment strategies.
From time to time, a Fund may enter into derivatives or other similar transactions that require the Fund to pledge margin or collateral to a counterparty or clearing member through a margin/collateral account for and on behalf of the counterparty or clearing member. For operational, cost, regulatory or other reasons, when setting up these arrangements, a Fund may be required to use a margin/collateral account model or naming convention that may not be the most protective option available in the case of a default or bankruptcy by a counterparty or clearing member or that may delay or impair the Fund from fully exercising its rights under the arrangement. In the event of default or bankruptcy by a counterparty or clearing member, the margin or collateral may be subject to legal proceedings and a Fund may be delayed in taking possession of any margin or collateral to which the Fund is legally entitled.
Dividend-Paying Investments
A Fund's investments in dividend-paying securities could cause the Fund to underperform other funds that invest in similar asset classes but employ a different investment style. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet the Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. For example, in response to the outbreak of a novel strain of coronavirus (known as COVID-19), the U.S. Government passed the Coronavirus Aid, Relief and Economic Security Act in March 2020, which established loan programs for certain issuers impacted by COVID-19. Among other conditions, borrowers under these loan programs are generally restricted from paying dividends. The adoption of new legislation could further limit or restrict the ability of issuers to pay dividends. To the extent that dividend-paying securities are concentrated in only a few market sectors, the Fund may be subject to the risks of volatile economic cycles and/or conditions or developments that may be particular to a sector to a greater extent than if its investments were diversified across different sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. A sharp rise in interest rates or an economic downturn could cause an issuer to abruptly reduce or eliminate its dividend. This may limit the ability of the Fund to produce current income.
Foreign Investments
Each Fund may invest in securities of foreign issuers, including securities quoted or denominated in a currency other than U.S. dollars. Investments in foreign securities may offer potential benefits not available from investments solely in U.S. dollar-denominated or quoted securities of domestic issuers. Such benefits may include the opportunity to invest in foreign issuers that appear, in the opinion of an Underlying Manager, to offer the potential for better long term growth of capital and income than investments in U.S. securities, the opportunity to invest in foreign countries with economic policies or business cycles different from those of the United States and the opportunity to reduce fluctuations in portfolio value by taking advantage of foreign securities markets that do not necessarily move in a manner parallel to U.S. markets. Investing in the securities of foreign issuers also involves, however, certain special risks, including those discussed in the Funds’ Prospectus and those set forth below, which are not typically associated with investing in U.S. dollar-denominated securities or quoted securities of U.S. issuers. Many of these risks are more pronounced for investments in emerging economies.
With respect to investments in certain foreign countries, there exist certain economic, political and social risks, including the risk of adverse political developments, nationalization, military unrest, social instability, war and terrorism, confiscation without fair compensation, expropriation or confiscatory taxation, limitations on the movement of funds and other assets between different countries, or diplomatic developments, any of which could adversely affect a Fund’s investments in those countries. Governments in certain foreign countries continue to participate to a significant degree, through ownership interest or regulation, in their respective economies. Action by these governments could have a significant effect on market prices of securities and dividend payments.
Many countries throughout the world are dependent on a healthy U.S. economy and are adversely affected when the U.S. economy weakens or its markets decline. Additionally, many foreign country economies are heavily dependent on international trade and are adversely affected by protective trade barriers and economic conditions of their trading partners. Protectionist trade legislation enacted by those trading partners could have a significant adverse effect on the securities markets of those countries. Individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position.
From time to time, certain of the companies in which a Fund may invest may operate in, or have dealings with, countries subject to sanctions or embargos imposed by the U.S. Government and the United Nations and/or countries identified by the U.S. Government as state sponsors of terrorism. A company may suffer damage to its reputation if it is identified as a company which operates in, or has dealings with, countries subject to sanctions or embargoes imposed by the U.S. Government as state sponsors of terrorism. As an investor in such companies, the Fund will be indirectly subject to those risks. For example, the United Nations

Security Council has imposed certain sanctions relating to Iran and Sudan and both countries are embargoed countries by the Office of Foreign Assets Control (“OFAC”) of the Treasury.
In addition, from time to time, certain of the companies in which a Fund may invest may engage in, or have dealings with countries or companies that engage in, activities that may not be considered socially and/or environmentally responsible. Such activities may relate to human rights issues (such as patterns of human rights abuses or violations, persecution or discrimination), impacts to local communities in which companies operate and environmental sustainability. For a description of the Investment Adviser’s approach to responsible and sustainable investing, please see GSAM’s Statement on Responsible and Sustainable Investing at https://www.gsam.com/content/dam/gsam/pdfs/common/en/public/miscellaneous/GSAM_statement_on_respon_sustainable_investing.pdf.
As a result, a company may suffer damage to its reputation if it is identified as a company which engages in, or has dealings with countries or companies that engage in, the above referenced activities. As an investor in such companies, a Fund would be indirectly subject to those risks.
The Investment Adviser is committed to complying fully with sanctions in effect as of the date of this Statement of Additional Information and any other applicable sanctions that may be enacted in the future with respect to Sudan or any other country.
Investments in foreign securities often involve currencies of foreign countries. Accordingly, a Fund that invests in foreign securities may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations and may incur costs in connection with conversions between various currencies. The Funds may be subject to currency exposure independent of their securities positions. To the extent that a Fund is fully invested in foreign securities while also maintaining net currency positions, it may be exposed to greater combined risk.
Currency exchange rates may fluctuate significantly over short periods of time. They generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries, actual or anticipated changes in interest rates and other complex factors, as seen from an international perspective. Currency exchange rates also can be affected unpredictably by intervention (or the failure to intervene) by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad. To the extent that a portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries. A Fund’s net currency positions may expose it to risks independent of its securities positions.
Because foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies, there may be less publicly available information about a foreign company than about a U.S. company. Volume and liquidity in most foreign securities markets are less than in the United States and securities of many foreign companies are less liquid and more volatile than securities of comparable U.S. companies. The securities of foreign issuers may be listed on foreign securities exchanges or traded in foreign over-the-counter markets. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of foreign securities exchanges, brokers, dealers and listed and unlisted companies than in the United States, and the legal remedies for investors may be more limited than the remedies available in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protections that apply with respect to securities transactions consummated in the United States. Mail service between the United States and foreign countries may be slower or less reliable than within the United States, thus increasing the risk of delayed settlement of portfolio transactions or loss of certificates for portfolio securities.
Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Such delays in settlement could result in temporary periods when some of the assets of a Fund are uninvested and no return is earned on such assets. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Fund due to subsequent declines in value of the portfolio securities, or, if the Fund has entered into a contract to sell the securities, in possible liability to the purchaser.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in securities of foreign issuers.
Each Fund may invest in foreign securities which take the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”), European Depositary Receipts (“EDRs”) or other similar instruments representing securities of foreign issuers (together, “Depositary Receipts”). ADRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. ADRs are traded on domestic exchanges or in the U.S. over-the-counter market and, generally, are in registered form. EDRs and GDRs are receipts evidencing an arrangement with a non-U.S. bank similar to that for ADRs and are designed for use in the non-U.S. securities markets. EDRs and GDRs are not necessarily quoted in the same currency as the underlying security. To the extent a Fund acquires Depositary Receipts through banks which do not have a contractual relationship with the foreign issuer of the security underlying the Depositary Receipts to issue and service such unsponsored Depositary Receipts, there is an increased possibility that the Fund will not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer in a timely manner. In addition, the lack of information may result in inefficiencies in the valuation of such instruments. Investment in Depositary Receipts does not eliminate all the risks inherent in investing in securities of non-U.S. issuers. The market value of Depositary Receipts is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the Depositary Receipts and the underlying securities are quoted. In addition, the issuers of Depositary Receipts may discontinue issuing new Depositary Receipts and withdraw existing Depositary Receipts at any time, which may result in costs and delays in the distribution of the underlying assets to the Fund and may negatively impact the Fund’s performance. However, by investing in Depositary Receipts, such as ADRs, which are quoted in U.S. dollars, a Fund may avoid currency risks during the settlement period for purchases and sales.
As described more fully below, each Fund may invest in countries with emerging economies or securities markets. Political and economic structures in many of such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of, or ignored internationally accepted standards of due process against, private companies. In addition, a country may take these and other retaliatory actions against a specific private company, including a Fund or an Underlying Manager. There may not be legal recourse against these actions, which could arise in connection with the commercial activities of Goldman Sachs or its affiliates or otherwise, and a Fund could be subject to substantial losses. In addition, a Fund or the Underlying Manager may determine not to invest in, or may limit its overall investment in, a particular issuer, country or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. See “Investing in Emerging Countries,” below.
Foreign Government Obligations. Foreign government obligations include securities, instruments and obligations issued or guaranteed by a foreign government, its agencies, instrumentalities or sponsored enterprises. Investment in foreign government obligations can involve a high degree of risk. The governmental entity that controls the repayment of foreign government obligations may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity’s policy towards the International Monetary Fund and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity’s implementation of economic reforms and/or economic performance and the timely service of such debtor’s obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds to the governmental entity, which may further impair such debtor’s ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their debt. Holders of foreign government obligations (including Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental agencies.

Forward Foreign Currency Exchange Contracts
Each Fund may enter into forward foreign currency exchange contracts for investment and speculative purposes, as well as for  hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates and to seek to increase total return. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward contract generally has a small or no deposit requirement, and no commissions are generally charged at any stage for trades.
At the maturity of a forward contract a Fund may either accept or make delivery of the currency specified in the contract or, at or prior to maturity, enter into a closing purchase transaction involving the purchase or sale of an offsetting contract. Closing purchase transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract.
Each Fund may, from time to time, engage in non-deliverable forward transactions to manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty (usually a commercial bank) to pay the other party the amount that it would have cost based on current market rates as of the termination date to buy or sell a specified (notional) amount of a particular currency at an agreed upon foreign exchange rate on an agreed upon future date. If the counterparty defaults, the Fund will have contractual remedies pursuant to the agreement related to the transaction, but the Fund may be delayed or prevented from obtaining payments owed to it pursuant to non-deliverable forward transactions. Such non-deliverable forward transactions will be settled in cash.
Each Fund may enter into forward foreign currency exchange contracts in several circumstances. First, when a Fund enters into a contract for the purchase or sale of a security denominated or quoted in a foreign currency, or when a Fund anticipates the receipt in a foreign currency of a dividend or interest payment on such a security which it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars, of the amount of foreign currency involved in the underlying transactions, the Fund will attempt to protect itself against an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.
Additionally, when an Underlying Manager believes that the currency of a particular foreign country may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell, for a fixed amount of U.S. dollars, the amount of foreign currency approximating the value of some or all of a Fund’s portfolio securities quoted or denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date on which the contract is entered into and the date it matures. Using forward contracts to protect the value of a Fund’s portfolio securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange, which a Fund can achieve at some future point in time. The precise projection of short-term currency market movements is not possible, and short-term hedging provides a means of fixing the U.S. dollar value of only a portion of a Fund’s foreign assets.
Each Fund may engage in cross-hedging by using forward contracts in one currency to hedge against fluctuations in the value of securities denominated or quoted in a different currency .
While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain other risks. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings of securities quoted or denominated in a particular currency and forward contracts entered into by such Fund. Such imperfect correlation may cause a Fund to sustain losses which will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss.

Certain forward foreign currency exchange contracts and other currency transactions are not exchange traded or cleared. Markets for trading such forward foreign currency contracts offer less protection against defaults than is available when trading in currency instruments on an exchange. Such forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. Because these contracts are not guaranteed by an exchange or clearinghouse, a default on a contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price. In addition, the institutions that deal in forward currency contracts are not required to continue to make markets in the currencies they trade and these markets can experience periods of illiquidity.
To the extent that a substantial portion of a Fund’s total assets, adjusted to reflect the Fund’s net position after giving effect to currency transactions, is denominated or quoted in the currencies of foreign countries, the Fund will be more susceptible to the risk of adverse economic and political developments within those countries.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in issuers of emerging country securities.
Futures Contracts and Options on Futures Contracts
Each Fund may purchase and sell futures contracts and may also purchase and write options on futures contracts. The Fund may purchase and sell futures contracts based on various securities, securities indices, foreign currencies and other financial instruments and indices. Financial futures contracts used by the Funds include interest rate futures contracts including, among others, Eurodollar futures contracts. The Fund will engage in futures and related options transactions in order to seek to increase total return or to hedge against changes in interest rates, securities prices or, to the extent a Fund invests in foreign securities, currency exchange rates, or to otherwise manage its term structure, sector selection and duration in accordance with its investment objective and policies. Each Fund may also enter into closing purchase and sale transactions with respect to such contracts and options.
Futures contracts utilized by mutual funds have historically been traded on U.S. exchanges or boards of trade that are licensed and regulated by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges. More recently, certain futures may also be traded either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. Also, certain single stock futures and narrow based security index futures may be traded either over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC, or on foreign exchanges.
Neither the CFTC, National Futures Association (“NFA”), SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law. This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market. Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs. For these reasons, a Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States exchanges. In particular, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the CEA, the CFTC’s regulations and the rules of the NFA and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the NFA or any domestic futures exchange. Similarly, those persons may not have the protection of the U.S. securities laws.
Futures Contracts. A futures contract may generally be described as an agreement between two parties to buy and sell particular financial instruments or currencies for an agreed price during a designated month (or to deliver the final cash settlement price, in the case of a contract relating to an index or otherwise not calling for physical delivery at the end of trading in the contract).
When interest rates are rising or securities prices are falling, the Fund can seek through the sale of futures contracts to offset a decline in the value of its current portfolio securities. When interest rates are falling or securities prices are rising, the Fund, through the purchase of futures contracts, can attempt to secure better rates or prices than might later be available in the market when it effects anticipated purchases. Similarly, each Fund can purchase and sell futures contracts on a specified currency in order to seek to increase total return or to protect against changes in currency exchange rates. For example, each Fund may seek to offset anticipated changes in the value of a currency in which its portfolio securities, or securities that it intends to purchase, are quoted or denominated by purchasing and selling futures contracts on such currencies.
Positions taken in the futures market are not normally held to maturity, but are instead liquidated through offsetting transactions which may result in a profit or a loss. While the Fund will usually liquidate futures contracts on securities or currency in this manner, the Fund may instead make or take delivery of the underlying securities or currency whenever it appears economically advantageous for the Fund to do so. A clearing corporation associated with the exchange on which futures on securities or currency are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.
Hedging Strategies Using Futures Contracts. When the Fund uses futures contracts for hedging purposes, the Fund seeks to establish with more certainty than would otherwise be possible the effective price or rate of return on portfolio securities (or securities that the Fund proposes to acquire) or the exchange rate of currencies in which portfolio securities are quoted or denominated. The Fund may, for example, take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated rise in interest rates or a decline in market prices or foreign currency rates that would adversely affect the dollar value of such Fund’s portfolio securities. Similarly, each Fund may sell futures contracts on a currency in which its portfolio securities are quoted or denominated, or sell futures contracts on one currency to seek to hedge against fluctuations in the value of securities quoted or denominated in a different currency if there is an established historical pattern of correlation between the two currencies. If, in the opinion of the Underlying Manager, there is a sufficient degree of correlation between price trends for the Fund’s portfolio securities and futures contracts based on other financial instruments, securities indices or other indices, the Fund may also enter into such futures contracts as part of a hedging strategy. Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Underlying Manager may attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s portfolio securities. When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position. On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.
On other occasions, the Fund may take a “long” position by purchasing such futures contracts. This may be done, for example, when the Fund anticipates the subsequent purchase of particular securities when it has the necessary cash, but expects the prices or currency exchange rates then available in the applicable market to be less favorable than prices or rates that are currently available.
Options on Futures Contracts. The acquisition of put and call options on futures contracts will give the Fund the right (but not the obligation), for a specified price, to sell or to purchase, respectively, the underlying futures contract at any time during the option period. As the purchaser of an option on a futures contract, the Fund obtains the benefit of the futures position if prices move in a favorable direction but limits its risk of loss in the event of an unfavorable price movement to the loss of the premium and transaction costs.
The writing of a call option on a futures contract generates a premium which may partially offset a decline in the value of the Fund’s assets. By writing a call option, the Fund becomes obligated, in exchange for the premium, to sell a futures contract if the option is exercised, which may have a value higher than the exercise price. The writing of a put option on a futures contract generates a premium, which may partially offset an increase in the price of securities that the Fund intends to purchase. However, the Fund becomes obligated (upon the exercise of the option) to purchase a futures contract if the option is exercised, which may have a value lower than the exercise price. Thus, the loss incurred by the Fund in writing options on futures is potentially unlimited and may exceed the amount of the premium received. The Fund will incur transaction costs in connection with the writing of options on futures.
The holder or writer of an option on a futures contract may terminate its position by selling or purchasing an offsetting option on the same financial instrument. There is no guarantee that such closing transactions can be effected. The Fund’s ability to establish and close out positions on such options will be subject to the development and maintenance of a liquid market.

Other Considerations. The Fund will engage in transactions in futures contracts and related options transactions only to the extent such transactions are consistent with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”) for maintaining its qualification as a regulated investment company for federal income tax purposes. Transactions in futures contracts and options on futures involve brokerage costs and require posting margin.
While transactions in futures contracts and options on futures may reduce certain risks, such transactions themselves entail certain other risks. Thus, unanticipated changes in interest rates, securities prices or currency exchange rates may result in a poorer overall performance for the Fund than if it had not entered into any futures contracts or options transactions. When futures contracts and options are used for hedging purposes, perfect correlation between the Fund’s futures positions and portfolio positions may be impossible to achieve, particularly where futures contracts based on individual equity or corporate fixed income securities are currently not available. In the event of an imperfect correlation between a futures position and a portfolio position which is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.
In addition, it is not possible for the Fund to hedge fully or perfectly against currency fluctuations affecting the value of securities quoted or denominated in foreign currencies because the value of such securities is likely to fluctuate as a result of independent factors unrelated to currency fluctuations. The profitability of the Fund’s trading in futures depends upon the ability of the Underlying Manager to analyze correctly the futures markets.
High Yield Securities
The Fund may invest in bonds rated BB+ or below by S&P Global Ratings (“Standard & Poor’s”) or Ba1 or below by Moody’s Investors Service, Inc. (“Moody’s”) (or comparable rated and unrated securities). These bonds are commonly referred to as “junk bonds,” are non-investment grade, and are considered speculative. The ability of issuers of high yield securities to make principal and interest payments may be questionable because such issuers are often less creditworthy or are highly leveraged and are generally less able than more established or less leveraged entities to make scheduled payments of principal and interest. High yield securities are also issued by governmental issuers that may have difficulty in making all scheduled interest and principal payments. In some cases, high yield securities may be highly speculative, have poor prospects for reaching investment grade standing and be in default. As a result, investment in such bonds will entail greater risks than those associated with investments in investment grade bonds (i.e., bonds rated AAA, AA, A or BBB by Standard and Poor's or Aaa, Aa, A or Baa by Moody’s). Analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a Fund to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund were investing in higher quality securities. See Appendix A for a description of the corporate bond and preferred stock ratings by Standard and Poor's, Moody’s, Fitch, Inc. and Dominion Bond Rating Service Limited.
The market values of high yield securities tend to reflect individual corporate or municipal developments to a greater extent than do those of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Issuers of high yield securities that are highly leveraged may not be able to make use of more traditional methods of financing. Their ability to service debt obligations may be more adversely affected by economic downturns or their inability to meet specific projected business forecasts than would be the case for issuers of higher-rated securities. Negative publicity about the junk bond market and investor perceptions regarding lower-rated securities, whether or not based on fundamental analysis, may depress the prices for such high yield securities. In the lower quality segments of the fixed income securities market, changes in perceptions of issuers’ creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the fixed income securities market, resulting in greater yield and price volatility. Another factor which causes fluctuations in the prices of high yield securities is the supply and demand for similarly rated securities. In addition, the prices of investments fluctuate in response to the general level of interest rates. Fluctuations in the prices of portfolio securities subsequent to their acquisition will not affect cash income from such securities but will be reflected in the NAV of a Fund.
The risk of loss from default for the holders of high yield securities is significantly greater than is the case for holders of other debt securities because such high yield securities are generally unsecured and are often subordinated to the rights of other creditors of the issuers of such securities. Investment by the Fund in already defaulted securities poses an additional risk of loss should nonpayment of principal and interest continue in respect of such securities. Even if such securities are held to maturity, recovery by the Fund of its initial investment and any anticipated income or appreciation is uncertain. In addition, the Fund may incur additional expenses to the extent that it is required to seek recovery relating to the default in the payment of principal or interest on such securities or otherwise protect its interests. The Fund may be required to liquidate other portfolio securities to satisfy annual distribution obligations of the Fund in respect of accrued interest income on securities which are subsequently written off, even though the Fund has not received any cash payments of such interest.
The secondary market for high yield securities is concentrated in relatively few markets and is dominated by institutional investors, including mutual funds, insurance companies and other financial institutions. Accordingly, the secondary market for such securities may not be as liquid as and may be more volatile than the secondary market for higher-rated securities. In addition, the trading volume for high yield securities is generally lower than that of higher rated securities. The secondary market for high yield securities could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of the Funds to dispose of particular portfolio investments when needed to meet their redemption requests or other liquidity needs. The Underlying Manager could find it difficult to sell these investments or may be able to sell the investments only at prices lower than if such investments were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the NAVs of the Funds. A less liquid secondary market also may make it more difficult for the Funds to obtain precise valuations of the high yield securities in its portfolio.
The adoption of new legislation could adversely affect the secondary market for high yield securities and the financial condition of issuers of these securities. The form of any future legislation, and the probability of such legislation being enacted, is uncertain.
Non-investment grade or high yield securities also present risks based on payment expectations. High yield securities frequently contain “call” or buy-back features which permit the issuer to call or repurchase the security from its holder. If an issuer exercises such a “call option” and redeems the security, the Fund may have to replace such security with a lower-yielding security, resulting in a decreased return for investors. In addition, if the Fund experiences net redemptions of its shares it may be forced to sell its higher-rated securities, resulting in a decline in the overall credit quality of its portfolio and increasing its exposure to the risks of high yield securities.
Credit ratings issued by credit rating agencies are designed to evaluate the safety of principal and interest payments of rated securities. They do not, however, evaluate the market value risk of high yield securities and, therefore, may not fully reflect the true risks of an investment. In addition, credit rating agencies may or may not make timely changes in a rating to reflect changes in the economy or in the conditions of the issuer that affect the market value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in non-investment grade and comparable unrated obligations will be more dependent on an Underlying Manager’s credit analysis than would be the case with investments in investment-grade debt obligations.
An economic downturn could severely affect the ability of highly leveraged issuers of junk bond investments to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of junk bonds will have an adverse effect on the Fund’s NAV to the extent it invests in such investments. In addition, the Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.
These and other factors discussed in the section below, entitled “Illiquid Investments,” may impact the liquidity of investments in high yield securities.
Illiquid Investments
Pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust has implemented a liquidity risk management program and related procedures to identify illiquid investments pursuant to Rule 22e-4, and the Trustees have approved the designation of the Investment Adviser to administer the Trust’s liquidity risk management program and related procedures. In determining whether an investment is an illiquid investment, the Investment Adviser will take into account actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations. In addition, in determining the liquidity of an investment, the Investment Adviser must determine whether trading varying portions of a position in a particular portfolio investment or asset class, in sizes that the Fund would reasonably anticipate trading, is reasonably expected to significantly affect its liquidity, and if so, the Fund must take this determination into account when classifying the liquidity of that investment or asset class.
In addition to actual or estimated daily transaction volume of an investment, group of related investments or asset class and other relevant market, trading, and investment-specific considerations, the following factors, among others, will generally impact the classification of an investment as an “illiquid investment”: (i) any investment that is placed on the Investment Adviser’s restricted trading list; and (ii) any investment that is delisted or for which there is a trading halt at the close of the trading day on the primary listing exchange at the time of classification (and in respect of which no active secondary market exists). Investments purchased by the Fund that are liquid at the time of purchase may subsequently become illiquid due to these and other events and circumstances. If one or more investments in the Fund’s portfolio become illiquid, the Fund may exceed the 15% limitation in illiquid investments. In the event that changes in the portfolio or other external events cause the Fund to exceed this limit, the Fund must take steps to bring its illiquid investments that are assets to or below 15% of its net assets within a reasonable period of time. This requirement would not force the Fund to liquidate any portfolio instrument where the Fund would suffer a loss on the sale of that instrument.
Index Swaps, Interest Rate Swaps, Mortgage Swaps, Credit Swaps, Currency Swaps, Total Return Swaps, Equity Swaps, Volatility and Variance Swaps, Inflation and Inflation Asset Swaps, Correlation Swaps, Options on Swaps and Interest Rate Caps, Floors and Collars
The Fund may enter into interest rate, credit, total return, equity, mortgage and currency swaps. The Fund may also enter into interest rate caps, floors and collars. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Fund may enter into index swaps, volatility and variance swaps, inflation and inflation asset swaps and correlation swaps.
The Fund may enter into swap transactions for hedging purposes or to seek to increase total return. As examples, the Fund may enter into swap transactions for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, to protect against currency fluctuations, as a duration management technique, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in an economical way.
In a standard “swap” transaction, two parties agree to exchange the returns, differentials in rates of return or some other amount earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or security, or in a “basket” of securities representing a particular index. Bilateral swap agreements are two party contracts entered into primarily by institutional investors. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses with the clearinghouse serving as a central counterparty similar to transactions in futures contracts. Each Fund posts initial and variation margin by making payments to their clearing member FCMs.
Index swaps involve the exchange by the Fund with another party of payments based on a notional principal amount of a specified index or indices. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive payments for floating rate payments based on interest rates at specified intervals in the future. Two types of interest rate swaps include “fixed-for-floating rate swaps” and “basis swaps.” Fixed-for-floating rate swaps involve the exchange of payments based on a fixed interest rate for payments based on a floating interest rate index. By contrast, basis swaps involve the exchange of payments based on two different floating interest rate indices. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages.
Credit swaps (also referred to as credit default swaps) involve the exchange of a floating or fixed rate payment in return for assuming potential credit losses of an underlying security or pool of securities. Loan credit default swaps are similar to credit default swaps on bonds, except that the underlying protection is sold on secured loans of a reference entity rather than a broader category of bonds or loans. Loan credit default swaps may be on single names or on baskets of loans, both tranched and untranched. Currency swaps involve the exchange of the parties’ respective rights to make or receive payments in specified currencies. Total return swaps are contracts that obligate a party to pay or receive interest in exchange for payment by the other party of the total return generated by a security, a basket of securities, an index, or an index component. Equity swap contracts may be structured in different ways. For example, as a total return swap where a counterparty may agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in the particular stocks (or a group of stocks), plus the dividends that would have been received on those stocks. In other cases, the counterparty and the Fund may each agree to pay the difference between the relative investment performances that would have been achieved if the notional amount of the equity swap contract had been invested in different stocks (or a group of stocks).
A volatility swap is an agreement between two parties to make payments based on changes in the volatility of a reference instrument over a stated period of time. Volatility swaps can be used to adjust the volatility profile of the Fund. For example, the Fund may buy a volatility swap to take the position that the reference instrument’s volatility will increase over a stated period of time. If this occurs, the Fund will receive a payment based upon the amount by which the realized volatility level of the reference instrument exceeds an agreed upon volatility level. If volatility is less than the agreed upon volatility level, then the Fund will make a payment to the counterparty calculated in the same manner. A variance swap is an agreement between two parties to exchange cash payments based on changes in the variance of a reference instrument over a stated period of time. Volatility is the mathematical square root of variance, and variance swaps are used for similar purposes as volatility swaps.
An inflation swap is an agreement between two parties in which one party agrees to pay the cumulative percentage increase in a reference inflation index (e.g., the Consumer Price Index) and the other party agrees to pay a compounded fixed rate over a stated period of time. In an inflation asset swap, the reference instrument is a bond with a value that is tied to inflation (e.g., Treasury Inflation-Protected Security) and one party pays the cash flows from the reference instrument in exchange for a payment based on a fixed rate from the other party. Each Fund may enter into inflation swaps and inflation asset swaps to protect the Fund against changes in the rate of inflation.
A correlation swap is an agreement in which two parties agree to exchange cash payments based on the correlation between specified reference instruments over a set period of time. Two assets would be considered closely correlated if, for example, their daily returns vary in similar proportions or along similar trajectories. For example, the Fund may enter into correlation swaps to change its exposure to increases or decreases in the correlation between prices or returns of different Fund holdings.
A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into or modify an underlying swap or to modify the terms of an existing swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into or modify an underlying swap on agreed-upon terms, which generally entails a greater risk of loss than incurred in buying a swaption. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.
A great deal of flexibility may be possible in the way swap transactions are structured. However, generally the Fund will enter into interest rate, total return, credit, mortgage and equity swaps on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Interest rate, total return, credit, mortgage and equity swaps do not normally involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate, total return, credit, mortgage and equity swaps is normally limited to the net amount of payments that the Fund is contractually obligated to make. If the other party to an interest rate, total return, credit, mortgage or equity swap defaults, the Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive, if any.
In contrast, currency swaps usually involve the delivery of a gross payment stream in one designated currency in exchange for a gross payment stream in another designated currency. Therefore, the entire payment stream under a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. A credit swap may have as reference obligations one or more securities that may, or may not, be currently held by the Fund. The protection “buyer” in a credit swap is generally obligated to pay the protection “seller” an upfront or a periodic stream of payments over the term of the swap provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. Each Fund may be either the protection buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, the Fund generally receives an upfront payment or a rate of income throughout the term of the swap provided that there is no credit event. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the swap. If a credit event occurs, the value of any deliverable obligation received by the Fund as seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.
As a result of recent regulatory developments, certain standardized swaps are currently subject to mandatory central clearing and some of these cleared swaps must be traded on an exchange or swap execution facility (“SEF”). A SEF is a trading platform in which multiple market participants can execute swap transactions by accepting bids and offers made by multiple other participants on the platform. Transactions executed on a SEF may increase market transparency and liquidity but may cause the Fund to incur increased expenses to execute swaps. Central clearing should decrease counterparty risk and increase liquidity compared to bilateral swaps because central clearing interposes the central clearinghouse as the counterparty to each participant’s swap. However, central clearing does not eliminate counterparty risk or liquidity risk entirely. In addition, depending on the size of the Fund and other factors, the margin required under the rules of a clearinghouse and by a clearing member may be in excess of the collateral required to be posted by the Fund to support its obligations under a similar bilateral swap. However, the CFTC and other applicable regulators have adopted rules imposing certain margin requirements, including minimums, on uncleared swaps which may result in the Fund and its counterparties posting higher margin amounts for uncleared swaps. Requiring margin on uncleared swaps may reduce, but not eliminate, counterparty credit risk.
The use of swaps and swaptions, as well as interest rate caps, floors and collars, is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions.  If an Underlying Manager is incorrect in its forecasts of market values, credit quality, interest rates and currency exchange rates, the investment performance of the Fund would be less favorable than it would have been if these investment instruments were not used.
In addition, these transactions can involve greater risks than if the Fund had invested in the reference obligation directly because, in addition to general market risks, swaps are subject to liquidity risk, counterparty risk, credit risk and pricing risk. Regulators also may impose limits on an entity’s or group of entities’ positions in certain swaps. However, certain risks are reduced (but not eliminated) if the Fund invests in cleared swaps. Bilateral swap agreements are two party contracts that may have terms of greater than seven days. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap counterparty. Many swaps are complex and often valued subjectively. Swaps and other derivatives may also be subject to pricing or “basis” risk, which exists when the price of a particular derivative diverges from the price of corresponding cash market instruments. Under certain market conditions it may not be economically feasible to imitate a transaction or liquidate a position in time to avoid a loss or take advantage of an opportunity. If a swap transaction is particularly large or if the relevant market is illiquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.
Certain rules also require centralized reporting of detailed information about many types of cleared and uncleared swaps. This information is available to regulators and, to a more limited extent and on an anonymous basis, to the public. Reporting of swap data may result in greater market transparency, which may be beneficial to funds that use swaps to implement trading strategies. However, these rules place potential additional administrative obligations on these funds, and the safeguards established to protect anonymity may not function as expected.
The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the interbank market. Since the Fund’s Underlying Managers may trade with counterparties, prime brokers, clearing brokers or futures commission merchants on terms that are different than those on which the Investment Adviser would trade, and because each Underlying Manager applies its own risk analysis in evaluating potential counterparties for the Fund, the Fund may be subject to greater counterparty risk than if it were managed directly by the Investment Adviser. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in swaps.
Investing in Emerging Countries
Market Characteristics. Investment in debt securities of emerging country issuers involves special risks. The development of a market for such securities is a relatively recent phenomenon and debt securities of most emerging country issuers are less liquid and are generally subject to greater price volatility than securities of issuers in the United States and other developed countries. In certain countries, there may be fewer publicly traded securities, and the market may be dominated by a few issuers or sectors. The markets for securities of emerging countries may have substantially less volume than the market for similar securities in the United States and may not be able to absorb, without price disruptions, a significant increase in trading volume or trade size. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity of such markets. The less liquid the market, the more difficult it may be for the Fund to price accurately its portfolio securities or to dispose of such securities at the times determined to be appropriate. The risks associated with reduced liquidity may be particularly acute to the extent that the Fund needs cash to meet redemption requests, to pay dividends and other distributions or to pay its expenses.
The Fund’s purchase and sale of portfolio securities in certain emerging countries may be constrained by limitations as to daily changes in the prices of listed securities, periodic trading or settlement volume and/or limitations on aggregate holdings of foreign investors. Such limitations may be computed based on the aggregate trading volume by or holdings of the Fund, an Underlying Manager, its affiliates and their respective clients and other service providers. The Fund may not be able to sell securities in circumstances where price, trading or settlement volume limitations have been reached.
Securities markets of emerging countries may also have less efficient clearance and settlement procedures than U.S. markets, making it difficult to conduct and complete transactions. Delays in the settlement could result in temporary periods when a portion of the Fund’s assets is uninvested and no return is earned thereon. Inability to make intended security purchases could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities could result either in losses to the Fund due to subsequent declines in value of the portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability of the Fund to the purchaser.
Transaction costs, including brokerage commissions and dealer mark-ups, in emerging countries may be higher than in the U.S. and other developed securities markets. As legal systems in emerging countries develop, foreign investors may be adversely affected by new or amended laws and regulations. In circumstances where adequate laws exist, it may not be possible to obtain swift and equitable enforcement of the law.
Custodial and/or settlement systems in emerging and frontier market countries may not be fully developed. To the extent the Fund invests in emerging markets, Fund assets that are traded in such markets and will have been entrusted to such sub-custodians in those markets may be exposed to risks for which the sub-custodian will have no liability.
With respect to investments in certain emerging countries, antiquated legal systems may have an adverse impact on the Fund. For example, while the potential liability of a shareholder of a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of investors of U.S. corporations, and it may be more difficult for shareholders to bring derivative litigation. Moreover, the legal remedies for investors in emerging markets may be more limited than the remedies available in the United States, and the ability of U.S. authorities (e.g., SEC and the U.S. Department of Justice) to bring actions against bad actors may be limited. In addition, emerging countries may have less established accounting and financial reporting systems than those in more developed markets
Economic, Political and Social Factors. Emerging countries may be subject to a greater degree of economic, political and social instability than the United States, Japan and most Western European countries, and unanticipated political and social developments may affect the value of the Fund’s investments in emerging countries and the availability to the Fund of additional investments in such countries. Moreover, political and economic structures in many emerging countries may be undergoing significant evolution and rapid development. Instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision-making, including changes or attempted changes in government through extra-constitutional means; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; (v) ethnic, religious and racial disaffection and conflict; and (vi) the absence of developed legal structures governing foreign private property. Many emerging countries have experienced in the past, and continue to experience, high rates of inflation. In certain countries, inflation has at times accelerated rapidly to hyperinflationary levels, creating a negative interest rate environment and sharply eroding the value of outstanding financial assets in those countries. The economies of many emerging countries are heavily dependent upon international trade and are accordingly affected by protective trade barriers and the economic conditions of their trading partners. In addition, the economies of some emerging countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resources, self-sufficiency and balance of payments position.
In addition, because of ongoing regional armed conflict in Europe, including a large-scale invasion of Ukraine by Russia in February 2022, Russia has been the subject of economic sanctions imposed by countries throughout the world, including the United States. Such sanctions have included, among other things, freezing the assets of particular entities and persons. The imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by Russia or companies located in or economically tied to Russia, downgrades in the credit ratings of Russian securities or those of companies located in or economically tied to Russia, devaluation of Russia’s currency, and increased market volatility and disruption in Russia and throughout the world. Sanctions and other similar measures, including banning Russia from global payments systems that facilitate cross-border payments, could limit or prevent the Fund from buying and selling securities (in Russia and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Sanctions could also result in Russia taking counter measures or retaliatory actions which may further impair the value and liquidity of Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.
The Fund may seek investment opportunities within former “Eastern bloc” countries. Most of these countries had a centrally planned, socialist economy for a substantial period of time. The governments of many of these countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many of these countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of these countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of these countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
Restrictions on Investment and Repatriation
Certain emerging countries require governmental approval prior to investments by foreign persons or limit investments by foreign persons to only a specified percentage of an issuer’s outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the issuer available for purchase by nationals. Repatriation of investment income and capital from certain emerging countries is subject to certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect the operation of the Fund .

Emerging Country Government Obligations. Emerging country governmental entities are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging country governmental entities have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those entities.
The ability of emerging country governmental entities to make timely payments on their obligations is likely to be influenced strongly by the entity’s balance of payments, including export performance, and its access to international credits and investments. An emerging country whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging country’s trading partners could also adversely affect the country’s exports and tarnish its trade account surplus, if any. To the extent that emerging countries receive payment for their exports in currencies other than dollars or non-emerging country currencies, the emerging country governmental entity’s ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.
To the extent that an emerging country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging countries to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging country governmental entities to make payments on their obligations. In addition, the cost of servicing emerging country debt obligations can be affected by a change in international interest rates because the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.
Another factor bearing on the ability of emerging countries to repay debt obligations is the level of international reserves of a country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging countries to make payments on these debt obligations.
As a result of the foregoing or other factors, a governmental obligor, especially in an emerging country, may default on its obligations. If such an event occurs, the Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign government obligations to obtain recourse may be subject to the political climate in the relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign government obligations in the event of default under the commercial bank loan agreements.
Restructured Investments. Included among the issuers of emerging country debt securities are entities organized and operated solely for the purpose of restructuring the investment characteristics of various securities. These entities are often organized by investment banking firms which receive fees in connection with establishing each entity and arranging for the placement of its securities. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, or specified instruments, such as Brady Bonds, and the issuance by the entity of one or more classes of securities (“Restructured Investments”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Restructured Investments to create securities with different investment characteristics such as varying maturities, payment priorities or investment rate provisions. Because Restructured Investments of the type in which the Fund may invest typically involve no credit enhancement, their credit risk will generally be equivalent to that of the underlying instruments.
The Fund  may be permitted to invest in a class of Restructured Investments that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Restructured Investments typically have higher yields and present greater risks than unsubordinated Restructured Investments. Although the Fund’s purchases of subordinated Restructured Investments would have a similar economic effect to that of borrowing against the underlying securities, such purchases will not be deemed to be borrowing for purposes of the limitations placed on the extent of the Fund’s assets that may be used for borrowing.
Certain issuers of Restructured Investments may be deemed to be “investment companies” as defined in the Act. As a result, the Fund’s investments in these Restructured Investments may be limited by the restrictions contained in the Act. Restructured Investments are typically sold in private placement transactions, and there currently is no active trading market for most Restructured Investments.

Investing in Asia
Although many countries in Asia have experienced a relatively stable political environment over the last decade, there is no guarantee that such stability will be maintained in the future. As an emerging region, many factors may affect such stability on a country-by-country as well as on a regional basis – increasing gaps between the rich and poor, agrarian unrest, instability of existing coalitions in politically-fractionated countries, hostile relations with neighboring countries, and ethnic, religious and racial disaffection – and may result in adverse consequences to the Fund. The political history of some Asian countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres, and political corruption. Such developments, if they continue to occur, could reverse favorable trends toward market and economic reform, privatization, and removal of trade barriers, and could result in significant disruption to securities markets.
The legal infrastructure in each of the countries in Asia is unique and often undeveloped. In most cases, securities laws are evolving and far from adequate for the protection of the public from serious fraud. Investment in Asian securities involves considerations and possible risks not typically involved with investment in other issuers, including changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. The application of tax laws (e.g., the imposition of withholding taxes on dividend or interest payments) or confiscatory taxation may also affect investment in Asian securities. Higher expenses may result from investments in Asian securities than would from investments in other securities because of the costs that must be incurred in connection with conversions between various currencies and brokerage commissions that may be higher than more established markets. Asian securities markets also may be less liquid, more volatile and less subject to governmental supervision than elsewhere. Investments in countries in the region could be affected by other factors not present elsewhere, including lack of uniform accounting, auditing and financial reporting standards, inadequate settlement procedures and potential difficulties in enforcing contractual obligations.
Some Asian economies have limited natural resources, resulting in dependence on foreign sources for energy and raw materials and economic vulnerability to global fluctuations of price and supply Certain countries in Asia are especially prone to natural disasters, such as flooding, drought and earthquakes. Combined with the possibility of man-made disasters, the occurrence of such disasters may adversely affect companies in which the Fund is invested and, as a result, may result in adverse consequences to the Fund.
Many of the countries in Asia periodically have experienced significant inflation. Should the governments and central banks of the countries in Asia fail to control inflation, this may have an adverse effect on the performance of the Fund’s investments in Asian securities. Several of the countries in Asia remain dependent on the U.S. economy as their largest export customer, and future barriers to entry into the U.S. market or other important markets could adversely affect the Fund’s performance. Intraregional trade is becoming an increasingly significant percentage of total trade for the countries in Asia. Consequently, the intertwined economies are becoming increasingly dependent on each other, and any barriers to entry to markets in Asia in the future may adversely affect the Fund’s performance.
Certain Asian countries may have managed currencies which are maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. This type of system can lead to sudden and large adjustments in the currency which, in turn, can have a disruptive and negative effect on foreign investors. Certain Asian countries also may restrict the free conversion of their currency into foreign currencies, including the U.S. dollar. There is no significant foreign exchange market for certain currencies, and it would, as a result, be difficult to engage in foreign currency transactions designed to protect the value of the Fund’s interests in securities denominated in such currencies.
Although the Fund will generally attempt to invest in those markets which provide the greatest freedom of movement of foreign capital, there is no assurance that this will be possible or that certain countries in Asia will not restrict the movement of foreign capital in the future. Changes in securities laws and foreign ownership laws may have an adverse effect on the Fund.
Investing in Australia
The Australian economy is heavily dependent on the economies of Asia, Europe and the U.S. as key trading partners, and in particular, on the price and demand for agricultural products and natural resources. By total market capitalization, the Australian stock market is small relative to the U.S. stock market and issues may trade with lesser liquidity, although Australia’s stock market is the largest and most liquid in the Asia-Pacific region (ex-Japan). Australian reporting, accounting and auditing standards differ substantially from U.S. standards. In general, Australian corporations do not provide all of the disclosure required by U.S. law and accounting practice, and such disclosure may be less timely and less frequent than that required of U.S. companies.
Investing in Bangladesh. Recent confrontational tendencies in Bangladeshi politics, including violent protests, raise concerns about political stability and could weigh on business sentiment and capital investment. Inadequate investment in the power sector has led to electricity shortages which continue to hamper Bangladesh’s business environment. Many Bangladeshi industries are dependent upon exports and international trade and may demonstrate high volatility in response to economic conditions abroad.
Bangladesh is located in a part of the world that has historically been prone to natural disasters such as monsoons, earthquakes and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Bangladesh’s economy.
Investing in Brazil
In addition to the risks listed under “Foreign Securities” and “Investing in Emerging Countries,” investing in Brazil presents additional risks.
Under current Brazilian law, the Fund may repatriate income received from dividends and interest earned on its investments in Brazilian securities. The Fund may also repatriate net realized capital gains from its investments in Brazilian securities. Additionally, whenever there occurs a serious imbalance in Brazil’s balance of payments or serious reasons to foresee the imminence of such an imbalance, under current Brazilian law the Monetary Council may, for a limited period, impose restrictions on foreign capital remittances abroad. Exchange control regulations may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors.
Brazil suffers from chronic structural public sector deficits. In addition, disparities of wealth, the pace and success of democratization and capital market development, and ethnic and racial hostilities have led to social and labor unrest and violence in the past, and may do so again in the future.
Additionally, the Brazilian securities markets are smaller, less liquid and more volatile than domestic markets. The market for Brazilian securities is influenced by economic and market conditions of certain countries, especially emerging market countries in Central and South America. Brazil has historically experienced high rates of inflation and may continue to do so in the future.
Appreciation of the Brazilian currency (the real) relative to the U.S. dollar may lead to a deterioration of Brazil’s current account and balance of payments as well as limit the growth of exports. Inflationary pressures may lead to further government intervention in the economy, including the introduction of government policies that may adversely affect the overall performance of the Brazilian economy, which in turn could adversely affect the Fund’s investments.
Investing in Central and South American Countries
Each Fund may invest in issuers located in Central and South American countries. Securities markets in Central and South American countries may experience greater volatility than in other emerging countries. In addition, a number of Central and South American countries are among the largest emerging country debtors. There have been moratoria on, and reschedulings of, repayment with respect to these debts. Such events can restrict the flexibility of these debtor nations in the international markets and result in the imposition of onerous conditions on their economies.
Many of the currencies of Central and South American countries have experienced steady devaluation relative to the U.S. dollar, and major devaluations have historically occurred in certain countries. Any devaluations in the currencies in which the Fund’s portfolio securities are denominated may have a detrimental impact on the Fund. There is also a risk that certain Central and South American countries may restrict the free conversion of their currencies into other currencies. Some Central and South American countries may have managed currencies which are not free floating against the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency that, in turn, can have a disruptive and negative effect on foreign investors. Certain Central and South American currencies may not be internationally traded and it would be difficult for the Fund to engage in foreign currency transactions designed to protect the value of a Fund's interests in securities denominated in such currencies.
The emergence of the Central and South American economies and securities markets will require continued economic and fiscal discipline that has been lacking at times in the past, as well as stable political and social conditions. Governments of many Central and South American countries have exercised and continue to exercise substantial influence over many aspects of the private sector. The political history of certain Central and South American countries has been characterized by political uncertainty, intervention by the military in civilian and economic spheres and political corruption. Such developments, if they were to recur, could reverse favorable trends towards market and economic reform, privatization and removal of trade barriers.
International economic conditions, particularly those in the United States, as well as world prices for oil and other commodities may also influence the recovery of the Central and South American economies. Because commodities such as oil, gas, minerals and metals represent a significant percentage of the region’s exports, the economies of Central and South American countries are particularly sensitive to fluctuations in commodity prices. As a result, the economies in many of these countries can experience significant volatility.
Certain Central and South American countries have entered into regional trade agreements that would, among other things, reduce barriers among countries, increase competition among companies and reduce government subsidies in certain industries. No assurance can be given that these changes will result in the economic stability intended. There is a possibility that these trade arrangements will not be implemented, will be implemented but not completed or will be completed but then partially or completely unwound. It is also possible that a significant participant could choose to abandon a trade agreement, which could diminish its credibility and influence.
Any of these occurrences could have adverse effects on the markets of both participating and non-participating countries, including share appreciation or depreciation of participant’s national currencies and a significant increase in exchange rate volatility, a resurgence in economic protectionism, an undermining of confidence in the Central and South American markets, an undermining of Central and South American economic stability, the collapse or slowdown of the drive toward Central and South American economic unity, and/or reversion of the attempts to lower government debt and inflation rates that were introduced in anticipation of such trade agreements.
Such developments could have an adverse impact on a Fund's investments in Central and South America generally or in specific countries participating in such trade agreements.
Investing in Eastern Europe
Most Eastern European countries had a centrally planned, socialist economy for a substantial period of time. The governments of many Eastern European countries have more recently been implementing reforms directed at political and economic liberalization, including efforts to decentralize the economic decision-making process and move towards a market economy. However, business entities in many Eastern European countries do not have an extended history of operating in a market-oriented economy, and the ultimate impact of Eastern European countries’ attempts to move toward more market-oriented economies is currently unclear. In addition, any change in the leadership or policies of Eastern European countries may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.
Where the Fund invests in securities issued by companies incorporated in or whose principal operations are located in Eastern Europe, other risks may also be encountered. Legal, political, economic and fiscal uncertainties in Eastern European markets may affect the value of the Fund’s investment in such securities. The currencies in which these investments may be denominated may be unstable, may be subject to significant depreciation and may not be freely convertible. Existing laws and regulations may not be consistently applied. The markets of the countries of Eastern Europe are still in the early stages of their development, have less volume, are less highly regulated, are less liquid and experience greater volatility than more established markets. Settlement of transactions may be subject to delay and administrative uncertainties. Custodians are not able to offer the level of service and safekeeping, settlement and administration services that is customary in more developed markets, and there is a risk that the Fund will not be recognized as the owner of securities held on its behalf by a sub-custodian.
Investing in Egypt
Historically, Egypt’s national politics have been characterized by periods of instability and social unrest. Poor living standards, disparities of wealth and limitations on political freedom have contributed to the unstable environment. Unanticipated or sudden political or social developments may result in sudden and significant investment losses. Egypt has experienced acts of terrorism, internal political conflict, popular unrest associated with demands for improved political, economic and social conditions, strained international relations due to territorial disputes, regional military conflicts, internal insurgencies and other security concerns. These situations may cause uncertainty in the Egyptian market and may adversely affect the performance of the Egyptian economy.
Egypt’s economy is dependent on trade with certain key trading partners including the United States. Reduction in spending by these economies on Egyptian products and services or negative changes in any of these economies may cause an adverse impact on Egypt’s economy. Trade may also be negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other government imposed or negotiated protectionist measures.
Egypt and the U.S. have entered into a bilateral investment treaty, which is designed to encourage and protect U.S. investment in Egypt. However, there may be a risk of loss due to expropriation and/or nationalization of assets, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. Other diplomatic developments could adversely affect investments in Egypt, particularly as Egypt is involved in negotiations for various regional conflicts.
The Egyptian economy is heavily dependent on tourism, export of oil and gas, and shipping services revenues from the Suez Canal. Tourism receipts are vulnerable to terrorism, spillovers from conflicts in the region, and potential political instability. As Egypt produces and exports oil and gas, any acts of terrorism or armed conflict causing disruptions of oil and gas exports could affect the Egyptian economy and, thus, adversely affect the financial condition, results of operations or prospects of companies in which the Fund may invest. Furthermore, any acts of terrorism or armed conflict in Egypt or regionally could divert demand for the use of the Suez Canal, thereby reducing revenues from the Suez Canal.
Investing in Europe
Each Fund may operate in euros and/or may hold euros and/or euro-denominated bonds and other obligations. The euro requires participation of multiple sovereign states forming the Euro zone and is therefore sensitive to the credit, general economic and political position of each such state, including each state’s actual and intended ongoing engagement with and/or support for the other sovereign states then forming the EU, in particular those within the Euro zone. Changes in these factors might materially adversely impact the value of securities that the Fund has invested in.
European countries can be significantly affected by the tight fiscal and monetary controls that the European Economic and Monetary Union (“EMU”) imposes for membership. Europe’s economies are diverse, its governments are decentralized, and its cultures vary widely. Several EU countries, including Greece, Ireland, Italy, Spain and Portugal have faced budget issues, some of which may have negative long-term effects for the economies of those countries and other EU countries. There is continued concern about national-level support for the euro and the accompanying coordination of fiscal and wage policy among EMU member countries. Member countries are required to maintain tight control over inflation, public debt, and budget deficit to qualify for membership in the EMU. These requirements can severely limit the ability of EMU member countries to implement monetary policy to address regional economic conditions.
Geopolitical developments in Europe have caused, or may in the future cause, significant volatility in financial markets. For example, in a June 2016 referendum, citizens of the United Kingdom voted to leave the EU. In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit has resulted in volatility in European and global markets and may also lead to weakening in political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. The longer term economic, legal, political, regulatory and social framework between the United Kingdom and the EU remains unclear and may lead to ongoing political, regulatory and economic uncertainty and periods of exacerbated volatility in both the United Kingdom and in wider European markets for some time. Additionally, the decision made in the British referendum may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets. The mid-to long-term uncertainty may have an adverse effect on the economy generally and on the value of a Fund’s investments. This may be due to, among other things: fluctuations in asset values and exchange rates; increased illiquidity of investments located, traded or listed within the United Kingdom, the EU or elsewhere; changes in the willingness or ability of counterparties to enter into transactions at the price and terms on which a Fund is prepared to transact; and/or changes in legal and regulatory regimes to which certain of a Fund’s assets are or become subject. Fluctuations in the value of the British Pound and/or the Euro, along with the potential downgrading of the United Kingdom’s sovereign credit rating, may also have an impact on the performance of a Fund’s assets or investments economically tied to the United Kingdom or Europe.
The full effects of Brexit will depend, in part, on whether the United Kingdom is able to negotiate agreements to retain access to EU markets including, but not limited to, trade and finance agreements. Brexit could lead to legal and tax uncertainty and potentially divergent national laws and regulations as the United Kingdom determines which EU laws to replace or replicate. The extent of the impact of the withdrawal and the resulting economic arrangements in the United Kingdom and in global markets as well as any associated adverse consequences remain unclear, and the uncertainty may have a significant negative effect on the value of a Fund’s investments. While certain measures have been proposed and/or implemented within the UK and at the EU level or at the member state level, which are designed to minimize disruption in the financial markets, it is not currently possible to determine whether such measures would achieve their intended effects.
On January 31, 2020, the United Kingdom withdrew from the EU and the United Kingdom entered a transition period that expired on December 31, 2020. On December 24, 2020, negotiators representing the United Kingdom and the EU came to a preliminary trade agreement, the EU-UK Trade and Cooperation Agreement (“TCA”), which is an agreement on the terms governing certain aspects of the EU’s and United Kingdom’s relationship following the end of the transition period. On December 30, 2020, the United Kingdom and the EU signed the TCA, which was ratified by the British Parliament on the same day. The TCA was subsequently ratified by the EU Parliament and entered into force on May 1, 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. Due to political uncertainty, it is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU.
Other economic challenges facing the region include high levels of public debt, significant rates of unemployment, aging populations, and heavy regulation in certain economic sectors. European policy makers have taken unprecedented steps to respond to the economic crisis and to boost growth in the region, which has increased the risk that regulatory uncertainty could negatively affect the value of the Fund’s investments.
Certain countries have applied to become new member countries of the EU, and these candidate countries’ accessions may become more controversial to the existing EU members. Some member states may repudiate certain candidate countries joining the EU upon concerns about the possible economic, immigration and cultural implications. Also, Russia may be opposed to the expansion of the EU to members of the former Soviet bloc and may, at times, take actions that could negatively impact EU economic activity.
Investing in Greater China
Investing in Greater China (Mainland China, Hong Kong and Taiwan) involves a high degree of risk and special considerations not typically associated with investing in other more established economies or securities markets. Such risks may include: (a) greater social, economic and political uncertainty (including the risk of armed conflict); (b) the risk of nationalization or expropriation of assets or confiscatory taxation; (c) dependency on exports and the corresponding importance of international trade; (d) the imposition of tariffs or other trade barriers by the U.S. or foreign governments on exports from Mainland China; (e) increasing competition from Asia’s other low-cost emerging economies; (f) greater price volatility and smaller market capitalization of securities markets; (g) decreased liquidity, particularly of certain share classes of Chinese securities; (h) currency exchange rate fluctuations (with respect to investments in Mainland China and Taiwan) and the lack of available currency hedging instruments; (i) higher rates of inflation; (j) controls on foreign investment and limitations on repatriation of invested capital and on the Fund’s ability to exchange local currencies for U.S. dollars; (k) greater governmental involvement in and control over the economy; (l) uncertainty regarding the People’s Republic of China’s commitment to economic reforms; (m) the fact that Chinese companies may be smaller, less seasoned and newly-organized companies; (n) the differences in, or lack of, auditing and financial reporting standards which may result in unavailability of material information about issuers; (o) the fact that statistical information regarding the economy of Greater China may be inaccurate or not comparable to statistical information regarding the U.S. or other economies; (p) less extensive, and still developing, legal systems and regulatory frameworks regarding the securities markets, business entities and commercial transactions; (q) the fact that the settlement period of securities transactions in foreign markets may be longer; (r) the fact that it may be more difficult, or impossible, to obtain and/or enforce a judgment than in other countries; and (s) the rapid and erratic nature of growth, particularly in the People’s Republic of China, resulting in inefficiencies and dislocations.
Mainland China. Investments in Mainland China are subject to the risks associated with greater governmental control over the economy, political and legal uncertainties and currency fluctuations or blockage. In particular, the Chinese Communist Party exercises significant control over economic growth in Mainland China through the allocation of resources, controlling payment of foreign currency-denominated obligations, setting monetary policy and providing preferential treatment to particular industries or companies.
Because the local legal system is still developing, it may be more difficult to obtain or enforce judgments with respect to investments in Mainland China. Chinese companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about Chinese companies than about most U.S. companies. Government supervision and regulation of Chinese stock exchanges, currency markets, trading systems and brokers may be more or less rigorous than that present in the U.S. The procedures and rules governing transactions and custody in Mainland China also may involve delays in payment, delivery or recovery of money or investments. The imposition of tariffs or other trade barriers by the U.S. or other foreign governments on exports from Mainland China may also have an adverse impact on Chinese issuers and China’s economy as a whole.
Foreign investments in Mainland China are somewhat restricted. Securities listed on the Shanghai and Shenzhen Stock Exchanges are divided into two classes of shares: A Shares and B Shares. Ownership of A Shares is restricted to Chinese investors, Qualified Foreign Institutional Investors (“QFIIs”) who have obtained a QFII license, and participants in the Shanghai-Hong Kong and Shenzhen-Hong Kong Stock Connect programs (“Stock Connect”). B Shares may be owned by Chinese and foreign investors. The Funds may obtain exposure to the A share market in the People’s Republic of China by either investing directly in A shares through participation in Stock Connect, or by investing in participatory notes issued by banks, broker-dealers and other financial institutions, or other structured or derivative instruments that are designed to replicate, or otherwise provide exposure to, the performance of A shares of Chinese companies.The Funds may also invest directly in B shares on the Shanghai and Shenzhen Stock Exchanges.
As a result of investing in the People’s Republic of China, the Fund may be subject to withholding and various other taxes imposed by the People’s Republic of China. To date, a 10% withholding tax has been levied on cash dividends, distributions and interest payments from companies listed in the People’s Republic of China to foreign investors, unless the withholding tax can be reduced by an applicable income tax treaty.
As of November 17, 2014, foreign mutual funds, which qualify as QFIIs and/or RMB Qualified Foreign Institutional Investors (“RQFIIs”), are temporarily exempt from enterprise income tax on capital gains arising from securities trading in the People’s Republic of China. It is currently unclear when this preferential treatment would end. If the preferential treatment were to end, such capital gains would be subject to a 10% withholding tax in the People’s Republic of China. Meanwhile, the purchase and sale of publicly traded equities by a QFII/RQFII is exempt from value-added tax in the People’s Republic of China.
The tax law and regulations of the People’s Republic of China are constantly changing, and they may be changed with retrospective effect to the advantage or disadvantage of shareholders. The interpretation and applicability of the tax law and regulations by tax authorities may not be as consistent and transparent as those of more developed nations, and may vary from region to region. It should also be noted that any provision for taxation made by the Investment Adviser may be excessive or inadequate to meet final tax liabilities. Consequently, shareholders may be advantaged or disadvantaged depending upon the final tax liabilities, the level of provision and when they subscribed and/or redeemed their shares of the Fund.

Hong Kong. Hong Kong is a Special Administrative Region of the People’s Republic of China. Since Hong Kong reverted to Chinese sovereignty in 1997, it has been governed by the Basic Law, a “quasi-constitution.” The Basic Law guarantees a high degree of autonomy in certain matters, including economic matters, until 2047. Attempts by the government of the People’s Republic of China to exert greater control over Hong Kong’s economic, political or legal structures or its existing social policy, could negatively affect investor confidence in Hong Kong, which in turn could negatively affect markets and business performance.
In addition, the Hong Kong dollar trades within a fixed trading band rate to (or is “pegged” to) the U.S. dollar. This fixed exchange rate has contributed to the growth and stability of the economy, but could be discontinued. It is uncertain what effect any discontinuance of the currency peg and the establishment of an alternative exchange rate system would have on the Hong Kong economy.
Taiwan. The prospect of political reunification of the People’s Republic of China and Taiwan has engendered hostility between the two regions’ governments. This situation poses a significant threat to Taiwan’s economy, as heightened conflict could potentially lead to distortions in Taiwan’s capital accounts and have an adverse impact on the value of investments throughout Greater China.
Investing through Stock Connect. The Fund may invest in eligible securities (“Stock Connect Securities”) listed and traded on the Shanghai and Shenzhen Stock Exchanges through the Shanghai–Hong Kong and Shenzhen–Hong Kong Stock Connect (“Stock Connect”) program. Stock Connect is a mutual market access program that allows Chinese investors to trade Stock Connect Securities listed on the Hong Kong Stock Exchange via Chinese brokers and non-Chinese investors (such as the Fund) to purchase certain Shanghai and Shenzhen-listed equities (“China A-Shares”) via brokers in Hong Kong. Although Stock Connect allows non-Chinese investors to trade Chinese equities without obtaining a special license (in contrast to earlier direct investment programs), purchases of securities through Stock Connect are subject to market-wide trading volume and market cap quota limitations, which may prevent the Fund from purchasing Stock Connect securities when it is otherwise desirable to do so.
The eligibility of China A-Shares to be accessed through Stock Connect is subject to change by Chinese regulators. Only certain securities are accessible through Stock Connect and such eligibility may be revoked at any time, resulting in the Fund’s inability to add to (but not subtract from) any existing positions in Stock Connect Securities. There can be no assurance that further regulations will not affect the availability of securities in the program or impose other limitations, including limitations on the ability of the Funds to sell China A-Shares.
Because Stock Connect is relatively new, its effects on the market for trading China A-Shares are uncertain. In addition, the trading, settlement and information technology systems used to operate Stock Connect are relatively new and are continuing to evolve. In the event that these systems do not function properly, trading through Stock Connect could be disrupted.
Stock Connect is subject to regulation by both Hong Kong and China. Regulators in both jurisdictions may suspend or terminate Stock Connect trading in certain circumstances. In addition, Chinese regulators have previously suspended trading in Chinese issuers (or permitted such issuers to suspend trading) during market disruptions and may do so again in the event of future disruptions and/or various company-specific events. Such suspensions may be widespread and may adversely affect the Fund’s ability to trade Stock Connect Securities during periods of heightened market volatility. There can be no assurance that any such suspensions or terminations will not be exercised against certain market participants.
Stock Connect transactions are not subject to the investor protection programs of the Hong Kong, Shanghai or Shenzhen Stock Exchanges, though established Hong Kong law may provide other remedies as to any default by a Hong Kong broker. In China, Stock Connect Securities are held on behalf of ultimate investors (such as the Fund) by the Hong Kong Securities Clearing Company Limited (“HKSCC”) as nominee. Although Chinese regulators have affirmed that ultimate investors hold a beneficial interest in Stock Connect Securities, the legal mechanisms available to beneficial owners for enforcing their rights are untested and therefore may expose ultimate investors to risks. Further, Chinese law surrounding the rights of beneficial owners of securities is relatively underdeveloped and courts in China have relatively limited experience in applying the concept of beneficial ownership. As the law continues to evolve, there is a risk that the Fund’s ability to enforce its ownership rights may be uncertain, which could subject the Fund to significant losses.

The Fund may be unable to participate in corporate actions affecting Stock Connect Securities due to time constraints or for other operational reasons. In addition, the Fund will not be able to vote in shareholders’ meetings except through HKSCC and will not be able to attend shareholders’ meetings.
Trades in Stock Connect Securities are subject to certain pre-trade requirements and checks designed to confirm that, for purchases, there is sufficient Stock Connect quota to complete the purchase, and, for sales, the seller has sufficient Stock Connect Securities to complete the sale. Investment quota limitations are subject to change. In addition, these pre-trade requirements may, in practice, limit the number of brokers that the Fund may use to execute trades. While the Fund may use special segregated accounts in lieu of pre-trade requirements and checks, some market participants in Stock Connect Securities, either in China or others investing through Stock Connect or other foreign direct investment programs, have yet to fully implement information technology systems necessary to complete trades involving shares in such accounts in a timely manner. Market practice with respect to special segregated accounts is continuing to evolve.
The Fund will not be able to buy or sell Stock Connect Securities when either the Chinese and Hong Kong markets are closed for trading, and the Chinese and/or Hong Kong markets may be closed for trading for extended periods of time because of local holidays. When the Chinese and Hong Kong markets are not both open on the same day, the Fund may be unable to buy or sell a Stock Connect Security at the desired time. Stock Connect trades are settled in Renminbi (RMB), the official Chinese currency, and investors must have timely access to a reliable supply of RMB in Hong Kong, which cannot be guaranteed.
The Fund, the Investment Adviser and the Underlying Managers (on behalf of themselves and their other clients) will also be subject to restrictions on trading (including restriction on retention of proceeds) in China A-Shares as a result of their interest in China A-Shares and are responsible for compliance with all notifications, reporting and other applicable requirements in connection with such interests. For example, under current Chinese law, once an investor (and, potentially, related investors) holds up to 5% of the shares of a Chinese-listed company, the investor is required to disclose its interest within three days in accordance with applicable regulations and during the reporting period it cannot trade the shares of that company. The investor is also required to disclose any change in its holdings and comply with applicable trading restrictions in accordance with Chinese law.
Trades in Stock Connect Securities may also be subject to various fees, taxes and market charges imposed by Chinese market participants and regulatory authorities. These fees may result in greater trading expenses, which could be borne by the Fund.
The risks related to investments in China A Shares through Stock Connect are heightened to the extent that the Fund invests in China A Shares listed on the Science and Technology Innovation Board of the Shanghai Stock Exchange (“STAR Market”) and/or the ChiNext Market of the Shenzhen Stock Exchange (“ChiNext Market”). Listed companies on the STAR Market and ChiNext Market are usually of an emerging nature with smaller operating scale. They are subject to higher fluctuation in stock prices and liquidity. It may be more common and faster for companies listed on the STAR Market and ChiNext Market to delist.
Investing in South Africa
South Africa suffers from significant wealth and income inequality and high rates of unemployment. This may cause civil and social unrest, which could adversely impact the South African economy. Although economic reforms have been enacted to promote growth and foreign investments, there can be no assurance that these programs will achieve the desired results. South Africa has privatized or has begun the process of privatization of certain entities and industries. In some instances, investors in certain newly privatized entities have suffered losses due to the inability of the newly privatized entities to adjust quickly to a competitive environment or to changing regulatory and legal standards. Despite significant reform and privatization, the South African government continues to control a large share of South African economic activity. The agriculture and mining sectors of South Africa’s economy account for a large portion of its exports, and thus the South African economy is susceptible to fluctuations in these commodity markets. South Africa is particularly susceptible to extended droughts and water shortages. Such episodes could intensify as a result of future climate changes and could potentially lead to political instability and lower economic productivity. The South African economy is heavily dependent upon the economies of Europe, Asia (particularly Japan) and the United States. Reduction in spending by these economies on South African products and services or negative changes in any of these economies may cause an adverse impact on the South African economy.

Investing in South Africa involves risks of less uniformity in accounting and reporting requirements, less reliable securities valuation, and greater risk associated with custody of securities, than investing in developed countries. Investments in South Africa may also be more likely to experience inflation risk and rapid changes in economic conditions than investments in more developed markets. As a result of these and other risks, the Fund’s investments in South Africa may be subject to a greater risk of loss than investments in more developed markets.
Investing in India
In addition to the risks listed under “Foreign Securities” and “Investing in Emerging Countries,” investing in India presents additional risks.
The value of the Fund’s investments in Indian securities may be affected by political and economic developments, changes in government regulation and government intervention, high rates of inflation or interest rates and withholding tax affecting India. The risk of loss may also be increased because there may be less information available about Indian issuers because they are not subject to the extensive accounting, auditing and financial reporting standards and practices which are applicable in the U.S. and other developed countries. There is also a lower level of regulation and monitoring of the Indian securities market and its participants than in other more developed markets.
The laws in India relating to limited liability of corporate shareholders, fiduciary duties of officers and directors, and the bankruptcy of state enterprises are generally less well developed than or different from such laws in the United States. It may be more difficult to obtain or enforce a judgment in the courts in India than it is in the United States. India also has less developed clearance and settlement procedures, and there have been times when settlements have been unable to keep pace with the volume of securities and have been significantly delayed. The Indian stock exchanges have in the past been subject to repeated closure and there can be no certainty that this will not recur. In addition, significant delays are common in registering transfers of securities and the Fund may be unable to sell securities until the registration process is completed and may experience delays in receipt of dividends and other entitlements.
Foreign investment in the securities of issuers in India is usually restricted or controlled to some degree. In India, “foreign portfolio investors” (“FPIs”) may predominately invest in exchange-traded securities (and securities to be listed, or those approved on the over-the-counter exchange of India) subject to the conditions specified in certain guidelines for direct foreign investment. FPIs have to apply for registration with a designated depository participant in India on behalf of the Securities and Exchange Board of India (“SEBI”). The Fund is registered as an FPI. The Fund’s continued ability to invest in India is dependent on its continuing to meet current and future requirements placed on FPIs by SEBI regulations. If the Fund (or the Investment Adviser) were to fail to meet applicable requirements in the future, the Fund would no longer be permitted to invest directly in Indian securities, may not be able to pursue its principal strategy and may be forced to liquidate. FPIs are required to observe certain investment restrictions, including an account ownership ceiling of 10% of the total issued share capital of any one company. The shareholdings of all registered FPIs, together with the shareholdings of non-resident Indian individuals and foreign corporate bodies substantially owned by non-resident Indians, may not exceed a specified percentage of the issued share capital of any one company (subject to that company’s approval).
Only registered FPIs that comply with certain statutory conditions may make direct portfolio investments in exchange-traded Indian securities. Under the current guidelines, income, gains and initial capital with respect to such investments are freely repatriable, subject to payment of applicable Indian taxes. However, the guidelines covering foreign investment are relatively new and evolving and there can be no assurance that these investment control regimes will not change in a way that makes it more difficult or impossible for the Fund to implement its investment objective or repatriate its income, gains and initial capital from India. Further, SEBI has recently, in September 2019, notified new regulations governing FPIs which among other amend the categories of FPIs, and issued operational guidelines which lay down the process to implement the new regulations. There can be no assurance that the Fund will continue to qualify for its FPI license. Loss of the FPI registration could adversely impact the ability of the Fund to make investments in India.
With effect from April 1, 2018, a tax of 10% plus surcharges is imposed on gains from sales of equities held more than one year, provided such securities were both acquired and sold on a recognized stock exchange in India. For shares acquired prior to February 1, 2018, a step-up in the cost of acquisition may be available in certain circumstances. A tax of 15% plus surcharges is currently imposed on gains from sales of equities held not more than one year and sold on a recognized stock exchange in India. Gains from sales of equity securities in other cases are taxed at a rate of 30% plus surcharges (for securities held not more than one year) and 10% (for securities held for more than one year). Securities transaction tax applies for specified transactions at specified rates. India generally imposes a tax on interest income on debt securities at a rate of 20% plus surcharges. In certain cases, the tax rate may be reduced to 5%. This tax is imposed on the investor. India imposes a tax on dividends paid by an Indian company at a rate of 15% plus surcharges (on a gross up basis). This tax is imposed on the company that pays the dividends. The Investment Adviser will take into account the effects of local taxation on investment returns. In the past, these taxes have sometimes been substantial.
The Indian population is composed of diverse religious, linguistic and ethnic groups. Religious and border disputes continue to pose problems for India. From time to time, India has experienced internal disputes between religious groups within the country. In addition, India has faced, and continues to face, military hostilities with neighboring countries and regional countries. These events could adversely influence the Indian economy and, as a result, negatively affect the Fund’s investments.
Investing in Indonesia
Indonesia has experienced currency devaluations, substantial rates of inflation, widespread corruption and economic recessions. The Indonesian government may exercise substantial influence over many aspects of the private sector and may own or control many companies. Indonesia’s securities laws are unsettled and judicial enforcement of contracts with foreign entities is inconsistent, often as a result of pervasive corruption. Indonesia has a history of political and military unrest including acts of terrorism, outbreaks of violence and civil unrest due to territorial disputes, historical animosities and domestic ethnic and religious conflicts.
The Indonesian securities market is an emerging market characterized by a small number of company listings, high price volatility and a relatively illiquid secondary trading environment. These factors, coupled with restrictions on investment by foreigners and other factors, limit the supply of securities available for investment by a Fund. This will affect the rate at which a Fund is able to invest in Indonesian securities, the purchase and sale prices for such securities and the timing of purchases and sales. The limited liquidity of the Indonesian securities markets may also affect a Fund’s ability to acquire or dispose of securities at a price and time that it wishes to do so. Accordingly, in periods of rising market prices, a Fund may be unable to participate in such price increases fully to the extent that it is unable to acquire desired portfolio positions quickly; conversely a Fund’s inability to dispose fully and promptly of positions in declining markets will cause its NAV to decline as the value of unsold positions is marked to lower prices.
The market for Indonesian securities is directly influenced by the flow of international capital, and economic and market conditions of certain countries. Adverse economic conditions or developments in other emerging market countries, especially in the Southeast Asia region, have at times significantly affected the availability of credit in the Indonesian economy and resulted in considerable outflows of funds and declines in the amount of foreign currency invested in Indonesia. Adverse conditions or changes in relationships with Indonesia’s major trading partners, including Japan, China, and the U.S., may also significantly impact on the Indonesian economy. As a commodity exporter, Indonesia is susceptible to world prices for their exports, including crude oil.
Indonesia is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons, and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Indonesia’s economy.
Investing in Japan
Japan’s economy is heavily dependent upon international trade and is especially sensitive to any adverse effects arising from trade tariffs and other protectionist measures, as well as the economic condition of its trading partners. Japan’s high volume of exports has caused trade tensions with Japan’s primary trading partners, particularly with the United States. The relaxing of official and de facto barriers to imports, or hardships created by the actions of trading partners, could adversely affect Japan’s economy. Because the Japanese economy is so dependent on exports, any fall-off in exports may be seen as a sign of economic weakness, which may adversely affect Japanese markets.
In addition, Japan’s export industry, its most important economic sector, depends heavily on imported raw materials and fuels, including iron ore, copper, oil and many forest products. Japan has historically depended on oil for most of its energy requirements.

Almost all of its oil is imported, the majority from the Middle East. In the past, oil prices have had a major impact on the domestic economy, but more recently Japan has worked to reduce its dependence on oil by encouraging energy conservation and use of alternative fuels. However, Japan remains sensitive to fluctuations in commodity prices, and a substantial rise in world oil or commodity prices could have a negative effect on its economy.
The Japanese yen has fluctuated widely during recent periods and may be affected by currency volatility elsewhere in Asia, especially Southeast Asia. In addition, the yen has had a history of unpredictable and volatile movements against the U.S. dollar. A weak yen is disadvantageous to U.S. shareholders investing in yen-denominated securities. A strong yen, however, could be an impediment to strong continued exports and economic recovery, because it makes Japanese goods sold in other countries more expensive and reduces the value of foreign earnings repatriated to Japan.
The performance of the global economy could have a major impact upon equity returns in Japan. As a result of the strong correlation with the economy of the U.S., Japan’s economy and its stock market are vulnerable to any unfavorable economic conditions in the U.S. and poor performance of U.S. stock markets. The growing economic relationship between Japan and its other neighboring countries in the Southeast Asia region, especially China, also exposes Japan’s economy to changes to the economic climates in those countries.
Like many developed countries, Japan faces challenges to its competitiveness. Growth slowed markedly in the 1990s and Japan’s economy fell into a long recession. After a few years of mild recovery in the mid-2000s, the Japanese economy fell into another recession in part due to the recent global economic crisis. This economic recession was likely compounded by an unstable financial sector, low domestic consumption, and certain corporate structural weaknesses, which remain some of the major issues facing the Japanese economy. Japan is reforming its political process and deregulating its economy to address this situation. However, there is no guarantee that these efforts will succeed in making the performance of the Japanese economy more competitive.
Japan has experienced natural disasters, such as earthquakes and tidal waves, of varying degrees of severity. The risks of such phenomena, and the resulting damage, continue to exist and could have a severe and negative impact on the Fund’s holdings in Japanese securities. Japan also has one of the world’s highest population densities. A significant percentage of the total population of Japan is concentrated in the metropolitan areas of Tokyo, Osaka, and Nagoya. Therefore, a natural disaster centered in or very near to one of these cities could have a particularly devastating effect on Japan’s financial markets. Japan’s recovery from the recession has been affected by economic distress resulting from the earthquake and resulting tsunami that struck northeastern Japan in March 2011 causing major damage along the coast, including damage to nuclear power plants in the region. Since the earthquake, Japan’s financial markets have fluctuated dramatically. The disaster caused large personal losses, reduced energy supplies, disrupted manufacturing, resulted in significant declines in stock market prices and resulted in an appreciable decline in Japan’s economic output. Although production levels are recovering in some industries as work is shifted to factories in areas not directly affected by the disaster, the timing of a full economic recovery is uncertain, and foreign business whose supply chains are dependent on production or manufacturing in Japan may decrease their reliance on Japanese industries in the future.
Investing in Mexico
Since the period of economic turmoil surrounding the devaluation of the peso in 1994, which triggered the worst recession in over 50 years, Mexico has experienced a period of general economic recovery. Economic and social concerns persist, however, with respect to low real wages, underemployment for a large segment of the population, inequitable income distribution and few advancement opportunities for the large impoverished population in the southern states. Mexico also has a history of high inflation and substantial devaluations of the peso, causing currency instabilities. These economic and political issues have caused volatility in the Mexican securities markets.
Mexico’s free market economy contains a mixture of modern and outmoded industry and agriculture, increasingly dominated by the private sector. Recent administrations have begun a process of privatization of certain entities and industries including seaports, railroads, telecommunications, electricity generation, natural gas distribution and airports. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards.

The Mexican economy is heavily dependent on trade with, and foreign investment from, the U.S. and Canada, which are Mexico’s principal trading partners. Any changes in the supply, demand, price or other economic components of Mexico’s imports or exports, as well as any reductions in foreign investment from, or changes in the economies of, the U.S. or Canada, may have an adverse impact on the Mexican economy. In particular, Mexico’s economy is very dependent on oil exports and susceptible to fluctuations in the price of oil. Mexico and the U.S. entered into the North American Free Trade Agreement (NAFTA) in 1994 as well as a second treaty, the Security and Prosperity Partnership of North America, in 2005. In an effort to expand trade with Pacific countries, Mexico formally joined the Trans-Pacific Partnership negotiations in 2012 and formed the Pacific Alliance with Peru, Columbia and Chile. The United States-Mexico-Canada Agreement, the successor to NAFTA, took effect on July 1, 2020. This treaty may impact the trading relationship between Mexico and the U.S. and further Mexico’s dependency on the U.S. economy.
Mexico is subject to social and political instability as a result of a recent rise in criminal activity, including violent crimes and terrorist actions committed by certain political and drug trade organizations. A general escalation of violent crime has led to uncertainty in the Mexican market and adversely affected the performance of the Mexican economy. Violence near border areas, as well as border-related political disputes, may lead to strained international relations.
Recent elections have been contentious and closely-decided, and changes in political parties or other political events may affect the economy and cause instability. Corruption remains widespread in Mexican institutions and infrastructure is underdeveloped. Mexico has historically been prone to natural disasters such as tsunamis, volcanoes, hurricanes and destructive earthquakes, which may adversely impact its economy.
Investing in Nigeria
Nigeria is endowed with vast resources of oil and gas, which provide strong potential for economic growth. However, dependence on oil revenues leaves Nigeria vulnerable to volatility in world oil prices and dependent on international trade. In addition, Nigeria suffers from poverty, marginalization of key regions, and ethnic and religious divides. Under-investment and corruption have slowed infrastructure development, leading to major electricity shortages, among other things. Electricity shortages have led many businesses to make costly private arrangements for generation of power. Excessive regulation, an unreliable justice system, government corruption, and high inflation are other risks faced by Nigerian companies.
Because Nigeria is heavily dependent upon international trade, its economy would be negatively affected by any trade barriers, exchange controls (including repatriation restrictions), managed adjustments in relative currency values or other protectionist measures imposed or negotiated by the countries with which it trades. Nigeria has imposed capital controls to varying degrees in the past, which may make it difficult for the  Fund to invest in companies in Nigeria or repatriate investment income, capital or the proceeds of securities sales from Nigeria. The  Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for such repatriation. The Nigerian economy may also be adversely affected by economic conditions in the countries with which it trades.
Militancy in the Niger Delta region, which has had a significant impact on crude oil production in recent years, has subsided following a government amnesty initiative in 2009. However, political activism and violence in the Delta region, as well as religious riots in the north, continue to have an effect on the Nigerian economy. Religious tension, often fueled by politicians, may increase in the near future, especially as other African countries are experiencing similar religious and political discontent.
Nigeria is also subject to the risks of investing in African countries generally. Many African countries historically have suffered from political, economic, and social instability. Political risks may include substantial government control over the private sector, corrupt leaders, expropriation and/or nationalization of assets, restrictions on and government intervention in international trade, confiscatory taxation, civil unrest, social instability as a result of religious, ethnic and/or socioeconomic unrest, suppression of opposition parties or fixed elections, terrorism, coups, and war. Certain African markets may face a higher concentration of market capitalization, greater illiquidity and greater price volatility than that found in more developed markets of Western Europe or the United States. Certain governments in Africa restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers located or operating in those countries. Securities laws in many countries in Africa are relatively new and unsettled and, consequently, there is a risk of rapid and unpredictable change in laws regarding foreign investment, securities regulation, title to securities and shareholder rights. Accordingly, foreign investors may be adversely affected by new or amended laws and regulations.
Investing in Pakistan
The Pakistani population is comprised of diverse religious, linguistic and ethnic groups which may sometimes be resistant to the central government’s control. Acts of terrorism and armed clashes between Pakistani troops, local tribesmen, the Taliban and foreign extremists have resulted in population displacement and civil unrest. Pakistan, a nuclear power, also has a history of hostility with neighboring countries, most notably with India, also a nuclear power. These hostilities sometimes result in armed conflict and acts of terrorism. Even in the absence of armed conflict, the potential threat of war with India may depress economic growth in Pakistan. Further, Pakistan’s geographic location between Afghanistan and Iran increases the risk that it may be involved in or affected by international conflicts. Pakistan’s economic growth is due in large part to high levels of foreign aid, loans and debt forgiveness. However, this support may be reduced or terminated in response to a change in the political leadership of Pakistan. Unanticipated political or social developments may affect the value of the Fund’s investments and the availability to the Fund of additional investments.
Pakistan’s economy is heavily dependent on exports. Pakistan’s key trading and foreign investment partner is the United States. Reduction in spending on Pakistani products and services, or changes in the U.S. economy, foreign policy, trade regulation or currency exchange rate may adversely impact the Pakistani economy.
The stock markets in the region are undergoing a period of growth and change, which may result in trading or price volatility and difficulties in the settlement and recording of transactions, and in interpreting and applying the relevant laws and regulations. The securities industries in Pakistan are comparatively underdeveloped. The Fund may be unable to sell securities where the registration process is incomplete and may experience delays in receipt of dividends. If trading volume is limited by operational difficulties, the ability of the Fund to invest its assets in Pakistan may be impaired. Settlement of securities transactions in Pakistan are subject to risk of loss, may be delayed and are generally less frequent than in the United States, which could affect the liquidity of the Fund’s assets. In addition, disruptions due to work stoppages and trading improprieties in these securities markets have caused such markets to close. If extended closings were to occur in stock markets where the Fund was heavily invested, the Fund’s ability to redeem Fund shares could become correspondingly impaired.
Pakistan is located in a part of the world that has historically been prone to natural disasters including floods and earthquakes and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on Pakistan’s economy.
Investing in the Philippines
Investments in the Philippines may be negatively affected by slow or negative growth rates and economic instability in the Philippines and in Asia. The Philippines’ economy is heavily dependent on exports, particularly electronics and semiconductors. The Philippines’ reliance on these sectors makes it vulnerable to economic declines in the information technology sector. In addition, the Philippines’ dependence on exports ties the growth of its economy to those of its key trading partners, including the U.S., China, Japan and Singapore. Reduction in spending on products and services from the Philippines, or changes in trade regulations or currency exchange rates in any of these countries, may adversely impact the Philippine economy.
In the past, the Philippines has experienced periods of slow or negative growth, high inflation, significant devaluation of the peso, imposition of exchange controls, debt restructuring and electricity shortages and blackouts. From mid-1997 to 1999, the Asian economic crisis adversely affected the Philippine economy and caused a significant depreciation of the Peso and increases in interest rates. These factors had a material adverse impact on the ability of many Philippine companies to meet their debt-servicing obligations. While the Philippines has recovered from the Asian economic crisis, it continues to face a significant budget deficit, limited foreign currency reserves and a volatile Peso exchange rate.

Political concerns, including uncertainties over the economic policies of the Philippine government, the large budget deficit and unsettled political conditions, could materially affect the financial and economic conditions of Philippine companies in which the Fund may invest. The Philippines has experienced a high level of debt and public spending, which may stifle economic growth or contribute to prolonged periods of recession. Investments in Philippine companies will also subject the Fund to risks associated with government corruption, including lack of transparency and contradictions in regulations, appropriation of assets, graft, excessive and/or unpredictable taxation, and an unreliable judicial system.
The Philippines has historically been prone to incidents of political and religious related violence and terrorism, and may continue to experience this in the future.
The Philippines is located in a part of the world that has historically been prone to natural disasters such as tsunamis, earthquakes, volcanoes, and typhoons and is economically sensitive to environmental events. Any such event could result in a significant adverse impact on the Philippines’ economy.
Investing in Russia
In addition to the risks listed above under “Foreign Investments” and “Investing in Emerging Countries,” investing in Russia presents additional risks. Investing in Russian securities is highly speculative and involves significant risks and special considerations not typically associated with investing in the securities markets of the U.S. and most other developed countries. Over the past century, Russia has experienced political, social and economic turbulence and has endured decades of communist rule under which tens of millions of its citizens were collectivized into state agricultural and industrial enterprises. Since the collapse of the Soviet Union, Russia’s government has been faced with the daunting task of stabilizing its domestic economy, while transforming it into a modern and efficient structure able to compete in international markets and respond to the needs of its citizens. However, to date, many of the country’s economic reform initiatives have floundered as the proceeds of International Monetary Fund and other economic assistance have been squandered or stolen. In this environment, there is always the risk that the nation’s government will abandon the current program of economic reform and replace it with radically different political and economic policies that would be detrimental to the interests of foreign investors. This could entail a return to a centrally planned economy and nationalization of private enterprises similar to what existed under the old Soviet Union.
Poor accounting standards, inept management, pervasive corruption, insider trading and crime, and inadequate regulatory protection for the rights of investors all pose a significant risk, particularly to foreign investors. In addition, there is the risk that the Russian tax system will not be reformed to prevent inconsistent, retroactive, and/or exorbitant taxation, or, in the alternative, the risk that a reformed tax system may result in the inconsistent and unpredictable enforcement of the new tax laws.
Compared to most national stock markets, the Russian securities market suffers from a variety of problems not encountered in more developed markets. There is little long-term historical data on the Russian securities market because it is relatively new and a substantial proportion of securities transactions in Russia are privately negotiated outside of stock exchanges. The inexperience of the Russian securities market and the limited volume of trading in securities in the market may make obtaining accurate prices on portfolio securities from independent sources more difficult than in more developed markets. Additionally, because of less stringent auditing and financial reporting standards that apply to U.S. companies, there is little solid corporate information available to investors. As a result, it may be difficult to assess the value or prospects of an investment in Russian companies. Stocks of Russian companies also may experience greater price volatility than stocks of U.S. companies.
Because of the relatively recent formation of the Russian securities market as well as the underdeveloped state of the banking and telecommunications systems, settlement, clearing and registration of securities transactions are subject to significant risks. Prior to 2013, there was no central registration system for share registration in Russia and registration was carried out by the companies themselves or by registrars located throughout Russia. These registrars were not necessarily subject to effective state supervision nor were they licensed with any governmental entity. In 2013, Russia implemented the National Settlement Depository (NSD) as a recognized central securities depository (CSD). Title to Russian equities is now based on the records of the NSD rather than the registrars. The implementation of the NSD is expected to enhance the efficiency and transparency of the Russian securities market and decrease risk of loss in connection with recording and transferring title to securities. The Fund also may experience difficulty in obtaining and/or enforcing judgments in Russia.

The Russian economy is heavily dependent upon the export of a range of commodities including most industrial metals, forestry products, oil, and gas. Accordingly, it is strongly affected by international commodity prices and is particularly vulnerable to any weakening in global demand for these products.
Foreign investors also face a high degree of currency risk when investing in Russian securities and a lack of available currency hedging instruments. In a surprise move in August 1998, Russia devalued the ruble, defaulted on short-term domestic bonds, and imposed a moratorium on the repayment of its international debt and the restructuring of the repayment terms. These actions negatively affected Russian borrowers’ ability to access international capital markets and had a damaging impact on the Russian economy. In addition, there is the risk that the government may impose capital controls on foreign portfolio investments in the event of extreme financial or political crisis. Such capital controls would prevent the sale of a portfolio of foreign assets and the repatriation of investment income and capital.
Russia’s government has begun to take bolder steps, including use of the military, to re-assert its regional geo-political influence. In February 2022, Russia launched a large-scale invasion of Ukraine. These steps have increased tensions between its neighbors and Western countries, which may adversely affect its economic growth. These developments may continue for some time and create uncertainty in the region. Russia’s actions have induced the United States and other countries to impose economic sanctions and may result in additional sanctions in the future. Such sanctions, which impact many sectors of the Russian economy, may cause a decline in the value and liquidity of Russian securities and adversely affect the performance of the Fund or make it difficult for the Fund to achieve its investment objectives. In certain instances, sanctions and other similar measures could prohibit the Fund from buying or selling Russian securities, rendering any such securities held by the Fund unmarketable for an indefinite period of time. In addition, such sanctions, and the Russian government’s response, could result in a downgrade in Russia’s credit rating, devaluation of its currency and/or increased volatility with respect to Russian securities. Moreover, disruptions caused by Russian military action or other actions (including cyberattacks and espionage) or resulting actual and threatened responses to such activity, including purchasing and financing restrictions, boycotts or changes in consumer or purchaser preferences, sanctions, tariffs or cyberattacks on the Russian government, Russian companies or Russian individuals, including politicians, may impact Russia’s economy and Russian issuers of securities in which the Fund invests.
Investing in Turkey
Certain political, economic, legal and currency risks have contributed to a high level of price volatility in the Turkish equity and currency markets. Turkey has experienced periods of substantial inflation, currency devaluations and severe economic recessions, any of which may have a negative effect on the Turkish economy and securities market. Turkey has also experienced a high level of debt and public spending, which may stifle Turkish economic growth, contribute to prolonged periods of recession or lower Turkey’s sovereign debt rating.
Turkey has begun a process of privatization of certain entities and industries. In some instances, however, newly privatized entities have suffered losses due to an inability to adjust quickly to a competitive environment or to changing regulatory and legal standards. Privatized industries also run the risk of re-nationalization.
Historically, Turkey’s national politics have been unpredictable and subject to influence by the military, and its government may be subject to sudden change. Disparities of wealth, the pace and success of democratization and capital market development and religious and racial disaffection have also led to social and political unrest. Unanticipated or sudden political or social developments may result in sudden and significant investment losses.
Investing in Vietnam
While Vietnam has been experiencing a period of rapid economic growth, the country remains relatively poor, with under-developed infrastructure and a lack of sophisticated or high tech industries. Risks of investing in Vietnam include, among others, expropriation and/or nationalization of assets, political instability, including authoritarian and/or military involvement in governmental decision-making, and social instability as a result of religious, ethnic and/or socioeconomic unrest.

Vietnam has at times experienced a high inflation rate, at least partially as a result of the country’s large trade deficit. The inflation rate could return to a high level and economic stability could be threatened.
Vietnam may be heavily dependent upon international trade and, consequently, may have been and may continue to be, negatively affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which it trades. The economy of Vietnam also has been and may continue to be adversely affected by economic conditions in the countries with which it trades.
The Vietnamese economy also has suffered from excessive intervention by the Communist government. Many companies listed on the exchanges are still partly state-owned and have a degree of state influence in their operations. The government of Vietnam continues to hold a large share of the equity in privatized enterprises. State owned and operated companies tend to be less efficient than privately owned companies, due to lack of market competition.
The government of Vietnam may restrict or control to varying degrees the ability of foreign investors to invest in securities of issuers operating in Vietnam. Only a small percentage of the shares of privatized companies are held by investors. These restrictions and/or controls may at times limit or prevent foreign investment in securities of issuers located in Vietnam. Moreover, governmental approval prior to investments by foreign investors may be required in Vietnam and may limit the amount of investments by foreign investors in a particular industry and/or issuer and may limit such foreign investment to a certain class of securities of an issuer that may have less advantageous rights than the classes available for purchase by domiciliaries of Vietnam and/or impose additional taxes on foreign investors. These factors make investing in issuers located in Vietnam significantly riskier than investing in issuers located in more developed countries, and could a cause a decline in the value of the Fund’s shares. In addition, the government of Vietnam may levy withholding or other taxes on dividend and interest income. Although a portion of these taxes may be recoverable, any non-recovered portion of foreign withholding taxes will reduce the income received from investments in such countries.
Investment in Vietnam may be subject to a greater degree of risk associated with governmental approval in connection with the repatriation of capital by foreign investors. Vietnamese authorities have in the past imposed arbitrary repatriation taxes on foreign owners. In addition, there is the risk that if Vietnam’s balance of payments declines, Vietnam may impose temporary restrictions on foreign capital remittances. Consequently, the Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments. Additionally, investments in Vietnam may require the Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.
Current investment regulations in Vietnam require funds to execute trades of securities of Vietnamese companies through a single broker. As a result, the Adviser will have less flexibility to choose among brokers on behalf of the Fund than is typically the case for investment managers. In addition, because the process of purchasing securities in Vietnam requires that payment to the local broker occur prior to receipt of securities, failure of the broker to deliver the securities will adversely affect the applicable Fund.
Vietnam is also subject to certain environmental risks, including typhoons and floods, as well as rapid environmental degradation due to industrialization and lack of regulation.
Investments in Unseasoned Companies
Each Fund  may invest in companies (including predecessors) which have operated less than three years. The securities of such companies may have limited liquidity, which can result in their being priced higher or lower than might otherwise be the case. In addition, investments in unseasoned companies are more speculative and entail greater risk than do investments in companies with an established operating record.
Mortgage Loans and Mortgage-Backed Securities
Each Fund may invest in mortgage loans, mortgage pass-through securities and other securities representing an interest in or collateralized by adjustable and fixed-rate mortgage loans (“Mortgage-Backed Securities”).

Mortgage-Backed Securities are subject to both call risk and extension risk. Because of these risks, these securities can have significantly greater price and yield volatility than traditional fixed income securities.
General Characteristics of Mortgage Backed Securities
In general, each mortgage pool underlying Mortgage-Backed Securities consists of mortgage loans evidenced by promissory notes secured by first mortgages or first deeds of trust or other similar security instruments creating a first lien on owner occupied and non-owner occupied one-unit to four-unit residential properties, multi-family (i.e., five-units or more) properties, agricultural properties, commercial properties and mixed use properties (the “Mortgaged Properties”). The Mortgaged Properties may consist of detached individual dwelling units, multi-family dwelling units, individual condominiums, townhouses, duplexes, triplexes, fourplexes, row houses, individual units in planned unit developments, other attached dwelling units (“Residential Mortgaged Properties”) or commercial properties, such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property (“Commercial Mortgaged Properties”). Residential Mortgaged Properties may also include residential investment properties and second homes. In addition, the Mortgage-Backed Securities which are residential mortgage-backed securities may also consist of mortgage loans evidenced by promissory notes secured entirely or in part by second priority mortgage liens on Residential Mortgaged Properties.
The investment characteristics of adjustable and fixed rate Mortgage-Backed Securities differ from those of traditional fixed income securities. The major differences include the payment of interest and principal on Mortgage-Backed Securities on a more frequent (usually monthly) schedule, and the possibility that principal may be prepaid at any time due to prepayments on the underlying mortgage loans or other assets. These differences can result in significantly greater price and yield volatility than is the case with traditional fixed income securities. As a result, if the Fund purchases Mortgage-Backed Securities at a premium, a faster than expected prepayment rate will reduce both the market value and the yield to maturity from their anticipated levels. A prepayment rate that is slower than expected will have the opposite effect, increasing yield to maturity and market value. Conversely, if the Fund purchases Mortgage-Backed Securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce yield to maturity and market value. To the extent that the Fund invests in Mortgage-Backed Securities, the Underlying Manager may seek to manage these potential risks by investing in a variety of Mortgage-Backed Securities and by using certain hedging techniques.
Prepayments on a pool of mortgage loans are influenced by changes in current interest rates and a variety of economic, geographic, social and other factors (such as changes in mortgagor housing needs, job transfers, unemployment, mortgagor equity in the mortgage properties and servicing decisions). The timing and level of prepayments cannot be predicted. A predominant factor affecting the prepayment rate on a pool of mortgage loans is the difference between the interest rates on outstanding mortgage loans and prevailing mortgage loan interest rates (giving consideration to the cost of any refinancing). Generally, prepayments on mortgage loans will increase during a period of falling mortgage interest rates and decrease during a period of rising mortgage interest rates. Accordingly, the amounts of prepayments available for reinvestment by the Fund are likely to be greater during a period of declining mortgage interest rates. If general interest rates decline, such prepayments are likely to be reinvested at lower interest rates than the Fund was earning on the Mortgage-Backed Securities that were prepaid. Due to these factors, Mortgage-Backed Securities may be less effective than U.S. Treasury and other types of debt securities of similar maturity at maintaining yields during periods of declining interest rates. Because the Fund’s investments in Mortgage-Backed Securities are interest-rate sensitive, the Fund’s performance will depend in part upon the ability of the Fund to anticipate and respond to fluctuations in market interest rates and to utilize appropriate strategies to maximize returns to the Fund while attempting to minimize the associated risks to its investment capital. Prepayments may have a disproportionate effect on certain Mortgage-Backed Securities and other multiple class pass-through securities, which are discussed below.
The rate of interest paid on Mortgage-Backed Securities is normally lower than the rate of interest paid on the mortgages included in the underlying pool due to (among other things) the fees paid to any servicer, special servicer and trustee for the trust fund which holds the mortgage pool, other costs and expenses of such trust fund, fees paid to any guarantor, such as Ginnie Mae (as defined below) or to any credit enhancers, mortgage pool insurers, bond insurers and/or hedge providers, and due to any yield retained by the issuer. Actual yield to the holder may vary from the coupon rate, even if adjustable, if the Mortgage-Backed Securities are purchased or traded in the secondary market at a premium or discount. In addition, there is normally some delay between the time the issuer receives mortgage payments from the servicer and the time the issuer (or the trustee of the trust fund which holds the mortgage pool) makes the payments on the Mortgage-Backed Securities, and this delay reduces the effective yield to the holder of such securities.
The issuers of certain mortgage-backed obligations may elect to have the pool of mortgage loans (or indirect interests in mortgage loans) underlying the securities treated as a Real Estate Mortgage Investment Conduit ("REMIC"), which is subject to special federal income tax rules. A description of the types of mortgage loans and Mortgage-Backed Securities in which a Fund may invest is provided below. The descriptions are general and summary in nature, and do not detail every possible variation of the types of securities that are permissible investments for the Fund.
Delinquencies, defaults and losses on residential mortgage loans may increase substantially over certain periods, which may affect the performance of the Mortgage-Backed Securities in which the Fund may invest. Mortgage loans backing non-agency Mortgage-Backed Securities are more sensitive to economic factors that could affect the ability of borrowers to pay their obligations under the mortgage loans backing these securities. In addition, housing prices and appraisal values in many states and localities over certain periods have declined or stopped appreciating. A sustained decline or an extended flattening of those values may result in additional increases in delinquencies and losses on Mortgage-Backed Securities generally(including the Mortgaged-Backed Securities that the Funds may invest in as described above).
Adverse changes in market conditions and regulatory climate may reduce the cash flow which the Fund, to the extent it invests in Mortgage-Backed Securities or other asset-backed securities, receives from such securities and increase the incidence and severity of credit events and losses in respect of such securities. In the event that interest rate spreads for Mortgage-Backed Securities and other asset-backed securities widen following the purchase of such assets by the Fund, the market value of such securities is likely to decline and, in the case of a substantial spread widening, could decline by a substantial amount. Furthermore, adverse changes in market conditions may result in reduced liquidity in the market for Mortgage-Backed Securities and other asset-backed securities (including the Mortgage-Backed Securities and other asset-backed securities in which the Fund may invest) and an unwillingness by banks, financial institutions and investors to extend credit to servicers, originators and other participants in the market for Mortgage-Backed and other asset-backed securities. As a result, the liquidity and/or the market value of any Mortgage-Backed or asset-backed securities that are owned by the Fund may experience declines after they are purchased by the Fund.
General Regulatory Considerations of Mortgage-Backed Securities
The unprecedented disruption in the mortgage- and asset-backed securities markets in 2008-2009 resulted in significant downward price pressures as well as foreclosures and defaults in residential and commercial real estate. As a result of these events, the liquidity of the mortgage- and asset-backed securities markets was negatively impacted during that time. Following the market dislocation, the U.S. Congress passed the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”), which imposed a new regulatory framework over the U.S. financial services industry and the consumer credit markets in general. Among its other provisions, the Dodd-Frank Act creates a liquidation framework under which the Federal Deposit Insurance Corporation (“FDIC”), may be appointed as receiver following a “systemic risk determination” by the Secretary of Treasury (in consultation with the President) for the resolution of certain nonbank financial companies and other entities, defined as “covered financial companies”, and commonly referred to as “systemically important entities”, in the event such a company is in default or in danger of default and the resolution of such a company under other applicable law would have serious adverse effects on financial stability in the United States, and also for the resolution of certain of their subsidiaries. No assurances can be given that this new liquidation framework would not apply to the originators of asset-backed securities, including Mortgage-Backed Securities, or their respective subsidiaries, including the issuers and depositors of such securities, although the expectation embedded in the Dodd-Frank Act is that the framework will be invoked only very rarely. Guidance from the FDIC indicates that such new framework will largely be exercised in a manner consistent with the existing bankruptcy laws, which is the insolvency regime that would otherwise apply to the sponsors, depositors and issuing entities with respect to asset-backed securities, including Mortgage-Backed Securities. The application of such liquidation framework to such entities could result in decreases or delays in amounts paid on, and hence the market value of, the Mortgage-Backed or asset-backed securities that may be owned by the Fund.
Certain General Characteristics of Mortgage Loans

Adjustable Rate Mortgage Loans (“ARMs”). Each Fund may invest in ARMs. ARMs generally provide for a fixed initial mortgage interest rate for a specified period of time. Thereafter, the interest rates (the “Mortgage Interest Rates”) may be subject to periodic adjustment based on changes in the applicable index rate (the “Index Rate”). The adjusted rate would be equal to the Index Rate plus a fixed percentage spread over the Index Rate established for each ARM at the time of its origination. ARMs allow the Fund to participate in increases in interest rates through periodic increases in the securities coupon rates. During periods of declining interest rates, coupon rates may readjust downward resulting in lower yields to the Fund.
Adjustable interest rates can cause payment increases that some mortgagors may find difficult to make. However, certain ARMs may provide that the Mortgage Interest Rate may not be adjusted to a rate above an applicable lifetime maximum rate or below an applicable lifetime minimum rate for such ARM. Certain ARMs may also be subject to limitations on the maximum amount by which the Mortgage Interest Rate may adjust for any single adjustment period (the “Maximum Adjustment”). Other ARMs (“Negatively Amortizing ARMs”) may provide instead or as well for limitations on changes in the monthly payment on such ARMs. Limitations on monthly payments can result in monthly payments which are greater or less than the amount necessary to amortize a Negatively Amortizing ARM by its maturity at the Mortgage Interest Rate in effect in any particular month. In the event that a monthly payment is not sufficient to pay the interest accruing on a Negatively Amortizing ARM, any such excess interest is added to the principal balance of the loan, causing negative amortization, and will be repaid through future monthly payments. It may take borrowers under Negatively Amortizing ARMs longer periods of time to build up equity and may increase the likelihood of default by such borrowers. In the event that a monthly payment exceeds the sum of the interest accrued at the applicable Mortgage Interest Rate and the principal payment which would have been necessary to amortize the outstanding principal balance over the remaining term of the loan, the excess (or “accelerated amortization”) further reduces the principal balance of the ARM. Negatively Amortizing ARMs do not provide for the extension of their original maturity to accommodate changes in their Mortgage Interest Rate. As a result, unless there is a periodic recalculation of the payment amount (which there generally is), the final payment may be substantially larger than the other payments. After the expiration of the initial fixed rate period and upon the periodic recalculation of the payment to cause timely amortization of the related mortgage loan, the monthly payment on such mortgage loan may increase substantially which may, in turn, increase the risk of the borrower defaulting in respect of such mortgage loan. These limitations on periodic increases in interest rates and on changes in monthly payments protect borrowers from unlimited interest rate and payment increases, but may result in increased credit exposure and prepayment risks for lenders. When interest due on a mortgage loan is added to the principal balance of such mortgage loan, the related mortgaged property provides proportionately less security for the repayment of such mortgage loan. Therefore, if the related borrower defaults on such mortgage loan, there is a greater likelihood that a loss will be incurred upon any liquidation of the mortgaged property which secures such mortgage loan.
ARMs also have the risk of prepayment. The rate of principal prepayments with respect to ARMs has fluctuated in recent years. The value of Mortgage-Backed Securities collateralized by ARMs is less likely to rise during periods of declining interest rates than the value of fixed-rate securities during such periods. Accordingly, ARMs may be subject to a greater rate of principal repayments in a declining interest rate environment resulting in lower yields to the Fund. For example, if prevailing interest rates fall significantly, ARMs could be subject to higher prepayment rates (than if prevailing interest rates remain constant or increase) because the availability of low fixed-rate mortgages may encourage mortgagors to refinance their ARMs to “lock-in” a fixed-rate mortgage. On the other hand, during periods of rising interest rates, the value of ARMs will lag behind changes in the market rate. ARMs are also typically subject to maximum increases and decreases in the interest rate adjustment which can be made on any one adjustment date, in any one year, or during the life of the security. In the event of dramatic increases or decreases in prevailing market interest rates, the value of the Fund’s investment in ARMs may fluctuate more substantially because these limits may prevent the security from fully adjusting its interest rate to the prevailing market rates. As with fixed-rate mortgages, ARM prepayment rates vary in both stable and changing interest rate environments.
There are two main categories of indices which provide the basis for rate adjustments on ARMs: those based on U.S. Treasury securities and those derived from a calculated measure, such as a cost of funds index or a moving average of mortgage rates. Indices commonly used for this purpose include the one-year, three-year and five-year constant maturity Treasury rates, the three-month Treasury bill rate, the 180-day Treasury bill rate, rates on longer-term Treasury securities, the 11th District Federal Home Loan Bank Cost of Funds, the National Median Cost of Funds, the one-month, three-month, six-month or one-year LIBOR or SOFR, the prime rate of a specific bank, or commercial paper rates. Some indices, such as the one-year constant maturity Treasury rate, closely mirror changes in market interest rate levels. Others, such as the 11th District Federal Home Loan Bank Cost of Funds index, tend to lag behind changes in market rate levels and tend to be somewhat less volatile. The degree of volatility in the market value of ARMs in the Fund’s portfolio and, therefore, in the NAV of the Fund’s shares, will be a function of the length of the interest rate reset periods and the degree of volatility in the applicable indices.
Fixed-Rate Mortgage Loans. Generally, fixed-rate mortgage loans included in mortgage pools (the “Fixed-Rate Mortgage Loans”) will bear simple interest at fixed annual rates and have original terms to maturity ranging from 5 to 40 years. Fixed-Rate Mortgage Loans generally provide for monthly payments of principal and interest in substantially equal installments for the term of the mortgage note in sufficient amounts to fully amortize principal by maturity, although certain Fixed-Rate Mortgage Loans provide for a large final “balloon” payment upon maturity.
Certain Legal Considerations of Mortgage Loans. The following is a discussion of certain legal and regulatory aspects of the mortgage loans in which the Fund may invest. This discussion is not exhaustive, and does not address all of the legal or regulatory aspects affecting mortgage loans. These regulations may impair the ability of a mortgage lender to enforce its rights under the mortgage documents. These regulations may also adversely affect the Fund’s investments in Mortgage-Backed Securities (including those issued or guaranteed by the U.S. Government, its agencies or instrumentalities) by delaying the Fund’s receipt of payments derived from principal or interest on mortgage loans affected by such regulations.
1.
Foreclosure. A foreclosure of a defaulted mortgage loan may be delayed due to compliance with statutory notice or service of process provisions, difficulties in locating necessary parties or legal challenges to the mortgagee’s right to foreclose. Depending upon market conditions, the ultimate proceeds of the sale of foreclosed property may not equal the amounts owed on the Mortgage-Backed Securities. Furthermore, courts in some cases have imposed general equitable principles upon foreclosure generally designed to relieve the borrower from the legal effect of default and have required lenders to undertake affirmative and expensive actions to determine the causes for the default and the likelihood of loan reinstatement.
2.
Rights of Redemption. In some states, after foreclosure of a mortgage loan, the borrower and foreclosed junior lienors are given a statutory period in which to redeem the property, which right may diminish the mortgagee’s ability to sell the property.
3.
Legislative Limitations. In addition to anti-deficiency and related legislation, numerous other federal and state statutory provisions, including the federal bankruptcy laws and state laws affording relief to debtors, may interfere with or affect the ability of a secured mortgage lender to enforce its security interest. For example, a bankruptcy court may grant the debtor a reasonable time to cure a default on a mortgage loan, including a payment default. The court in certain instances may also reduce the monthly payments due under such mortgage loan, change the rate of interest, reduce the principal balance of the loan to the then-current appraised value of the related mortgaged property, alter the mortgage loan repayment schedule and grant priority of certain liens over the lien of the mortgage loan. If a court relieves a borrower’s obligation to repay amounts otherwise due on a mortgage loan, the mortgage loan servicer will not be required to advance such amounts, and any loss may be borne by the holders of securities backed by such loans. In addition, numerous federal and state consumer protection laws impose penalties for failure to comply with specific requirements in connection with origination and servicing of mortgage loans.
4.
“Due-on-Sale” Provisions. Fixed-rate mortgage loans may contain a so-called “due-on-sale” clause permitting acceleration of the maturity of the mortgage loan if the borrower transfers the property. The Garn-St. Germain Depository Institutions Act of 1982 sets forth nine specific instances in which no mortgage lender covered by that Act may exercise a “due-on-sale” clause upon a transfer of property. The inability to enforce a “due-on-sale” clause or the lack of such a clause in mortgage loan documents may result in a mortgage loan being assumed by a purchaser of the property that bears an interest rate below the current market rate.
5.
Usury Laws. Some states prohibit charging interest on mortgage loans in excess of statutory limits. If such limits are exceeded, substantial penalties may be incurred and, in some cases, enforceability of the obligation to pay principal and interest may be affected.
6.
Governmental Action, Legislation and Regulation. Legislative, regulatory and enforcement actions seeking to prevent or restrict foreclosures or providing forbearance relief to borrowers of residential mortgage loans may adversely affect the value of Mortgage-Backed Securities (e.g., the Coronavirus Aid, Relief, and Economic Security (CARES) Act). Legislative or regulatory initiatives by federal, state or local legislative bodies or administrative agencies, if enacted or adopted, could delay foreclosure or the exercise of other remedies, provide new defenses to foreclosure, or otherwise impair the ability of the loan servicer to foreclose or realize on a defaulted residential mortgage loan included in a pool of residential mortgage loans backing such residential Mortgage-Backed Securities. While the nature or extent of limitations on foreclosure or exercise of other remedies that may be enacted cannot be predicted, any such governmental actions that interfere with the foreclosure process or are designed to protect customers could increase the costs of such foreclosures or exercise of other remedies in respect of residential mortgage loans which collateralize Mortgage-Backed Securities held by the Fund, delay the timing or reduce the amount of recoveries on defaulted residential mortgage loans which collateralize Mortgage-Backed Securities held by the Fund, and consequently, could adversely impact the yields and distributions the Fund may receive in respect of its ownership of Mortgage-Backed Securities collateralized by residential mortgage loans.
Government Guaranteed Mortgage-Backed Securities. There are several types of government guaranteed Mortgage-Backed Securities currently available, including guaranteed mortgage pass-through certificates and multiple class securities, which include guaranteed Real Estate Mortgage Investment Conduit Certificates (“REMIC Certificates”), other collateralized mortgage obligations and stripped Mortgage-Backed Securities. Each Fund is permitted to invest in other types of Mortgage-Backed Securities that may be available in the future, to the extent consistent with its investment policies and objective.
Each Fund’s investments in Mortgage-Backed Securities may include securities issued or guaranteed by the U.S. Government or one of its agencies, authorities, instrumentalities or sponsored enterprises, such as the Government National Mortgage Association (“Ginnie Mae”), Fannie Mae and Freddie Mac. Ginnie Mae securities are backed by the full faith and credit of the U.S. Government, which means that the U.S. Government guarantees that the interest and principal will be paid when due. Fannie Mae and Freddie Mac securities are not backed by the full faith and credit of the U.S. Government. Fannie Mae and Freddie Mac have the ability to borrow from the U.S. Treasury, and as a result, they have historically been viewed by the market as high quality securities with low credit risks. From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating federal sponsorship of Fannie Mae and Freddie Mac. The Trust cannot predict what legislation, if any, may be proposed in the future in Congress as regards such sponsorship or which proposals, if any, might be enacted. Such proposals, if enacted, might materially and adversely affect the availability of government guaranteed Mortgage-Backed Securities and the liquidity and value of the Fund’s portfolio.
There is risk that the U.S. Government will not provide financial support to its agencies, authorities, instrumentalities or sponsored enterprises. The Fund may purchase U.S. Government Securities that are not backed by the full faith and credit of the U.S. Government, such as those issued by Fannie Mae and Freddie Mac. The maximum potential liability of the issuers of some U.S. Government Securities held by the Fund may greatly exceed such issuers’ current resources, including such issuers’ legal right to support from the U.S. Treasury. It is possible that these issuers will not have the funds to meet their payment obligations in the future.
Below is a general discussion of certain types of guaranteed Mortgage-Backed Securities in which the Fund may invest.
•  Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States. Ginnie Mae is authorized to guarantee the timely payment of the principal of and interest on certificates that are based on and backed by a pool of mortgage loans insured by the Federal Housing Administration (“FHA”), or guaranteed by the Veterans Administration (“VA”), or by pools of other eligible mortgage loans. In order to meet its obligations under any guaranty, Ginnie Mae is authorized to borrow from the U.S. Treasury in an unlimited amount. The National Housing Act provides that the full faith and credit of the U.S. Government is pledged to the timely payment of principal and interest by Ginnie Mae of amounts due on Ginnie Mae certificates.
•  Fannie Mae Certificates. Fannie Mae is a stockholder-owned corporation chartered under an act of the U.S. Congress. Generally, Fannie Mae Certificates are issued and guaranteed by Fannie Mae and represent an undivided interest in a pool of mortgage loans (a “Pool”) formed by Fannie Mae. A Pool consists of residential mortgage loans either previously owned by Fannie Mae or purchased by it in connection with the formation of the Pool. The mortgage loans may be either conventional mortgage loans (i.e., not insured or guaranteed by any U.S. Government agency) or mortgage loans that are either insured by the FHA or guaranteed by the VA. However, the mortgage loans in Fannie Mae Pools are primarily conventional mortgage loans. The lenders originating and servicing the mortgage loans are subject to certain eligibility requirements established by Fannie Mae. Fannie Mae has certain contractual responsibilities. With respect to each Pool, Fannie Mae is obligated to distribute scheduled installments of principal and interest after Fannie Mae’s servicing and guaranty fee, whether or not received, to Certificate holders. Fannie Mae also is obligated to distribute to holders of Certificates an amount equal to the full principal balance of any foreclosed mortgage loan, whether or not such principal balance is actually recovered. The obligations of Fannie Mae under its guaranty of the Fannie Mae Certificates are obligations solely of Fannie Mae. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
•  Freddie Mac Certificates. Freddie Mac is a publicly held U.S. Government sponsored enterprise. A principal activity of Freddie Mac currently is the purchase of first lien, conventional, residential and multifamily mortgage loans and participation interests in such mortgage loans and their resale in the form of mortgage securities, primarily Freddie Mac Certificates. A Freddie Mac Certificate represents a pro rata interest in a group of mortgage loans or participations in mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate the timely payment of interest at the rate provided for by such Freddie Mac Certificate (whether or not received on the underlying loans). Freddie Mac also guarantees to each registered Certificate holder ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal. The obligations of Freddie Mac under its guaranty of Freddie Mac Certificates are obligations solely of Freddie Mac. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae” below.
The mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans with original terms to maturity of up to forty years. These mortgage loans are usually secured by first liens on one-to-four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Under the direction of FHFA (as defined below), Fannie Mae and Freddie Mac have entered into a joint initiative to develop a common securitization platform (“CSP”) for the issuance of a uniform Mortgage-Backed Security (“UMBS”) (the “Single Security Initiative”), which would generally align the characteristics of Fannie Mae and Freddie Mac Certificates. The Single Security Initiative is intended to maximize liquidity for both Fannie Mae and Freddie Mac Mortgage-Backed Securities in the “to-be-announced” market. The CSP began issuing UMBS in June 2019. While the initial effects of the issuance of UMBS on the market for mortgage-related securities have been relatively minimal, the long-term effects are still uncertain.
Conventional Mortgage Loans. The conventional mortgage loans underlying the Freddie Mac and Fannie Mae Certificates consist of adjustable rate or fixed-rate mortgage loans normally with original terms to maturity of between five and thirty years. Substantially all of these mortgage loans are secured by first liens on one- to four-family residential properties or multi-family projects. Each mortgage loan must meet the applicable standards set forth in the law creating Freddie Mac or Fannie Mae. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans, undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.
Certain Additional Information with Respect to Freddie Mac and Fannie Mae. The volatility and disruption that impacted the capital and credit markets during late 2008 and into 2009 have led to increased market concerns about Freddie Mac’s and Fannie Mae’s ability to withstand future credit losses associated with securities held in their investment portfolios, and on which they provide guarantees, without the direct support of the federal government. On September 6, 2008, both Freddie Mac and Fannie Mae were placed under the conservatorship of the Federal Housing Finance Agency (“FHFA”). Under the plan of conservatorship, the FHFA has assumed control of, and generally has the power to direct, the operations of Freddie Mac and Fannie Mae, and is empowered to exercise all powers collectively held by their respective shareholders, directors and officers, including the power to (1) take over the assets of and operate Freddie Mac and Fannie Mae with all the powers of the shareholders, the directors, and the officers of Freddie Mac and Fannie Mae and conduct all business of Freddie Mac and Fannie Mae; (2) collect all obligations and money due to Freddie Mac and Fannie Mae; (3) perform all functions of Freddie Mac and Fannie Mae which are consistent with the conservator’s appointment; (4) preserve and conserve the assets and property of Freddie Mac and Fannie Mae; and (5) contract for assistance in fulfilling any function, activity, action or duty of the conservator. In addition, in connection with the actions taken by the FHFA, the U.S. Treasury has entered into certain preferred stock purchase agreements with each of Freddie Mac and Fannie Mae which established the U.S Treasury as the holder of a new class of senior preferred stock in each of Freddie Mac and Fannie Mae, which stock was issued in connection with financial contributions from the U.S Treasury to Freddie Mac and Fannie Mae. The conditions attached to the financial contribution made by the U.S Treasury to Freddie Mac and Fannie Mae and the issuance of this senior preferred stock placed significant restrictions on the activities of Freddie Mac and Fannie Mae. Freddie Mac and Fannie Mae must obtain the consent of the U.S Treasury to, among other things, (i) make any payment to purchase or redeem its capital stock or pay any dividend other than in respect of the senior preferred stock issued to the U.S Treasury, (ii) issue capital stock of any kind, (iii) terminate the conservatorship of the FHFA except in connection with a receivership, or (iv) increase its debt beyond certain specified levels. In addition, significant restrictions were placed on the maximum size of each of Freddie Mac’s and Fannie Mae’s respective portfolios of mortgages and Mortgage-Backed Securities, and the purchase agreements entered into by Freddie Mac and Fannie Mae provide that the maximum size of their portfolios of these assets must decrease by a specified percentage each year. On June 16, 2010, FHFA ordered Fannie Mae and Freddie Mac’s stock de-listed from the New York Stock Exchange (“NYSE”) after the price of common stock in Fannie Mae fell below the NYSE minimum average closing price of $1 for more than 30 days.
The FHFA and the White House have made public statements regarding plans to consider ending the conservatorships of Fannie Mae and Freddie Mac. In the event that Fannie Mae and Freddie Mac are taken out of conservatorship, it is unclear how the capital structure of Fannie Mae and Freddie Mac would be constructed and what effects, if any, there may be on Fannie Mae’s and Freddie Mac’s creditworthiness and guarantees of certain Mortgage-Backed Securities. It is also unclear whether the Treasury would continue to enforce its rights or perform its obligations under the senior preferred stock programs. Should Fannie Mae’s and Freddie Mac’s conservatorship end, there could be an adverse impact on the value of their securities, which could cause losses to the Fund.
Privately Issued Mortgage-Backed Securities. Each Fund may invest in privately issued Mortgage-Backed Securities. Privately issued Mortgage-Backed Securities are generally backed by pools of conventional (i.e., non-government guaranteed or insured) mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally will be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
Mortgage Pass-Through Securities
To the extent consistent with its investment policies, a Fund may invest in both government guaranteed and privately issued mortgage pass-through securities (“Mortgage Pass-Throughs”) that are fixed or adjustable rate Mortgage-Backed Securities which provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees or other amounts paid to any guarantor, administrator and/or servicer of the underlying mortgage loans. The seller or servicer of the underlying mortgage obligations will generally make representations and warranties to certificate-holders as to certain characteristics of the mortgage loans and as to the accuracy of certain information furnished to the trustee in respect of each such mortgage loan. Upon a breach of any representation or warranty that materially and adversely affects the interests of the related certificate-holders in a mortgage loan, the seller or servicer generally may be obligated either to cure the breach in all material respects, to repurchase the mortgage loan or, if the related agreement so provides, to substitute in its place a mortgage loan pursuant to the conditions set forth therein. Such a repurchase or substitution obligation may constitute the sole remedy available to the related certificate-holders or the trustee for the material breach of any such representation or warranty by the seller or servicer.
The following discussion describes certain aspects of only a few of the wide variety of structures of Mortgage Pass-Throughs that are available or may be issued.
General Description of Certificates. Mortgage Pass-Throughs may be issued in one or more classes of senior certificates and one or more classes of subordinate certificates. Each such class may bear a different pass-through rate. Generally, each certificate will evidence the specified interest of the holder thereof in the payments of principal or interest or both in respect of the mortgage pool comprising part of the trust fund for such certificates.

Any class of certificates may also be divided into subclasses entitled to varying amounts of principal and interest. If a REMIC election has been made, certificates of such subclasses may be entitled to payments on the basis of a stated principal balance and stated interest rate, and payments among different subclasses may be made on a sequential, concurrent, pro rata or disproportionate basis, or any combination thereof. The stated interest rate on any such subclass of certificates may be a fixed rate or one which varies in direct or inverse relationship to an objective interest index.
Generally, each registered holder of a certificate will be entitled to receive its pro rata share of monthly distributions of all or a portion of principal of the underlying mortgage loans or of interest on the principal balances thereof, which accrues at the applicable mortgage pass-through rate, or both. The difference between the mortgage interest rate and the related mortgage pass-through rate (less the amount, if any, of retained yield) with respect to each mortgage loan will generally be paid to the servicer as a servicing fee. Because certain adjustable rate mortgage loans included in a mortgage pool may provide for deferred interest (i.e., negative amortization), the amount of interest actually paid by a mortgagor in any month may be less than the amount of interest accrued on the outstanding principal balance of the related mortgage loan during the relevant period at the applicable mortgage interest rate. In such event, the amount of interest that is treated as deferred interest will generally be added to the principal balance of the related mortgage loan and will be distributed pro rata to certificate-holders as principal of such mortgage loan when paid by the mortgagor in subsequent monthly payments or at maturity.
Ratings. The ratings assigned by a rating organization to Mortgage Pass-Throughs generally address the likelihood of the receipt of distributions on the underlying mortgage loans by the related certificate-holders under the agreements pursuant to which such certificates are issued. A rating organization’s ratings normally take into consideration the credit quality of the related mortgage pool, including any credit support providers, structural and legal aspects associated with such certificates, and the extent to which the payment stream on such mortgage pool is adequate to make payments required by such certificates. A rating organization’s ratings on such certificates do not, however, constitute a statement regarding frequency of prepayments on the related mortgage loans. In addition, the rating assigned by a rating organization to a certificate may not address the possibility that, in the event of the insolvency of the issuer of certificates where a subordinated interest was retained, the issuance and sale of the senior certificates may be recharacterized as a financing and, as a result of such recharacterization, payments on such certificates may be affected. A rating organization may downgrade or withdraw a rating assigned by it to any Mortgage Pass-Through at any time, and no assurance can be made that any ratings on any Mortgage Pass-Throughs included in the Fund will be maintained, or that if such ratings are assigned, they will not be downgraded or withdrawn by the assigning rating organization.
In the past, rating agencies have placed on credit watch or downgraded the ratings previously assigned to a large number of mortgage-backed securities (which may include certain of the Mortgage-Backed Securities in which the Fund may have invested or may in the future be invested), and may continue to do so in the future. In the event that any Mortgage-Backed Security held by the Fund is placed on credit watch or downgraded, the value of such Mortgage-Backed Security may decline and the Fund may consequently experience losses in respect of such Mortgage-Backed Security.
Credit Enhancement. Mortgage pools created by non-governmental issuers generally offer a higher yield than government and government-related pools because of the absence of direct or indirect government or agency payment guarantees. To lessen the effect of failures by obligors on underlying assets to make payments, Mortgage Pass-Throughs may contain elements of credit support. Credit support falls generally into two categories: (i) liquidity protection and (ii) protection against losses resulting from default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pools of mortgages, the provision of a reserve fund, or a combination thereof, to ensure, subject to certain limitations, that scheduled payments on the underlying pool are made in a timely fashion. Protection against losses resulting from default ensures ultimate payment of the obligations on at least a portion of the assets in the pool. Such credit support can be provided by, among other things, payment guarantees, letters of credit, pool insurance, subordination, or any combination thereof.
Subordination; Shifting of Interest; Reserve Fund. In order to achieve ratings on one or more classes of Mortgage Pass-Throughs, one or more classes of certificates may be subordinate certificates which provide that the rights of the subordinate certificate-holders to receive any or a specified portion of distributions with respect to the underlying mortgage loans may be subordinated to the rights of the senior certificate holders. If so structured, the subordination feature may be enhanced by distributing to the senior certificate-holders on certain distribution dates, as payment of principal, a specified percentage (which generally declines over time) of all principal payments received during the preceding prepayment period (“shifting interest credit enhancement”). This will have the effect of accelerating the amortization of the senior certificates while increasing the interest in the trust fund evidenced by the subordinate certificates. Increasing the interest of the subordinate certificates relative to that of the senior certificates is intended to preserve the availability of the subordination provided by the subordinate certificates. In addition, because the senior certificate-holders in a shifting interest credit enhancement structure are entitled to receive a percentage of principal prepayments which is greater than their proportionate interest in the trust fund, the rate of principal prepayments on the mortgage loans may have an even greater effect on the rate of principal payments and the amount of interest payments on, and the yield to maturity of, the senior certificates.
In addition to providing for a preferential right of the senior certificate-holders to receive current distributions from the mortgage pool, a reserve fund may be established relating to such certificates (the “Reserve Fund”). The Reserve Fund may be created with an initial cash deposit by the originator or servicer and augmented by the retention of distributions otherwise available to the subordinate certificate-holders or by excess servicing fees until the Reserve Fund reaches a specified amount.
The subordination feature, and any Reserve Fund, are intended to enhance the likelihood of timely receipt by senior certificate-holders of the full amount of scheduled monthly payments of principal and interest due to them and will protect the senior certificate-holders against certain losses; however, in certain circumstances the Reserve Fund could be depleted and temporary shortfalls could result. In the event that the Reserve Fund is depleted before the subordinated amount is reduced to zero, senior certificate-holders will nevertheless have a preferential right to receive current distributions from the mortgage pool to the extent of the then outstanding subordinated amount. Unless otherwise specified, until the subordinated amount is reduced to zero, on any distribution date any amount otherwise distributable to the subordinate certificates or, to the extent specified, in the Reserve Fund will generally be used to offset the amount of any losses realized with respect to the mortgage loans (“Realized Losses”). Realized Losses remaining after application of such amounts will generally be applied to reduce the ownership interest of the subordinate certificates in the mortgage pool. If the subordinated amount has been reduced to zero, Realized Losses generally will be allocated pro rata among all certificate-holders in proportion to their respective outstanding interests in the mortgage pool.
Alternative Credit Enhancement. As an alternative, or in addition to the credit enhancement afforded by subordination, credit enhancement for Mortgage Pass-Throughs may be provided through bond insurers, or at the mortgage loan-level through mortgage insurance, hazard insurance, or through the deposit of cash, certificates of deposit, letters of credit, a limited guaranty or by such other methods as are acceptable to a rating agency. In certain circumstances, such as where credit enhancement is provided by bond insurers, guarantees or letters of credit, the security is subject to credit risk because of its exposure to the credit risk of an external credit enhancement provider.
Voluntary Advances. Generally, in the event of delinquencies in payments on the mortgage loans underlying the Mortgage Pass-Throughs, the servicer may agree to make advances of cash for the benefit of certificate-holders, but generally will do so only to the extent that it determines such voluntary advances will be recoverable from future payments and collections on the mortgage loans or otherwise.
Optional Termination. Generally, the servicer may, at its option with respect to any certificates, repurchase all of the underlying mortgage loans remaining outstanding at such time if the aggregate outstanding principal balance of such mortgage loans is less than a specified percentage (generally 5-10%) of the aggregate outstanding principal balance of the mortgage loans as of the cut-off date specified with respect to such series.
Multiple Class Mortgage-Backed Securities and Collateralized Mortgage Obligations. Each Fund may invest in multiple class securities including collateralized mortgage obligations (“CMOs”) and REMIC Certificates. These securities may be issued by U.S. Government agencies, instrumentalities or sponsored enterprises such as Fannie Mae or Freddie Mac or by trusts formed by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage bankers, commercial banks, insurance companies, investment banks and special purpose subsidiaries of the foregoing. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class Mortgage-Backed Securities represent direct ownership interests in, a pool of mortgage loans or Mortgage-Backed Securities the payments on which are used to make payments on the CMOs or multiple class Mortgage-Backed Securities.

Fannie Mae REMIC Certificates are issued and guaranteed as to timely distribution of principal and interest by Fannie Mae. In addition, Fannie Mae will be obligated to distribute the principal balance of each class of REMIC Certificates in full, whether or not sufficient funds are otherwise available.
Freddie Mac guarantees the timely payment of interest on Freddie Mac REMIC Certificates and also guarantees the payment of principal as payments are required to be made on the underlying mortgage participation certificates (“PCs”). PCs represent undivided interests in specified level payment, residential mortgages or participations therein purchased by Freddie Mac and placed in a PC pool. With respect to principal payments on PCs, Freddie Mac generally guarantees ultimate collection of all principal of the related mortgage loans without offset or deduction but the receipt of the required payments may be delayed. Freddie Mac also guarantees timely payment of principal of certain PCs.
CMOs and guaranteed REMIC Certificates issued by Fannie Mae and Freddie Mac are types of multiple class Mortgage-Backed Securities. The REMIC Certificates represent beneficial ownership interests in a REMIC trust, generally consisting of mortgage loans or Fannie Mae, Freddie Mac or Ginnie Mae guaranteed Mortgage-Backed Securities (the “Mortgage Assets”). The obligations of Fannie Mae or Freddie Mac under their respective guaranty of the REMIC Certificates are obligations solely of Fannie Mae or Freddie Mac, respectively. See “Certain Additional Information with Respect to Freddie Mac and Fannie Mae.”
CMOs and REMIC Certificates are issued in multiple classes. Each class of CMOs or REMIC Certificates, often referred to as a “tranche,” is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the Mortgage Assets underlying the CMOs or REMIC Certificates may cause some or all of the classes of CMOs or REMIC Certificates to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs or REMIC Certificates on a monthly basis.
The principal of and interest on the Mortgage Assets may be allocated among the several classes of CMOs or REMIC Certificates in various ways. In certain structures (known as “sequential pay” CMOs or REMIC Certificates), payments of principal, including any principal prepayments, on the Mortgage Assets generally are applied to the classes of CMOs or REMIC Certificates in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs or REMIC Certificates until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs and REMIC Certificates include, among others, “parallel pay” CMOs and REMIC Certificates. Parallel pay CMOs or REMIC Certificates are those which are structured to apply principal payments and prepayments of the Mortgage Assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
A wide variety of REMIC Certificates may be issued in parallel pay or sequential pay structures. These securities include accrual certificates (also known as “Z-Bonds”), which only accrue interest at a specified rate until all other certificates having an earlier final distribution date have been retired and are converted thereafter to an interest-paying security, and planned amortization class (“PAC”) certificates, which are parallel pay REMIC Certificates that generally require that specified amounts of principal be applied on each payment date to one or more classes or REMIC Certificates (the “PAC Certificates”), even though all other principal payments and prepayments of the Mortgage Assets are then required to be applied to one or more other classes of the PAC Certificates. The scheduled principal payments for the PAC Certificates generally have the highest priority on each payment date after interest due has been paid to all classes entitled to receive interest currently. Shortfalls, if any, are added to the amount payable on the next payment date. The PAC Certificate payment schedule is taken into account in calculating the final distribution date of each class of PAC. In order to create PAC tranches, one or more tranches generally must be created that absorb most of the volatility in the underlying mortgage assets. These tranches tend to have market prices and yields that are much more volatile than other PAC classes.
Commercial Mortgage-Backed Securities. Commercial mortgage-backed securities (“CMBS”) are a type of Mortgage Pass-Through that are primarily backed by a pool of commercial mortgage loans. The commercial mortgage loans are, in turn, generally secured by commercial mortgaged properties (such as office properties, retail properties, hospitality properties, industrial properties, healthcare related properties or other types of income producing real property). CMBS generally entitle the holders thereof to receive payments that depend primarily on the cash flow from a specified pool of commercial or multifamily mortgage loans. CMBS will be affected by payments, defaults, delinquencies and losses on the underlying mortgage loans. The underlying mortgage loans generally are secured by income producing properties such as office properties, retail properties, multifamily properties, manufactured housing, hospitality properties, industrial properties and self-storage properties. Because issuers of CMBS have no significant assets other than the underlying commercial real estate loans and because of the significant credit risks inherent in the underlying collateral, credit risk is a correspondingly important consideration with respect to the related CMBS. Certain of the mortgage loans underlying CMBS constituting part of the collateral interests may be delinquent, in default or in foreclosure.
Commercial real estate lending may expose a lender (and the related Mortgage-Backed Security) to a greater risk of loss than certain other forms of lending because it typically involves making larger loans to single borrowers or groups of related borrowers. In addition, in the case of certain commercial mortgage loans, repayment of loans secured by commercial and multifamily properties depends upon the ability of the related real estate project to generate income sufficient to pay debt service, operating expenses and leasing commissions and to make necessary repairs, tenant improvements and capital improvements, and in the case of loans that do not fully amortize over their terms, to retain sufficient value to permit the borrower to pay off the loan at maturity through a sale or refinancing of the mortgaged property. The net operating income from and value of any commercial property is subject to various risks, including changes in general or local economic conditions and/or specific industry segments; declines in real estate values; declines in rental or occupancy rates; increases in interest rates, real estate tax rates and other operating expenses; changes in governmental rules, regulations and fiscal policies; acts of God; terrorist threats and attacks and social unrest and civil disturbances. In addition, certain of the mortgaged properties securing the pools of commercial mortgage loans underlying CMBS may have a higher degree of geographic concentration in a few states or regions. Any deterioration in the real estate market or economy or adverse events in such states or regions, may increase the rate of delinquency and default experience (and as a consequence, losses) with respect to mortgage loans related to properties in such state or region. Pools of mortgaged properties securing the commercial mortgage loans underlying CMBS may also have a higher degree of concentration in certain types of commercial properties. Accordingly, such pools of mortgage loans represent higher exposure to risks particular to those types of commercial properties. Certain pools of commercial mortgage loans underlying CMBS consist of a fewer number of mortgage loans with outstanding balances that are larger than average. If a mortgage pool includes mortgage loans with larger than average balances, any realized losses on such mortgage loans could be more severe, relative to the size of the pool, than would be the case if the aggregate balance of the pool were distributed among a larger number of mortgage loans. Certain borrowers or affiliates thereof relating to certain of the commercial mortgage loans underlying CMBS may have had a history of bankruptcy. Certain mortgaged properties securing the commercial mortgage loans underlying CMBS may have been exposed to environmental conditions or circumstances. The ratings in respect of certain of the CMBS comprising the Mortgage-Backed Securities may have been withdrawn, reduced or placed on credit watch since issuance. In addition, losses and/or appraisal reductions may be allocated to certain of such CMBS and certain of the collateral or the assets underlying such collateral may be delinquent and/or may default from time to time.
CMBS held by the Fund may be subordinated to one or more other classes of securities of the same series for purposes of, among other things, establishing payment priorities and offsetting losses and other shortfalls with respect to the related underlying mortgage loans. Realized losses in respect of the mortgage loans included in the CMBS pool and trust expenses generally will be allocated to the most subordinated class of securities of the related series. Accordingly, to the extent any CMBS is or becomes the most subordinated class of securities of the related series, any delinquency or default on any underlying mortgage loan may result in shortfalls, realized loss allocations or extensions of its weighted average life and will have a more immediate and disproportionate effect on the related CMBS than on a related more senior class of CMBS of the same series. Further, even if a class is not the most subordinate class of securities, there can be no assurance that the subordination offered to such class will be sufficient on any date to offset all losses or expenses incurred by the underlying trust. CMBS are typically not guaranteed or insured, and distributions on such CMBS generally will depend solely upon the amount and timing of payments and other collections on the related underlying commercial mortgage loans.
Stripped Mortgage-Backed Securities. Each Fund may invest in stripped mortgage-backed securities (“SMBS”), which are derivative multiclass mortgage securities, issued or guaranteed by the U.S. Government, its agencies or instrumentalities or non-governmental originators. SMBS are usually structured with two different classes: one that receives substantially all of the interest payments (the interest-only, or “IO” and/or the high coupon rate with relatively low principal amount, or “IOette”), and the other that receives substantially all of the principal payments (the principal-only, or “PO”), from a pool of mortgage loans.
Certain SMBS may not be readily marketable. The market value of POs generally is unusually volatile in response to changes in interest rates. The yields on IOs and IOettes are generally higher than prevailing market yields on other Mortgage-Backed Securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. The Fund's investments in SMBS may require the Fund to sell certain of its portfolio securities to generate sufficient cash to satisfy certain income distribution requirements. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in SMBS.
Municipal Securities
The Multi-Manager U.S. Small Cap Equity Fund may invest in Municipal Securities, the interest on which is exempt from regular federal income tax (i.e., excluded from gross income for federal income tax purposes but not necessarily exempt from the federal alternative minimum tax or from the income taxes of any state or local government). In addition, Municipal Securities include participation interests in such securities the interest on which is, in the opinion of bond counsel or counsel selected by the Investment Adviser, excluded from gross income for federal income tax purposes. The Fund may revise its definition of Municipal Securities in the future to include other types of securities that currently exist, the interest on which is or will be, in the opinion of such counsel, excluded from gross income for federal income tax purposes, provided that investing in such securities is consistent with the Fund’s investment objective and policies. The Fund may also invest in taxable Municipal Securities.
The yields and market values of municipal securities are determined primarily by the general level of interest rates, the creditworthiness of the issuers of municipal securities and economic and political conditions affecting such issuers. The yields and market prices of municipal securities may be adversely affected by changes in tax rates and policies, which may have less effect on the market for taxable fixed income securities. Moreover, certain types of municipal securities, such as housing revenue bonds, involve prepayment risks which could affect the yield on such securities. The credit rating assigned to municipal securities may reflect the existence of guarantees, letters of credit or other credit enhancement features available to the issuers or holders of such municipal securities.
Dividends paid by the Fund that are derived from interest paid on both tax exempt and taxable Municipal Securities will be taxable to the Fund’s shareholders.
Municipal Securities are often issued to obtain funds for various public purposes including refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to lend to other public institutions and facilities. Municipal Securities also include certain “private activity bonds” or industrial development bonds, which are issued by or on behalf of public authorities to provide financing aid to acquire sites or construct or equip facilities within a municipality for privately or publicly owned corporations.
Investments in municipal securities are subject to the risk that the issuer could default on its obligations. Such a default could result from the inadequacy of the sources or revenues from which interest and principal payments are to be made, including property tax collections, sales tax revenue, income tax revenue and local, state and federal government funding, or the assets collateralizing such obligations. Municipal securities and issuers of municipal securities may be more susceptible to downgrade, default, and bankruptcy as a result of recent periods of economic stress. In the aftermath of the 2007-2008 financial crisis, several municipalities filed for bankruptcy protection or indicated that they may seek bankruptcy protection in the future. Revenue bonds, including private activity bonds, are backed only by specific assets or revenue sources and not by the full faith and credit of the governmental issuer.
The two principal classifications of Municipal Securities are “general obligations” and “revenue obligations.” General obligations are secured by the issuer’s pledge of its full faith and credit for the payment of principal and interest, although the characteristics and enforcement of general obligations may vary according to the law applicable to the particular issuer. Revenue obligations, which include, but are not limited to, private activity bonds, resource recovery bonds, certificates of participation and certain municipal notes, are not backed by the credit and taxing authority of the issuer, and are payable solely from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Nevertheless, the obligations of the issuer of a revenue obligation may be backed by a letter of credit, guarantee or insurance. General obligations and revenue obligations may be issued in a variety of forms, including commercial paper, fixed, variable and floating rate securities, tender option bonds, auction rate bonds, zero coupon bonds, deferred interest bonds and capital appreciation bonds.

In addition to general obligations and revenue obligations, there is a variety of hybrid and special types of Municipal Securities. There are also numerous differences in the security of Municipal Securities both within and between these two principal classifications.
Options on Securities and Securities Indices and Foreign Currencies
Writing and Purchasing Call and Put Options on Securities and Securities Indices. Each Fund may write (sell) call and put options on any securities in which it may invest or any securities index consisting of securities in which it may invest. A Fund may write such options on securities that are listed on national domestic securities exchanges or foreign securities exchanges or traded in the over-the-counter market. A call option written by a Fund obligates that Fund to sell specified securities to the holder of the option at a specified price if the option is exercised on or before the expiration date. Depending upon the type of call option, the purchaser of a call option either (i) has the right to any appreciation in the value of the security over a fixed price (the “exercise price”) on a certain date in the future (the “expiration date”) or (ii) has the right to any appreciation in the value of the security over the exercise price at any time prior to the expiration of the option. If the purchaser exercises the option, a Fund pays the purchaser the difference between the price of the security and the exercise price of the option. The premium, the exercise price and the market value of the security determine the gain or loss realized by a Fund as the seller of the call option. A Fund can also repurchase the call option prior to the expiration date, ending its obligation. In this case, the cost of entering into closing purchase transactions will determine the gain or loss realized by the Fund. A Fund’s purpose in writing call options is to realize greater income than would be realized on portfolio securities transactions alone. However, a Fund may forego the opportunity to profit from an increase in the market price of the underlying security.
A put option written by a Fund obligates the Fund to purchase specified securities from the option holder at a specified price if the option is exercised on or before the expiration date.
The purpose of writing such options is to generate additional income for the Fund. However, in return for the option premium, each Fund accepts the risk that it may be required to purchase the underlying securities at a price in excess of the securities’ market value at the time of purchase.
A Fund may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counterparty to such option. Such purchases are referred to as “closing purchase transactions.”
Each Fund may also write (sell) call and put options on any securities index consisting of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash settlement payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
The writing of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Underlying Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Manager to predict future price fluctuations and the degree of correlation between the options and securities markets. If an Underlying Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the investment performance of the Fund will be less favorable than it would have been in the absence of such options transactions. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Each Fund may also purchase put and call options on any securities in which it may invest or any securities index consisting of securities in which it may invest. In addition, a Fund may enter into closing sale transactions in order to realize gains or minimize losses on options it had purchased.

A Fund may purchase call options in anticipation of an increase, or put options in anticipation of a decrease (“protective puts”), in the market value of securities or other instruments of the type in which it may invest. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified securities or other instruments at a specified price during the option period. A Fund would ordinarily realize a gain on the purchase of a call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the call option. The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified securities or other instruments at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of a Fund’s securities or other instruments. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities or other instruments which it does not own. A Fund would ordinarily realize a gain if, during the option period, the value of the underlying securities or other instruments decreased below the exercise price sufficiently to cover the premium and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of put options may be offset by countervailing changes in the value of the underlying portfolio securities or other instruments.
A Fund may purchase put and call options on securities indices for the same purposes as it may purchase options on securities. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segment of the securities market rather than price fluctuations in a single security.
Writing and Purchasing Call and Put Options on Currency. Each Fund may write put and call options and purchase put and call options on foreign currencies in an attempt to protect against declines in the U.S. dollar value of foreign portfolio securities and against increases in the U.S. dollar cost of foreign securities to be acquired. A Fund may also use options on currency to cross-hedge, which involves writing or purchasing options on one currency to seek to hedge against changes in exchange rates for a different currency with a pattern of correlation. As with other kinds of option transactions, however, the writing of an option on foreign currency will constitute only a partial hedge, up to the amount of the premium received. If an option that a Fund has written is exercised, the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on foreign currency may constitute an effective hedge against exchange rate fluctuations; however, in the event of exchange rate movements adverse to a Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies may be traded on U.S. and foreign exchanges or over-the-counter. In addition, a Fund may purchase call options on currency to seek to increase total return.
A currency call option written by a Fund obligates the Fund to sell specified currency to the holder of the option at a specified price if the option is exercised at any time before the expiration date. A currency put option written by a Fund obligates the Fund to purchase specified currency from the option holder at a specified price if the option is exercised at any time before the expiration date. The writing of currency options involves a risk that a Fund will, upon exercise of the option, be required to sell currency subject to a call at a price that is less than the currency’s market value or be required to purchase currency subject to a put at a price that exceeds the currency’s market value.
A Fund may terminate its obligations under a written call or put option by purchasing an option identical to the one written. Such purchases are referred to as “closing purchase transactions.” A Fund may enter into closing sale transactions in order to realize gains or minimize losses on purchased options.
Each Fund may purchase call options on foreign currency in anticipation of an increase in the U.S. dollar value of currency in which securities to be acquired by the Fund are denominated or quoted. The purchase of a call option would entitle a Fund, in return for the premium paid, to purchase specified currency at a specified price during the option period. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund would realize either no gain or a loss on the purchase of the call option.
Each Fund may purchase put options in anticipation of a decline in the U.S. dollar value of currency in which securities in its portfolio are denominated or quoted (“protective puts”). The purchase of a put option would entitle a Fund, in exchange for the premium paid, to sell specified currency at a specified price during the option period. The purchase of protective puts is usually designed to offset or hedge against a decline in the U.S. dollar value of a Fund’s portfolio securities due to currency exchange rate fluctuations. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise, a Fund would realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying currency.
In addition to using options for the hedging purposes described above, a Fund may use options on currency to seek to increase total return. A Fund may write (sell) put and call options on any currency in an attempt to realize greater income than would be realized on portfolio securities transactions alone. However, in writing call options for additional income, a Fund may forego the opportunity to profit from an increase in the market value of the underlying currency. Also, when writing put options, a Fund accepts, in return for the option premium, the risk that it may be required to purchase the underlying currency at a price in excess of the currency’s market value at the time of purchase.
Each Fund may purchase call options to seek to increase total return in anticipation of an increase in the market value of a currency. A Fund would ordinarily realize a gain if, during the option period, the value of such currency exceeded the sum of the exercise price, the premium paid and transaction costs. Otherwise a Fund would realize either no gain or a loss on the purchase of the call option. Put options may be purchased by a Fund for the purpose of benefiting from a decline in the value of currencies which they do not own. Each Fund would ordinarily realize a gain if, during the option period, the value of the underlying currency decreased below the exercise price sufficiently to more than cover the premium and transaction costs. Otherwise, a Fund would realize either no gain or a loss on the purchase of the put option.
Special Risks Associated with Options on Currency. An exchange-traded option position may be closed out only on an options exchange that provides a secondary market for an option of the same series. Although the Funds will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. For some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that a Fund would have to exercise its options in order to realize any profit and would incur transaction costs upon the sale of underlying securities pursuant to the exercise of its options. If a Fund as a call option writer is unable to effect a closing purchase transaction in a secondary market, it must sell the underlying currency (or security quoted or denominated in that currency) to the purchaser of the option if th option is exercised.
There is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the Options Clearing Corporation inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers’ orders.
Each Fund may purchase and write over-the-counter options. Trading in over-the-counter options is subject to the risk that the other party will be unable or unwilling to close out options purchased or written by a Fund.
The amount of the premiums that a Fund may pay or receive, may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
Risks Associated with Options Transactions. There is no assurance that a liquid secondary market on a domestic or foreign options exchange will exist for any particular exchange-traded option or at any particular time. If a Fund is unable to effect a closing purchase transaction with respect to options it has written, the Fund must sell the underlying securities to the purchasers of the options if the options are exercised. Similarly, if a Fund is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.
Reasons for the absence of a liquid secondary market on an exchange include, but are not limited to, the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist although outstanding options on that exchange that had been issued by the Options Clearing Corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
There can be no assurance that higher trading activity, order flow or other unforeseen events will not, at times, render certain of the facilities of the Options Clearing Corporation or various exchanges inadequate. Such events have, in the past, resulted in the institution by an exchange of special procedures, such as trading rotations, restrictions on certain types of order or trading halts or suspensions with respect to one or more options. These special procedures may limit liquidity.
A Fund may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over-the-counter with broker-dealers and other types of institutions that make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that the broker-dealers or financial institutions participating in such transactions will not fulfill their obligations.
Transactions by a Fund in options will be subject to limitations established by each of the exchanges, boards of trade or other trading facilities on which such options are traded governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert regardless of whether the options are written or purchased on the same or different exchanges, boards of trade or other trading facilities or are held in one or more accounts or through one or more brokers. Thus, the number of options which a Fund may write or purchase may be affected by options written or purchased by other investment advisory clients of the Investment Adviser or an Underlying Manager. An exchange, board of trade or other trading facility may order the liquidation of positions found to be in excess of these limits, and it may impose certain other sanctions.
The writing and purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The use of options to seek to increase total return involves the risk of loss if an Underlying Manager is incorrect in its expectation of fluctuations in securities prices or interest rates. The successful use of options for hedging purposes also depends in part on the ability of an Underlying Manager to manage future price fluctuations and the degree of correlation between the options and securities (or currency) markets. If an Underlying Manager is incorrect in its expectation of changes in securities prices or determination of the correlation between the securities or securities indices on which options are written and purchased and the securities in a Fund’s investment portfolio, the Fund may incur losses that it would not otherwise incur. The writing of options could increase a Fund’s portfolio turnover rate and, therefore, associated brokerage commissions or spreads.
Participation Notes
The Each Fund may invest in participation notes. Some countries, especially emerging markets countries, do not permit foreigners to participate directly in their securities markets or otherwise present difficulties for efficient foreign investment. The Fund may use participation notes to establish a position in such markets as a substitute for direct investment. Participation notes are issued by banks or broker-dealers and are designed to track the return of a particular underlying equity or debt security, currency or market. When a participation note matures, the issuer of the participation note will pay to, or receive from, the Fund the difference between the nominal value of the underlying instrument at the time of purchase and that instrument’s value at maturity. Investments in participation notes involve the same risks associated with a direct investment in the underlying security, currency or market that they seek to replicate. In addition, participation notes are generally traded over-the-counter and are subject to counterparty risk. Counterparty risk is the risk that the broker-dealer or bank that issues them will not fulfill its contractual obligation to complete the transaction with the Fund. Participation notes constitute general unsecured contractual obligations of the banks or broker-dealers that issue them, and the Fund would be relying on the creditworthiness of such banks or broker-dealers and would have no rights under a participation note against the issuer of the underlying assets. In addition, participation notes may trade at a discount to the value of the underlying securities or markets that they seek to replicate.

Pooled Investment Vehicles
Each Fund may invest in securities of pooled investment vehicles. The Fund will indirectly bear its proportionate share of any management fees and other expenses paid by pooled investment vehicles in which it invests, in addition to the management fees (and other expenses) of the Fund. The Fund’s investments in other investment companies are subject to statutory limitations prescribed by the Act, including in certain circumstances a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on investing more than 5% of the Fund’s total assets in securities of any one investment company or more than 10% of its total assets in the securities of all investment companies.
Subject to applicable law and/or pursuant to an exemptive rule adopted by the SEC or an exemptive order obtained from the SEC, the Fund may invest in other investment companies, including ETFs and money market funds, beyond the statutory limits described above or otherwise provided that certain conditions are met. Some of those other investment companies may be funds for which the Investment Adviser, or any of its affiliates, serves as investment adviser, administrator and/or distributor. Although each Fund does not expect to do so in the foreseeable future, each Fund is authorized to invest substantially all of its assets in a single open-end investment company or series thereof that has substantially the same investment policies and fundamental restrictions as the Fund. Additionally, if a Fund serves as an “acquired fund” of another Goldman Sachs Fund or unaffiliated investment company, the Fund’s ability to invest in other investment companies and private funds may be limited and, under these circumstances, the Fund’s investments in other investment companies and private funds will be consistent with applicable law and/or exemptive rules adopted by or exemptive orders obtained from the SEC. For example, to the extent the Fund serves as an acquired fund in a fund of funds arrangement in reliance on Rule 12d1-4 under the Act, the Fund would be prohibited from purchasing or otherwise acquiring the securities of an investment company or private fund if, after such purchase or acquisition, the aggregate value of the Fund’s investments in such investment companies and private funds would exceed 10% of the value of the Fund’s total assets, subject to limited exceptions (including for investments in money market funds).
Each Fund may purchase shares of investment companies investing primarily in foreign securities, including "country funds." Country funds have portfolios consisting primarily of securities of issuers located in specified foreign countries or regions.
ETFs are pooled investment vehicles issuing shares that are traded like traditional equity securities on a stock exchange. ETFs generally hold a portfolio of securities or other assets, which is often designed to track a particular market segment or index. An investment in an ETF, like one in any pooled investment vehicle, carries the risks of the ETF’s underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because ETFs, unlike other pooled investment vehicles, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the ETF will continue to meet the requirements necessary to be listed on an exchange, or that the exchange will not change its listing requirements. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected.
Portfolio Turnover
Each Fund may engage in active short-term trading to benefit from price disparities among different issues of securities or among the markets for equity or fixed-income securities, or for other reasons. As a result of active management, it is anticipated that the portfolio turnover rate of the Fund may vary greatly from year to year as well as within a particular year, and may be affected by changes in the holdings of specific issuers, changes in country and currency weightings, cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. The Funds are not restricted by policy with regard to portfolio turnover and will make changes in their investment portfolio from time to time as business and economic conditions as well as market prices may dictate.
Preferred Stock, Warrants and Stock Purchase Rights
Each Fund  may invest in preferred stock, warrants and stock purchase rights (“rights”) (in addition to those acquired in units or attached to other securities). Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stock owners but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer’s board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default.
Warrants and other rights are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer.
Publicly-Traded Partnerships
The Fund may invest in publicly-traded partnerships (“PTPs”). In addition to the risks associated with the underlying assets and exposures within a PTP, the Fund’s investments in PTPs are subject to other risks. The value of a PTP will depend in part upon specialized skills of the PTP’s manager, and a PTP may not achieve its investment objective. A PTP and/or its manager may lack, or have limited, operating histories. The Fund will be subject to its proportionate share of a PTP’s expenses. A PTP may be subject to a lack of liquidity and may trade on an exchange at a discount or a premium to its NAV. Unlike ownership of common stock of a corporation, the Fund would have limited voting and distribution rights in connection with its investment in a PTP.
Repurchase Agreements
Each Fund may enter into repurchase agreements with counterparties that furnish collateral at least equal in value or market price to the amount of the repurchase obligation. The Funds may also enter into repurchase agreements involving obligations other than U.S. Government Securities, which may be subject to additional risks. A repurchase agreement is an arrangement under which a Fund purchases securities and the seller agrees to repurchase the securities within a particular time and at a specified price. Custody of the securities is maintained by the Fund’s custodian (or subcustodian). The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security subject to the repurchase agreement.
For purposes of the Act and generally for tax purposes, a repurchase agreement is deemed to be a loan from the Fund to the seller of the security. For other purposes, it is not always clear whether a court would consider the security purchased by the Fund subject to a repurchase agreement as being owned by the Fund or as being collateral for a loan by the Fund to the seller. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the security before repurchase of the security under a repurchase agreement, the Fund may encounter delay and incur costs before being able to sell the security. Such a delay may involve loss of interest or a decline in value of the security. If the court characterizes the transaction as a loan and the Fund has not perfected a security interest in the security, the Fund may be required to return the security to the seller’s estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and interest involved in the transaction.
Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, if the market value of the security subject to the repurchase agreement becomes less than the repurchase price (including accrued interest), the Fund will direct the seller of the security to deliver additional securities so that the market value of all securities subject to the repurchase agreement equals or exceeds the repurchase price. Certain repurchase agreements which provide for settlement in more than seven days can be liquidated before the nominal fixed term on seven days or less notice.
Each Fund, together with other registered investment companies having management agreements with the Investment Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

Restricted Securities
Each Fund may purchase securities and other financial instruments that are not registered or that are offered in an exempt non-public offering (“Restricted Securities”) under the Securities Act of 1933, as amended (the “1933 Act”),, including securities eligible for resale to “qualified institutional buyers” pursuant to Rule 144A under the 1933 Act. The purchase price and subsequent valuation of Restricted Securities may reflect a discount from the price at which such securities trade when they are not restricted, because the restriction makes them less liquid. The amount of the discount from the prevailing market price is expected to vary depending upon the type of security, the character of the issuer, the party who will bear the expenses of registering the Restricted Securities and prevailing supply and demand conditions. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in Restricted Securities.
Risks of Qualified Financial Contracts
Regulations adopted by federal banking regulators under the Dodd-Frank Act, which took effect throughout 2019, require that certain qualified financial contracts (“QFCs”) with counterparties that are part of U.S. or foreign global systemically important banking organizations be amended to include contractual restrictions on close-out and cross-default rights. QFCs include, but are not limited to, securities contracts, commodities contracts, forward contracts, repurchase agreements, securities lending agreements and swaps agreements, as well as related master agreements, security agreements, credit enhancements, and reimbursement obligations. If a covered counterparty of the Fund or certain of the covered counterparty’s affiliates were to become subject to certain insolvency proceedings, the Fund may be temporarily unable to exercise certain default rights, and the QFC may be transferred to another entity. These requirements may impact the Fund’s credit and counterparty risks.
Special Note Regarding Regulatory Changes and Other Market Events
Federal, state, and foreign governments, regulatory agencies, and self-regulatory organizations may take actions that affect the regulation of the Fund or the instruments in which the Fund invests, or the issuers of such instruments, in ways that are unforeseeable. Future legislation or regulation or other governmental actions could limit or preclude the Fund’s ability to achieve its investment objective or otherwise adversely impact an investment in the Fund. Furthermore, worsened market conditions, including as a result of U.S. government shutdowns or the perceived creditworthiness of the United States, could have a negative impact on securities markets.
The Fund's investments, payment obligations and financing terms may be based on floating rates, such as London Interbank Offer Rate (“LIBOR”), EURIBOR, SOFR and other similar types of reference rates (each, a “Reference Rate”). Certain LIBORs (e.g., all EUR and CHF LIBOR settings, the Spot Next/Overnight, 1 week, 2 month and 12 month JPY and GBP LIBOR settings, and the 1 week and 2 months US dollar LIBOR settings) ceased publication on December 31, 2021 and, in connection with those rates, the Fund has transitioned to successor or alternative reference rates as necessary. However, the publication of certain other LIBORs (e.g., the overnight, 1 month, 3 month, 6 month, and 12 months USD LIBOR settings) will continue through at least June 30, 2023. In some instances, regulators may restrict new use of LIBORs prior to the actual cessation date. The termination of LIBOR and any additional regulatory or market changes may have an adverse impact on a Fund’s investments, performance or financial condition. Until then, the Fund may continue to invest in instruments that reference such rates or otherwise use such Reference Rates due to favorable liquidity or pricing.
To identify a successor rate for US dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified SOFR as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by the U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. On December 6, 2021, the ARRC released a statement selecting and recommending forms of SOFR, along with associated spread adjustments and conforming changes, to replace references to 1-week and 2-month US dollar LIBOR. It is expected that a substantial portion of future floating rate investments will be linked to SOFR. At this time, it is not possible to predict the effect of the transition to SOFR.
In advance of the expected future transition dates, regulators and market participants have worked to identify or develop successor Reference Rates (e.g., SOFR, which is likely to replace U.S. dollar LIBOR) and spreads (if any) to be utilized in existing contracts or instruments as part of the transition away from LIBOR. Spreads (if any) to be utilized in existing contracts or instruments may be amended through market-wide protocols, fallback contractual provisions, bespoke negotiations or amendments or otherwise. Nonetheless, the termination of certain Reference Rates presents risks to the Fund. It is not possible to exhaustively identify or predict the effect of any such changes, any establishment of alternative Reference Rates or any other reforms to Reference Rates that may be enacted in the United Kingdom or elsewhere. The elimination of a Reference Rate or any other changes or reforms to the determination or supervision of Reference Rates may affect the value, liquidity or return on certain Fund investments and may result in costs incurred in connection with closing out positions and entering into new trades, adversely impacting the Fund’s overall financial condition or results of operations. The impact of any successor or substitute Reference Rate, if any, will vary on an investment-by-investment basis, and any differences may be material and/or create material economic mismatches, especially if investments are used for hedging or similar purposes. In addition, although certain Fund investments may provide for a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate) if the Reference Rate becomes unavailable, certain Fund investments may not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). Accordingly, there may be disputes as to: (i) any successor or substitute Reference Rate; or (ii) the enforceability of any Fund investment that does not provide such a successor or substitute Reference Rate (or terms governing how to determine a successor or substitute Reference Rate). The Investment Adviser, Goldman Sachs and/or their affiliates may have discretion to determine a successor or substitute Reference Rate, including any price or other adjustments to account for differences between the successor or substitute Reference Rate and the previous rate. The successor or substitute Reference Rate and any adjustments selected may negatively impact the Fund's investments, performance or financial condition, including in ways unforeseen by the Investment Adviser, Goldman Sachs and/or their affiliates. In addition, any successor or substitute Reference Rate and any pricing adjustments imposed by a regulator or by counterparties or otherwise may adversely affect the Fund’s performance and/or NAV, and may expose the Fund to additional tax, accounting and regulatory risks.
In the aftermath of the 2007-2008 financial crisis, the financial sector experienced reduced liquidity in credit and other fixed income markets, and an unusually high degree of volatility, both domestically and internationally. While entire markets were impacted, issuers that had exposure to the real estate, mortgage and credit markets were particularly affected. The instability in the financial markets led the U.S. Government to take a number of unprecedented actions designed to support certain financial institutions and certain segments of the financial markets. For example, the Dodd-Frank Act, which was enacted in 2010, provides for broad regulation of financial institutions, consumer financial products and services, broker-dealers, over-the-counter derivatives, investment advisers, credit rating agencies and mortgage lending.
Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.
In addition, global economies and financial markets are becoming increasingly interconnected, and political, economic and other conditions and events (including, but not limited to, natural disasters, pandemics, epidemics, and social unrest) in one country, region, or financial market may adversely impact issuers in a different country, region or financial market. Furthermore, the occurrence of, among other events, natural or man-made disasters, severe weather or geological events, fires, floods, earthquakes, outbreaks of disease (such as COVID-19, avian influenza or H1N1/09), epidemics, pandemics, malicious acts, cyber-attacks, terrorist acts or the occurrence of climate change, may also adversely impact the performance of the Fund. Such events may result in, among other things, closing borders, exchange closures, health screenings, healthcare service delays, quarantines, cancellations, supply chain disruptions, lower consumer demand, market volatility and general uncertainty. Such events could adversely impact issuers, markets and economies over the short- and long-term, including in ways that cannot necessarily be foreseen. The Fund could be negatively impacted if the value of a portfolio holding were harmed by such political or economic conditions or events. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. See “Special Note Regarding Operational, Cyber Security and Litigation Risks” for additional information on operational risks.
Special Note Regarding Operational, Cyber Security and Litigation Risks
An investment in the Fund may be negatively impacted because of the operational risks arising from factors such as processing errors and human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual or additional processing, such as over-the-counter derivatives, increases these risks. Although the Fund attempts to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. The Fund and its shareholders could be negatively impacted as a result.
The Fund is also susceptible to operational and information security risks resulting from cyber-attacks. In general, cyber-attacks result from deliberate attacks, but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing or corrupting confidential information and other data that is maintained online or digitally for financial gain, denial-of-service attacks on websites causing operational disruption, and the unauthorized release of confidential information and other data. Cyber-attacks affecting the Fund or its Investment Adviser, sub-adviser, custodian, Transfer Agent, intermediary or other third-party service provider may adversely impact the Fund and its shareholders. These cyber-attacks have the ability to cause significant disruptions and impact business operations; to result in financial losses; to prevent shareholders from transacting business; to interfere with the Fund’s calculation of NAV and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including GSAM, have instituted risk management systems designed to minimize the risks associated with cyber security. However, there is a risk that these systems will not succeed (or that any remediation efforts will not be successful), especially because the Fund does not directly control the risk management systems of the service providers to the Fund, its trading counterparties or the issuers in which the Fund may invest. Moreover, there is a risk that cyber-attacks will not be detected.
The Fund may be subject to third-party litigation, which could give rise to legal liability. These matters involving the Fund may arise from its activities and investments and could have a materially adverse effect on the Fund, including the expense of defending against claims and paying any amounts pursuant to settlements or judgments. There can be no guarantee that these matters will not arise in the normal course of business. If the Fund were to be found liable in any suit or proceeding, any associated damages and/or penalties could have a materially adverse effect on the Fund’s finances, in addition to being materially damaging to its reputation.
Temporary Investments
Each Fund  may, for temporary defensive purposes, invest up to 100% of its total assets in: U.S. Government Securities; commercial paper rated at least A-2 by S&P Global Ratings, P-2 by Moody’s or having a comparable credit rating by another nationally recognized statistical rating organization (“NRSRO”) (or if unrated, determined by the Investment Adviser to be of comparable credit quality); certificates of deposit; bankers’ acceptances; repurchase agreements; non-convertible preferred stocks and non-convertible corporate bonds with a remaining maturity of less than one year; ETFs and other investment companies; and cash items.
When a Fund's assets are invested in such instruments, the Fund may not be achieving its investment objective.
U.S. Government Securities
Each Fund may invest in U.S. Government Securities, which are securities issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored enterprises (“U.S. Government Securities”). Some U.S. Government Securities (such as Treasury bills, notes and bonds, which differ only in their interest rates, maturities and times of issuance) are supported by the full faith and credit of the United States. Others, such as obligations issued or guaranteed by U.S. Government agencies, instrumentalities or sponsored enterprises, are supported either by (i) the right of the issuer to borrow from the U.S. Treasury, (ii) the discretionary authority of the U.S. Government to purchase certain obligations of the issuer or (iii) only the credit of the issuer. The U.S. Government is under no legal obligation, in general, to purchase the obligations of its agencies, instrumentalities or sponsored enterprises. No assurance can be given that the U.S. Government will provide financial support to U.S. Government agencies, instrumentalities or sponsored enterprises in the future, and the U.S. Government may be unable to pay debts when due.
U.S. Government Securities include (to the extent consistent with the Act) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government, or its agencies, instrumentalities or sponsored enterprises. U.S. Government Securities may also include (to the extent consistent with the Act) participations in loans made to foreign governments or their agencies that are guaranteed as to principal and interest by the U.S. Government or its agencies, instrumentalities or sponsored enterprises. The secondary market for certain of these participations is extremely limited. These and other factors discussed in the section above, entitled “Illiquid Investments,” may impact the liquidity of investments in these participations.
The Fund may also purchase U.S. Government Securities in private placements and and may also invest in separately traded principal and interest components of securities guaranteed or issued by the U.S. Treasury that are traded independently under the separate trading of registered interest and principal of securities program (“STRIPS”). The Fund may also invest in zero coupon U.S. Treasury securities and in zero coupon securities issued by financial institutions which represent a proportionate interest in underlying U.S. Treasury securities.
Inflation-Protected Securities. Each Fund may invest in inflation protected securities (“IPS”), including Treasury inflation-protected securities (“TIPS”) and corporate inflation-protected securities (“CIPS”), which are securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on IPS is fixed at issuance, but over the life of the bond this interest may be paid on an increasing or decreasing principal value that has been adjusted for inflation. Although repayment of the greater of the adjusted or original bond principal upon maturity is guaranteed, the market value of IPS is not guaranteed, and will fluctuate.
The values of IPS generally fluctuate in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. If inflation were to rise at a faster rate than nominal interest rates, real interest rates will decline, leading to an increase in the value of IPS. In contrast, if nominal interest rates were to increase at a faster rate than inflation, real interest rates will rise, leading to a decrease in the value of IPS. If inflation is lower than expected during the period the Fund holds IPS, the Fund may earn less on the IPS than on a conventional bond. If interest rates rise due to reasons other than inflation (for example, due to changes in the currency exchange rates), investors in IPS may not be protected to the extent that the increase is not reflected in the bonds’ inflation measure. There can be no assurance that the inflation index for IPS will accurately measure the real rate of inflation in the prices of goods and services.
Any increase in principal value of IPS caused by an increase in the consumer price index is taxable in the year the increase occurs, even though the Fund holding IPS will not receive cash representing the increase at that time. As a result, the Fund could be required at times to liquidate other investments, including when it is not advantageous to do so, in order to satisfy its distribution requirements as a regulated investment company.
If the Fund invests in IPS, it will be required to treat as original issue discount any increase in the principal amount of the securities that occurs during the course of its taxable year. If the Fund purchases such IPS that are issued in stripped form, either as stripped bonds or coupons, it will be treated as if it had purchased a newly issued debt instrument having original issue discount.
Because the Fund is required to distribute substantially all of its net investment income (including accrued original issue discount), the Fund’s investment in either zero coupon bonds or IPS may require it to distribute to shareholders an amount greater than the total cash income it actually receives. Accordingly, in order to make the required distributions, the Fund may be required to borrow or liquidate securities.
When-Issued Securities and Forward Commitments
The Multi-Manager U.S. Small Cap Equity Fund may purchase securities on a when-issued basis, including TBA (“To Be Announced”) securities, or purchase or sell securities on a forward commitment basis beyond the customary settlement time. TBA securities, which are usually Mortgage-Backed Securities, are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. These transactions involve a commitment by the Fund to purchase or sell securities at a future date beyond the customary settlement time. The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. In addition, recently finalized rules of the Financial Industry Regulatory Authority (“FINRA”) include mandatory margin requirements that require the Fund to post collateral in connection with its TBA transactions. There is no similar requirement applicable to the Fund’s TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Fund and impose added operational complexity. When-issued purchases and forward commitment transactions are negotiated directly with the other party, and such commitments are not traded on exchanges. If deemed advisable as a matter of investment strategy, however, the Fund may dispose of or negotiate a commitment after entering into it. The Fund may also sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions. For purposes of determining the Fund’s duration, the maturity of when-issued or forward commitment securities for fixed rate obligations will be calculated from the commitment date. Securities purchased or sold on a when-issued or forward commitment basis involve a risk of loss if the value of the security to be purchased declines prior to the settlement date or if the value of the security to be sold increases prior to the settlement date.

INVESTMENT RESTRICTIONS
The investment restrictions set forth below have been adopted by the Trust as fundamental policies that cannot be changed with respect to the Funds without the affirmative vote of the holders of a majority of the outstanding voting securities (as defined in the Act) of a Fund. The investment objective of a Fund and all other investment policies or practices of the Fund are considered by the Trust not to be fundamental and accordingly may be changed without shareholder approval. For purposes of the Act, a “majority” of the outstanding voting securities means the lesser of (i) 67% or more of the shares of the Trust or a Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Trust or a Fund are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Trust or a Fund.
For purposes of the following limitations (except for the asset coverage requirement with respect to borrowings, which is subject to different requirements under the Act), any limitation which involves a maximum percentage shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by, a Fund. In applying fundamental investment restriction number (1) below to derivative transactions or instruments, including, but not limited to, futures, swaps, forwards, options and structured notes, a Fund will look to the industry of the reference asset(s) and not to the counterparty or issuer. With respect to each Fund’s fundamental investment restriction number (2) below, in the event that asset coverage (as defined in the Act) at any time falls below 300%, the Fund, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, will reduce the amount of its borrowings to the extent required so that the asset coverage of such borrowings will be at least 300%.
Fundamental Investment Restrictions
As a matter of fundamental policy, each Fund may not:
(1)
Invest more than 25% of its total assets in the securities of one or more issuers conducting their principal business activities in the same industry (for the purposes of this restriction, the U.S. Government, state and municipal governments and their agencies, authorities and instrumentalities are not deemed to be industries);
(2)
Borrow money, except as permitted by the Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction.
The following interpretation applies to, but is not part of, this fundamental policy: In determining whether a particular investment in portfolio instruments or participation in portfolio transactions is subject to this borrowing policy, the accounting treatment of such instrument or participation shall be considered, but shall not by itself be determinative. Whether a particular instrument or transaction constitutes a borrowing shall be determined by the Board, after consideration of all of the relevant circumstances;
(3)
Make loans, except through (a) the purchase of debt obligations, loan interests and other interests or obligations in accordance with the Fund’s investment objective and policies; (b) repurchase agreements with banks, brokers, dealers and other financial institutions; (c) loans of securities as permitted by applicable law or pursuant to an exemptive order granted under the Act; and (d) loans to affiliates of the Fund to the extent permitted by law;
(4)
Underwrite securities issued by others, except to the extent that the sale of portfolio securities by the Fund may be deemed to be an underwriting;
(5)
Purchase, hold or deal in real estate, although the Fund may purchase and sell securities that are secured by real estate or interests therein or that reflect the return of an index of real estate values, securities of issuers which invest or deal in real estate, securities of real estate investment trusts and mortgage-related securities and may hold and sell real estate it has acquired as a result of the ownership of securities;
(6)
Invest in physical commodities, except that the Fund may invest in currency and financial instruments and contracts in accordance with its investment objective and policies, including, without limitation, structured notes, futures contracts, swaps, options on commodities, currencies, swaps and futures, ETFs, investment pools and other instruments, regardless of whether such instrument is considered to be a commodity; and
(7)
Issue senior securities to the extent such issuance would violate applicable law.

The Fund may, notwithstanding any other fundamental investment restriction or policy, invest some or all of its assets in a single open-end investment company or series thereof with substantially the same fundamental investment restrictions and policies as the Fund.
For purposes of each Fund’s industry concentration policy, the Investment Adviser may analyze the characteristics of a particular issuer and instrument and may assign an industry classification consistent with those characteristics. The Investment Adviser may, but need not, consider industry classifications provided by third parties, and the classifications applied to Fund investments will be informed by applicable law.

TRUSTEES AND OFFICERS
The Trust’s Leadership Structure
The business and affairs of the Funds are managed under the direction of the Board of Trustees (the “Board”), subject to the laws of the State of Delaware and the Trust’s Declaration of Trust. The Trustees are responsible for deciding matters of overall policy and reviewing the actions of the Trust’s service providers. The officers of the Trust conduct and supervise the Funds’s daily business operations. Trustees who are not deemed to be “interested persons” of the Trust as defined in the Act are referred to as “Independent Trustees.” Trustees who are deemed to be “interested persons” of the Trust are referred to as “Interested Trustees.” The Board is currently composed of seven Independent Trustees and one Interested Trustee. The Board has selected an Independent Trustee to act as Chair, whose duties include presiding at meetings of the Board and acting as a focal point to address significant issues that may arise between regularly scheduled Board and Committee meetings. In the performance of the Chair’s duties, the Chair will consult with the other Independent Trustees and the Fund's officers and legal counsel, as appropriate. The Chair may perform other functions as requested by the Board from time to time.
The Board meets as often as necessary to discharge its responsibilities. Currently, the Board conducts regular meetings at least four times a year, and holds special in-person or telephonic meetings as necessary to address specific issues that require attention prior to the next regularly scheduled meeting. In addition, the Independent Trustees meet at least annually to review, among other things, investment management agreements, distribution (Rule 12b-1) and/or service plans and related agreements, transfer agency agreements and certain other agreements providing for the compensation of Goldman Sachs and/or its affiliates by the Funds, and to consider such other matters as they deem appropriate.
The Board has established five standing committees — Audit, Governance and Nominating, Compliance, Board Valuation and Contract Review Committees. The Board may establish other committees, or nominate one or more Trustees to examine particular issues related to the Board’s oversight responsibilities, from time to time. Each Committee meets periodically to perform its delegated oversight functions and reports its findings and recommendations to the Board. For more information on the Committees, see the section “Standing Board Committees,” below.
The Trustees have determined that the Trust’s leadership structure is appropriate because it allows the Trustees to effectively perform their oversight responsibilities.
Trustees of the Trust
Information pertaining to the Trustees of the Trust as of February 28, 2023 is set forth below.

Independent Trustees
Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Cheryl K. Beebe Age: 67	Chair of the Board of Trustees	Since 2017 (Trustee since 2015)
Ms. Beebe is retired. She is Director, Packaging
Corporation of America (2008–Present); Director, The
Mosaic Company (2019–Present); Director,
HanesBrands Inc. (2020–Present); and was formerly
Director, Convergys Corporation (a global leader in
customer experience outsourcing) (2015–2018); and
formerly held the position of Executive Vice President,
(2010–2014); and Chief Financial Officer,
Ingredion, Inc. (a leading global ingredient solutions
company) (2004–2014). Chair of the Board of
Trustees—Goldman Sachs Trust II; Goldman Sachs
MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and
Goldman Sachs Real Estate Diversified Income Fund.
				68	Packaging Corporation of America (producer of container board); The Mosaic Company (producer of phosphate and potash fertilizer); HanesBrands Inc. (a multinational clothing company)
Lawrence Hughes Age: 64	Trustee	Since 2016
Mr. Hughes is retired. Formerly, he held senior
management positions with BNY Mellon Wealth
Management, a division of The Bank of New York
Mellon Corporation (a financial services company)
(1991–2015), most recently as Chief Executive Officer
(2010–2015). He serves as a Member of the Board of
Directors, (2012–Present) and formerly served as
Chairman (2012-2019), Ellis Memorial and Eldredge
House (a not-for-profit organization). Previously, Mr.
Hughes served as an Advisory Board Member of
Goldman Sachs Trust II (February 2016 – April
2016).Trustee—Goldman Sachs Trust II; Goldman
Sachs MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II; and
Goldman Sachs Real Estate Diversified Income Fund.
				68	None
John F. Killian Age: 68	Trustee	Since 2015	Mr. Killian is retired. He is Director, Consolidated Edison, Inc. (2007–Present); and was formerly Director, Houghton Mifflin Harcourt Publishing Company (2011–2022). Previously, he held senior management positions with Verizon Communications, Inc., including Executive Vice President and Chief Financial Officer (2009–2010); and President, Verizon Business, Verizon Communications, Inc. (2005–2009).Trustee—Goldman Sachs Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; and Goldman Sachs Real Estate Diversified Income Fund.	68	Consolidated Edison, Inc. (a utility holding company)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Steven D. Krichmar Age: 64	Trustee	Since 2018
Mr. Krichmar is retired. Formerly, he held senior
management and governance positions with Putnam
Investments, LLC, a financial services company
(2001–2016). He was most recently Chief of
Operations and a member of the Operating Committee
of Putnam Investments, LLC and Principal Financial
Officer of The Putnam Funds. Previously, Mr.
Krichmar served as an Audit Partner with
PricewaterhouseCoopers LLP and its predecessor
company (1990 – 2001).Trustee—Goldman Sachs
Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real
Estate Diversified Income Fund.
				68	None
Linda A. LangAge: 64	Trustee	Since 2021
Ms. Lang is retired. She was formerly Chair of the
Board of Directors, (2016–2019) and Member of the
Board of Directors, WD-40 Company (a global
consumer products company) (2004–2019); Chairman
and Chief Executive Officer (2005–2014); and
Director, President and Chief Operating Officer, Jack
in the Box, Inc. (a restaurant company) (2003–2005).
Previously, Ms. Lang served as an Advisory Board
Member of Goldman Sachs MLP and Energy
Renaissance Fund (February 2016 – March
2016).Trustee—Goldman Sachs Trust II; Goldman
Sachs MLP and Energy Renaissance Fund; Goldman
Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman
Sachs Real Estate Diversified Income Fund.
				69	None
Michael LathamAge: 57	Trustee	Since 2021
Mr. Latham is retired. He currently serves as Chief
OperatingOfficer and Director of FinTech Evolution
Acquisition Group (a special purpose acquisition
company) (2021-Present). Formerly, Mr. Latham held
senior management positions with the iShares
exchange-traded fund business owned by
BlackRock, Inc., including Chairman (2011–2014);
Global Head (2010–2011); U.S. Head (2007–2010);
and Chief Operating Officer
(2003–2007).Trustee—Goldman Sachs Trust II;
Goldman Sachs MLP and Energy Renaissance Fund;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust
II; Goldman Sachs Credit Income Fund; and Goldman
Sachs Real Estate Diversified Income Fund.
				69	FinTech Evolution Acquisition Group (a special purpose acquisition company)

Name, Address and Age[1]	Position(s) Held with the Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Lawrence W. StranghoenerAge: 68	Trustee	Since 2021
Mr. Stranghoener is retired. He is Chairman,
Kennametal, Inc. (a global manufacturer and distributor
of tooling and industrial materials) (2003-Present); and
was formerly Director, Aleris Corporation and Aleris
International, Inc. (a producer of aluminum rolled
products) (2011-2020); Interim Chief Executive
Officer (2014) and Executive Vice President and Chief
Financial Officer (2004–2014), Mosaic Company (a
fertilizer manufacturing company).Trustee—Goldman
Sachs Trust II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust;
Goldman Sachs ETF Trust II; and Goldman Sachs Real
Estate Diversified Income Fund.Chair of the Board of
Trustees—Goldman Sachs Credit Income Fund.
				69	Kennametal, Inc. (a global manufacturer and distributor of tooling and industrial materials)
James A McNamara* Age: 60	President and Trustee	Since 2012	Advisory Director, Goldman Sachs (January 2018–Present); Managing Director, Goldman Sachs (January 2000–December 2017); Director of Institutional Fund Sales, GSAM (April 1998–December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993–April 1998).President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.	172	None
*
Mr. McNamara is considered to be an “Interested Trustee” because he holds positions with Goldman Sachs and owns securities issued by The Goldman Sachs Group, Inc. Mr. McNamara holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
1
Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, 200 West Street, New York, New York, 10282, Attn: Caroline Kraus.
2
Subject to such policies as may be adopted by the Board from time-to-time, each Trustee holds office for an indefinite term, until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board or shareholders, in accordance with the Trust’s Declaration of Trust; or (c) the termination of the Trust. The Board has adopted policies which provide that each Independent Trustee shall retire as of December 31st of the calendar year in which he or she reaches (a) his or her 74th birthday or (b) the 15th anniversary of the date he or she became a Trustee, whichever is earlier, unless a waiver of such requirements shall have been adopted by a majority of the other Trustees. These policies may be changed by the Trustees without shareholder vote.
3
The Goldman Sachs Fund Complex includes certain other companies listed above for each respective Trustee. As of February 28, 2023, Goldman Sachs Trust II consisted of 18 portfolios (7 of which offered shares to the public); Goldman Sachs Trust consisted of 88 portfolios (87 of which offered shares to the public); Goldman Sachs Variable Insurance Trust consisted of 15 portfolios (12 of which offered shares to the public); Goldman Sachs ETF Trust consisted of 46 portfolios (30 of which offered shares to the public); Goldman Sachs ETF Trust II consisted of 2 portfolios (1 of which offered shares to the public); and Goldman Sachs MLP and Energy Renaissance Fund, Goldman Sachs Credit Income Fund and Goldman Sachs Real Estate Diversified Income Fund each consisted of one portfolio. Goldman Sachs Credit Income Fund did not offer shares to the public.
4
This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.
The significance or relevance of a Trustee’s particular experience, qualifications, attributes and/or skills is considered by the Board on an individual basis. Experience, qualifications, attributes and/or skills common to all Trustees include the ability to critically review, evaluate and discuss information provided to them and to interact effectively with the other Trustees and with representatives of the Investment Adviser and its affiliates, other service providers, legal counsel and a Fund's independent registered public accounting firm, the capacity to address financial and legal issues and exercise reasonable business judgment, and a commitment to the representation of the interests of a Fund and their shareholders. The Governance and Nominating Committee’s charter contains certain other factors that are considered by the Governance and Nominating Committee in identifying and evaluating potential nominees to serve as Independent Trustees. Based on each Trustee’s experience, qualifications, attributes and/or skills, considered individually and with respect to the experience, qualifications, attributes and/or skills of other Trustees, the Board has concluded that each Trustee should serve as a Trustee. Below is a brief discussion of the experience, qualifications, attributes and/or skills of each individual Trustee as of February 28, 2023 that led the Board to conclude that such individual should serve as a Trustee.
Cheryl K. Beebe. Ms. Beebe has served as a Trustee of the Trust since 2015 and Chair of the Board of Trustees since 2017. Ms. Beebe is retired. She is a member of the Board of Directors of Packaging Corporation of America, a producer of container board, where she serves as Chair of the Audit Committee. She is also a member of the Board of Directors of The Mosaic Company, a producer of phosphate and potash fertilizer, and serves as Chair of the Audit Committee. In addition, Ms. Beebe is a member of the Board of Directors of HanesBrands Inc., a multinational clothing company. Further, she serves on the Board of Trustees of Fairleigh Dickinson University, where she is Chair of the Governance Committee. Ms. Beebe was a member of the Board of Directors of Convergys Corporation, a global leader in customer experience outsourcing, where she served as Chair of the Audit Committee. Previously, she held several senior management positions at Ingredion, Inc. (formerly Corn Products International, Inc.), a leading global ingredient solutions company. Ms. Beebe also worked at Ingredion, Inc. and predecessor companies for 34 years, most recently as Executive Vice President and Chief Financial Officer. In that capacity, she was responsible for overseeing the company’s controller, treasury, tax, investor relations, internal audit, financial planning, corporate communications and global supply chain functions. Based on the foregoing, Ms. Beebe is experienced with financial, accounting and investment matters.
Lawrence Hughes. Mr. Hughes has served as a Trustee of the Trust since 2016. Mr. Hughes is retired. Mr. Hughes is a member of the Board of Directors of Ellis Memorial and Eldredge House, a not-for-profit organization and previously served as Chairman. Previously, he held several senior management positions at BNY Mellon Wealth Management, a division of The Bank of New York Mellon Corporation that provides wealth planning, investment management and banking services to individuals, families, family offices and charitable gift programs through a nationwide network of offices. Mr. Hughes worked at BNY Mellon Wealth Management for 24 years, most recently as Chief Executive Officer. In that capacity, he was ultimately responsible for the division’s operations and played an active role in multiple acquisitions. Based on the foregoing, Mr. Hughes is experienced with financial and investment matters.
John F. Killian. Mr. Killian has served as a Trustee of the Trust since 2015. Mr. Killian has been designated as the Board’s “audit committee financial expert” given his extensive accounting and finance experience. Mr. Killian is retired. Mr. Killian is a member of the Board of Directors of Consolidated Edison, Inc., a utility holding company, where he serves as Chair of the Audit Committee and as a member of the Corporate Governance and Nominating, and Management Development and Compensation Committees. Formerly, he was a member of the Board of Directors of Houghton Mifflin Harcourt Publishing Company, where he served as Chair of the Audit Committee and a member of the Compensation Committee. Previously, Mr. Killian worked for 31 years at Verizon Communications, Inc. and predecessor companies, most recently as Executive Vice President and Chief Financial Officer. Based on the foregoing, Mr. Killian is experienced with accounting, financial and investment matters.
Steven D. Krichmar. Mr. Krichmar has served as a Trustee since 2018. Mr. Krichmar is retired. He previously worked for fifteen years at Putnam Investments, LLC, a financial services company. Most recently, he served as Chief of Operations and a member of the Operating Committee of Putnam Investments, LLC. He was also involved in the governance of The Putnam Funds, serving as

Principal Financial Officer. Before joining Putnam, Mr. Krichmar worked for PricewaterhouseCoopers LLP and its predecessor company for 20 years, most recently as Audit Partner and Investment Management Industry Leader (Assurance) for the northeast U.S. region. Currently, Mr. Krichmar is a member of the Board of Trustees of Boston Children’s Hospital, where he serves as Chairman of the Audit & Compliance Committee, the Co-Chairman of the Finance Committee, a member of the Executive Committee and the Technology and Innovation Committee, and a member of the Physicians’ Organization Board. He is also a member of the Board of Directors of The Risk Management Foundation of the Harvard Medical Institutions, a member of the Board of Trustees of Boys & Girls Clubs of Boston, a member of the Board of Directors of the Combined Jewish Philanthropies, and a member of the Board of Advisors of the University of North Carolina Kenan-Flagler Business School. Based on the foregoing, Mr. Krichmar is experienced with accounting, financial and investment matters.
Linda A. Lang. Ms. Lang has served as a Trustee of the Trust since 2021. Ms. Lang is retired. Ms. Lang was formerly Chair of the Board of Directors of WD-40 Company, a global consumer products company, where she served on the Compensation and Finance Committees. Ms. Lang also previously held several senior management positions at Jack in the Box, Inc., a restaurant company listed on The NASDAQ Stock Market, where she worked for 30 years, most recently as Chairman and Chief Executive Officer. Over that time, she was involved in the areas of strategic planning, capital structure and deployment, and enterprise risk management. Based on the foregoing, Ms. Lang is experienced with financial and investment matters.
Michael Latham. Mr. Latham has served as a Trustee of the Trust since 2021. Mr. Latham is retired. He currently serves as Chief Operating Officer and Director of FinTech Evolution Acquisition Group, a special purpose acquisition company established for the purpose of completing a business combination with a private company. Previously, Mr. Latham held several senior management positions for 15 years with the iShares exchange-traded fund business owned by BlackRock, Inc. and previously owned by Barclays Global Investors, most recently as Chairman and Global Head of the business. In that capacity he was one of the lead executives responsible for the growth of the business. He was also involved in governance of the iShares funds, serving initially as Principal Financial Officer and later as President and Principal Executive Officer and a member of the Board of Directors. Mr. Latham is a certified public accountant, and before joining Barclays Global Investors, he worked at Ernst and Young for over five years. Based on the foregoing, Mr. Latham is experienced with accounting, financial and investment matters.
Lawrence W. Stranghoener. Mr. Stranghoener has served as a Trustee of the Trust since 2021. Mr. Stranghoener is retired. Mr. Stranghoener is Chairman of the Board of Directors of Kennametal, Inc., a global manufacturer and distributor of tooling and industrial materials. Previously, he was a member of the Board of Directors of Aleris Corporation and Aleris International, Inc., which provided aluminum rolled products and extrusions, aluminum recycling, and specification alloy production, where he served as Chair of the Audit Committee and also served on the Compensation Committee. Mr. Stranghoener also held several senior management positions at Mosaic Company, a fertilizer manufacturing company, where he worked for 10 years, most recently as Interim Chief Executive Officer, Executive Vice President and Chief Financial Officer. As Executive Vice President and Chief Financial Officer at Mosaic Company, Mr. Stranghoener implemented public company processes, policies and performance standards to transition the company from private to public ownership and oversaw the company’s controller, treasury, tax, investor relations, strategy and business development, and internal audit functions. He also led the integration of Mosaic Company with IMC Global, Inc. during their merger. Previously, Mr. Stranghoener served for three years as Executive Vice President and Chief Financial Officer for Thrivent Financial, a non-profit, financial services organization and Techies.com, an internet-based professional services company. Mr. Stranghoener also held several senior management positions at Honeywell International, Inc. where he worked for 17 years, most recently as Vice President and Chief Financial Officer. Based on the foregoing, Mr. Stranghoener is experienced with financial and investment matters.
James A. McNamara. Mr. McNamara has served as a Trustee and President of the Trust since 2012. Mr. McNamara is an Advisory Director to Goldman Sachs. Prior to retiring as Managing Director at Goldman Sachs in 2017, Mr. McNamara was head of Global Third Party Distribution at GSAM and was previously head of U.S. Third Party Distribution. Prior to that role, Mr. McNamara served as Director of Institutional Fund Sales. Prior to joining Goldman Sachs, Mr. McNamara was Vice President and Manager at Dreyfus Institutional Service Corporation. Based on the foregoing, Mr. McNamara is experienced with financial and investment matters.

Officers of the Trust
Information pertaining to the officers of the Trust as of February 28, 2023 is set forth below.
Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
James A. McNamara 200 West Street New York, NY 10282 Age: 60	Trustee and President	Since 2012
Advisory Director, Goldman Sachs (January 2018 – Present); Managing Director,
Goldman Sachs (January 2000 – December 2017); Director of Institutional Fund
Sales, GSAM (April 1998 – December 2000); and Senior Vice President and
Manager, Dreyfus Institutional Service Corporation (January 1993 – April 1998).

President and Trustee—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF
Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Joseph F. DiMaria 30 Hudson Street Jersey City, NJ 07302 Age: 54	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since 2017 (Treasurer and Principal Financial Officer since 2019)
Managing Director, Goldman Sachs (November 2015 – Present) and Vice President
– Mutual Fund Administration, Columbia Management Investment Advisers, LLC
(May 2010 – October 2015).

Treasurer, Principal Financial Officer and Principal Accounting Officer—Goldman
Sachs Trust II (previously Assistant Treasurer (2017)); Goldman Sachs Trust
(previously Assistant Treasurer (2016)); Goldman Sachs Variable Insurance Trust
(previously Assistant Treasurer (2016)); Goldman Sachs MLP and Energy
Renaissance Fund (previously Assistant Treasurer (2017)); Goldman Sachs ETF
Trust (previously Assistant Treasurer (2017)); Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Julien Yoo 200 West Street New York, NY 10282 Age: 51	Chief Compliance Officer	Since 2018
Managing Director, Goldman Sachs (January 2020–Present); Vice President,
Goldman Sachs (December 2014–December 2019); and Vice President, Morgan
Stanley Investment Management (2005–2010).

Chief Compliance Officer—Goldman Sachs Trust II; Goldman Sachs Trust;
Goldman Sachs Variable Insurance Trust; Goldman Sachs BDC, Inc.; Goldman
Sachs Private Middle Market Credit LLC; Goldman Sachs Private Middle Market
Credit II LLC; Goldman Sachs Middle Market Lending Corp.; Goldman Sachs
Middle Market Lending LLC II; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Peter W. Fortner 30 Hudson Street Jersey City, NJ 07302 Age: 65	Assistant Treasurer	Since 2012
Vice President, Goldman Sachs (July 2000–Present); Principal Accounting Officer
and Treasurer, Commerce Bank Mutual Fund Complex (2008–Present); Treasurer of
Goldman Sachs Philanthropy Fund (2019–Present); and Treasurer of Ayco
Charitable Foundation (2020–Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Allison Fracchiolla 30 Hudson Street Jersey City, NJ 07302 Age: 39	Assistant Treasurer	Since 2014
Vice President, Goldman Sachs (January 2013 – Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF
Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs
Real Estate Diversified Income Fund.

Tyler Hanks 222 S. Main St Salt Lake City, UT 84101 Age: 40	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (January 2016 — Present); and Associate, Goldman
Sachs (January 2014 — January 2016).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund;
Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Kirsten Frivold Imohiosen 200 West Street New York, NY 10282 Age: 52	Assistant Treasurer	Since 2019
Managing Director, Goldman Sachs (January 2018 – Present); and Vice President,
Goldman Sachs (May 1999 – December 2017).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund;
Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC;
Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle
Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Steven Z. Indich 30 Hudson Street Jersey City, NJ 07302 Age: 53	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (February 2010 – Present).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund;
Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC;
Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle
Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Carol Liu 30 Hudson Street Jersey City, NJ 07302 Age: 48	Assistant Treasurer	Since 2019
Vice President, Goldman Sachs (October 2017 – Present); Tax Director, The Raine
Group LLC (August 2015 – October 2017); and Tax Director, Icon Investments LLC
(January 2012 – August 2015).

Assistant Treasurer—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs MLP and Energy Renaissance Fund;
Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle Market Credit LLC;
Goldman Sachs Private Middle Market Credit II LLC; Goldman Sachs Middle
Market Lending Corp.; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Christopher Bradford 200 West StreetNew York, NY 10282 Age: 41	Vice President	Since 2020
Vice President, Goldman Sachs (January 2014–Present).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Real Estate
Diversified Income Fund; and Goldman Sachs Credit Income Fund.

Kenneth Cawley 71 South Wacker Drive Chicago, IL 60606 Age: 53	Vice President	Since 2021
Managing Director, Goldman Sachs (2017 – Present), Vice President (December
1999–2017); Associate (December 1996–December 1999); Associate, Discover
Financial (August 1994–December 1996).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman Sachs
Variable Insurance Trust.

Anney Chi 200 West Street New York, NY 10282 Age: 39	Vice President	Since 2022
Vice President, Goldman Sachs (2014–Present).

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs Real
Estate Diversified Income Fund.

TP Enders 200 West Street New York, NY 10282 Age: 54	Vice President	Since 2021
Managing Director, Goldman Sachs (January 2012–Present); Vice President,
Goldman Sachs (April 2004–December 2011)

Vice President—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman Sachs
Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs MLP and Energy Renaissance Fund; Goldman Sachs Credit
Income Fund; and Goldman Sachs Real Estate Diversified Income Fund.

Michael Twohig 200 West Street New York, NY 10282 Age: 57	Vice President	Since 2022
Vice President, Goldman Sachs (2014 – Present).

Vice President—Goldman Sachs Trust II; Goldman Sachs ETF Trust; Goldman
Sachs ETF Trust II; Goldman Sachs MLP and Energy Renaissance Fund; Goldman
Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Caroline L. Kraus 200 West Street New York, NY 10282 Age: 45	Secretary	Since 2012
Managing Director, Goldman Sachs (January 2016–Present); Vice President,
Goldman Sachs (August 2006–December 2015); Senior Counsel, Goldman Sachs
(January 2020–Present); Associate General Counsel, Goldman Sachs
(2012–December 2019); Assistant General Counsel, Goldman Sachs (August
2006–December 2011); and Associate, Weil, Gotshal & Manges, LLP (2002–2006).

Secretary—Goldman Sachs Trust II; Goldman Sachs Trust (previously Assistant
Secretary (2012)); Goldman Sachs Variable Insurance Trust (previously Assistant
Secretary (2012)); Goldman Sachs BDC, Inc.; Goldman Sachs Private Middle
Market Credit LLC; Goldman Sachs Private Middle Market Credit II LLC; Goldman
Sachs Middle Market Lending Corp.; Goldman Sachs MLP and Energy
Renaissance Fund; Goldman Sachs ETF Trust; Goldman Sachs ETF Trust II;
Goldman Sachs Credit Income Fund; and Goldman Sachs Real Estate Diversified
Income Fund.

Name, Address and Age	Position(s) Held with the Trust	Term of Office and Length of Time Served[1]	Principal Occupation(s) During Past 5 Years
Shaun Cullinan 200 West Street New York, NY 10282 Age: 43	Assistant Secretary	Since 2018
Managing Director, Goldman Sachs (2018 – Present); Vice President, Goldman
Sachs (2009 – 2017); Associate, Goldman Sachs (2006 – 2008); Analyst, Goldman
Sachs (2004 – 2005).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; and Goldman
Sachs Variable Insurance Trust.

Robert Griffith 200 West Street New York, NY 10282 Age: 48	Assistant Secretary	Since 2022
Managing Director, Goldman Sachs (September 2022 – Present); General Counsel,
Exchange Traded Concepts, LLC (October 2021 – September 2022); Vice President,
Goldman Sachs (August 2011 – October 2021); Associate General Counsel,
Goldman Sachs (December 2014 – Present); Assistant General Counsel, Goldman
Sachs (August 2011 – December 2014); Vice President and Counsel, Nomura
Holding America, Inc. (2010 – 2011); and Associate, Simpson Thacher & Bartlett
LLP (2005 – 2010).

Assistant Secretary—Goldman Sachs Trust II; Goldman Sachs Trust; Goldman
Sachs Variable Insurance Trust; Goldman Sachs ETF Trust; Goldman Sachs ETF
Trust II; Goldman Sachs MLP and Energy Renaissance Fund; and Goldman Sachs
Real Estate Diversified Income Fund.

1
Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
Standing Board Committees
The Audit Committee oversees the audit process and provides assistance to the Board with respect to fund accounting, tax compliance and financial statement matters. In performing its responsibilities, the Audit Committee selects and recommends annually to the Board an independent registered public accounting firm to audit the books and records of the Trust for the ensuing year, and reviews with the firm the scope and results of each audit. All of the Independent Trustees serve on the Audit Committee and Mr. Killian serves as Chair of the Audit Committee. The Audit Committee held four meetings during the fiscal year ended October 31, 2022.
The Governance and Nominating Committee has been established to: (i) assist the Board in matters involving mutual fund governance, which includes making recommendations to the Board with respect to the effectiveness of the Board in carrying out its responsibilities in governing the Funds and overseeing its management; (ii) select and nominate candidates for appointment or election to serve as Independent Trustees; and (iii) advise the Board on ways to improve its effectiveness. All of the Independent Trustees serve on the Governance and Nominating Committee. The Governance and Nominating Committee held four meetings during the fiscal year ended October 31, 2022. As stated above, each Trustee holds office for a term of up to fifteen years or until the occurrence of certain events. In filling Board vacancies, the Governance and Nominating Committee will consider nominees recommended by shareholders. Nominee recommendations should be submitted to the Trust at its mailing address stated in the Fund's Prospectus and should be directed to the attention of the Goldman Sachs Trust II Governance and Nominating Committee.
The Board Valuation Committee, which is composed of Ms. Beebe, Mr. Latham and Mr. McNamara, has been established for the purpose of reviewing valuation matters requiring prompt notification from the valuation designee in accordance with the valuation procedures approved by the Trustees. The Committee will not have regular, standing meetings. The Board Valuation Committee was established on December 2, 2022 and thus did not meet during the fiscal year ended October 31, 2022.
The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Funds; and (ii) insofar as they relate to services provided to the Funds, of the Fund's Investment Adviser, Distributor, administrator (if any), and

Transfer Agent, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board with respect to compliance matters. The Compliance Committee met five times during the fiscal year ended October 31, 2022. All of the Independent Trustees serve on the Compliance Committee.
The Contract Review Committee has been established for the purpose of overseeing the processes of the Board for reviewing and monitoring performance under the Fund's investment management, distribution, transfer agency and certain other agreements with the Fund's Investment Adviser and its affiliates. The Contract Review Committee is also responsible for overseeing the Board’s processes for considering and reviewing performance under the operation of the Fund's distribution, service, shareholder administration and other plans, and any agreements related to the plans, whether or not such plans and agreements are adopted pursuant to Rule 12b-1 under the Act. The Contract Review Committee also provides appropriate assistance to the Board in connection with the Board’s approval, oversight and review of the Fund's other service providers including, without limitation, the Fund's custodian/accounting agent, sub-transfer agents, professional (legal and accounting) firms and printing firms. The Contract Review Committee met five times during the fiscal year ended October 31, 2022. All of the Independent Trustees serve on the Contract Review Committee.
Risk Oversight
The Board is responsible for the oversight of the activities of the Funds, including oversight of risk management. Day-to-day risk management with respect to the Funds is the responsibility of GSAM or other service providers including Underlying Managers (depending on the nature of the risk), subject to supervision by GSAM. The risks of the Funds include, but are not limited to, liquidity risk, investment risk, derivatives risk, compliance risk, manager selection risk, operational risk, reputational risk, credit risk and counterparty risk. Each of GSAM and the other service providers, including Underlying Managers have their own independent interest in risk management and their policies and methods of risk management may differ from the Funds and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result, the Board recognizes that it is not possible to identify all of the risks that may affect the Funds or to develop processes and controls to eliminate or mitigate their occurrence or effects, and that some risks are simply beyond the control of the Funds or GSAM, its affiliates or other service providers, including Underlying Managers.
The Board effectuates its oversight role primarily through regular and special meetings of the Board and Board committees. In certain cases, risk management issues are specifically addressed in reports, presentations and discussions. For example. on an annual basis, GSAM (or personnel from GSAM) will provide the Board with written reports that address the operation, adequacy and effectiveness of the Trust’s liquidity risk management and derivatives risk management programs, which are generally designed to assess and manage liquidity risk, and for Full Compliance Funds, derivatives risk. In addition, investment risk is discussed in the context of regular presentations to the Board on Fund strategy and Underlying Manager performance. Other types of risk are addressed as part of presentations on related topics (e.g. compliance policies) or in the context of presentations focused specifically on one or more risks. The Board also receives reports from GSAM management on operational risks, reputational risks and counterparty risks relating to the Funds.
Board oversight of risk management is also performed by various Board committees. For example, the Audit Committee meets with both the Fund's independent registered public accounting firm and GSAM’s internal audit group to review risk controls in place that support the Funds as well as test results, and the Compliance Committee meets with the CCO and representatives of GSAM’s compliance group to review testing results of the Fund's compliance policies and procedures and other compliance issues. Board oversight of risk is also performed as needed between meetings through communications between GSAM and the Board. The Board may, at any time and in its discretion, change the manner in which it conducts risk oversight. The Board’s oversight role does not make the Board a guarantor of the Fund's investments or activities.

Trustee Ownership of Fund Shares
The following table shows the dollar range of shares beneficially owned by each Trustee (then serving) in the Funds and other portfolios of the Goldman Sachs Fund Complex as of December 31, 2022, unless otherwise noted.
Name of Trustee	Dollar Range of Equity Securities in the Funds[1]	Aggregate Dollar Range of Equity Securities in All Portfolios in Fund Complex Overseen By Trustee
Cheryl K. Beebe	None	Over $100,000
Lawrence Hughes	None	Over $100,000
John F. Killian	None	Over $100,000
Steven D. Krichmar	None	Over $100,000
Linda Lang	None	Over $100,000
Mike Latham	None	Over $100,000
Larry Stranghoener	None	Over $100,000
James A. McNamara	None	Over $100,000

1
Includes the value of shares beneficially owned by each Trustee in the Funds described in this SAI.
As of February 1, 2023, the Trustees and Officers of the Trust as a group owned less than 1% of the outstanding shares of beneficial interest of the Funds.
Board Compensation
Each Independent Trustee is compensated with a unitary annual fee for his or her services as a Trustee of the Trust and as a member of the Governance and Nominating Committee, Compliance Committee, Contract Review Committee, and Audit Committee. The Chair and “audit committee financial expert” receive additional compensation for their services. The Independent Trustees are also reimbursed for reasonable travel expenses incurred in connection with attending meetings. The Trust may also pay the reasonable incidental costs of a Trustee to attend training or other types of conferences relating to the investment company industry.
The following tables set forth certain information with respect to the compensation of each Trustee of the Trust for the fiscal year ended October 31, 2022:
Trustee Compensation
Name of Trustee	Multi-Manager International Equity Fund	Multi-Manager U.S. Small Cap Equity Fund	Pension or Retirement Benefits Accrued as Part Of the Trust’s Expenses	Total Compensation From Fund Complex (including the Funds)*
Cheryl K. Beebe[1]	$6,678	$6,008	$0	$329,647
Lawrence Hughes	$5,348	$4,810	$0	$263,668
John F. Killian[2]	$5,387	$4,844	$0	$265,380
Steven D. Krichmar	$5,348	$4,810	$0	$263,668
Linda A. Lang	$5,212	$4,691	$0	$257,677
Michael Latham	$5,827	$5,245	$0	$288,217
Lawrence W. Stranghoener	$5,319	$4,785	$0	$262,385
James A. McNamara[3]	$0	$0	$0	$0

*
Represents fees paid to each Trustee during the fiscal year ended October 31, 2022 from the Goldman Sachs Fund Complex. Ms. Lang and Messrs. Latham and Stranghoener began serving as Trustees of the Trust effective December 3, 2021.
1
Includes compensation as Board Chair.

2
Includes compensation as “audit committee financial expert,” as defined in Item 3 of Form N-CSR.
3
Mr. McNamara is an Interested Trustee, and as such, receives no compensation from the Fund or the Goldman Sachs Fund Complex.
Miscellaneous
The Trust, the Investment Adviser, the principal underwriter and the Underlying Managers have adopted codes of ethics under Rule 17j-1 of the Act that may permit personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Funds. Because each Underlying Manager is an entity not affiliated with GSAM, GSAM relies on the Underlying Managers to monitor the personal trading activities of the Underlying Managers’ personnel in accordance with that Underlying Managers’ Code of Ethics.
MANAGEMENT SERVICES
As stated in the Funds’ Prospectus, GSAM, 200 West Street, New York, New York 10282, serves as Investment Adviser to the Funds. GSAM is an indirect, wholly-owned subsidiary of The Goldman Sachs Group, Inc. and an affiliate of Goldman Sachs. See “Service Providers” in the Funds’ Prospectus for a description of the Investment Adviser’s duties to the Funds.
Founded in 1869, The Goldman Sachs Group, Inc. is a publicly-held financial holding company and a leading global investment banking, securities and investment management firm. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York with offices in countries throughout the world. It has trading professionals throughout the United States, as well as in London, Frankfurt, Tokyo, Seoul, Sao Paulo and other major financial centers around the world. The active participation of Goldman Sachs in the world’s financial markets enhances its ability to identify attractive investments. Goldman Sachs has agreed to permit the Funds to use the name “Goldman Sachs” or a derivative thereof as part of the Funds’ names for as long as the Funds’ management agreement (the “Management Agreement”) is in effect.
The Investment Adviser oversees the provision of investment advisory and portfolio management services to the Funds, including developing the Funds’ investment program. The Investment Adviser selects, subject to the approval of the Funds’ Board of Trustees, Underlying Managers for the Funds, allocates Fund assets among those Underlying Managers, monitors them and evaluates their performance results.
With respect to the Funds, the AIMS Group applies a multifaceted process around manager due diligence, portfolio construction, and risk management. The manager due diligence process includes both qualitative and quantitative analysis on each potential Underlying Manager. The factors employed to evaluate the managers that are ultimately selected have been developed over years and informed by thousands of manager diligences. These factors include, among others, business stability, succession planning, team development, past and expected investment performance, ability to navigate in varying market conditions, risk management techniques, and liquidity of investments. In addition, the AIMS Group has a dedicated team to assess the operational integrity and controls as part of the due diligence process. The AIMS Group is also engaged in portfolio construction and dynamic rebalancing of the Underlying Managers in the Funds. The team’s portfolio construction process combines judgment with quantitative tools and focuses on diversification by selecting multiple managers who employ diverse approaches to a variety of strategies. The AIMS Group focuses on an Underlying Manager’s return expectations, contribution to risk, liquidity, and fit within a Fund. Furthermore, the AIMS Group seeks to employ an active risk management process that includes regular monitoring of the Underlying Managers and in-depth factor, scenario, and exposure analyses on the Funds.
The Management Agreement provides that GSAM, directly or through an Underlying Manager, is responsible for overseeing the Funds’ investment program. The Management Agreement provides that GSAM, in its capacity as Investment Adviser, may render similar services to others so long as the services under the Management Agreement are not impaired thereby. The Funds’ Management Agreement was most recently approved by the Trustees of the Trust, including a majority of the Trustees of the Trust who are not parties to such agreement or “interested persons” (as such term is defined in the Act) of any party thereto (the

“non-interested Trustees”), on September 19-20, 2022. A discussion regarding the Board of Trustees’ basis for approving the Funds’ Management Agreement is available in the Funds’ annual report for the period ended October 31, 2022.
The Management Agreement will remain in effect until September 30, 2023. The Management Agreement will continue in effect with respect to the Funds from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Management Agreement.
The Management Agreement will terminate automatically if assigned (as defined in the Act). The Management Agreement is also terminable at any time without penalty by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the Investment Adviser or by the Investment Adviser on 60 days’ written notice to the Trust.
Pursuant to the Management Agreement, the Investment Adviser is entitled to receive the fees set forth below, payable monthly based on a Fund’s average daily net assets. Also included below are the actual management fee rates paid by the Funds (after reduction of any applicable voluntary management fee waivers) for the periods indicated below. The management fee waivers will remain in effect through at least February 28, 2024, and prior to such date, the Investment Adviser may not terminate these arrangements without the approval of the Board of Trustees. The management fee waivers may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. The Actual Rate may not correlate to the Contractual Rate as a result of these management fee waivers that may be in effect from time to time. The Investment Adviser may waive a portion of its management fee payable by a Fund in an amount equal to any management fees it earns as an investment adviser to any of the affiliated funds in which the Fund invests.
Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended October 31, 2022
Multi-Manager International Equity Fund	0.60%	0.44%
Multi-Manager U.S. Small Cap Equity Fund	0.75%	0.58%
For the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, the amount of fees incurred by each Fund under the Management Agreement was (with and without the fee limitations that were then in effect):
Fund	Fiscal Year Ended October 31, 2022		Fiscal Year Ended October 31, 2021		Fiscal Year Ended October 31, 2020
	With Fee Limitations	Without Fee Limitations	With Fee Limitations	Without Fee Limitations	With Fee Limitations	Without Fee Limitations
Multi-Manager International Equity Fund	$5,542,689	$7,585,493	$5,275,994	$7,215,312	$3,658,278	$5,038,195
Multi-Manager U.S. Small Cap Equity Fund	3,680,554	4,777,602	3,203,100	4,184,303	2,208,562	2,924,851
In addition to overseeing each Fund’s investment program, the Investment Adviser selects the Fund’s Underlying Managers and provides general oversight of the Underlying Managers. The Investment Adviser also performs certain administrative services for each Fund under the Management Agreement, unless required to be performed by others pursuant to agreements with the Fund. Such administrative services include, subject to the general supervision of the Trustees of the Trust, (i) providing supervision of all aspects of the Fund’s non-investment operations; (ii) providing the Fund with personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Fund; (iii) arranging for, at the Fund’s expense, the preparation for the Fund of all required tax returns, the preparation and submission of reports to existing shareholders and regulatory authorities, and the preparation and submission of the Fund’s prospectuses and statements of additional information and all other documents necessary to fulfill regulatory requirements and maintain registration and qualification of the Fund and each class of shares thereof with the SEC and other regulatory authorities; (iv) maintaining all of the Fund’s records; and (v) providing the Fund with adequate office space and all necessary office equipment and services. In overseeing each Fund’s non-investment operations, the Investment Adviser’s services include, among other things, oversight of vendors hired by the Fund, oversight of Fund liquidity and risk management, oversight of regulatory inquiries and requests with respect to the Fund made to the Investment Adviser, valuation and accounting oversight and oversight of ongoing compliance with federal and state securities laws, tax regulations, and other applicable law.
As stated in the Funds’ Prospectus, Causeway, Lazard, MFS and WCM currently serve as the Underlying Managers to the Multi-Manager International Equity Fund; and Boston Partners, Brown Advisory, Victory Capital and Westfield currently serve as the Underlying Managers to the Multi-Manager U.S. Small Cap Equity Fund. The Underlying Managers to the Funds may change from time to time. See “Service Providers” in the Funds’ Prospectus for a description of the Underlying Managers’ duties to the Funds. The sub-advisory agreements between GSAM and each Underlying Manager (the “Sub-Advisory Agreements”) will remain in effect for a two year term and will continue in effect with respect to the Funds from year to year thereafter provided such continuance is specifically approved at least annually as set forth in the Sub-Advisory Agreements.
The Sub-Advisory Agreements with each Underlying Manager (except Westfield) were most recently approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on September 19-20, 2022. The Sub-Advisory Agreement with Westfield was initially approved by the Trustees of the Trust, including a majority of the non-interested Trustees, on January 19, 2023. A discussion regarding the Trustees’ basis for approving the Sub-Advisory Agreements (except Westfield) with respect to the Funds is available in the Funds’ annual report for the fiscal year ended October 31, 2022. A discussion regarding the Trustees’ basis for approving the Sub-Advisory Agreement with Westfield with respect to the Multi-Manager U.S. Small Cap Equity Fund will be available in the Funds’ semi-annual report for the six-month period ended April 30, 2023.
Under the current Sub-Advisory Agreements, the Investment Adviser (not the Funds) pays each Underlying Manager a fee based on the Fund’s assets that each manages. The following table sets forth the approximate aggregate investment sub-advisory fees paid (or expected to be paid) by the Investment Adviser to each Fund’s Underlying Managers and the percentage of the Fund’s average daily net assets represented by such fees, in each case for the periods ended October 31, 2022, October 31, 2021 and October 31, 2020:
	Fiscal Year Ended October 31, 2022		Fiscal Year Ended October 31, 2021		Fiscal Year Ended October 31, 2020
Fund	Aggregate Sub- Advisory Fees	Percentage of Average Daily Net Assets	Aggregate Sub- Advisory Fees	Percentage of Average Daily Net Assets	Aggregate Sub- Advisory Fees	Percentage of Average Daily Net Assets
Multi-Manager International Equity Fund	$6,123,890	0.49%	$5,304,732	0.44%	$4,030,625	0.45%
Multi-Manager U.S. Small Cap Equity Fund	4,097,125	0.64%	3,192,421	0.57%	2,417,657	0.58%
The fees and percentages above reflect the fee schedule(s) in effect during the period.
The Sub-Advisory Agreements will terminate automatically if assigned (as defined in the Act). Each Sub-Advisory Agreement is also terminable at any time without penalty by the Trustees of the Trust or by GSAM or by vote of a majority of the outstanding voting securities of the applicable Fund on 60 days’ written notice to the Underlying Manager or by the Underlying Manager on 60 days’ written notice to the Trust and GSAM.
Underlying Managers
Multi-Manager International Equity Fund
Causeway Capital Management LLC. Causeway is a Delaware limited liability company which is a wholly-owned subsidiary of Causeway Capital Holdings LLC. Sarah H. Ketterer and Harry W. Hartford, chief executive officer and president of Causeway, respectively, own controlling voting stakes in Causeway Capital Holdings LLC. Ms. Ketterer and Mr. Hartford hold their Causeway Capital Holdings LLC interests through estate planning vehicles, through which they exercise their voting power.
Lazard Asset Management LLC. Lazard is a Delaware limited liability company. It is a wholly-owned subsidiary of Lazard Frčres & Co. LLC, a New York limited liability company with one member, Lazard Group LLC, a Delaware limited liability company.

Interests of Lazard Group LLC are held by Lazard Ltd., which is a Bermuda corporation with shares that are publicly traded on the New York Stock Exchange under the symbol “LAZ.”
MFS Investment Management. MFS is a Delaware corporation and a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company).
WCM Investment Management, LLC. Kurt Winrich, Chairman, and Paul Black, President, are control persons of WCM via their partial ownership of WCM.
Multi-Manager U.S. Small Cap Equity Fund
Boston Partners Global Investors, Inc. Boston Partners is a wholly-owned indirect subsidiary of ORIX Corporation.
Brown Advisory, LLC. Brown Advisory is a wholly-owned subsidiary of Brown Advisory Management, LLC, a Maryland limited liability company. Brown Advisory Management, LLC is controlled by Brown Advisory Incorporated, a holding company incorporated under the laws of Maryland in 1998.
Victory Capital Management Inc. Victory Capital is a New York corporation registered as an investment adviser with the SEC, which is an indirect wholly-owned subsidiary of Victory Capital Holdings, Inc., a publicly traded Delaware corporation.
Westfield Capital Management Company, L.P. Westfield is 100% employee-owned. The day-to-day management and strategic decisions of Westfield are controlled by an executive management committee.
Additional information about each Underlying Manager is available on the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov).
Legal Proceedings
On October 22, 2020, The Goldman Sachs Group, Inc. announced a settlement of matters involving 1Malaysia Development Bhd. (1MDB), a Malaysian sovereign wealth fund, with the United States Department of Justice as well as criminal and civil authorities in the United Kingdom, Singapore and Hong Kong. Further information regarding the 1MDB settlement can be found at https://www.goldmansachs.com/media-relations/press-releases/current/goldman-sachs-2020-10-22.html. The Goldman Sachs Group, Inc. previously entered into a settlement agreement with the Government of Malaysia and 1MDB to resolve all criminal and regulatory proceedings in Malaysia relating to 1MDB.
The Investment Adviser, Goldman Sachs and certain of their affiliates have received exemptive relief from the SEC to permit them to continue serving as investment adviser and principal underwriter for U.S.-registered investment companies.

Portfolio Managers – Other Accounts Managed by the Portfolio Managers
The following table discloses accounts within each type of category listed below for which the portfolio managers are jointly and primarily responsible for day to day portfolio management as of October 31, 2022, unless otherwise indicated.
	Number of Other Accounts Managed and Total Assets by Account Type[3]						Number of Accounts and Total Assets for Which Advisory Fee is Performance Based[3]
	Registered Investment Companies*		Other Pooled Investment Vehicles[4]		Other Accounts[5]		Registered Investment Companies		Other Pooled Investment Vehicles[4]		Other Accounts[5]
Name of Portfolio Manager	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed	Number of Accounts	Assets Managed
Multi-Manager International Equity Fund AIMS
Betsy Gorton[1]	11	$25.50	147	$59.70	232	$150.95	0	$0.00	9	$1.30	1	$11.71
Multi-Manager U.S. Small Cap Equity Fund AIMS
Betsy Gorton[1]	11	$25.50	147	$59.70	232	$150.95	0	$0.00	9	$1.30	1	$11.71
Yvonne Woo[2]	8	$25.35	54	$49.06	11	$135.06	0	$0.00	0	$0.00	1	$11.71

† Footnotes:
*
For the AIMS portfolio managers, “Registered Investment Companies” includes the Funds managed by the AIMS portfolio managers to which this SAI relates.
1.
Asset information for Betsy Gorton is based on combined assets under supervision by the AIMS Public Markets Long Only Investment Committee and the AIMS Public Markets Hedge Fund Investment Committee, each of which she is a member.
2.
Asset information for Yvonne Woo is based on assets under supervision by the AIMS Public Markets Long Only Investment Committee, of which she is a member.
3.
Asset information is in USD billions unless otherwise specified.
4.
With respect to the AIMS portfolio managers, “Other Pooled Investment Vehicles” includes private investment funds, SICAVs, and the advisory mutual fund platform. For purposes of the above, the advisory mutual platform is included as a single account.
5.
With respect to the AIMS portfolio managers, “Other Accounts” includes a separately managed account platform, advisory relationships and others. For purposes of the above, a platform is included as a single account.
Conflicts of Interest. The Investment Adviser’s portfolio managers are often responsible for managing the Funds as well as other registered funds, accounts, including proprietary accounts, separate accounts and other pooled investment vehicles, such as unregistered private funds. A portfolio manager may manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Funds and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades.
The Investment Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. To this end, the Investment Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, the Investment Adviser and the Fund have adopted policies limiting the circumstances under which cross-trades may be effected between a Fund and another client account. The Investment Adviser conducts periodic reviews of trades for consistency with these policies. For more information about conflicts of interests that may arise in connection with the portfolio manager’s management of a Fund’s investments and the investments of other accounts, see “POTENTIAL CONFLICTS OF INTEREST.”
With respect to the Underlying Managers, when a portfolio manager has responsibility for managing more than one account, potential conflicts of interest may arise. Those conflicts include preferential treatment of one account over others in terms of allocation of resources or of investment opportunities. The Underlying Managers have adopted policies and procedures designed to address these potential material conflicts. For instance, portfolio managers are normally responsible for all accounts within a certain investment discipline, and do not, absent special circumstances, differentiate among various accounts when allocating resources. In addition, the Underlying Managers and their advisory affiliates use a system for allocating investment opportunities among portfolios that is designed to provide a fair and equitable allocation over time.
With respect to each Fund, the Underlying Managers are subject to certain restrictions on their trading activities in or with the Investment Adviser’s affiliates.
Portfolio Managers – Compensation
The GSAM compensation plan strives to evaluate performance on a multi-year basis, align interests with those of our clients/investors, encourage teamwork, and provide for the retention of proven talent. Within GSAM, Portfolio Managers responsible for a Fund are compensated through a package comprised of a base salary plus year-end discretionary variable compensation. The base salary is reviewed on an annual basis. The year-end discretionary variable compensation is primarily a function of each professional’s individual performance, his or her contribution to the overall performance of the group, the performance of their division, and the overall performance of the firm. The individual performance evaluation may include factors such as investment performance of products managed over multi-year periods, quality of research, due diligence, and portfolio construction, effective risk management, and teamwork and leadership.
As part of their year-end discretionary variable compensation and subject to certain eligibility requirements, portfolio managers may receive deferred equity-based and similar awards, in the form of: (1) shares of The Goldman Sachs Group, Inc. (restricted stock units); and, (2) for certain portfolio managers, performance-tracking (or “phantom”) shares of a Fund or multiple funds. Performance-tracking shares are designed to provide a rate of return (net of fees) equal to that of the Fund(s) that a portfolio manager manages, or one or more other eligible funds, as determined by senior management, thereby aligning portfolio manager compensation with fund shareholder interests. The awards are subject to vesting requirements, deferred payment and clawback and forfeiture provisions. GSAM, Goldman Sachs or their affiliates expect, but are not required to, hedge the exposure of the performance-tracking shares of a Fund by, among other things, purchasing shares of the relevant Fund(s).
Other Compensation—In addition to base salary and year-end discretionary variable compensation, the firm has a number of additional benefits in place including (1) a 401(k) program that enables employees to direct a percentage of their base salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.
Portfolio Managers — Portfolio Managers’ Ownership of Securities in the Funds
As of October 31, 2022, the portfolio managers owned no securities issued by the Funds.
Distributor and Transfer Agent
Distributor: Goldman Sachs, 200 West Street, New York, New York 10282, serves as the exclusive distributor of shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust on behalf of each Fund. Shares of the Funds are offered and sold on a continuous basis by Goldman Sachs, acting as agent. Pursuant to the distribution agreement, after the Prospectus and periodic reports have been prepared, set in type and mailed to shareholders, Goldman Sachs will pay for the printing and distribution of copies thereof used in connection with the offering to prospective investors. Goldman Sachs will also pay for other supplementary sales literature and advertising costs.
Transfer Agent: Goldman Sachs, P.O. Box 806395, Chicago, IL 60680-4125 serves as the Trust’s transfer and dividend disbursing agent. Under its transfer agency agreement with the Trust, Goldman Sachs has undertaken with the Trust with respect to each Fund to: (i) record the issuance, transfer and redemption of shares, (ii) provide purchase and redemption confirmations and quarterly statements, as well as certain other statements, (iii) provide certain information to the Trust’s custodian and the relevant sub-custodian in connection with redemptions, (iv) provide dividend crediting and certain disbursing agent services, (v) maintain shareholder accounts, (vi) provide certain state Blue Sky and other information, (vii) provide shareholders and certain regulatory authorities with tax related information, (viii) respond to shareholder inquiries, and (ix) render certain other miscellaneous services. For its transfer agency and dividend disbursing agent services, Goldman Sachs is entitled to receive a fee equal, on an annualized basis, to 0.02% of average daily net assets of each Fund’s Class P Shares. Goldman Sachs may pay to certain intermediaries who perform transfer agent services to shareholders a networking or sub-transfer agent fee. These payments will be made from the transfer agency fees noted above and in the Funds’ Prospectus.
As compensation for the services rendered to the Trust by Goldman Sachs as transfer and dividend disbursing agent with respect to the Funds and the assumption by Goldman Sachs of the expenses related thereto, Goldman Sachs received fees for the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020 from the Funds as follows under the fee schedules then in effect:
	Class P Shares
Fund	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020
Multi-Manager International Equity Fund	$252,850	$240,510	$167,940
Multi-Manager U.S. Small Cap Equity Fund	127,403	111,581	77,996
The Trust’s distribution and transfer agency agreements each provide that Goldman Sachs may render similar services to others so long as the services Goldman Sachs provides thereunder are not impaired thereby. Such agreements also provide that the Trust will indemnify Goldman Sachs against certain liabilities.
Expenses
The Trust, on behalf of each Fund, is responsible for the payment of the Fund’s respective expenses. The expenses include, without limitation, the fees payable to the Investment Adviser, service fees and shareholder administration fees paid to Intermediaries, the fees and expenses of the Trust’s custodian and subcustodians, transfer agent fees and expenses, pricing service fees and expenses, brokerage fees and commissions, filing fees for the registration or qualification of the Trust’s shares under federal or state securities laws, expenses of the organization of each Fund, fees and expenses incurred by the Trust in connection with membership in investment company organizations including, but not limited to, the Investment Company Institute, taxes, interest, costs of liability insurance, fidelity bonds or indemnification, any costs, expenses or losses arising out of any liability of, or claim for damages or other relief asserted against, the Trust for violation of any law, legal, tax and auditing fees and expenses (including the cost of legal and certain accounting services rendered by employees of Goldman Sachs or its affiliates with respect to the Trust), expenses of preparing and setting in type Prospectuses, SAIs, proxy materials, reports and notices and the printing and distributing of the same to the Trust’s shareholders and regulatory authorities, any expenses assumed by the Funds pursuant to its distribution and service plans, compensation and expenses of its Independent Trustees, the fees and expenses of pricing services, dividend expenses on short sales and extraordinary expenses, if any, incurred by the Trust. Except for fees and expenses under any service plan, shareholder administration plan or distribution and service plan applicable to a particular class and transfer agency fees and expenses, all Fund expenses are borne on a non-class specific basis.
The imposition of the Investment Adviser’s fees, as well as other operating expenses, will have the effect of reducing the total return to investors. From time to time, the Investment Adviser may waive receipt of its fees and/or voluntarily assume certain expenses of each Fund, which would have the effect of lowering each Fund’s overall expense ratio and increasing total return to investors at the time such amounts are waived or assumed, as the case may be.
The Investment Adviser has agreed to limit each Fund’s total annual operating expenses (excluding acquired fund fees and expenses, taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to 0.57% and 0.80% of average daily net assets for the Multi-Manager International Equity Fund and Multi-Manager U.S. Small Cap Equity Fund, respectively. These arrangements will remain in effect through at least February 28, 2024, and prior to such date the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees. This expense limitation may be modified or terminated by the Investment Adviser at its discretion and without shareholder approval after such date, although the Investment Adviser does not presently intend to do so. Each Fund’s “Other Expenses” may be reduced by any custody and transfer agency fee credits received by the Fund.

Fees and expenses borne by the Funds relating to legal counsel, registering shares of the Funds, holding meetings and communicating with shareholders may include an allocable portion of the cost of maintaining an internal legal and compliance department. Each Fund may also bear an allocable portion of the Investment Adviser’s costs of performing certain accounting services not being provided by the Fund’s custodian.
Reimbursement and Other Expense Reductions
For the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, the amounts of certain expenses of the Funds were reduced by the Investment Adviser as follows under expense limitations that were then in effect:
Fund	Fiscal Year Ended October 31, 2022	Fiscal Year Ended October 31, 2021	Fiscal Year Ended October 31, 2020
Multi-Manager International Equity Fund	$28,535	$0	$73,938
Multi-Manager U.S. Small Cap Equity Fund	$0	$0	$0
Custodian, Sub-Custodians and Administrator
State Street, One Lincoln Street, Boston, MA 02111, is the custodian and administrator of the Trust’s portfolio securities and cash. The custodian of the Trust may change from time to time. State Street also maintains the Trust’s accounting records. State Street may appoint domestic and foreign sub-custodians and use depositories from time to time to hold securities and other instruments purchased by the Trust in foreign countries and to hold cash and currencies for the Trust.
State Street also serves as administrator pursuant to an administration agreement with the Trust (the “Administration Agreement”) pursuant to which State Street provides certain services, including, among others, (i) preparation of certain shareholder reports and communications; (ii) preparation of certain reports and filings with the SEC; (iii) certain compliance testing services; and (iv) such other services for the Trust as may be mutually agreed upon between the Trust and State Street. For its services under the Administration Agreement, the Administrator receives such fees as are agreed upon from time to time between the parties. In addition, the Administrator is reimbursed by the Funds for reasonable out-of-pocket expenses incurred in connection with the Administration Agreement.
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210, is the Funds’ independent registered public accounting firm. The Funds’ independent registered public accounting firm may change from time to time. In addition to audit services, PricewaterhouseCoopers LLP provides assistance on certain non-audit matters.
POTENTIAL CONFLICTS OF INTEREST
General Categories of Conflicts Associated with the Funds
Goldman Sachs (which, for purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, shall mean, collectively, The Goldman Sachs Group, Inc., the Investment Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees) is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and individuals. Goldman Sachs acts as broker-dealer, investment adviser, investment banker, underwriter, research provider, administrator, financier, adviser, market maker, trader, prime broker, derivatives dealer, clearing agent, lender, counterparty, agent, principal, distributor, investor or in other commercial capacities for accounts or companies or affiliated or unaffiliated investment funds (including pooled investment vehicles and private funds). In those and other capacities, Goldman Sachs advises and deals with clients and third parties in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products, for its own account and for the accounts of clients and of its personnel. In addition, Goldman Sachs has direct and indirect interests in the global fixed income, currency, commodity, equities, bank loan and other markets. In certain cases, the Investment Adviser causes the Funds to invest in products and strategies sponsored, managed or advised by Goldman Sachs or in which Goldman Sachs has an interest, either directly or indirectly, or otherwise restricts the Funds from making such investments, as further described herein. In this regard, there are instances when Goldman Sachs’ activities and dealings with other clients and third parties affect the Funds in ways that disadvantage the Funds and/or benefit Goldman Sachs or other Accounts.
In addition, the Investment Adviser’s activities on behalf of certain other entities that are not investment advisory clients of the Investment Adviser create conflicts of interest between such entities, on the one hand, and Accounts (including the Funds), on the other hand, that are the same as or similar to the conflicts that arise between the Funds and other Accounts, as described herein. In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. For purposes of this “POTENTIAL CONFLICTS OF INTEREST” section, “Funds” shall mean, collectively, the Funds and any of the other Goldman Sachs Funds, “Underlying Managers” shall mean, collectively, the Underlying Managers and any of their respective affiliates, directors, partners, trustees, managers, members, officers and employees, and “Accounts” shall mean Goldman Sachs’ own accounts, accounts in which personnel of Goldman Sachs have an interest, accounts of Goldman Sachs’ clients, including separately managed accounts (or separate accounts), and investment vehicles that Goldman Sachs sponsors, manages or advises, including the Funds.
The conflicts herein do not purport to be a complete list or explanation of the conflicts associated with the financial or other interests the Investment Adviser or Goldman Sachs may have now or in the future. Additional information about potential conflicts of interest regarding the Investment Adviser and Goldman Sachs is set forth in the Investment Adviser’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser's Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
The Sale of Fund Shares and the Allocation of Investment Opportunities
Goldman Sachs’ Other Activities May Have an Impact on Underlying Managers and Investment Decisions with Respect Thereto
As a major participant in global financial markets providing a wide range of financial services, Goldman Sachs provides various services or has business dealings, arrangements or agreements with Underlying Managers and affiliates and portfolio companies of Underlying Managers. The Investment Adviser will face potential conflicts in making investment decisions with respect to investments with Underlying Managers with which the Investment Adviser or Goldman Sachs has other relationships (including whether the Funds should make initial or maintain or increase existing investments with, or withdraw investments from, the Underlying Managers). For example, it is expected that Goldman Sachs will provide a variety of products and services to the Underlying Managers, including prime brokerage and research services, and, in such cases, Goldman Sachs will receive compensation, which may be in various forms, and may receive other benefits from the Underlying Managers to which the Funds allocate assets. In certain cases, Goldman Sachs and/or Accounts have interests in such Underlying Managers or their businesses (including equity, profits or other interests). Payments to Goldman Sachs (either directly from such Underlying Managers (or underlying funds they manage or advise) or in the form of fees or allocations payable by Accounts) will generally increase as the amount of assets that such Underlying Managers manage increases. Therefore, investment by Accounts with such Underlying Managers (or underlying funds they manage or advise) where Goldman Sachs or Accounts have a fee and/or profit sharing arrangement or other interest in the equity or profits of such Underlying Managers generally results in additional revenues to Goldman Sachs and its personnel. The relationship that Goldman Sachs and Accounts have with such Underlying Managers (or their portfolio companies or affiliates) generally also results in the Investment Adviser being incentivized to increase Accounts’ investments with such Underlying Managers or to retain their investments with such Underlying Managers (or underlying funds they manage or advise). In addition, personnel of certain Underlying Managers may be clients or former employees of Goldman Sachs or may provide the Investment Adviser and/or Goldman Sachs with notice of, or offers to participate in, investment opportunities. Actions taken by Goldman Sachs may also result in adverse performance of an Underlying Manager’s investments, which could cause the Underlying Manager to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Underlying Manager). Although the Investment Adviser’s investment decision process includes the review of qualitative and quantitative criteria, subjective decisions made by the Investment Adviser may result in different investment decisions in respect of an Underlying Manager than would otherwise have been the case. The Investment Adviser makes investment decisions in respect of the Underlying Managers consistent with its fiduciary duties and the investment strategies described in the Fund’s Prospectus.

Sales Incentives and Related Conflicts Arising from Goldman Sachs’ Financial and Other Relationships with Intermediaries
Goldman Sachs and its personnel, including employees of the Investment Adviser, receive benefits and earn fees and compensation for services provided to Accounts (including the Funds) and in connection with the distribution of the Funds. Any such fees and compensation are generally paid directly or indirectly out of the fees payable to the Investment Adviser in connection with the management of such Accounts (including the Funds). Moreover, Goldman Sachs and its personnel, including employees of the Investment Adviser, have relationships (both involving and not involving the Funds, and including without limitation placement, brokerage, advisory and board relationships) with distributors, consultants and others who recommend, or engage in transactions with or for, the Funds. Such distributors, consultants and other parties may receive compensation from Goldman Sachs or the Funds in connection with such relationships. As a result of these relationships, distributors, consultants and other parties have conflicts that create incentives for them to promote the Funds.
To the extent permitted by applicable law, Goldman Sachs and the Funds have in the past made, and may in the future make, payments to authorized dealers and other financial intermediaries and to salespersons to promote the Funds. These payments may be made out of Goldman Sachs’ assets or amounts payable to Goldman Sachs. These payments create an incentive for such persons to highlight, feature or recommend the Funds.
Allocation of Investment Opportunities Among the Funds and Other Accounts
The Investment Adviser manages or advises multiple Accounts (including Accounts in which Goldman Sachs and its personnel have an interest and Accounts advised by Underlying Managers) that have investment objectives that are the same or similar to the Funds and that seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds and other funds or accounts managed by the Underlying Managers. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues) or where Underlying Managers place limitation on the allocation of investment opportunities.
Accounts (including the Funds) may invest in other Accounts (including the Funds) at or near the establishment of such Accounts, which may facilitate the Accounts achieving a specified size or scale.
The Investment Adviser does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Accounts for which the Investment Adviser receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of the Funds. The simultaneous management of Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as the Investment Adviser has an incentive to favor Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, the Investment Adviser will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.
To address these potential conflicts, the Investment Adviser has developed allocation policies and procedures that provide that the Investment Adviser’s personnel making portfolio decisions for Accounts will make investment decisions for, and allocate investment opportunities among, such Accounts consistent with the Investment Adviser’s fiduciary obligations. However, the availability, amount, timing, structuring or terms of an investment available to the Funds differ from, and performance may be lower than, the investments and performance of other Accounts in certain cases. In addition, these policies and procedures may result in the pro rata allocation (on a basis determined by the Investment Adviser) of limited opportunities across eligible Accounts managed by a particular portfolio management team, but in other cases such allocation may not be pro rata. Furthermore, certain investment opportunities sourced by the Investment Adviser, or Goldman Sachs businesses or divisions outside of the Investment Adviser, may be allocated to Goldman Sachs for its own account or investment vehicles organized to facilitate investment by its current or former directors, partners, trustees, managers, members, officers, employees, and their families and related entities, including employee benefit plans in which they participate, and current consultants, and not to Accounts. See Item 11 (“Code of Ethics, Participation or Interest in Client Transactions and Personal Trading, Participation or Interest in Client Transactions—Certain Effects of the Activities of Goldman Sachs and Advisory Accounts”) of the Investment Adviser’s Form ADV.

Allocation-related decisions for the Funds and other Accounts are made by reference to one or more factors. Factors may include: the Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction and target returns), guidelines and restrictions (including legal and regulatory restrictions affecting certain Accounts or affecting holdings across Accounts); client instructions; adverse effects of timing on other Accounts or the Investment Adviser potentially participating in the investment opportunity; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Accounts; limits on the Investment Adviser’s brokerage discretion; cash and liquidity needs and other considerations; anticipated magnitude of the overall investment program for the then current year and any changes in the rate at which the program is carried out; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; the opportunity to invest in different layers in the capital structure of a company; differences in benchmark factors and hedging strategies among Accounts; the Investment Adviser’s perception of a potential co-investment party’s interest; and the source of the investment opportunity. Suitability considerations, reputational matters and other considerations may also be considered.
In a case in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Accounts (including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. To the extent that such Accounts are managed by areas of Goldman Sachs other than the Investment Adviser, such Accounts will not be subject to the Investment Adviser’s allocation policies. Investments by such Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Accounts are intended to be the Investment Adviser’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Accounts have specific policies or guidelines with respect to Accounts or other persons receiving the opportunity to invest alongside such Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases the Investment Adviser makes investment recommendations to Accounts that make investment decisions independently of the Investment Adviser. In circumstances in which there is limited availability of an investment opportunity, if such Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced irrespective of the Investment Adviser’s policies regarding allocations of investments.
The Investment Adviser, from time to time, develops and implements new trading strategies or seeks to participate in new trading strategies and investment opportunities. These strategies and opportunities are not employed in all Accounts or employed pro rata among Accounts where they are used, even if the strategy or opportunity is consistent with the objectives of such Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy depends on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
During periods of unusual market conditions, the Investment Adviser may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Accounts that are typically managed on a side-by-side basis with levered and/or long-short Accounts.
The Investment Adviser and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. The Investment Adviser in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments. Some or all Funds may, from time to time, be offered investment opportunities that are made available through Goldman Sachs businesses outside of the Investment Adviser, including, for example, interests in real estate and other private investments. In this regard, a conflict of interest exists to the extent that Goldman Sachs controls or otherwise influences the terms and pricing of such investments and/or retains other benefits in connection therewith. However, Goldman Sachs businesses outside of the Investment Adviser are under no obligation or other duty to provide investment opportunities to the Funds, and generally are not expected to do so. Further, opportunities sourced within particular portfolio management teams within the Investment Adviser may not be allocated to Accounts (including the Funds) managed by such teams or by other teams. Opportunities not allocated (or not fully allocated) to the Funds or other Accounts managed by the Investment Adviser may be undertaken by Goldman Sachs (including the Investment Adviser), including for Accounts, or made available to other Accounts or third parties, and the Funds will not receive any compensation related to such opportunities. Even in the case of an opportunity received by a Fund pursuant to contractual requirements, the Investment Adviser may decide in its discretion that the Fund will not participate in such opportunity for portfolio construction reasons, due to the investment objective and strategies of such Fund, or because the Investment Adviser determines that participation would not be appropriate for such Fund for other reasons, in which case the Investment Adviser may allocate such opportunity to another Account. Additional information about the Investment Adviser’s allocation policies is set forth in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT—Side-by-Side Management of Advisory Accounts; Allocation of Opportunities”) of the Investment Adviser’s Form ADV.
As a result of the various considerations above, there will be cases in which certain Accounts (including Accounts in which Goldman Sachs and personnel of Goldman Sachs have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Accounts that employ strategies the same or similar to those of the Funds.
Multiple Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). The Investment Adviser may allocate investment-related and other expenses on a pro rata or different basis. Certain Accounts are, by their terms or by determination of the Investment Adviser, on a case-by-case basis, not responsible for their share of such expenses, and, in addition, the Investment Adviser has agreed with certain Accounts to cap the amount of expenses (or the amount of certain types of expenses) borne by such Accounts, which results in such Accounts not bearing the full share of expenses they would otherwise have borne as described above. As a result, certain Accounts are responsible for bearing a different or greater amount of expenses, while other Accounts do not bear any, or do not bear their full share, of such expenses. The Investment Adviser may bear any such expenses on behalf of certain Accounts and not for others, as it determines in its sole discretion. If the Investment Adviser bears expenses on behalf of an Account and the Account subsequently receives reimbursement for such expenses, the Investment Adviser will generally be entitled to receive all or a portion of the amount of such reimbursement, up to the amount that was borne by the Investment Adviser on behalf of such Account.
Accounts will generally incur expenses with respect to the consideration and pursuit of transactions that are not ultimately consummated (“broken-deal expenses”). Examples of broken-deal expenses include (i) research costs, (ii) fees and expenses of legal, financial, accounting, consulting or other advisers (including the Investment Adviser or its affiliates) in connection with conducting due diligence or otherwise pursuing a particular non-consummated transaction, (iii) fees and expenses in connection with arranging financing for a particular non-consummated transaction, (iv) travel, entertainment and overtime meal and transportation costs, (v) deposits or down payments that are forfeited in connection with, or amounts paid as a penalty for, a particular non-consummated transaction and (vi) other expenses incurred in connection with activities related to a particular non-consummated transaction.
The Investment Adviser has adopted policies and procedures relating to the allocation of broken-deal expenses among Accounts (including the Funds) and other potential investors. Pursuant to such policies and procedures, broken-deal expenses generally will be allocated among Accounts in the manner that the Investment Adviser determines to be fair and equitable, which will be pro rata or on a different basis, including that an Account may bear more than its pro rata share of such broken-deal expenses.
Goldman Sachs’ Financial and Other Interests May Incentivize Goldman Sachs to Promote the Sale of Fund Shares

Goldman Sachs and its personnel have interests in promoting sales of Fund shares, and the compensation from such sales may be greater than the compensation relating to sales of interests in other Accounts. Therefore, Goldman Sachs and its personnel may have a financial interest in promoting Fund shares over interests in other Accounts.
Management of the Funds by the Investment Adviser
Considerations Relating to Information Held by Goldman Sachs
Goldman Sachs has established certain information barriers and other policies designed to address the sharing of information between different businesses within Goldman Sachs. As a result of information barriers, the Investment Adviser generally will not have access, or will have limited access, to certain information and personnel, including senior personnel, in other areas of Goldman Sachs relating to business transactions for clients (including transactions in investing, banking, prime brokerage and certain other areas), and generally will not manage the Funds with the benefit of information held by such other areas. Goldman Sachs, due to its access to and knowledge of funds, markets and securities based on its prime brokerage and other businesses, will from time to time make decisions based on information or take (or refrain from taking) actions with respect to interests in investments of the kind held (directly or indirectly) by the Funds in a manner that is adverse to the Funds, and will not have any obligation or other duty to share information with the Investment Adviser.
In limited circumstances, however, including for purposes of managing business and reputational risk, and subject to policies and procedures, personnel on one side of an information barrier may have access to information and personnel on the other side of the information barrier through “wall crossings.” The Investment Adviser faces conflicts of interest in determining whether to engage in such wall crossings. In addition, Goldman Sachs or the Investment Adviser may determine to move certain personnel, businesses, or business units from one side of an information barrier to the other side of the information barrier. In connection therewith, Goldman Sachs personnel, businesses, and business units that were moved will no longer have access to the personnel, businesses and business units on the side of the information barrier from which they were moved.
Information obtained in connection with such wall crossings and changes to information barriers may limit or restrict the ability of the Investment Adviser to engage in or otherwise effect transactions on behalf of the Funds (including purchasing or selling securities that the Investment Adviser may otherwise have purchased or sold for an Account in the absence of a wall crossing or change to an information barrier). In managing conflicts of interest that arise as a result of the foregoing, the Investment Adviser generally will be subject to fiduciary requirements. Information barriers also exist between certain businesses within the Investment Adviser. The conflicts described herein with respect to information barriers and otherwise with respect to Goldman Sachs and the Investment Adviser also apply to the Asset Management Division of Goldman Sachs (of which the Investment Adviser is a part), as well as to the businesses within the Asset Management Division of Goldman Sachs (including the Investment Adviser). In addition, there may also be circumstances in which, as a result of information held by certain portfolio management teams in the Investment Adviser, the Investment Adviser limits an activity or transaction for a Fund, including if the Fund is managed by a portfolio management team other than the team holding such information.
In addition, regardless of the existence of information barriers, Goldman Sachs will not have any obligation or other duty to make available for the benefit of the Funds any information regarding Goldman Sachs’ trading activities, strategies or views, or the activities, strategies or views used for other Accounts. Furthermore, to the extent that the Investment Adviser has developed fundamental analysis and proprietary technical models or other information. Goldman Sachs and its personnel, or other parts of the Investment Adviser will not be under any obligation or other duty to share certain information with the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds), and the Funds may make investment decisions that differ from those they would have made if Goldman Sachs had provided such information, and be disadvantaged as a result thereof.
Different areas of the Investment Adviser and Goldman Sachs take views, and make decisions or recommendations, that are different than those of other areas of the Investment Adviser and Goldman Sachs. Different portfolio management teams within the Investment Adviser make decisions based on information or take (or refrain from taking) actions with respect to Accounts they advise in a manner different than or adverse to the Funds. Such teams do not share information with the Funds’ portfolio management teams, including as a result of certain information barriers and other policies, and will not have any obligation or other duty to do so.

Goldman Sachs operates a business known as Prime Services, which provides prime brokerage, administrative and other services to clients that from time to time involve investment funds (including pooled investment vehicles and private funds) in which one or more Accounts invest (“Underlying Funds”) or markets and securities in which Accounts invest. Prime Services and other parts of Goldman Sachs have broad access to information regarding the current status of certain markets, investments and funds and detailed information about fund operators that is not available to the Investment Adviser. In addition, Goldman Sachs from time to time acts as a prime broker to one or more Underlying Funds, in which case Goldman Sachs will have information concerning the investments and transactions of such Underlying Funds that is not available to the Investment Adviser. As a result of these and other activities, parts of Goldman Sachs will possess information in respect of markets, investments, investment advisers that are affiliated or unaffiliated with Goldman Sachs and Underlying Funds, which, if known to the Investment Adviser, might cause the Investment Adviser to seek to dispose of, retain or increase interests in investments held by Accounts or acquire certain positions on behalf of Accounts, or take other actions. Goldman Sachs will be under no obligation or other duty to make any such information available to the Investment Adviser or personnel involved in decision-making for Accounts (including the Funds).
Valuation of the Funds’ Investments
The Investment Adviser performs certain valuation services related to securities and assets held in the Funds. The Investment Adviser performs such valuation services in accordance with its valuation policies. The Investment Adviser may value an identical asset differently than Goldman Sachs, or another division or unit within Goldman Sachs values the asset, including because Goldman Sachs, or such other division or unit, has information or uses valuation techniques and models that it does not share with, or that are different than those of, the Investment Adviser. This is particularly the case in respect of difficult-to-value assets. The Investment Adviser may also value an identical asset differently in different Accounts, including because different Accounts are subject to different valuation guidelines pursuant to their respective governing agreements (e.g., in connection with certain regulatory restrictions applicable to different Accounts). In addition, there may be significant differences in the treatment of the same asset by the Investment Adviser and Goldman Sachs, other divisions or units of Goldman Sachs, and/or among Accounts (e.g., with respect to an asset that is a loan, there can be differences when it is determined that such loan is deemed to be on non-accrual status or in default). Differences in valuation should be expected where different third-party vendors are hired to perform valuation functions for the Accounts, the Accounts are managed or advised by different portfolio management teams within the Investment Adviser that employ different valuation policies or procedures, or otherwise. The Investment Adviser will face a conflict with respect to valuations generally because of their effect on the Investment Adviser’s fees and other compensation. Furthermore, the application of particular valuation policies with respect to the Funds will, under certain circumstances, result in improved performance of the Funds.
Data and Information Sharing
Accounts, the Investment Adviser, and/or their respective affiliates, portfolio companies and other investments (collectively, the “Data Parties”) often possess data and information that they may utilize for various purposes and which they would not otherwise possess in the ordinary course of their businesses. For example, information relating to business operations, trends, budgets, customers or users, assets, funding and other metrics that the Data Parties possess or acquire through their management of Accounts and/or their own businesses and investment activities may be used by Goldman Sachs to identify and/or evaluate potential investments for Accounts and to facilitate the management of Accounts, including through operational improvements. Conversely, Goldman Sachs may use data and information that it has or acquires in connection with an Account’s activities for the benefit of Goldman Sachs’ own businesses and investment activities and their portfolio companies and other investments.
From time to time, Goldman Sachs may commission third-party research, at an Account’s expense, in connection with the diligence of an investment opportunity or in connection with its management of a portfolio investment, and such research is expected to subsequently be available to other investment vehicles (and such persons will generally not be required to compensate an Account for the benefit they receive from such research). Such benefits could be material and Goldman Sachs will have no duty, contractual, fiduciary or otherwise, not to use such information in connection with the business and investment activities of itself, Accounts and/or their portfolio companies and other investments.
Furthermore, except for contractual obligations to third parties to maintain confidentiality of certain information, regulatory limitations on the use of material nonpublic information, and the Data Parties’ information walls, Goldman Sachs is generally free to use data and information from an Account’s activities to assist in the pursuit of its various other interests and activities, including to trade for the benefit of Goldman Sachs or another Account. Accounts and other sources of such data and information may not receive any financial or other benefit from having provided such data and information to Goldman Sachs. The potential ability to monetize such data and information may create incentives for Goldman Sachs to cause an Account to invest in entities and companies with a significant amount of data that it might not otherwise have invested in or on terms less favorable than it otherwise would have sought to obtain.
Goldman Sachs’ and the Investment Adviser’s Activities on Behalf of Other Accounts
The Investment Adviser provides advisory services to the Funds. Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel have interests in and advise Accounts that have investment objectives or portfolios similar to, related to or opposed to those of the Funds. Goldman Sachs may receive greater fees or other compensation (including performance-based fees) from such Accounts than it does from the Funds, in which case Goldman Sachs is incentivized to favor such Accounts. In addition, Goldman Sachs (including the Investment Adviser), the clients it advises, and its personnel may engage (or consider engaging) in commercial arrangements or transactions with Accounts, and/or compete for commercial arrangements or transactions in the same types of companies, assets securities and other instruments, as the Funds. Such arrangements, transactions or investments adversely affect such Funds by, for example, limiting their ability to engage in such activity or affecting the pricing or terms of such arrangements, transactions or investments. Moreover, a particular Fund on the one hand, and Goldman Sachs or other Accounts, on the other hand, may vote differently on or take or refrain from taking different actions with respect to the same security, which are disadvantageous to the Fund. Additionally, as described below, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
Transactions by, advice to and activities of Accounts (including with respect to investment decisions, voting and the enforcement of rights) may involve the same or related companies, securities or other assets or instruments as those in which the Funds invest, and it should be expected that such Accounts engage in a strategy while a Fund is undertaking the same or a differing strategy, any of which could directly or indirectly disadvantage the Fund (including its ability to engage in a transaction or other activities).
In various circumstances, different Accounts make investments as part of a single transaction, including in situations in which multiple Accounts comprise a single “fund family.” In these circumstances, the participating Accounts may have different interests, including investment horizons. Similarly, capital contribution and other obligations associated with an investment may extend beyond a particular Account’s investment period or expected term. In such circumstances, the Investment Adviser may negotiate the terms of an investment on a collective basis and such terms may not be as favorable, from the perspective of a particular Account, than if the Account had been the sole participating Account. Terms required by one Account (for example, due to regulatory requirements) when it invests may negatively impact the ability of another Account to consummate the investment or may adversely alter its terms. Similarly, one Account may seek to dispose of an investment at a time when it would be desirable for another Account to continue to hold such investment (or vice versa). Depending on the structure of the applicable investment, disposing of a portion of the investment may not be practicable or may have adverse effects on the rights of Accounts continuing to hold the investment. When making an investment decision with respect to an investment in which multiple Accounts are invested, Goldman Sachs may primarily take into account the specific effect such investment decision will have on the Accounts as a whole, and not based on the best interests of any particular Account.
In addition, Goldman Sachs may be engaged to provide advice to an Account that is considering entering into a transaction with a Fund, and Goldman Sachs may advise the Account not to pursue the transaction with the Fund, or otherwise in connection with a potential transaction provide advice to the Account that would be adverse to the Fund. Additionally, if a Fund buys a security and an Account establishes a short position in that same security or in similar securities, such short position may result in the impairment of the price of the security that the Fund holds or could be designed to profit from a decline in the price of the security. A Fund could similarly be adversely impacted if it establishes a short position, following which an Account takes a long position in the same security or in similar securities. Furthermore, Goldman Sachs (including the Investment Adviser) may make filings in connection with a shareholder class action lawsuit or similar matter involving a particular security on behalf of an Account (including a Fund), but not on behalf of a different Account (including a Fund) that holds or held the same security, or that is invested in or has extended credit to different parts of the capital structure of the same issuer. Accounts may also have different rights in respect of an investment with the same issuer, or invest in different classes of the same issuer that have different rights, including, without limitation, with respect to liquidity. The determination to exercise such rights by the Investment Adviser on behalf of such other Accounts may have an adverse effect on the Funds.
The Funds are expected to transact with a variety of counterparties. Some of these counterparties will also engage in transactions with other Accounts managed by the Investment Adviser or another Goldman Sachs entity or business unit. For example, a Fund may directly or indirectly purchase assets from a counterparty at the same time the counterparty (or an affiliate thereof) is also negotiating to purchase different assets from another Account. This creates potential conflicts of interest, particularly with respect to the terms and purchase prices of the sales. For example, Goldman Sachs may receive fees or other compensation in connection with the sale of assets by an Account to a counterparty, which creates an incentive to negotiate a higher purchase price for those assets in a separate transaction where the Fund is a purchaser.
Similarly, a particular Fund may dispose of one or more assets through a block sale that includes assets held by other Accounts or as part of a series of transactions in which assets from multiple Accounts are sold to the same purchaser. This creates potential conflicts of interest, particularly with regard to the determination of the purchase prices of the applicable assets. For example, Goldman Sachs may receive greater fees or other compensation (including performance-based fees) in connection with the sale of assets in other Accounts that participate in a block sale as compared to the compensation that Goldman Sachs receives in connection with the sale of assets by the particular Fund. There can be no assurance that the compensation received by the particular Fund as a result of participating in a block sale would be greater than the compensation that the particular Fund would receive if its assets were sold as part of a standalone transaction. Any such transaction will be effected in accordance with the Investment Adviser’s fiduciary obligations.
Shareholders may be offered access to advisory services through several different Goldman Sachs businesses (including through Goldman Sachs & Co. LLC and the Investment Adviser). Different advisory businesses within Goldman Sachs manage Accounts according to different strategies and apply different criteria to the same or similar strategies and have differing investment views in respect of an issuer or a security or other investment. Similarly, within the Investment Adviser, certain investment teams or portfolio managers can have differing or opposite investment views in respect of an issuer or a security, and as a result some or all of the positions a Fund’s investment team or portfolio managers take in respect of the Fund will be inconsistent with, or adversely affected by, the interests and activities of the Accounts advised by other investment teams or portfolio managers of the Investment Adviser. Research, analyses or viewpoints will be available to clients or potential clients at different times. Goldman Sachs will not have any obligation or other duty to make available to the Funds any research or analysis at any particular time or prior to its public dissemination. The Investment Adviser is responsible for making investment decisions on behalf of the Funds, and such investment decisions can differ from investment decisions or recommendations by Goldman Sachs on behalf of other Accounts. The timing of transactions entered into or recommended by Goldman Sachs, on behalf of itself or its clients, including the Funds, may negatively impact the Funds or benefit certain other Accounts. For example, if Goldman Sachs, on behalf of one or more Accounts, implements an investment decision or strategy ahead of, or contemporaneously with, or behind similar investment decisions or strategies made for the Funds (whether or not the investment decisions emanate from the same research analysis or other information), it could result, due to market impact or other factors, in liquidity constraints or in certain Funds receiving less favorable investment or trading results or incurring increased costs. Similarly, if Goldman Sachs implements an investment decision or strategy that results in a purchase (or sale) of a security for one Fund, such implementation may increase the value of such security already held by another Account (or decrease the value of such security that such other Account intends to purchase), thereby benefitting such other Account.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in other Accounts being relieved of obligations or otherwise divested of investments, which may enhance the profitability of Goldman Sachs’ or other Accounts’ investment in and activities with respect to such companies. The Investment Adviser, in its discretion and in certain circumstances, recommends that certain Funds have ongoing business dealings, arrangements or agreements with persons who are (i) former employees of Goldman Sachs, (ii) affiliates or other portfolio companies of Goldman Sachs or other Accounts, (iii) Goldman Sachs’ employees’ family members and/or relatives and/or certain of their portfolio companies or (iv) persons otherwise associated with an investor in an Account or a portfolio company or service provider of Goldman Sachs or an Account. The Funds may bear, directly or indirectly, the costs of such dealings, arrangements or agreements. These recommendations, and recommendations relating to continuing any such dealings, arrangements or agreements, pose conflicts of interest and may be based on differing incentives due to Goldman Sachs’ relationships with such persons. In particular, when acting on behalf of, and making decisions for, Accounts, the Investment Adviser may take into account Goldman Sachs’ interests in maintaining its relationships and business dealings with such persons. As a result, the Investment Adviser faces conflicts of interest arising out of Goldman Sachs’ relationships and business dealings in connection with decisions to take or refrain from taking certain actions on behalf of Accounts when doing so would be adverse to Goldman Sachs’ relationships or other business dealings with such parties.
When the Investment Adviser wishes to place an order for different types of Accounts (including the Funds) for which aggregation is not practicable, the Investment Adviser may use a trade sequencing and rotation policy to determine which type of Account is to be traded first. Under this policy, each portfolio management team may determine the length of its trade rotation period and the sequencing schedule for different categories of clients within this period provided that the trading periods and these sequencing schedules are designed to be reasonable. Within a given trading period, the sequencing schedule establishes when and how frequently a given client category will trade first in the order of rotation. The Investment Adviser may deviate from the predetermined sequencing schedule under certain circumstances, and the Investment Adviser’s trade sequencing and rotation policy may be amended, modified or supplemented at any time without prior notice to clients.
Potential Conflicts Relating to Follow-On Investments
From time to time, the Investment Adviser provides opportunities to Accounts (including potentially the Funds) to make investments in companies in which certain Accounts have already invested. Such follow-on investments can create conflicts of interest, such as the determination of the terms of the new investment and the allocation of such opportunities among Accounts (including the Funds). Follow-on investment opportunities may be available to the Funds notwithstanding that the Funds have no existing investment in the issuer, resulting in the assets of the Funds potentially providing value to, or otherwise supporting the investments of, other Accounts. Accounts (including the Funds) may also participate in releveraging, recapitalization, and similar transactions involving companies in which other Accounts have invested or will invest. Conflicts of interest in these and other transactions arise between Accounts (including the Funds) with existing investments in a company and Accounts making subsequent investments in the company, which have opposing interests regarding pricing and other terms. The subsequent investments may dilute or otherwise adversely affect the interests of the previously-invested Accounts (including the Funds).
Diverse Interests of Shareholders
It should be expected that the various types of investors in and beneficiaries of the Funds, including to the extent applicable the Investment Adviser and its affiliates, have conflicting investment, tax and other interests with respect to their interests in the Funds. When considering a potential investment for a Fund, the Investment Adviser will generally consider the investment objectives of the Fund, not the investment objectives of any particular investor or beneficiary. The Investment Adviser makes decisions, including with respect to tax matters, from time to time that will be more beneficial to one type of investor or beneficiary than another, or to the Investment Adviser and its affiliates than to investors or beneficiaries unaffiliated with the Investment Adviser. In addition, Goldman Sachs faces certain tax risks based on positions taken by the Funds, including as a withholding agent. Goldman Sachs reserves the right on behalf of itself and its affiliates to take actions adverse to the Funds or other Accounts in these circumstances, including withholding amounts to cover actual or potential tax liabilities.
Selection of Service Providers
The Funds expect to engage service providers (including attorneys and consultants) that in certain cases also provide services to Goldman Sachs and other Accounts. In addition, certain service providers to the Investment Adviser or Funds are also portfolio companies or other affiliates of the Investment Adviser or other Accounts (for example, a portfolio company of an Account may retain a portfolio company of another Account). To the extent it is involved in such selection, the Investment Adviser intends to select these service providers based on a number of factors, including expertise and experience, knowledge of related or similar products, quality of service, reputation in the marketplace, relationships with the Investment Adviser, Goldman Sachs or others, and price. These service providers may have business, financial, or other relationships with Goldman Sachs (including its personnel), which may influence the Investment Adviser’s selection of these service providers for the Funds. In such circumstances, there is a conflict of interest between Goldman Sachs (acting on behalf of the Funds) and the Funds or between Funds if the Funds determine not to engage or continue to engage these service providers.

The Investment Adviser may, in its sole discretion, determine to provide, or engage or recommend an affiliate of the Investment Adviser to provide, certain services, including, but not limited to, services such as internal legal and accounting services, to the Funds, instead of engaging or recommending one or more third parties to provide such services. Subject to the governance requirements of a particular Fund and applicable law, the Investment Adviser or its affiliates, as applicable, will receive compensation in connection with the provision of such services. As a result, the Investment Adviser faces a conflict of interest when selecting or recommending service providers for the Funds. Notwithstanding the foregoing, the selection or recommendation of service providers for the Funds will be conducted in accordance with the Investment Adviser’s fiduciary obligations to the Funds. The service providers selected or recommended by the Investment Adviser may charge different rates to different recipients based on the specific services provided, the personnel providing the services, the complexity of the services provided or other factors. As a result, the rates paid with respect to these service providers by a Fund, on the one hand, may be more or less favorable than the rates paid by Goldman Sachs, including the Investment Adviser, on the other hand. In addition, the rates paid by the Investment Adviser or the Funds, on the one hand, may be more or less favorable than the rates paid by other parts of Goldman Sachs or Accounts managed by other parts of Goldman Sachs, on the other hand. Goldman Sachs (including the Investment Adviser), its personnel, and/or Accounts may hold investments in companies that provide services to entities in which the Funds invest generally, and, subject to applicable law, the Investment Adviser may refer or introduce such companies’ services to entities that have issued securities held by the Funds.
Investments in Goldman Sachs Funds
To the extent permitted by applicable law, the Funds will, from time to time invest in money market and/or other funds sponsored, managed or advised by Goldman Sachs. In connection with any such investments, a Fund, to the extent permitted by the Act, will pay all advisory, administrative or Rule 12b-1 fees applicable to the investment. To the extent consistent with applicable law, certain Funds that invest in other funds sponsored, managed or advised by Goldman Sachs pay advisory fees to the Investment Adviser that are not reduced by any fees payable by such other funds to Goldman Sachs as manager of such other funds (i.e., there will be “double fees” involved in making any such investment, which would not arise in connection with the direct allocation of assets by investors in the Funds to such other funds). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Funds will be required.
The Investment Adviser, from time to time, manages Accounts (including the Funds), which may, individually or in the aggregate, own a substantial amount of the Funds. Further, the Investment Adviser, its affiliates, or another entity (i.e., a seed investor) may invest in the Funds at or near the establishment of such Funds, which may facilitate the Funds achieving a specified size or scale. Seed investors may contribute all or a majority of the assets in the Fund. There is a risk that such seed investors may redeem their investments in the Fund. Such redemptions could have a significant negative impact on the Fund, including on its liquidity.
Goldman Sachs May In-Source or Outsource
Subject to applicable law, Goldman Sachs, including the Investment Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Funds in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.
Distributions of Assets Other Than Cash
With respect to redemptions from the Funds, the Funds will, in certain circumstances, have discretion to decide whether to permit or limit redemptions and whether to make distributions in connection with redemptions in the form of securities or other assets, and in such case, the composition of such distributions. In making such decisions, the Investment Adviser will sometimes have a potentially conflicting division of loyalties and responsibilities to redeeming investors and remaining investors.
Goldman Sachs Will Act in a Capacity Other Than Investment Adviser to the Funds
Investments in and Advice Regarding Different Parts of an Issuer’s Capital Structure

In some cases, Goldman Sachs (including the Investment Adviser) or Accounts, on the one hand, and the Funds, on the other hand, invest in or extend credit to different parts of the capital structure of a single issuer. As a result, Goldman Sachs (including the Investment Adviser) or Accounts may take actions that adversely affect the Funds. In addition, in some cases, Goldman Sachs (including the Investment Adviser) advises Accounts with respect to different parts of the capital structure of the same issuer, or classes of securities that are subordinate or senior to securities, in which the Funds invest. Goldman Sachs (including the Investment Adviser) is able to pursue rights, provide advice or engage in other activities, or refrain from pursuing rights, providing advice or engaging in other activities, on behalf of itself or other Accounts with respect to an issuer in which the Funds have invested, and such actions (or inaction) may have a material adverse effect on the Funds.
For example, in the event that Goldman Sachs (including the Investment Adviser) or an Account holds loans, securities or other positions in the capital structure of an issuer that ranks senior in preference to the holdings of a Fund in the same issuer, and the issuer experiences financial or operational challenges, Goldman Sachs (including the Investment Adviser), acting on behalf of itself or the Account, may seek a liquidation, reorganization or restructuring of the issuer that has, or terms in connection with the foregoing, that have, an adverse effect on or otherwise conflict with the interests of the Fund’s holdings in the issuer. In connection with any such liquidation, reorganization or restructuring, the Fund’s holdings in the issuer may be extinguished or substantially diluted, while Goldman Sachs (including the Investment Adviser) or another Account recovers some or all of the amounts due to them. In addition, in connection with any lending arrangements involving the issuer in which Goldman Sachs (including the Investment Adviser) or an Account participates, Goldman Sachs (including the Investment Adviser) or the Account may seek to exercise its rights under the applicable loan agreement or other document, in a manner detrimental to the Fund. In situations in which Goldman Sachs (including the Investment Adviser) holds positions in multiple parts of the capital structure of an issuer across Accounts (including the Funds), the Investment Adviser may not pursue actions or remedies available to the Fund, as a result of legal and regulatory requirements or otherwise.
These potential issues are examples of conflicts that Goldman Sachs (including the Investment Adviser) will face in situations in which the Funds, and Goldman Sachs (including the Investment Adviser) or other Accounts, invest in or extend credit to different parts of the capital structure of a single issuer. Goldman Sachs (including the Investment Adviser) addresses these issues based on the circumstances of particular situations. For example, Goldman Sachs (including the Investment Adviser) relies on information barriers between different Goldman Sachs (including the Investment Adviser) business units or portfolio management teams. Goldman Sachs (including the Investment Adviser) in some circumstances relies on the actions of similarly situated holders of loans or securities rather than, or in connection with, taking such actions itself on behalf of the Funds.
As a result of the various conflicts and related issues described above and the fact that conflicts will not necessarily be resolved in favor of the interests of the Funds, the Funds could sustain losses during periods in which Goldman Sachs (including the Investment Adviser) and other Accounts (including Accounts sponsored, managed or advised by the Investment Adviser) achieve profits generally or with respect to particular holdings in the same issuer, or could achieve lower profits or higher losses than would have been the case had the conflicts described above not existed. It should be expected that the negative effects described above will be more pronounced in connection with transactions in, or the Funds’ use of, small capitalization, emerging market, distressed or less liquid strategies.
Principal and Cross Transactions
When permitted by applicable law and the Investment Adviser’s policies, the Investment Adviser, acting on behalf of certain Funds (for example, those employing taxable fixed income, municipal bond fixed income and structured investment strategies), may (but is under no obligation or other duty to) enter into transactions in securities and other instruments with or through Goldman Sachs or in Accounts managed by the Investment Adviser or its affiliates and cause the Funds to engage in transactions in which the Investment Adviser acts as principal on its own behalf (principal transactions), advises both sides of a transaction (cross transactions) and acts as broker for, and receives a commission from, the Funds on one side of a transaction and a brokerage account on the other side of the transaction (agency cross transactions). There are potential conflicts of interest, regulatory issues or restrictions contained in the Investment Adviser’s internal policies relating to these transactions which could limit the Investment Adviser’s determination and/or ability to engage in these transactions for Accounts (including the Funds). In certain circumstances such as when Goldman Sachs is the only or one of a few participants in a particular market or is one of the largest such participants, such limitations will eliminate or reduce the availability of certain investment opportunities to Accounts (including the Funds) or impact the price or terms on which transactions relating to such investment opportunities may be effected.
Goldman Sachs will have a potentially conflicting division of loyalties and responsibilities to the parties in such transactions. The Investment Adviser has developed policies and procedures in relation to such transactions and conflicts. Cross transactions may disproportionately benefit some Accounts relative to other Accounts, including the Funds, due to the relative amount of market savings obtained by the Accounts, and cross transactions may be effected at different prices for different Accounts due to differing legal and/or regulatory requirements applicable to such Accounts. Certain Accounts are also prohibited from participating in cross transactions, even if consent is obtained. Where principal, cross or agency cross transactions are not prohibited, such transactions will be effected in accordance with fiduciary requirements and applicable law (which include disclosure and consent).
Goldman Sachs Acting in Multiple Commercial Capacities
To the extent permitted by applicable law, an issuer in which a Fund has an interest may hire Goldman Sachs to provide underwriting, merger advisory, other financial advisory, placement agency, foreign currency hedging, research, asset management services, brokerage services or other services to the issuer. Furthermore, Goldman Sachs sponsors, manages, advises or provides services to affiliated Underlying Funds (or their personnel) in which the Funds invest. Goldman Sachs may be entitled to compensation in connection with the provision of such services, and the Funds will not be entitled to any such compensation. Goldman Sachs will have an interest in obtaining fees and other compensation in connection with such services that are favorable to Goldman Sachs, and in connection with providing such services takes commercial steps in its own interest, or advises the parties to which it is providing services, or takes other actions. Such actions may benefit Goldman Sachs. For example, Goldman Sachs may require repayment of all or part of a loan from a company in which an Account (including a Fund) holds an interest, which could cause the company to default or be required to liquidate its assets more rapidly, which could adversely affect the value of the company and the value of the Funds invested therein. If Goldman Sachs advises a company to make changes to its capital structure, the result would be a reduction in the value or priority of a security held (directly or indirectly) by one or more Funds. In addition, underwriters, placement agents or managers of initial public offerings, including Goldman Sachs, often require the Funds who hold privately placed securities of a company to execute a lock-up agreement prior to such company’s initial public offering restricting the resale of the securities for a period of time before and following the IPO. As a result, the Investment Adviser will be restricted from selling the securities in such Funds at a more favorable price. Actions taken or advised to be taken by Goldman Sachs in connection with other types of transactions may also result in adverse consequences for the Funds. Goldman Sachs faces conflicts of interest in providing and selecting services for the Funds because Goldman Sachs provides many services and has many commercial relationships with companies and affiliated and unaffiliated Underlying Funds (or their applicable personnel). Providing services to the Funds and companies (or their personnel) in which the Funds invest enhances Goldman Sachs’ relationships with various parties, facilitates additional business development and enables Goldman Sachs to obtain additional business and/or generate additional revenue. The Funds will not be entitled to compensation related to any such benefit to businesses of Goldman Sachs. In addition, such relationships may adversely impact the Funds, including, for example, by restricting potential investment opportunities, as described below, incentivizing the Investment Adviser to take or refrain from taking certain actions on behalf of the Funds when doing so would be adverse to such business relationships, and/or influencing the Investment Adviser’s selection or recommendation of certain investment products and/or strategies over others.
Certain of Goldman Sachs’ activities on behalf of its clients also restrict investment opportunities that are otherwise available to the Funds. For example, Goldman Sachs is often engaged by companies as a financial advisor, or to provide financing or other services, in connection with commercial transactions that are potential investment opportunities for the Funds. There are circumstances in which the Funds are precluded from participating in such transactions as a result of Goldman Sachs’ engagement by such companies. In addition, in connection with an equity offering of securities of a portfolio company for which Goldman Sachs is acting as an underwriter, Accounts may, in certain instances, be subject to regulatory restrictions (in addition to contractual restrictions) on their ability to sell equity securities of the portfolio company for a period after completion of the offering. Goldman Sachs reserves the right to act for these companies in such circumstances, notwithstanding the potential adverse effect on the Funds. Goldman Sachs (including the Investment Adviser) also represents creditor or debtor companies in proceedings under Chapter 11 of the U.S. Bankruptcy Code (and equivalent non-U.S. bankruptcy laws) or prior to these filings. From time to time, Goldman Sachs (including the Investment Adviser) serves on creditor or equity committees. It should be expected that these actions, for which Goldman Sachs may be compensated, will limit or preclude the flexibility that the Funds otherwise have to buy or sell securities issued by those companies, as well as certain other assets. Please also see “—Management of the Funds by the Investment Adviser—Considerations Relating to Information Held by Goldman Sachs” above and “—Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds” below.
Goldman Sachs is frequently engaged as a financial advisor or financing provider to corporations and other entities and their management teams in connection with the sale of those companies or some or all of their assets, and Goldman Sachs’ compensation in connection with these engagements may be substantial. Goldman Sachs’ compensation for those engagements is usually based upon sales proceeds and is contingent, in substantial part, upon a sale. As a result, because sellers generally require Goldman Sachs to act exclusively on their behalf, Accounts will be precluded in many instances from attempting to acquire securities of, or providing financing to, the business being sold or otherwise participate as a buyer in the transaction. Goldman Sachs’ decision to take on seller engagements is based upon a number of factors, including the likelihood in any particular situation that the successful buyer will be a financial purchaser rather than a strategic purchaser, the likelihood that any Accounts will be involved in the financing of that transaction and the compensation Goldman Sachs might receive by representing the seller. On occasion, Goldman Sachs may be given a choice by a seller of acting as its agent, as a potential purchaser of securities or assets, or as a buyer’s source of financing through Accounts. Goldman Sachs reserves the right to act as the seller’s agent in those circumstances, even where this choice may preclude Accounts from acquiring the relevant securities or assets.
Goldman Sachs also represents potential buyers of businesses, including private equity sponsors, and Goldman Sachs’ compensation in connection with these representations may be substantial. In these cases, Goldman Sachs’ compensation is usually a flat fee that is contingent, in substantial part, upon a purchase. Accordingly, Goldman Sachs may have an incentive to direct an acquisition opportunity to one of these parties rather than to Accounts or to form a consortium with one or more of these parties to bid for the acquisition opportunity, thereby eliminating or reducing the investment opportunity available to Accounts. Furthermore, Goldman Sachs may seek to provide acquisition financing to one or more other bidders in these auctions, including in situations where an Account is bidding for the asset. Moreover, Goldman Sachs may provide financing to an Account in situations where it is also offering financing to one or more other bidders. When Goldman Sachs represents a buyer seeking to acquire a particular business, or provides financing to a buyer in connection with an acquisition, Accounts may be precluded from participating in the financing of the acquisition of that business. Goldman Sachs’ buyer and financing assignments may include representation of clients who would not permit either Goldman Sachs or affiliates thereof, potentially including Accounts, to invest in the acquired company. In this case, none of the Investment Adviser or its affiliates, including Accounts, would be allowed to participate as an investor. In some cases, a buyer represented by Goldman Sachs may invite Investment Adviser and certain Accounts to participate in the investment. Alternatively, Investment Adviser and certain Accounts may be invited to provide financing for this type of purchase. Each of these situations is likely to present difficult competing considerations involving conflicts of interest. In addition, Goldman Sachs may accept buyer advisory assignments in respect of a company in which Accounts have an investment. Accounts may be precluded from selling their investment during the assignment. Goldman Sachs evaluates potential buyer assignments in light of factors similar to those that will be considered in engaging in seller assignments.
Subject to applicable law, the Investment Adviser is incentivized to cause the Funds to invest in securities, bank loans or other obligations of companies affiliated with or advised by Goldman Sachs or in which Goldman Sachs or Accounts have an equity, debt or other interest, or to engage in investment transactions that may result in Goldman Sachs or other Accounts being relieved of obligations or otherwise divested of investments. For example, subject to applicable law certain Funds may acquire securities or indebtedness of a company affiliated with Goldman Sachs directly or indirectly through syndicate or secondary market purchases, or make a loan to, or purchase securities from, a company that uses the proceeds to repay loans made by Goldman Sachs. These activities by a Fund may enhance the profitability of Goldman Sachs or other Accounts with respect to their investment in and activities relating to such companies. The Fund will not be entitled to compensation as a result of this enhanced profitability.
To the extent permitted by applicable law, Goldman Sachs (including the Investment Adviser) creates, writes, sells, issues, invests in or acts as placement agent or distributor of derivative instruments related to the Funds, or with respect to underlying securities or assets of the Funds or which are be otherwise based on or seek to replicate or hedge the performance of the Funds. Such derivative transactions, and any associated hedging activity, may differ from and be adverse to the interests of the Funds.
Goldman Sachs makes loans to, and enters into margin, asset-based or other credit facilities or similar transactions with, clients, companies or individuals that are secured by publicly or privately held securities or other assets, including a client’s Fund shares as described above. Some of these borrowers are public or private companies, or founders, officers or shareholders in companies in which the Funds (directly or indirectly) invest, and such loans may be secured by securities of such companies, which may be the same as, pari passu with, or more senior or junior to, interests held (directly or indirectly) by the Funds. In connection with its rights as lender, Goldman Sachs acts to protect its own commercial interest and may take actions that adversely affect the borrower, including by liquidating or causing the liquidation of securities on behalf of a borrower or foreclosing and liquidating such securities in Goldman Sachs’ own name. Such actions will adversely affect the Funds (if, for example, a large position in a security is liquidated, among the other potential adverse consequences will be that the value of such security will decline rapidly and the Funds will in turn decline in value or will be unable to liquidate their positions in such security at an advantageous price or at all). Furthermore, actions taken by Goldman Sachs may also result in adverse performance of an Underlying Manager’s investments, which could cause the Underlying Manager to be in default or to take actions to avoid being in default under any applicable lending arrangements, including where Goldman Sachs is the lender (e.g., where Goldman Sachs provides prime brokerage services to the Underlying Manager). Please see “—The Sale of Fund Shares and the Allocation of Investment Opportunities—Goldman Sachs’ Other Activities May Have an Impact on Underlying Managers and Investment Decisions with Respect Thereto” above. In addition, Goldman Sachs may make loans to shareholders or enter into similar transactions that are secured by a pledge of, or mortgage over, a shareholder’s Fund shares, which would provide Goldman Sachs with the right to redeem such Fund shares in the event that such shareholder defaults on its obligations. These transactions and related redemptions may be significant and may be made without notice to the shareholders.
Allocation of Personnel, Services and/or Resources
Conflicts of interest may arise in allocating time, personnel and/or resources of the Investment Adviser among the investment activities of multiple Accounts. The Investment Adviser and other Goldman Sachs personnel who play key roles in managing the Accounts may spend a portion of their time on matters other than or only tangentially related to any particular Account, or may leave the Investment Adviser for another investment group of Goldman Sachs (or may leave Goldman Sachs entirely). Time may be spent on other Goldman Sachs investment activities, including without limitation, investments made on behalf of Goldman Sachs and certain other entities (including special purpose acquisition companies) that are not investment advisory clients of the Investment Adviser. As a result, the other obligations of these individuals could conflict with their responsibilities to any of the Accounts. Further, the Investment Adviser may devote less time, services or resources to sourcing for investments of insufficient size to be expected to be shared with the other Accounts, even where such investment opportunities may be in the best interest of an Account.
Code of Ethics and Personal Trading
Each of the Funds and Goldman Sachs, as each Fund’s Investment Adviser and Distributor, has adopted a Code of Ethics (the “Code of Ethics”) in compliance with Section 17(j) of the Act designed to provide that personnel of the Investment Adviser, and certain additional Goldman Sachs personnel who support the Investment Adviser, comply with applicable federal securities laws and place the interests of clients first in conducting personal securities transactions. The Code of Ethics imposes certain restrictions on securities transactions in the personal accounts of covered persons to help avoid conflicts of interest. Subject to the limitations of the Code of Ethics, covered persons buy and sell securities or other investments for their personal accounts, including investments in the Funds, and also take positions that are the same as, different from, or made at different times than, positions taken (directly or indirectly) by the Funds. The Codes of Ethics are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies may also be obtained after paying a duplicating fee by electronic request to publicinfo@sec.gov. Additionally, all Goldman Sachs personnel, including personnel of the Investment Adviser, are subject to firm-wide policies and procedures regarding confidential and proprietary information, information barriers, private investments, outside business activities and personal trading. The Investment Adviser requires pre-clearance of personal securities transactions, both public and private, by the Investment Adviser personnel and the Investment Adviser can deny any such transaction in its discretion. In order to address potential conflicts of interest with the Accounts and other legal and regulatory restrictions (such as when the Investment Adviser has confidential information about a portfolio company), Goldman Sachs maintains a list of securities in which the Investment Adviser personnel cannot trade. Additionally, the Investment Adviser generally does not allow its personnel to purchase securities of single-name public issuers.

Proxy Voting by the Investment Adviser
When a Fund allocates assets to Underlying Managers, the Underlying Managers or the Fund’s custodian generally are responsible for taking all action with respect to the securities held by the Underlying Managers on behalf of the Fund, and the Investment Adviser is not responsible for taking any action with respect to such securities. To the extent that Goldman Sachs takes any action with respect to securities in the Fund, the Investment Adviser has implemented processes designed to prevent conflicts of interest from influencing proxy voting decisions that it makes on behalf of advisory clients, including the Funds, and to help ensure that such decisions are made in accordance with its fiduciary obligations to its clients. Notwithstanding such proxy voting processes, proxy voting decisions made by the Investment Adviser in respect of securities held by the Funds may benefit the interests of Goldman Sachs and/or Accounts other than the Funds. For a more detailed discussion of these policies and procedures, see the section of this SAI entitled “PROXY VOTING.”
Potential Limitations and Restrictions on Investment Opportunities and Activities of Goldman Sachs and the Funds
The Investment Adviser restricts its investment decisions and activities on behalf of the Funds in various circumstances, including as a result of applicable regulatory requirements, information held by the Investment Adviser or Goldman Sachs, Goldman Sachs’ roles in connection with other clients and in the capital markets (including in connection with advice it gives to such clients or commercial arrangements or transactions that are undertaken by such clients or by Goldman Sachs), Goldman Sachs’ internal policies and/or potential reputational risk in connection with Accounts (including the Funds). In certain cases, the Investment Adviser will not engage in transactions or other activities for, or enforce certain rights in favor of, one or more Funds due to Goldman Sachs’ activities outside the Funds (e.g., the Investment Adviser may refrain from making investments for the Funds that would cause Goldman Sachs to exceed position limits or cause Goldman Sachs to have additional disclosure obligations and may limit purchases or sales of securities in respect of which Goldman Sachs is engaged in an underwriting or other distribution) and regulatory requirements, policies and reputational risk assessments.
In addition, in certain circumstances, the Investment Adviser restricts, limits or reduces the amount of a Fund’s investment, or restricts the type of governance or voting rights it acquires or exercises, where the Fund (potentially together with Goldman Sachs and other Accounts) exceeds a certain ownership interest, or possesses certain degrees of voting or control or has other interests. For example, such limitations may exist if a position or transaction could require a filing or license or other regulatory or corporate consent, which could, among other things, result in additional costs and disclosure obligations for, or impose regulatory restrictions on, Goldman Sachs, including the Investment Adviser, or on other Accounts, or where exceeding a threshold is prohibited or results in regulatory or other restrictions. In certain cases, restrictions and limitations will be applied to avoid approaching such threshold. Circumstances in which such restrictions or limitations arise include, without limitation: (i) a prohibition against owning more than a certain percentage of an issuer’s securities; (ii) a “poison pill” that has a dilutive impact on the holdings of the Fund should a threshold be exceeded; (iii) provisions that cause Goldman Sachs to be considered an “interested stockholder” of an issuer; (iv) provisions that cause Goldman Sachs to be considered an “affiliate” or “control person” of the issuer; and (v) the imposition by an issuer (through charter amendment, contract or otherwise) or governmental, regulatory or self-regulatory organization (through law, rule, regulation, interpretation or other guidance) of other restrictions or limitations. In addition, due to regulatory restrictions, certain Accounts are prohibited from, or are subject to certain restrictions when, trading with or through Goldman Sachs, engaging Goldman Sachs as a service provider or purchasing investments issued or managed by Goldman Sachs.
When faced with the foregoing limitations, Goldman Sachs will generally avoid exceeding the threshold because exceeding the threshold could have an adverse impact on the ability of the Investment Adviser or Goldman Sachs to conduct its business activities. The Investment Adviser may also reduce a Fund’s interest in, or restrict a Fund from participating in, an investment opportunity that has limited availability or where Goldman Sachs has determined to cap its aggregate investment in consideration of certain regulatory or other requirements so that other Accounts that pursue similar investment strategies are able to acquire an interest in the investment opportunity. In some cases, the Investment Adviser determines not to engage in certain transactions or activities beneficial to the Funds because engaging in such transactions or activities in compliance with applicable law would result in significant cost to, or administrative burden on, the Investment Adviser or create the potential risk of trade or other errors.
The Investment Adviser generally is not permitted to use material non-public information in effecting purchases and sales in transactions for the Funds that involve public securities. The Investment Adviser may limit an activity or transaction (such as a purchase or sale transaction) which might otherwise be engaged in by the Funds, including as a result of information held by Goldman Sachs (including the Investment Adviser or its personnel). For example, directors, officers and employees of Goldman Sachs may take seats on the boards of directors of, or have board of directors observer rights with respect to, companies in which Goldman Sachs invests on behalf of the Funds. To the extent a director, officer or employee of Goldman Sachs were to take a seat on the board of directors of, or have board of directors observer rights with respect to, a public company, the Investment Adviser (or certain of its investment teams) may be limited and/or restricted in its or their ability to trade in the securities of the company. In addition, any such director, officer or employee of Goldman Sachs that is a member of the board of directors of a portfolio company may have duties in his or her capacity as a director that conflict with the Investment Adviser’s duties to Accounts, and may act in a manner that disadvantages or otherwise harms a Fund and/or Goldman Sachs. In addition, the Investment Adviser may, in its sole discretion, determine to limit the information it receives in respect of an investment opportunity to avoid receiving material non-public information. As a result, other investors may be in possession of information in respect of investments, which, if known to the Investment Adviser, might cause the Investment Adviser to not make such investment, to seek to dispose of, retain or increase interests in such investments, or take other actions. Any decision by the Investment Adviser to limit access to such information may be disadvantageous to an Account.
Different areas of Goldman Sachs come into possession of material non-public information regarding an issuer of securities held by an Underlying Fund in which an Account invests. In the absence of information barriers between such different areas of Goldman Sachs or under certain other circumstances, the Account will be prohibited, including by internal policies, from trading, redeeming from or otherwise disposing of such security or such Underlying Fund during the period such material non-public information is held by such other part of Goldman Sachs, which period may be substantial. As a result, the Account would not be permitted to redeem from an Underlying Fund in whole or in part during periods when it otherwise would have been able to do so, which could adversely affect the Account. Other investors in the Underlying Fund that are not subject to such restrictions may be able to redeem from the Underlying Fund during such periods.
In addition, the Investment Adviser’s clients may partially or fully fund a new Account with in-kind securities in which the Investment Adviser is restricted. In such circumstances, the Investment Adviser will generally sell any such securities at the next available trading window, subject to operational and technological limitations (unless such securities are subject to another express arrangement), requiring such Accounts to dispose of investments at an earlier or later date and/or at a less favorable price than would otherwise have been the case had the Investment Adviser not been so restricted. Accounts will be responsible for all tax liabilities that result from any such sale transactions.
The Investment Adviser operates a program reasonably designed to ensure compliance generally with economic and trade sanctions-related obligations applicable directly to its activities (although such obligations are not necessarily the same obligations to which any particular Fund is subject). Such economic and trade sanctions may prohibit, among other things, transactions with and the provision of services to, directly or indirectly, certain countries, territories, entities and individuals. It should be expected that these economic and trade sanctions, if applicable, and the application by the Investment Adviser of its compliance program in respect thereof, will restrict or limit the Funds’ investment activities, and may require the Investment Adviser to cause a Fund to sell its position in a particular investment at an inopportune time and/or when the Investment Adviser would otherwise not have done so.
The Investment Adviser may determine to limit or not engage at all in transactions and activities on behalf of the Funds for reputational, legal or other reasons. Examples of when such determinations may be made include, but are not limited to, where Goldman Sachs is providing (or may provide) advice or services to an entity involved in such activity or transaction, where Goldman Sachs or an Account is or may be engaged in the same or a related activity or transaction to that being considered on behalf of the Funds, where Goldman Sachs or an Account has an interest in an entity involved in such activity or transaction, where there are political, public relations, or other reputational considerations relating to counterparties or other participants in such activity or transaction or where such activity or transaction on behalf of or in respect of the Funds could affect in tangible or intangible ways Goldman Sachs, the Investment Adviser, an Account or their activities.
Goldman Sachs has and seeks to have long-term relationships with many significant participants in the financial markets. Goldman Sachs also has and seeks to have longstanding relationships with, and regularly provides financing, investment banking services and other services to, a significant number of corporations and private equity sponsors, leveraged buyout and hedge fund purchasers, and their respective senior managers, shareholders and partners. Some of these purchasers may directly or indirectly compete with Accounts for investment opportunities. Goldman Sachs considers these relationships in its management of Accounts. In this regard, there may be certain investment opportunities or certain investment strategies that Goldman Sachs (i) does not undertake on behalf of Accounts in view of these relationships, or (ii) refers to clients (in whole or in part) instead of retaining for Accounts. Similarly, Goldman Sachs may take the existence and development of such relationships into consideration in the management of Fund portfolios. Without limiting the generality of the foregoing, there may, for example, be certain strategies involving the acquisition, management or realization of particular investments that an Account will not employ in light of these relationships, as well as investment opportunities or strategies that an Account will not pursue in light of their potential impact on other areas of Goldman Sachs or on Account investments or be unable to pursue as a result of non-competition agreements or other similar undertakings made by Goldman Sachs.
Goldman Sachs will consider its client relationships and the need to preserve its reputation in its management of Accounts and, as a result, (i) there may be certain investment opportunities or strategies that Goldman Sachs will not undertake on behalf of Funds or will refer to one or more Funds but not others, (ii) there may be certain rights or activities that Goldman Sachs will not undertake on behalf of Funds (including in respect of director representation and recusal), or (iii) there may be certain investments that, in certain limited circumstances, are sold, disposed of or restructured earlier or later than otherwise expected.
In order to engage in certain transactions on behalf of a Fund, the Investment Adviser will also be subject to (or cause the Fund to become subject to) the rules, terms and/or conditions of any venues through which it trades securities, derivatives or other instruments. This includes, but is not limited to, where the Investment Adviser and/or the Fund are required to comply with the rules of certain exchanges, execution platforms, trading facilities, clearing houses and other venues, or are required to consent to the jurisdiction of any such venues. The rules, terms and/or conditions of any such venue often result in the Investment Adviser and/or the Fund being subject to, among other things, margin requirements, additional fees and other charges, disciplinary procedures, reporting and recordkeeping, position limits and other restrictions on trading, settlement risks and other related conditions on trading set out by such venues.
From time to time, a Fund, the Investment Adviser or its affiliates and/or their service providers or agents are required, or determine that it is advisable, to disclose certain information about the Fund, including, but not limited to, investments held by the Fund, and the names and percentage interest of beneficial owners thereof (and the underlying beneficial owners of such beneficial owners), to third parties, including local governmental authorities, regulatory organizations, taxing authorities, markets, exchanges, clearing facilities, custodians, brokers and trading counterparties of, or service providers to, the Investment Adviser or the Fund. The Investment Adviser generally expects to comply with requests to disclose such information as it so determines including through electronic delivery platforms; however, in some cases, the Investment Adviser will cause the sale of certain assets for the Fund rather than make certain required disclosures, at a time that is inopportune from a pricing or other standpoint. In addition, the Investment Adviser may provide third parties with aggregated data regarding the activities of, or certain performance or other metrics associated with the Accounts, and the Investment Adviser may receive compensation from such third parties for providing them such information.
Goldman Sachs may become subject to additional restrictions on its business activities that could have an impact on the Funds’ activities. In addition, the Investment Adviser may restrict its investment decisions and activities on behalf of the Funds and not other Accounts, including Accounts sponsored, managed or advised by the Investment Adviser.
Brokerage Transactions
The Investment Adviser and/or an Underlying Manager often select U.S. and non-U.S. broker-dealers (including affiliates of the Investment Adviser and/or the Underlying Manager) that furnish the Investment Adviser and/or the Underlying Manager , the Funds, Investment Adviser affiliates and other Goldman Sachs personnel with proprietary or third-party brokerage and research services (collectively, “brokerage and research services”) that provide, in the Investment Adviser’s and/or an Underlying Manager’s view, appropriate assistance to the Investment Adviser and/or the Underlying Manager in the investment decision-making process. These brokerage and research services may be bundled with the trade execution, clearing or settlement services provided by a particular broker-dealer and, subject to applicable law, the Investment Adviser and/or an Underlying Manager may pay for such brokerage and research services with client commissions (or “soft dollars”). Certain Underlying Managers may not use soft dollars as a matter of policy. There are instances or situations in which such practices are subject to restrictions under applicable law. For example, the EU’s

Markets in Financial Instruments Directive II (“MiFID II”) restricts EU domiciled investment advisers from receiving research and other materials that do not qualify as “acceptable minor non-monetary benefits” from broker-dealers unless the research or materials are paid for by the investment advisers from their own resources or from research payment accounts funded by and with the agreement of their clients.
Accounts differ with regard to whether and to what extent they pay for brokerage and research services through commissions and, subject to applicable law, brokerage and research services may be used to service the Funds and any or all other Accounts throughout the Investment Adviser, including Accounts that do not pay commissions to the broker-dealer relating to the brokerage and research service arrangements. As a result, brokerage and research services (including soft dollar benefits) may disproportionately benefit other Accounts relative to the Funds based on the relative amount of commissions paid by the Funds and in particular those Accounts that do not pay for brokerage and research services or do so to a lesser extent, including in connection with the establishment of maximum budgets for research costs (and switching to execution-only pricing when maximums are met). The Investment Adviser and/or an Underlying Manager do not attempt to allocate soft dollar benefits proportionately among clients or to track the benefits of brokerage and research services to the commissions associated with a particular Account or group of Accounts.
Aggregation of Orders by the Investment Adviser
The Investment Adviser follows policies and procedures pursuant to which it may (but is not required to) combine or aggregate purchase or sale orders for the same security or other instrument for multiple Accounts (including Accounts in which Goldman Sachs or personnel of Goldman Sachs have an interest) (sometimes referred to as “bunching”), so that the orders can be executed at the same time and block trade treatment of any such orders can be elected when available. The Investment Adviser aggregates orders when the Investment Adviser considers doing so to be operationally feasible and appropriate and in the interests of its clients and may elect block trade treatment when available. In addition, under certain circumstances orders for the Funds may be aggregated with orders for Accounts that contain Goldman Sachs assets.
When a bunched order or block trade is completely filled, or if the order is only partially filled, at the end of the day, the Investment Adviser generally will allocate the securities or other instruments purchased or the proceeds of any sale pro rata among the participating Accounts, based on the Funds’ relative sizes. If an order is filled at several different prices, through multiple trades (whether at a particular broker-dealer or among multiple broker-dealers), generally all participating Accounts will receive the average price and pay the average commission, however, this may not always be the case (due to, e.g., odd lots, rounding, market practice or constraints applicable to particular Accounts).
Although it may do so in certain circumstances, the Investment Adviser does not always bunch or aggregate orders for different Funds, elect block trade treatment or net buy and sell orders for the same Fund, if portfolio management decisions relating to the orders are made by different portfolio management teams or if different portfolio management processes are used for different account types, if bunching, aggregating, electing block trade treatment or netting is not appropriate or practicable from the Investment Adviser’s operational or other perspective, or if doing so would not be appropriate in light of applicable regulatory considerations, which may differ among Accounts. For example, time zone differences, trading instructions, cash flows, separate trading desks or portfolio management processes may, among other factors, result in separate, non-aggregated, non-netted executions, with orders in the same instrument being entered for different Accounts at different times or, in the case of netting, buy and sell trades for the same instrument being entered for the same Account. The Investment Adviser may be able to negotiate a better price and lower commission rate on aggregated orders than on orders for Funds that are not aggregated, and incur lower transaction costs on netted orders than orders that are not netted. The Investment Adviser is under no obligation or other duty to aggregate or net for particular orders. Where orders for a Fund are not aggregated with other orders, or not netted against orders for the Fund or other Accounts, the Fund will not benefit from a better price and lower commission rate or lower transaction cost that might have been available had the orders been aggregated or netted. Aggregation and netting of orders may disproportionately benefit some Accounts relative to other Accounts, including a Fund, due to the relative amount of market savings obtained by the Accounts. The Investment Adviser may aggregate orders of Accounts that are subject to MiFID II (“MiFID II Advisory Accounts”) with orders of Accounts not subject to MiFID II, including those that generate soft dollar commissions (including the Funds) and those that restrict the use of soft dollars. All Accounts included in an aggregated order with MiFID II Advisory Accounts pay (or receive) the same average price for the security and the same execution costs (measured by rate). However, MiFID II Advisory Accounts included in an aggregated order may pay commissions at “execution-only” rates below the total commission rates paid by Accounts included in the aggregated order that are not subject to MiFID II.
Conflicts Associated with Underlying Managers
The Underlying Managers have interests and relationships that create conflicts of interest related to their management of the assets of the Funds allocated to such Underlying Managers. Such conflicts of interest are in many cases similar to, different from or supplement those conflicts described herein relating to the Investment Adviser. For example, because the Investment Adviser primarily acts as a manager of advisers in respect of the Funds while the Underlying Managers engage in direct trading strategies for the assets allocated to them, the Underlying Managers may have potential conflicts of interest related to the investment of client assets in securities and other instruments that may not apply to the Investment Adviser unless the Investment Adviser is acting as an Underlying Manager, or may apply to the Investment Adviser in a different or more limited manner. Such conflicts may relate to the Underlying Managers’ trading and investment practices, including their selection of broker-dealers, aggregation of orders for multiple clients or netting of orders for the same client and the investment of client assets in companies in which they have an interest. Additional information about potential conflicts of interest regarding the Underlying Managers is set forth in each Underlying Manager’s Form ADV. A copy of Part 1 and Part 2A of the Investment Adviser’s and each Underlying Manager’s Form ADV is available on the SEC’s website (www.adviserinfo.sec.gov).
An Underlying Manager may manage or advise multiple accounts (the “Underlying Manager’s Accounts”) that have investment objectives that are the same or similar to those of the Funds and that may seek to make or sell investments in the same securities or other instruments, sectors or strategies as the Funds. Employees of the Underlying Manager own and/or have interests in certain of the Underlying Manager’s Accounts. This creates potential conflicts, particularly in circumstances where the availability or liquidity of such investment opportunities is limited (e.g., in local and emerging markets, high yield securities, fixed income securities, direct loan originations, regulated industries, small capitalization, direct or indirect investments in private investment funds, investments in master limited partnerships in the oil and gas industry and initial public offerings/new issues) or where an Underlying Manager limits the number of clients whose assets it manages.
An Underlying Manager does not receive performance-based compensation in respect of its investment management activities on behalf of the Funds, but may simultaneously manage Underlying Manager’s Accounts for which the Underlying Manager receives greater fees or other compensation (including performance-based fees or allocations) than it receives in respect of a Fund. The simultaneous management of Underlying Manager’s Accounts that pay greater fees or other compensation and the Funds creates a conflict of interest as an Underlying Manager has an incentive to favor Underlying Manager’s Accounts with the potential to receive greater fees when allocating resources, services, functions or investment opportunities among Accounts. For instance, an Underlying Manager will be faced with a conflict of interest when allocating scarce investment opportunities given the possibly greater fees from Accounts that pay performance-based fees.
In certain circumstances, an Underlying Manager may allocate certain limited investment opportunities among the Underlying Manager’s Accounts on a pro rata basis (as determined by the Underlying Manager), but in other cases such allocation may not be pro rata.
Allocation-related decisions for the Funds and other Underlying Manager’s Accounts are made by reference to one or more factors. Factors may include: the Underlying Manager’s Account’s portfolio and its investment horizons and objectives (including with respect to portfolio construction), guidelines and restrictions (including legal and regulatory restrictions affecting certain Underlying Manager’s Accounts or affecting holdings across Underlying Manager’s Accounts); client instructions; strategic fit and other portfolio management considerations, including different desired levels of exposure to certain strategies; the expected future capacity of the Funds and the applicable Underlying Manager’s Accounts; limits on the Underlying Manager’s brokerage discretion; cash and liquidity needs and other considerations; the availability (or lack thereof) of other appropriate or substantially similar investment opportunities; and differences in benchmark factors and hedging strategies among Accounts. Suitability considerations, reputational matters and other considerations may also be considered.
In a case in which one or more Underlying Manager’s Accounts are intended to be the Underlying Manager’s primary investment vehicles focused on, or to receive priority with respect to, a particular trading strategy, other Underlying Manager’s Accounts

(including the Funds) may not have access to such strategy or may have more limited access than would otherwise be the case. Investments by such Underlying Manager’s Accounts may reduce or eliminate the availability of investment opportunities to, or otherwise adversely affect, the Fund. Furthermore, in cases in which one or more Underlying Manager’s Accounts are intended to be the Underlying Manager’s primary investment vehicles focused on, or receive priority with respect to, a particular trading strategy or type of investment, such Underlying Manager’s Accounts may have specific policies or guidelines with respect to the Underlying Manager’s Accounts or other persons receiving the opportunity to invest alongside such Underlying Manager’s Accounts with respect to one or more investments (“Co-Investment Opportunities”). As a result, certain Underlying Manager’s Accounts or other persons will receive allocations to, or rights to invest in, Co-Investment Opportunities that are not available generally to the Funds.
In addition, in some cases an Underlying Manager may make investment recommendations to the Underlying Manager’s Accounts that make investment decisions independently of the Underlying Manager. In circumstances in which there is limited availability of an investment opportunity, if such Underlying Manager’s Accounts invest in the investment opportunity at the same time as, or prior to, a Fund, the availability of the investment opportunity for the Fund will be reduced.
An Underlying Manager, from time to time, develops and implements new trading strategies or seek to participate in new trading strategies and investment opportunities. These strategies and opportunities may not be employed in all Underlying Manager’s Accounts or employed pro rata among the Underlying Manager’s Accounts where they are employed, even if the strategy or opportunity is consistent with the objectives of such Underlying Manager’s Accounts. Further, a trading strategy employed for a Fund that is similar to, or the same as, that of another Account of the Underlying Manager may be implemented differently, sometimes to a material extent. For example, a Fund may invest in different securities or other assets, or invest in the same securities and other assets but in different proportions, than another Underlying Manager’s Account with the same or similar trading strategy. The implementation of the Fund’s trading strategy will depend on a variety of factors, including the portfolio managers involved in managing the trading strategy for the Account, the time difference associated with the location of different portfolio management teams, and the factors described above and in Item 6 (“PERFORMANCE-BASED FEES AND SIDE-BY-SIDE MANAGEMENT”) of the Underlying Manager’s Form ADV.
During periods of unusual market conditions, an Underlying Manager may deviate from its normal trade allocation practices. For example, this may occur with respect to the management of unlevered and/or long-only Underlying Manager’s Accounts that are typically managed on a side-by-side basis with levered and/or long-short Underlying Manager’s Accounts.
An Underlying Manager and the Funds may receive notice of, or offers to participate in, investment opportunities from third parties for various reasons. An Underlying Manager in its sole discretion will determine whether a Fund will participate in any such investment opportunities and investors should not expect that the Fund will participate in any such investment opportunities unless the opportunities are received pursuant to contractual requirements, such as preemptive rights or rights offerings, under the terms of the Fund’s investments.
As a result of the various considerations above, there will be cases in which certain Underlying Manager’s Accounts (including Underlying Manager’s Accounts in which the Underlying Manager and personnel of the Underlying Manager have an interest) receive an allocation of an investment opportunity at times that the Funds do not, or when the Funds receive an allocation of such opportunities but on different terms than other Underlying Manager’s Accounts (which may be less favorable). In addition, due to regulatory or other considerations, the receipt of an investment opportunity by certain Funds may restrict or limit the ability of other Funds to receive an allocation of the same opportunity. The application of these considerations may cause differences in the performance of different Underlying Manager’s Accounts that employ strategies the same or similar to those of the Funds.
Multiple Underlying Manager’s Accounts (including the Funds) may participate in a particular investment or incur expenses applicable in connection with the operation or management of the Accounts, or otherwise may be subject to costs or expenses that are allocable to more than one Account (which may include, without limitation, research expenses, technology expenses, valuation agent expenses, expenses relating to participation in bondholder groups, restructurings, class actions and other litigation, and insurance premiums). An Underlying Manager may allocate investment-related and other expenses on a pro rata or different basis.
Certain Accounts (including the Funds) that allocate assets to an Underlying Manager do not pay compensation to the Underlying Managers. Instead, the Underlying Managers are compensated by the Investment Adviser out of compensation the

Investment Adviser receives from the Accounts (including the Funds). In such circumstances, any reduction in the compensation payable to the Underlying Managers will inure to the benefit of the Investment Adviser with respect to certain Accounts, and not to the Accounts or their investors. This fee structure incentivizes the Investment Adviser to recommend Underlying Managers with lower compensation levels (including Underlying Managers that discount their fees based on aggregate account size or other relationships) in order to increase the net fee to the Investment Adviser, and not recommend other advisers that might also be appropriate for the Accounts. An Underlying Manager’s fee breakpoints with respect to an Account may also be affected by Goldman Sachs’ business relationships and the size of Accounts other than the Account, and may directly or indirectly benefit Goldman Sachs and other Accounts. Accounts will not be entitled to any compensation with respect to such benefits received by Goldman Sachs and other Accounts.
As described above, Underlying Managers may discount their fees based on aggregate account size, and the Investment Adviser may aggregate the amount of assets allocated to such Underlying Managers across all Accounts within the same strategy (including discretionary managed accounts, Wrap Program Advisory Accounts, and Underlying Managers’ Accounts) in order to receive discounted fees. In certain cases, this results in a reduction in compensation payable to the Underlying Managers with respect to certain Accounts, which inures to the benefit of the Investment Adviser, and not to the Accounts or their investors. This fee structure incentivizes the Investment Adviser to recommend Underlying Managers with lower compensation levels as discussed in the preceding paragraph.
PORTFOLIO TRANSACTIONS AND BROKERAGE
Underlying Managers are responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities may be executed internally by a broker-dealer, effected on an agency basis in a block transaction, or routed to competing market centers for execution. The compensation paid to the broker for providing execution services generally is negotiated and reflected in either a commission or a “net” price. Executions provided on a net price basis, with dealers acting as principal for their own accounts without a stated commission, usually include a profit to the dealer.
In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.
In placing orders for portfolio securities or other financial instruments of a Fund, the Underlying Managers are generally required to give primary consideration to obtaining the most favorable execution and net price available. This means that the Underlying Managers will seek to execute each transaction at a price and commission, if any, which provides the most favorable total cost or proceeds reasonably attainable in the circumstances. As permitted by Section 28(e) of the Securities Exchange Act of 1934 (“Section 28(e)”), a Fund may pay a broker which provides brokerage and research services to the Fund an amount of disclosed commission in excess of the commission which another broker would have charged for effecting that transaction. Such practice is subject to a good faith determination that such commission is reasonable in light of the services provided and to such policies as the Trustees may adopt from time to time. While the Underlying Managers generally seek reasonably competitive spreads or commissions, a Fund will not necessarily be paying the lowest spread or commission available. Within the framework of this policy, the Underlying Managers will consider research and investment services provided by brokers or dealers who effect or are parties to portfolio transactions of a Fund, the Underlying Managers and their affiliates, or their other clients. Such research and investment services are those which brokerage houses customarily provide to institutional investors and include research reports on particular industries and companies; economic surveys and analyses; recommendations as to specific securities; research products including quotation equipment and computer related programs; advice concerning the value of securities, the advisability of investing in, purchasing or selling securities and the availability of securities or the purchasers or sellers of securities; analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts; services relating to effecting securities transactions and functions incidental thereto (such as clearance and settlement); and other lawful and appropriate assistance to the Underlying Managers in the performance of their decision-making responsibilities.
Such services are used by the Underlying Managers in connection with all of their investment activities, and some of such services obtained in connection with the execution of transactions for a Fund may be used in managing other investment accounts.

Conversely, brokers furnishing such services may be selected for the execution of transactions of such other accounts, whose aggregate assets may be larger than those of a Fund's, and the services furnished by such brokers may be used by the Underlying Managers in providing management services for the Trust. The Underlying Managers may also participate in so-called “commission sharing arrangements” and “client commission arrangements” under which the Underlying Managers may execute transactions through a broker-dealer and request that the broker-dealer allocate a portion of the commissions or commission credits to another firm that provides research to the Underlying Managers. The Underlying Managers excludes from use under these arrangements those products and services that are not fully eligible under applicable law and regulatory interpretations—even as to the portion that would be eligible if accounted for separately.
The research services received as part of commission sharing and client commission arrangements will comply with Section 28(e) and may be subject to different legal requirements in the jurisdictions in which the Underlying Managers does business. Participating in commission sharing and client commission arrangements may enable the Underlying Managers to consolidate payments for research through one or more channels using accumulated client commissions or credits from transactions executed through a particular broker-dealer to obtain research provided by other firms. Such arrangements also help to ensure the continued receipt of research services while facilitating best execution in the trading process. The Underlying Managers believes such research services are useful in its investment decision-making process by, among other things, ensuring access to a variety of high quality research, access to individual analysts and availability of resources that the Underlying Managers might not be provided access to absent such arrangements.
On occasions when the Underlying Managers deems the purchase or sale of a security or other financial instrument to be in the best interest of a Fund as well as its other customers (including any other fund or other investment company or advisory account for which the Underlying Managers act as investment adviser or sub-investment adviser), the Underlying Managers, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for such other customers in order to obtain the best net price and most favorable execution under the circumstances. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by each Underlying Managers in the manner considered to be equitable and consistent with its fiduciary obligations to such Fund and such other customers. In some instances, this procedure may adversely affect the price and size of the position obtainable for a Fund.
Subject to the above considerations, the Investment Adviser and Underlying Managers may use Goldman Sachs or an affiliate as a broker for a Fund. In order for Goldman Sachs or an affiliate, acting as agent, to effect any portfolio transactions for the Funds, the commissions, fees or other remuneration received by Goldman Sachs or an affiliate must be reasonable and fair compared to the commissions, fees or other remuneration received by other brokers in connection with comparable transactions involving similar securities or futures contracts. Furthermore, the Trustees, including a majority of the Independent Trustees, have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to Goldman Sachs are consistent with the foregoing standard. Brokerage transactions with Goldman Sachs are also subject to such fiduciary standards as may be imposed upon Goldman Sachs by applicable law.
Commission rates in the U.S. are established pursuant to negotiations with the broker based on the quality and quantity of execution services provided by the broker in the light of generally prevailing rates. The allocation of orders among brokers and the commission rates paid are reviewed periodically by the Trustees. The amount of brokerage commissions paid by a Fund may vary substantially from year to year because of differences in shareholder purchase and redemption activity, portfolio turnover rates and other factors.
The Funds may participate in a commission recapture program. Under the program, participating broker-dealers rebate a percentage of commissions earned on Fund portfolio transactions to the particular Fund from which the commissions were generated. The rebated commissions are expected to be treated as realized capital gains of the Funds.

For the fiscal years ended October 31, 2022, October 31, 2021 and October 31, 2020, the Funds in existence paid brokerage commissions as follows.
Fiscal Year Ended October 31, 2022	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Multi-Manager International Equity Fund	$669,777	$3,861 (1%)[3]	$1,081,036,670 (1.15%)[4]	$596,493,198	$423,217
Multi-Manager U.S. Small Cap Equity Fund	$556,883	$2,046 (0%)[3]	$790,918,647 (.43%)[4]	353,186,723	199,405

Fiscal Year Ended October 31, 2021	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Multi-Manager International Equity Fund	$822,004	20,346 (2%)[3]	$1,546,411,020(3%)[4]	$783,364,668	$509,030
Multi-Manager U.S. Small Cap Equity Fund	$421,049	1,035 (0%)[3]	$1,112,301,894(0%)[4]	$145,700,913	$174,378

Fiscal Year Ended October 31, 2020	Total Brokerage Commissions Paid	Total Brokerage Commissions Paid to Goldman Sachs[1]	Total Amount of Transactions on which Commissions Paid	Amount of Transactions Effected Through Brokers Providing Research[2]	Brokerage Commissions Paid to Brokers Providing Research[2]
Multi-Manager International Equity Fund	550,551	1,744 (0%)[3]	933,059,031(0%)[4]	385,583,163	363,009
Multi-Manager U.S. Small Cap Equity Fund	326,913	1,702 (1%)[3]	708,680,236(0%)[4]	212,694,320	180,089
1
The figures in the table report brokerage commissions from portfolio transactions, including future transactions.
2
The information above reflects the commission amounts paid to brokers that provide research to the Investment Adviser and certain Underlying Managers but may not reflect the full commission amounts paid to brokers that provide research to all Underlying Managers. Only a portion of such commission pays for research and the remainder of such commission is to compensate the broker for execution services, commitment of capital and other services related to the execution of brokerage transactions.
3
Percentage of total commissions paid to Goldman Sachs.
4
Percentage of total amount of transactions involving the payment of commissions effected through Goldman Sachs.
During the fiscal year ended October 31, 2022, the Trust’s regular “broker-dealers,” as defined in Rule 10b-1 under the Act, were: J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC, Jeffries LLC, BofA Securities, Inc., Pershing LLC, Credit Suisse Securities (USA) LLC, Citigroup Global Markets Inc., Kepler Capital Markets, Inc., Barclays Capital Inc. and UBS Securities LLC. As of October 31, 2022, the Multi-Manager U.S. Small Cap Equity Fund did not acquire or hold any securities of their regular broker-dealers, as defined in Rule 10b-1 under the Act, or their parent companies. As of October 31, 2022, the Multi-Manager International Equity Fund held securities of Barclays Capital Inc and UBS Group AG.
NET ASSET VALUE
In accordance with procedures approved by the Trustees, the NAV per share of each class of the Funds is calculated by determining the value of the net assets attributed to each class of that Fund and dividing by the number of outstanding shares of that class. All securities are generally valued on each Business Day as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time) or such other time as the New York Stock Exchange or National Association of

Securities Dealers Automated Quotations System (“NASDAQ”) market may officially close. The term “Business Day” means any day the New York Stock Exchange is open for trading, which is Monday through Friday except for holidays. The New York Stock Exchange is closed on the following observed holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas.
The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange is stopped at a time other than its regularly scheduled closing time. The Trust reserves the right to reprocess purchase (including dividend reinvestments), redemption and exchange transactions that were processed at a NAV that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, as adjusted. The Trust reserves the right to advance the time by which purchase and redemption orders must be received for same business day credit as otherwise permitted by the SEC. In addition, the Funds may compute its NAV as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.
For the purpose of calculating the NAV per share of the Funds, investments are valued under valuation procedures approved by the Trustees. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the 1940 Act. Portfolio securities of a Fund are generally valued as follows: (i) equity securities listed on any U.S. or foreign stock exchange or on the NASDAQ will be valued at the last sale price or the official closing price on the exchange or system in which they are principally traded on the valuation date. If there is no sale or official closing price on the valuation date, equity securities may be valued at the closing bid price for long positions or the closing ask price for short positions at the time closest to, but no later than, the NAV calculation time. If the relevant exchange or system has not closed by the above-mentioned time for determining a Fund's NAV, the securities will be valued at the last sale price or official closing price, or if not available at the bid price at the time the NAV is determined; (ii) over-the-counter equity securities not quoted on NASDAQ will be valued at the last sale price on the valuation day or, if no sale occurs, at the last bid price for long positions or the last ask price for short positions, at the time closest to, but no later than, the NAV calculation time; (iii) equity securities for which no prices are obtained under sections (i) or (ii) , including those for which a pricing source supplies no exchange quotation or a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (iv) fixed income securities will be valued via electronic feeds from independent pricing services to the administrator using evaluated prices provided by a recognized pricing service and dealer-supplied quotations. Fixed income securities for which a pricing service either does not supply a quotation or supplies a quotation that is believed by the Investment Adviser to not represent fair value, will be valued through the use of broker quotes, if possible; (v) fixed income securities for which vendor pricing or broker quotes are not available will be valued by the Investment Adviser based on fair valuation policies that incorporate matrix pricing or valuation models, which utilize certain inputs and assumptions, including, but not limited to, yield or price with respect to comparable fixed income securities and various other factors; (vi) investments in open-end registered investment companies (excluding investments in ETFs) and investments in private funds are valued based on the NAV of those registered investment companies or private funds (which may use fair value pricing as discussed in their prospectus or offering memorandum); (vii) spot foreign exchange rates will be valued using a pricing service at the time closest to, but no later than, the NAV calculation time, and forward foreign currency contracts will be valued by adding forward points provided by an independent pricing service to the spot foreign exchange rates and interpolating based upon maturity dates of each contract or by using outright forward rates, where available (if quotations are unavailable from a pricing service or, if the quotations by the Investment Adviser are believed to be inaccurate, the contracts will be valued by calculating the mean between the last bid and ask quotations supplied by at least one dealer in such contracts); (viii) exchange-traded futures contracts will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (ix) exchange-traded options contracts with settlement prices will be valued at the last published settlement price on the exchange where they are principally traded (or, if a sale occurs after the last published settlement price but before the NAV calculation time, at the last sale price at the time closest to, but no later than, the NAV calculation time); (x) exchange-traded options contracts without settlement prices will be valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions at the time closest to, but no later than, the NAV calculation time); (xi) over-the-counter derivatives, including, but not limited to, interest rate swaps, credit default swaps, total return index swaps, put/call option combos, total return basket swaps, index volatility and FX variance swaps, will be valued at their fair value as determined using counterparty supplied valuations, an independent pricing service or valuation models which use market data inputs supplied by an independent pricing service; and (xii) all other instruments, including those for which a pricing service supplies no exchange quotation/price or a quotation that is believed by the Investment Adviser to be inaccurate, will be valued in accordance with the valuation procedures approved by the Board of Trustees. Securities may also be valued at fair value in accordance with procedures approved by the Board of Trustees where the Fund's fund accounting agent is unable for other reasons to facilitate pricing of individual securities or calculate the Fund's NAV, or if the Investment Adviser believes that such quotations do not accurately reflect fair value. Fair values determined in accordance with the valuation procedures approved by the Board of Trustees may be based on subjective judgments and it is possible that the prices resulting from such valuation procedures may differ materially from the value realized on a sale.
The value of all assets and liabilities expressed in foreign currencies will be converted into U.S. dollar values at current exchange rates of such currencies against U.S. dollars as of the close of regular trading on the New York Stock Exchange (normally, but not always, 4:00 p.m. Eastern time). If such quotations are not available, the rate of exchange will be determined in good faith under procedures approved by the Board of Trustees.
Generally, trading in securities on European, Asian and Far Eastern securities exchanges and on over-the-counter markets in these regions is substantially completed at various times prior to the close of business on each Business Day in New York (i.e., a day on which the New York Stock Exchange is open for trading). In addition, European, Asian or Far Eastern securities trading generally or in a particular country or countries may not take place on all Business Days in New York. Furthermore, trading takes place in various foreign markets on days which are not Business Days in New York and days on which the Fund's NAVs are not calculated. Such calculation does not take place contemporaneously with the determination of the prices of the majority of the portfolio securities used in such calculation. For investments in foreign equity securities, “fair value” prices will be provided by an independent third-party pricing (fair value) service (if available), in accordance with fair value procedures approved by the Trustees. Fair value prices are used because many foreign markets operate at times that do not coincide with those of the major U.S. markets. Events that could affect the values of foreign portfolio holdings may occur between the close of the foreign market and the time of determining the NAV, and would not otherwise be reflected in the NAV. If the independent third-party pricing (fair value) service does not provide a fair value for a particular security or if the value does not meet the established criteria for the Funds, the most recent closing price for such a security on its principal exchange will generally be its fair value on such date.
The Investment Adviser, consistent with its procedures and applicable regulatory guidance, may (but need not) determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events, to reflect what it believes to be the fair value of the securities at the time of determining a Fund's NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or unscheduled market closings; equipment failures; natural or man made disasters or acts of God; armed conflicts; governmental actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; ratings downgrades; bankruptcies; and trading limits or suspensions.
In general, fair value represents a good faith approximation of the current value of an asset and may be used when there is no public market or possibly no market at all for an asset. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures or by other investors. The fair value of an asset may not be the price at which that asset is ultimately sold.
The proceeds received by the Funds and each other series of the Trust from the issue or sale of its shares, and all net investment income, realized and unrealized gain and proceeds thereof, subject only to the rights of creditors, will be specifically allocated to such Fund or particular series and constitute the underlying assets of that Fund or series. The underlying assets of the Funds will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses of the Trust with respect to the Funds and the other series of the Trust are generally allocated in proportion to the NAVs of the respective Funds or series except where allocations of expenses can otherwise be fairly made.
Each Fund relies on various sources to calculate its NAV. The ability of the Fund's fund accounting agent to calculate the NAV per share of each share class of the Funds is subject to operational risks associated with processing or human errors, systems or technology failures, cyber attacks and errors caused by third party service providers, data sources, or trading counterparties. Such failures may result in delays in the calculation of a a Fund's NAV and/or the inability to calculate NAV over extended time periods. The Funds may be unable to recover any losses associated with such failures. In addition, if the third party service providers and/or data sources upon which a Fund directly or indirectly relies to calculate its NAV or price individual securities are unavailable or otherwise unable to calculate the NAV correctly, it may be necessary for alternative procedures to be utilized to price the securities at the time of determining the Funds NAV.
Errors and Corrective Actions
The Investment Adviser will report to the Board of Trustees any material breaches of investment objective, policies or restrictions (including any material breaches by an Underlying Manager of which it becomes aware) and any material errors in the calculation of the NAV of a Fund or the processing of purchases and redemptions. Depending on the nature and size of an error, corrective action may or may not be required. Corrective action may involve a prospective correction of the NAV only, correction of any erroneous NAV and compensation to a Fund, or correction of any erroneous NAV, compensation to a Fund and reprocessing of individual shareholder transactions. The Trust’s policies on errors and corrective action limit or restrict when corrective action will be taken or when compensation to a Fund or its shareholders will be paid, and not all mistakes will result in compensable errors. As a result, neither a Fund nor its shareholders who purchase or redeem shares during periods in which errors accrue or occur may be compensated in connection with the resolution of an error. Shareholders will generally not be notified of the occurrence of a compensable error or the resolution thereof absent unusual circumstances.
As discussed in more detail under “NET ASSET VALUE,” a Fund's portfolio securities may be priced based on quotations for those securities provided by pricing services. There can be no guarantee that a quotation provided by a pricing service will be accurate.
SHARES OF THE TRUST
Each Fund is a series of Goldman Sachs Trust II, a Delaware statutory trust formed on August 28, 2012.
The Trustees have authority under the Trust’s Declaration of Trust to create and classify shares of beneficial interest in separate series, without further action by shareholders. The Trustees also have authority to classify and reclassify any series of shares into one or more classes of shares. As of February 28, 2023, the Trustees have authorized the issuance of one class of shares of each Fund: Class P Shares. Additional series and classes may be added in the future.
Each Class P Share of a Fund represents a proportionate interest in the assets belonging to the applicable class of the Fund and all expenses of the Fund are borne at the same rate by each class of shares. With limited exceptions, Class P Shares may only be exchanged for shares of the same or an equivalent class of another series. See “Shareholder Guide” in the Prospectus. In addition, the fees and expenses set forth below for Class P Shares may be subject to fee waivers or reimbursements, as discussed more fully in the Funds’ Prospectus.
Class P Shares may be purchased at NAV without a sales charge for accounts in the name of an investor or institution that is not compensated by a Fund for services provided to the institution’s customers.
Certain aspects of the shares may be altered after advance notice to shareholders if it is deemed necessary in order to satisfy certain tax regulatory requirements.
When issued for the consideration described in the Fund’s Prospectus, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain custodian, transfer agency, servicing or similar charges by setting off the same against declared but unpaid dividends or by reducing share ownership (or by both means). In the event of liquidation, shareholders are entitled to share pro rata in the net assets of the applicable class of the Funds available for distribution to such shareholders. All shares are freely transferable and have no preemptive, subscription or conversion rights. The Trustees may require Shareholders to redeem Shares for any reason under terms set by the Trustees.

The Act requires that where more than one series of shares exists, each series must be preferred over all other series in respect of assets specifically allocated to such series. In addition, Rule 18f-2 under the Act provides that any matter required to be submitted by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series affected by such matter. Rule 18f-2 further provides that a series shall be deemed to be affected by a matter unless the interests of each series in the matter are substantially identical or the matter does not affect any interest of such series. However, Rule 18f-2 exempts the selection of independent public accountants, the approval of principal distribution contracts and the election of trustees from the separate voting requirements of Rule 18f-2.
The Trust is not required to hold annual meetings of shareholders and does not intend to hold such meetings. In the event that a meeting of shareholders is held, each share of the Trust will be entitled, as determined by the Trustees without the vote or consent of the shareholders, either to one vote for each share or to one vote for each dollar of NAV represented by such share on all matters presented to shareholders including the election of Trustees (this method of voting being referred to as “dollar based voting”). However, to the extent required by the Act or otherwise determined by the Trustees, series and classes of the Trust will vote separately from each other. Shareholders of the Trust do not have cumulative voting rights in the election of Trustees. Meetings of shareholders of the Trust, or any series or class thereof, may be called by the Trustees, certain officers or upon the written request of holders of 10% or more of the shares entitled to vote at such meetings. The Trustees will call a special meeting of shareholders for the purpose of electing Trustees, if, at any time, less than a majority of Trustees holding office at the time were elected by shareholders. The shareholders of the Trust will have voting rights only with respect to the limited number of matters specified in the Declaration of Trust and such other matters as the Trustees may determine or may be required by law.
The Declaration of Trust provides for indemnification of Trustees, officers, employees and agents of the Trust unless the recipient is adjudicated (i) to be liable by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office or (ii) not to have acted in good faith in the reasonable belief that such person’s actions were in the best interest of the Trust. The Declaration of Trust provides that, if any shareholder or former shareholder of any series is held personally liable solely by reason of being or having been a shareholder and not because of the shareholder’s acts or omissions or for some other reason, the shareholder or former shareholder (or the shareholder’s heirs, executors, administrators, legal representatives or general successors) shall be held harmless from and indemnified against all loss and expense arising from such liability. The Trust, acting on behalf of any affected series, must, upon request by such shareholder, assume the defense of any claim made against such shareholder for any act or obligation of the series and satisfy any judgment thereon from the assets of the series.
The Declaration of Trust permits the termination of the Trust or of any series or class of the Trust (i) by a majority of the affected shareholders at a meeting of shareholders of the Trust, series or class; or (ii) by a majority of the Trustees without shareholder approval if the Trustees determine, in their sole discretion, that such action is in the best interest of the Trust, such series, such class or their respective shareholders. The Trustees may consider such factors as they, in their sole discretion, deem appropriate in making such determination, including (i) the inability of the Trust or any series or class to maintain its assets at an appropriate size; (ii) changes in laws or regulations governing the Trust, series or class or affecting assets of the type in which it invests; or (iii) economic developments or trends having a significant adverse impact on the business or operations of the Trust or series.
The Declaration of Trust authorizes the Trustees, without shareholder approval, to cause the Trust, or any series thereof, to merge or consolidate with any corporation, association, trust or other organization or sell or exchange all or substantially all of the property belonging to the Trust or any series thereof. In addition, the Trustees, without shareholder approval, may adopt a master-feeder structure by investing all or a portion of the assets of a series of the Trust in the securities of another open-end investment company with substantially the same investment objective, restrictions and policies.
The Declaration of Trust permits the Trustees to amend the Declaration of Trust without a shareholder vote. However, shareholders of the Trust have the right to vote on any amendment (i) that would adversely affect the voting rights of shareholders; (ii) that is required by law to be approved by shareholders; (iii) that would amend the provisions of the Declaration of Trust regarding amendments and supplements thereto; or (iv) that the Trustees determine to submit to shareholders.
The Trustees may appoint separate Trustees with respect to one or more series or classes of the Trust’s shares (the “Series Trustees”). Series Trustees may, but are not required to, serve as Trustees of the Trust or any other series or class of the Trust. To the extent provided by the Trustees in the appointment of Series Trustees, the Series Trustees may have, to the exclusion of any other Trustees of the Trust, all the powers and authorities of Trustees under the Declaration of Trust with respect to such Series or Class, but may have no power or authority with respect to any other series or class.
Shareholder and Trustee Liability
Under Delaware Law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of a series. Notice of such disclaimer will normally be given in each agreement, obligation or instrument entered into or executed by a series of the Trust. The Declaration of Trust provides for indemnification by the relevant series for all loss suffered by a shareholder as a result of an obligation of the series. The Declaration of Trust also provides that a series shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the series and satisfy any judgment thereon. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.
In addition to the requirements under Delaware law, the Declaration of Trust provides that shareholders of a series may bring a derivative action on behalf of the series only if the following conditions are met: (a) shareholders eligible to bring such derivative action under Delaware law who hold at least 10% of the outstanding shares of the series, or 10% of the outstanding shares of the class to which such action relates, shall join in the request for the Trustees to commence such action; and (b) the Trustees must be afforded a reasonable amount of time to consider such shareholder request and to investigate the basis of such claim. The Trustees will be entitled to retain counsel or other advisers in considering the merits of the request and may require an undertaking by the shareholders making such request to reimburse the series for the expense of any such advisers in the event that the Trustees determine not to bring such action.
The Declaration of Trust further provides that the Trustees will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.
TAXATION
The following are certain additional U.S. federal income tax considerations generally affecting the Funds and the purchase, ownership and disposition of shares of the Funds that are not described in the Prospectus. The discussions below and in the Prospectus are only summaries and are not intended as substitutes for careful tax planning. They do not address special tax rules applicable to certain classes of investors, such as tax-exempt entities, insurance companies and financial institutions. Each prospective shareholder is urged to consult his or her own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Fund. The summary is based on the laws in effect on February 28, 2023, which are subject to change. Future changes in tax laws may adversely impact a Fund and its shareholders.
Fund Taxation
Each Fund is treated as a separate taxable entity and has elected to be treated and intends to qualify for each of its taxable years as a regulated investment companies under Subchapter M of Subtitle A, Chapter 1, of the Code. To qualify as such, a Fund must satisfy certain requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As a regulated investment company, a Fund will not be subject to federal income or excise tax on any net investment income and net realized capital gains that are distributed to its shareholders in accordance with certain timing requirements of the Code.
There are certain tax requirements that a Fund must follow if it is to avoid federal taxation. In its efforts to adhere to these requirements, a Fund may have to limit its investment activities in some types of instruments. Qualification as a regulated investment company under the Code requires, among other things, that (i) a Fund derive at least 90% of its gross income for each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stocks or securities or foreign currencies, net income from qualified publicly traded partnerships or other income (including but not limited to gains from options, futures, and forward contracts) derived with respect to the Fund’s business of investing in stocks, securities or currencies (the “90% gross income test”); and (ii) the Fund diversify its holdings so that, in general, at the close of each quarter of its taxable year, (a) at least 50% of the fair market value of the Fund’s total (gross) assets is comprised of cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total (gross) assets is invested in the securities of any one issuer (other than U.S. Government Securities and securities of other regulated investment companies), two or more issuers controlled by the Fund and engaged in the same, similar or related trades or businesses, or certain publicly traded partnerships.
For purposes of the 90% gross income test, income that a Fund earns from equity interests in certain entities that are not treated as corporations or as qualified publicly traded partnerships for U.S. federal income tax purposes (e.g., partnerships or trusts) will generally have the same character for the Fund as in the hands of such an entity; consequently, the Fund may be required to limit its equity investments in any such entities that earn fee income, rental income, or other nonqualifying income. In addition, future Treasury regulations could provide that qualifying income under the 90% gross income test will not include gains from foreign currency transactions that are not directly related to a Fund’s principal business of investing in stock or securities or options and futures with respect to stock or securities. Using foreign currency positions or entering into foreign currency options, futures and forward or swap contracts for purposes other than hedging currency risk with respect to securities in a Fund’s portfolio or anticipated to be acquired may not qualify as “directly-related” under these tests.
If a Fund complies with the foregoing provisions, then in any taxable year in which the Fund distributes, in compliance with the Code’s timing and other requirements, an amount at least equal to the sum of 90% of its “investment company taxable income” (which includes dividends, taxable interest, taxable accrued original issue discount and market discount income, income from securities lending, any net short-term capital gain in excess of net long-term capital loss, certain net realized foreign exchange gains and any other taxable income other than “net capital gain,” as defined below, and is reduced by deductible expenses), plus 90% of the excess of its gross tax-exempt interest income (if any) over certain disallowed deductions, the Fund (but not its shareholders) will be relieved of federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. If, instead, a Fund retains any investment company taxable income or net capital gain (the excess of net long-term capital gain over net short-term capital loss), it will be subject to a tax at regular corporate rates on the amount retained. Because there are some uncertainties regarding the computation of the amounts deemed distributed to Fund shareholders for these purposes — including, in particular, uncertainties regarding the portion, if any, of amounts paid in redemption of Fund shares that should be treated as such distributions — there can be no assurance that the Funds will avoid corporate-level tax in each year.
Each Fund generally intends to distribute for each taxable year to its shareholders all or substantially all of its investment company taxable income, net capital gain and any tax-exempt interest. Exchange control or other foreign laws, regulations or practices may restrict repatriation of investment income, capital or the proceeds of securities sales by foreign investors and may therefore make it more difficult for a Fund to satisfy the distribution requirements described above, as well as the excise tax distribution requirements described below. A Fund generally expects, however, to be able to obtain sufficient cash to satisfy those requirements, from new investors, the sale of securities or other sources. If for any taxable year a Fund does not qualify as a regulated investment company, it will be taxed on all of its taxable income and net capital gain at corporate rates, and its distributions to shareholders will generally be taxable as ordinary dividends to the extent of its current and accumulated earnings and profits.
If a Fund retains any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to its shareholders who (1) if subject to U.S. federal income tax on long-term capital gains, will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of that undistributed amount, and (2) will be entitled to credit their proportionate shares of the tax paid by a Fund against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds those liabilities. For U.S. federal income tax purposes, the tax basis of shares owned by a shareholder of a Fund will be increased by the amount of any such undistributed net capital gain included in the shareholder’s gross income and decreased by the federal income tax paid by the Fund on that amount of net capital gain.

To avoid a 4% federal excise tax, a Fund must generally distribute (or be deemed to have distributed) by December 31 of each calendar year an amount at least equal to the sum of 98% of its taxable ordinary income (taking into account certain deferrals and elections) for the calendar year, 98.2% of the excess of its capital gains over its capital losses (generally computed on the basis of the one-year period ending on October 31 of such year), and all taxable ordinary income and the excess of capital gains over capital losses for all previous years that were not distributed for those years and on which a Fund paid no federal income tax. For federal income tax purposes, dividends declared by a Fund in October, November or December to shareholders of record on a specified date in such a month and paid during January of the following year are taxable to such shareholders, and deductible by the Fund, as if paid on December 31 of the year declared. The Fund anticipates that it will generally make timely distributions of income and capital gains in compliance with these requirements so that it will generally not be required to pay the excise tax.
For federal income tax purposes, a Fund is generally permitted to carry forward a net capital loss in any taxable year to offset its own capital gains, if any. These amounts are available to be carried forward to offset future capital gains to the extent permitted by the Code and applicable tax regulations. Any such loss carryforwards will retain their character as short-term or long-term.
As of October 31, 2022, the Funds had the following amount of capital loss carryforwards:
Fund	Amount	Expiration
Multi-Manager International Equity Fund	$7,666,401	Perpetual Short-Term
Multi-Manager U.S. Small Cap Equity Fund	$12,021,387	Perpetual Short-Term
Gains and losses on the sale, lapse, or other termination of options and futures contracts, options thereon and certain forward contracts (except certain foreign currency options, forward contracts and futures contracts) will generally be treated as capital gains and losses. Certain of the futures contracts, forward contracts and options held by a Fund will be required to be “marked-to-market” for federal tax purposes — that is, treated as having been sold at their fair market value on the last day of the Fund’s taxable year (or, for excise tax purposes, on the last day of the relevant period). These provisions may require a Fund to recognize income or gains without a concurrent receipt of cash. Any gain or loss recognized on actual or deemed sales of these futures contracts, forward contracts, or options will (except for certain foreign currency options, forward contracts, and futures contracts) be treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss. As a result of certain hedging transactions entered into by a Fund, it may be required to defer the recognition of losses on futures contracts, forward contracts, and options or underlying securities or foreign currencies to the extent of any unrecognized gains on related positions held by a Fund, and the characterization of gains or losses as long-term or short-term may be changed. The tax provisions described in this paragraph may affect the amount, timing and character of a Fund’s distributions to shareholders. The application of certain requirements for qualification as a regulated investment company and the application of certain other tax rules may be unclear in some respects in connection with certain investment practices such as dollar rolls, or investments in certain derivatives, including interest rate swaps, floors, caps and collars, currency swaps, total return swaps, mortgage swaps, index swaps, forward contracts and structured notes. As a result, a Fund may therefore be required to limit its investments in such transactions and it is also possible that the IRS may not agree with the Fund’s tax treatment of such transactions. In addition, the tax treatment of derivatives, and certain other investments, may be affected by future legislation, Treasury Regulations and guidance issued by the IRS that could affect the timing, character and amount of a Fund’s income and gains and distributions to shareholders. Certain tax elections may be available to a Fund to mitigate some of the unfavorable consequences described in this paragraph.
Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions and instruments, which may affect the amount, timing and character of income, gain or loss recognized by a Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currencies and certain futures and options thereon, foreign currency-denominated debt instruments, foreign currency forward contracts, and foreign currency-denominated payables and receivables will generally be treated as ordinary income or loss, although in some cases elections may be available that would alter this treatment. If a net foreign exchange loss treated as ordinary loss under Section 988 of the Code were to exceed a Fund’s investment company taxable income (computed without regard to that loss) for a taxable year, the resulting loss would not be deductible by the Fund or its shareholders in future years. Net loss, if any, from certain foreign currency transactions or instruments could exceed net investment income otherwise calculated for accounting purposes, with the result being either no dividends being paid or a portion of the Fund’s dividends being treated as a return of capital for tax purposes, nontaxable to the extent of a shareholder’s tax basis in his shares and, once such basis is exhausted, generally giving rise to capital gains.

A Fund’s investment, if any, in zero coupon securities, deferred interest securities, certain structured securities or other securities bearing original issue discount or, if the Fund elects to include market discount in income currently, market discount, as well as any “marked-to-market” gain from certain options, futures or forward contracts, as described above, will in many cases cause the Fund to realize income or gain before the receipt of cash payments with respect to these securities or contracts. For a Fund to obtain cash to enable the Fund to distribute any such income or gain, to maintain its qualification as a regulated investment company and to avoid federal income and excise taxes, the Fund may be required to liquidate portfolio investments sooner than it might otherwise have done.
Investments in lower-rated securities may present special tax issues for a Fund to the extent actual or anticipated defaults may be more likely with respect to those kinds of securities. Tax rules are not entirely clear about issues such as when an investor in such securities may cease to accrue interest, original issue discount, or market discount; when and to what extent deductions may be taken for bad debts or worthless securities; how payments received on obligations in default should be allocated between principal and income; and whether exchanges of debt obligations in a workout context are taxable. These and other issues will generally need to be addressed by a Fund, in the event it invests in such securities, so as to seek to eliminate or to minimize any adverse tax consequences.
If a Fund acquires stock (including, under proposed regulations, an option to acquire stock such as is inherent in a convertible bond) in certain foreign corporations that receive at least 75% of their annual gross income from passive sources (such as interest, dividends, rents, royalties or capital gain) or hold at least 50% of their assets in investments producing such passive income (“passive foreign investment companies”), the Fund could be subject to federal income tax and additional interest charges on “excess distributions” received from such companies or gain from the sale of stock in such companies, even if all income or gain actually received by the Fund is timely distributed to its shareholders. A Fund will not be able to pass through to its shareholders any credit or deduction for such a tax. In some cases, elections may be available that will ameliorate these adverse tax consequences, but those elections will require a Fund to include each year certain amounts as income or gain (subject to the distribution requirements described above) without a concurrent receipt of cash. A Fund may attempt to limit and/or to manage its holdings in passive foreign investment companies to minimize its tax liability or maximize its return from these investments.
If a Fund invests in certain REITs or in REMIC residual interests, a portion of the Fund’s income may be classified as “excess inclusion income.” A shareholder that is otherwise not subject to tax may be taxable on their share of any such excess inclusion income as “unrelated business taxable income.” In addition, tax may be imposed on the Fund on the portion of any excess inclusion income allocable to any shareholders that are classified as disqualified organizations.
Taxable U.S. Shareholders – Distributions
For U.S. federal income tax purposes, distributions by a Fund, whether reinvested in additional shares or paid in cash, generally will be taxable to shareholders who are subject to tax. Shareholders receiving a distribution in the form of newly issued shares will be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of cash they would have received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received.
In general, distributions from investment company taxable income for the year will be taxable as ordinary income. However, distributions to noncorporate shareholders attributable to dividends received by the Funds from U.S. and certain foreign corporations will generally be taxed at the long-term capital gain rate (described below), as long as certain other requirements are met. For these lower rates to apply, the noncorporate shareholders must have owned their Fund shares for at least 61 days during the 121-day period beginning 60 days before a Fund’s ex-dividend date and the Fund must also have owned the underlying stock for this same period beginning 60 days before the ex-dividend date for the stock. The amount of a Fund’s distributions that otherwise qualify for these lower rates may be reduced as a result of the Fund’s securities lending activities, hedging activities or a high portfolio turnover rate.
Distributions reported to shareholders as derived from a Fund’s dividend income, if any, that would be eligible for the dividends received deduction if the Fund were not a regulated investment company may be eligible for the dividends received deduction for corporate shareholders. The dividends received deduction, if available, is reduced to the extent the shares with respect to which the dividends are received are treated as debt-financed under federal income tax law and is eliminated if the shares are deemed to have been held for less than a minimum period, generally 46 days. The dividends received deduction also may be reduced as a result of a

Fund’s hedging activities, securities lending activities or a high portfolio turnover rate. The dividend may, if it is treated as an “extraordinary dividend” under the Code, reduce a shareholder’s tax basis in its shares of the Fund. Capital gain dividends (i.e., dividends from net capital gain), if reported as such to shareholders, will be taxed to shareholders as long-term capital gain regardless of how long shares have been held by shareholders, but are not eligible for the dividends received deduction for corporations. The maximum individual rate applicable to long-term capital gains is generally either 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Distributions, if any, that are in excess of a Fund’s current and accumulated earnings and profits will first reduce a shareholder’s tax basis in his shares and, after such basis is reduced to zero, will generally constitute capital gains to a shareholder who holds his shares as capital assets.
Certain distributions reported by a Fund as Section 163(j) interest dividends may be treated as interest income by shareholders for purposes of the tax rules applicable to interest expense limitations under Section 163(j) of the Code. Such treatment by the shareholder is generally subject to holding period requirements and other potential limitations, although the holding period requirements are generally not applicable to dividends declared by money market funds and certain other funds that declare dividends daily and pay such dividends on a monthly or more frequent basis. The amount that a Fund is eligible to report as a Section 163(j) dividend for a tax year is generally limited to the excess of the Fund’s business interest income over the sum of the Fund’s (i) business interest expense and (ii) other deductions properly allocable to the Fund’s business interest income.
Individuals and certain other noncorporate entities are generally eligible for a 20% deduction with respect to ordinary dividends received from REITs (“qualified REIT dividends”) and certain taxable income from publicly traded partnerships. Applicable Treasury regulations permit a regulated investment company to pass through to its shareholders qualified REIT dividends eligible for the 20% deduction. However, the Treasury regulations do not provide a mechanism for a regulated investment company to pass through to its shareholders income from MLPs that would be eligible for such deduction. Shareholders should consult their tax advisors about their eligibility to claim the 20% deduction for any qualified REIT dividends reported by the Fund.
Different tax treatment, including penalties on certain excess contributions and deferrals, certain pre-retirement and post-retirement distributions and certain prohibited transactions, is accorded to accounts maintained as qualified retirement plans. Shareholders should consult their tax advisers for more information.
Taxable U.S. Shareholders - Sale of Shares
When a shareholder’s shares are sold, redeemed or otherwise disposed of in a transaction that is treated as a sale for tax purposes, the shareholder will generally recognize gain or loss equal to the difference between the shareholder’s adjusted tax basis in the shares and the cash, or fair market value of any property, received. (To aid in computing that tax basis, a shareholder should generally retain its account statements for the period that it holds shares.) If the shareholder holds the shares as a capital asset at the time of sale, the character of the gain or loss should be capital, and treated as long-term if the shareholder’s holding period is more than one year and short-term otherwise, subject to the rules below. Shareholders should consult their own tax advisers with reference to their particular circumstances to determine whether a redemption (including an exchange) or other disposition of Fund shares is properly treated as a sale for tax purposes, as is assumed in this discussion.
Certain special tax rules may apply to a shareholder’s capital gains or losses on Fund shares. If a shareholder receives a capital gain dividend with respect to shares and such shares have a tax holding period of six months or less at the time of a sale or redemption of such shares, then any loss the shareholder realizes on the sale or redemption will be treated as a long-term capital loss to the extent of such capital gain dividend. All or a portion of any sales load paid upon the purchase of shares of the Fund will generally not be taken into account in determining gain or loss on the redemption or exchange of such shares within 90 days after their purchase to the extent the redemption proceeds are reinvested, or the exchange is effected, on or before January 31 of the calendar year following the calendar year in which the original stock is disposed of without payment of an additional sales load pursuant to the reinvestment or exchange privilege. The load not taken into account will be added to the tax basis of the newly acquired shares. Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of, such as pursuant to a dividend reinvestment in shares of such Fund. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

Medicare Tax
An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.
Backup Withholding
A Fund will be required to report to the IRS all taxable distributions, as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt recipients, i.e., certain corporations and certain other investors distributions to which are exempt from the information reporting provisions of the Code. Under the backup withholding provisions of Section 3406 of the Code and applicable Treasury regulations, all such reportable distributions and proceeds may be subject to backup withholding of federal income tax at the current specified rate of 24% in the case of exempt recipients that fail to certify to the Fund that they are not subject to withholding, non-exempt shareholders who fail to furnish the Fund with their correct taxpayer identification number (“TIN”) and with certain required certifications or if the IRS or a broker notifies the Fund that the number furnished by the shareholder is incorrect or that the shareholder is subject to backup withholding as a result of failure to report interest or dividend income. The Fund may refuse to accept an application that does not contain any required taxpayer identification number or certification that the number provided is correct. If the backup withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in shares, will be reduced by the amounts required to be withheld. Any amounts withheld may be credited against a shareholder’s U.S. federal income tax liability. If a shareholder does not have a TIN, it should apply for one immediately by contacting the local office of the Social Security Administration or the IRS. Backup withholding could apply to payments relating to a shareholder’s account while it is awaiting receipt of a TIN. Special rules apply for certain entities. For example, for an account established under a Uniform Gifts or Transfers to Minors Act, the TIN of the minor should be furnished. Investors should consult their tax advisers about the applicability of the backup withholding provisions.
Foreign Taxes
Each Fund anticipates that it may be subject to foreign taxes on income (possibly including, in some cases, capital gains) from foreign securities. Tax conventions between certain countries and the United States may reduce or eliminate those foreign taxes in some cases. If more than 50% of a Fund’s total assets at the close of a taxable year consists of stock or securities of foreign corporations, the Fund may file an election with the IRS pursuant to which the shareholders of the Fund will be required (1) to report as dividend income (in addition to taxable dividends actually received) their pro rata shares of foreign income taxes paid by the Fund that are treated as income taxes under U.S. tax regulations (which excludes, for example, stamp taxes, securities transaction taxes, and similar taxes) even though not actually received by those shareholders, and (2) to treat those respective pro rata shares as foreign income taxes paid by them, which they can claim either as a foreign tax credit, subject to applicable limitations, against their U.S. federal income tax liability or as an itemized deduction. (Shareholders who do not itemize deductions for federal income tax purposes will not, however, be able to deduct their pro rata portion of foreign taxes paid by a Fund, although those shareholders will be required to include their share of such taxes in gross income if the foregoing election is made by the Fund.)
If a shareholder chooses to take credit for the foreign taxes deemed paid by such shareholder as a result of any such election by a Fund, the amount of the credit that may be claimed in any year may not exceed the same proportion of the U.S. tax against which such credit is taken which the shareholder’s taxable income from foreign sources (but not in excess of the shareholder’s entire taxable income) bears to his entire taxable income. For this purpose, distributions from long-term and short-term capital gains or foreign currency gains by a Fund will generally not be treated as income from foreign sources. This foreign tax credit limitation may also be applied separately to certain specific categories of foreign-source income and the related foreign taxes. As a result of these rules, which have different effects depending upon each shareholder’s particular tax situation, certain shareholders of a Fund may not be able to claim a credit for the full amount of their proportionate share of the foreign taxes paid by the Fund even if the election is made by the Fund.
Shareholders who are not liable for U.S. federal income taxes, including retirement plans, other tax-exempt shareholders and non-U.S. shareholders, will ordinarily not benefit from the foregoing Fund election with respect to foreign taxes. Each year, if any, that a Fund files the election described above, shareholders will be notified of the amount of (1) each shareholder’s pro rata share of qualified foreign taxes paid by the Fund and (2) the portion of Fund dividends that represents income from foreign sources. If a Fund cannot or does not make this election, it may deduct its foreign taxes in computing the amount it is required to distribute.
The Multi-Manager U.S. Small Cap Equity Fund does not expect to be eligible to elect to pass through foreign taxes to its shareholders, but will generally be entitled to deduct such taxes in computing the amounts the Funds are required to distribute.
Non-U.S. Shareholders
The discussion above relates solely to U.S. federal income tax law as it applies to “U.S. persons” subject to tax under such law.
Except as discussed below, distributions to shareholders who, as to the United States, are not “U.S. persons,” (i.e., are nonresident aliens, foreign corporations, fiduciaries of foreign trusts or estates or other non-U.S. investors) generally will be subject to U.S. federal withholding tax at the rate of 30% on distributions treated as ordinary income unless the tax is reduced or eliminated pursuant to a tax treaty or the distributions are effectively connected with a U.S. trade or business of the shareholder; but distributions of net capital gain (the excess of any net long-term capital gains over any net short-term capital losses) including amounts retained by a Fund which are designated as undistributed capital gains, to such a non-U.S. shareholder will not be subject to U.S. federal income or withholding tax unless the distributions are effectively connected with the shareholder’s trade or business in the United States or, in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the United States for 183 days or more during the taxable year and certain other conditions are met. Non-U.S. shareholders may also be subject to U.S. federal withholding tax on deemed income resulting from any election by the Fund to treat qualified foreign taxes it pays as passed through to shareholders (as described above), but may not be able to claim a U.S. tax credit or deduction with respect to such taxes.
Non-U.S. shareholders generally are not subject to U.S. federal income tax withholding on certain distributions of interest income and/or short-term capital gains that are designated by a Fund. It is expected that each Fund will generally make designations of short-term gains, to the extent permitted, but the Funds do not intend to make designations of any distributions attributable to interest income. Therefore, all distributions of interest income will be subject to withholding when paid to non-U.S. investors.
Any capital gain realized by a non-U.S. shareholder upon a sale or redemption of shares of the Funds will not be subject to U.S. federal income or withholding tax unless the gain is effectively connected with the shareholder’s trade or business in the U.S., or in the case of a shareholder who is a nonresident alien individual, the shareholder is present in the U.S. for 183 days or more during the taxable year and certain other conditions are met.
Non-U.S. persons who fail to furnish the applicable Fund with the proper IRS Form W-8 (i.e., W-8BEN, W-8BEN-E, W-8ECI, W-8IMY or W-8EXP), or an acceptable substitute, may be subject to backup withholding at a 24% rate on dividends (including capital gain dividends) and on the proceeds of redemptions and exchanges. Also, non-U.S. shareholders of a Fund may be subject to U.S. estate tax with respect to their Fund shares.
The Fund are required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to a Fund to enable the Fund to determine whether withholding is required.
Each shareholder who is not a U.S. person should consult his or her tax adviser regarding the U.S. and non-U.S. tax consequences of ownership of shares of, and receipt of distributions from, a Fund.
State and Local Taxes
Each Fund may be subject to state or local taxes in jurisdictions in which the Fund is deemed to be doing business. In addition, in those states or localities that impose income taxes, the treatment of a Fund and its shareholders under those jurisdictions’ tax laws may differ from the treatment under federal income tax laws, and investment in the Fund may have tax consequences for shareholders that are different from those of a direct investment in the Fund’s portfolio securities. Shareholders should consult their own tax advisers concerning state and local tax matters.
FINANCIAL STATEMENTS
The audited financial statements and related reports of PricewaterhouseCoopers LLP, independent registered public accounting firm contained in the Funds’ October 31, 2022 Annual Report are hereby incorporated by reference. The financial statements of the Fund’s Annual Report have been incorporated herein by reference in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. No other parts of any Annual Report are incorporated by reference herein. A copy of the Funds’ 2022 Annual Report may be obtained upon request and without charge by writing Goldman Sachs & Co. LLC, P.O. Box 806395, Chicago, Illinois 60680 or by calling Goldman Sachs & Co. LLC, at the telephone number on the back cover of the Funds’ Prospectus.
PROXY VOTING
The Board believes that the voting of proxies on securities held by the Fund is an important element of the overall investment process. For a summary of the Investment Adviser’s Proxy Voting guidelines, please see Appendix B.
The Board has delegated the responsibility to vote proxies to each Underlying Manager for the Funds’ portfolio securities allocated to such Underlying Manger in accordance with its proxy voting policies and procedures. For the proxy voting policy of each Underlying Manager, please see Appendix C.
Each Underlying Manager has implemented written Proxy Voting Policies and Procedures (a “Proxy Voting Policy”) that are designed to reasonably ensure that it votes proxies prudently and in the best interest of its advisory clients for whom it has voting authority, including the Fund. The Proxy Voting Policy of each Underlying Manager also describes how each Underlying Manager addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.
Subject to the oversight of the Investment Adviser, each Underlying Manager (or a designated proxy committee at the Underlying Manager) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.
Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 will be available to investors by calling Goldman Sachs at 1-800-621-2550 without charge and on the SEC’s website at www.sec.gov.
OTHER INFORMATION
Selective Disclosure of Portfolio Holdings Information and Portfolio Characteristics Information
The Board of Trustees of the Trust, the Investment Adviser and the Underlying Managers have adopted a policy on the selective disclosure of portfolio holdings information and portfolio characteristics information. The policy seeks to (1) ensure that the disclosure of portfolio holdings information and portfolio characteristics information is in the best interest of Fund shareholders; and (2) address the conflicts of interest associated with the disclosure of portfolio holdings information and portfolio characteristics information. The policy provides that neither a Fund nor the Trust’s officers or Trustees, nor the Investment Adviser, Underlying Managers, Distributor or any agent, or any employee thereof (“Fund Representative”), will disclose a Fund’s portfolio holdings information or portfolio characteristics information to any person other than in accordance with the policy. For purposes of the policy, “portfolio holdings information” means a Fund’s actual portfolio holdings, as well as non-public information about its trading strategies or pending transactions. Portfolio holdings information does not include summary or statistical information which is derived from (but does not include) individual portfolio holdings (“portfolio characteristics information”).

Under the policy, neither a Fund nor any Fund Representative may solicit or accept any compensation or other consideration in connection with the disclosure of portfolio holdings information or portfolio characteristics information. A Fund Representative may generally provide portfolio holdings information and material portfolio characteristics information to third parties if such information has been included in a Fund’s public filings with the SEC or is disclosed on the Funds’ publicly accessible website or is otherwise publicly available.
Portfolio Holdings Information. Portfolio holdings information that is not filed with the SEC or disclosed on the Funds’ publicly available website may be provided to third parties (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data and other providers) only for legitimate business purposes and only if the third-party recipients are required to keep all such portfolio holdings information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department. Disclosure to providers of auditing, custody, proxy voting and other similar services; rating and ranking organizations; lenders and other third-party service providers that may obtain access to such information in the performance of their contractual duties to the Funds will generally be permitted. In general, each recipient of non-public portfolio holdings information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
In accordance with the policy, the identity of those recipients who receive non-public portfolio holdings information on an ongoing basis is as follows: the Investment Adviser and its affiliates, the Funds’ independent registered public accounting firm, the Funds’ custodian, the Funds’ legal counsel—Dechert LLP, the Funds’ tax service provider—Deloitte & Touche LLP, the Funds’ financial printer—Donnelley Financial Solutions Inc., the Funds’ proxy voting service—ISS, the Funds’ class action processing service provider—Financial Recovery Technologies, LLC, IEX Data Analytics LLC, a provider of trade execution analysis for certain broker-dealer trading partners, and the Underlying Managers, their respective affiliates, and any third party administrators or other service providers used by a Fund’s Underlying Managers. With respect to the Multi-Manager International Equity Fund, the third party administrators or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: Abel Noser Corp., BBH Infomediary, BizAnalytica, LLC, Bloomberg L.P., Brown Brothers Harriman Infomediary, Charles River Development, Charles River Systems, Inc., Commcise, Eagle Investment Systems Corp., Electra-Reconciliation, Electra Securities Transaction and Asset Reconciliation Systems Inc., FactSet Research Systems Inc., FXTransparency, FXConnect, ICE Data Services, IEX Data Analytics LLC (IEX Astral), Institutional Shareholder Services Inc., Interactive Data Corporation, ITG, Inc., LexisNexis, MSCI Barra, Inc., Omgeo LLC, SS&C Vision FI, Trade Informatics, Varden Technologies, Inc., and Virtu ITG LLC. With respect to the Multi-Manager U.S. Small Cap Equity Fund, the third party administrator or other service providers used by the Fund’s Underlying Managers who may receive portfolio holdings information include, as of the date of this SAI: Advent Software, Inc., Axioma, Bank of New York Mellon, Bloomberg Finance L.P., Callan, Cambridge, Charles River Development, Charles River Systems, Charles Schwab, Eagle Investment Systems LLC, Equest, eVestment, FactSet Research Systems Inc., Fidelity ActionsXchange, Inc., Glass, Lewis & Co, Global Trading Analytics, LLC, HIS Markit LTD, Informa, Institutional Shareholder Services Inc. (ISS), InvestCloud, LightSpeed Data Solutions, Lipper, LiquidNet Inc., Mercer, Merrill Lynch, Morningstar, Northern Trust, Pavilion, PrimaGuide, SEI Global Services Inc., SS&C Eze, SS&C Technologies, Inc., StarCompliance LLC, Trade Informatics, and Wilshire. In addition, the Funds may provide non-public portfolio holdings information to Standard & Poor’s Rating Services to allow the Funds to be rated by it and the Funds may provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. In addition, certain Goldman Sachs Fixed Income Funds provide non-public portfolio holdings information to Standard & Poor’s to allow such Funds to be rated by it, and certain Goldman Sachs Equity Funds provide non-public portfolio holdings information to FactSet, a provider of global financial and economic information. From time-to-time, certain Funds may provide non-public portfolio holdings information to prospective purchasers of a Fund’s legal claims. In each of these instances, these entities are obligated to keep such information confidential. Third-party providers of custodial services to the Funds may release non-public portfolio holdings information of the Funds only with the permission of certain Fund Representatives. From time to time portfolio holdings information may be provided to broker-dealers, prime brokers, FCMs or derivatives clearing merchants in connection with a Fund’s portfolio trading activities. Complete portfolio holdings information of one or more series of the Trust (which may include one or more of the Funds) is provided to these select broker-dealers at least quarterly with no lag required between the date of the information and the date on which the information is disclosed. As of February 28, 2023, the broker-dealers receiving this information were as follows: 280 Securities, Axioma, Inc., BofA Securities Inc. Futures, Barclays Capital Inc., Belle Haven Instruments, Brean Capital, LLC, Brownstone, Cabrera Capital Markets,

LLC, Caprok Capital, Citigroup Global Markets, Inc., Crews & Associates, Inc., Credit Suisse Securities (USA) LLC, DA Davidson & Co., FMSBond, Inc., George K. Baum & Company, Headlands Tech Global Markets, LLC, Herbert J. Sims & Co., Inc., Hilltop Securities (a.k.a. Southwest Securities, Inc.), Hutchinson Shockey Erley & Co., Janney Montgomery Scott, Inc., Jeffries & Company, JP Morgan Securities, Keybanc, Loop Capital Corp., Merrill Lynch Pierce Fenner & Smith, Inc., Mesirow, Morgan Stanley, Oppenheimer Funds, Inc., Piper Sandler & Co., PNC Capital Markets LLC, Ramirez & Co., Inc., Raymond James Financial Services Inc., RBC Capital Markets, RiskMetrics Solutions, LLC, R. Seelaus & Co., Inc., Siebert Williams Shank & Co., LLC, Stephens Inc., Stifel Nicolaus & Company, TD Securities, LLC, Tradeweb Markets, LLC, Truist Financial Corporation, Truist Securities, Inc., US Bancorp, US Bank Global Corporate Trust/Custody, Virtus Capital Markets LLC, and Ziegler Capital. In providing this information, reasonable precautions, including, but not limited to, the execution of a non-disclosure agreement and limitations on the scope of the portfolio holdings information disclosed, are taken to avoid any potential misuse of the disclosed information. All marketing materials prepared by the Trust’s principal underwriter are reviewed by Goldman Sachs’ Compliance department for consistency with the policy.
The Funds described in this SAI currently intend to publish complete portfolio holdings on the Trust’s website(http://www.gsamfunds.com) as of the end of each fiscal quarter, subject to a 60 calendar day lag between the date of the information and the date on which the information is disclosed. A Fund may publish on the website complete portfolio holdings information more frequently if it has a legitimate business purpose for doing so. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website.
Each Fund files portfolio holdings information within 60 days after the end of each fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC’s website at http://www.sec.gov. Each Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. A semi-annual or annual report for each Fund will become available to investors within 60 days after the period to which it relates. Each Fund’s Forms N-PORT and Forms N-CSR are available on the SEC’s website listed above.
Portfolio Characteristics Information. Material portfolio characteristics information that is not publicly available (e.g., information that is not filed with the SEC or disclosed on the Funds’ publicly available website) or calculated from publicly available information may be provided to third parties only if the third-party recipients are required to keep all such portfolio characteristics information confidential and are prohibited from trading on the information they receive in violation of the federal securities laws. Disclosure to such third parties must be approved in advance by the Investment Adviser’s legal or compliance department, who must first determine that the Fund has a legitimate business purpose for doing so. In general, each recipient of material, non-public portfolio characteristics information must sign a confidentiality agreement and agree not to trade on the basis of such information in violation of the federal securities laws, although this requirement will not apply when the recipient is otherwise subject to a duty of confidentiality.
However, upon request, a Fund will provide certain non-public portfolio characteristics information to any (i) shareholder or (ii) non-shareholder (including, without limitation, individuals, institutional investors, intermediaries that sell shares of the Fund, consultants and third-party data providers) whose request for such information satisfies and/or serves a legitimate business purpose for the Fund. Examples of portfolio characteristics information include, but are not limited to, statistical information about a Fund’s portfolio. Portfolio characteristics information that is made available upon request would normally include:
•   Asset Allocation Information – The allocation of a Fund’s portfolio among asset classes, regions, countries, industries, sub-industries, sectors, sub-sectors, strategies or subadvisers; credit quality ratings; and weighted average market capitalization ranges.
•   Financial Characteristics Information – The financial characteristics of a Fund’s portfolio, such as alpha; beta; R-squared; Sharpe ratio; information ratio; standard deviation; tracking error; various earnings and price based ratios (e.g., price-to-earnings and price-to-book); value at risk (VaR); duration information; weighted-average maturity/life; portfolio turnover; attribution; and other aggregated risk statistics (e.g., aggregate liquidity classification information).
In accordance with the policy, this type of portfolio characteristics information that is made available upon request will be disclosed in accordance with, and subject to the time lag indicated in, the schedule below. This portfolio characteristics information may be requested by calling Goldman Sachs & Co. LLC toll-free at 1-800-526-7384 (for Class A, Class C, Class R and Investor Shareholders) or 1-800-621-2550 (for Institutional, Service, Administration, Separate Account Institutional, Class R6 and Class P Shareholders). Portfolio characteristics information that is otherwise publicly available may be disclosed without these time lags.
The type and volume of portfolio characteristics information that is made available upon request will vary among the Goldman Sachs Funds (depending on the investment strategies and the portfolio management team of the applicable Fund). If portfolio characteristics information is disclosed to one recipient, it must also be disclosed to all other eligible recipients requesting the same information. However, under certain circumstances, the volume of portfolio characteristics information provided to one recipient may differ from the volume of portfolio characteristics information provided to other recipients.
Type of Information	When Available Upon Request
Portfolio Characteristics Information
Prior to 15 Business Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

(Except for Aggregate Liquidity Classification Information)	15 Business Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
Aggregate Liquidity Classification Information
Prior to 90 Calendar Days After Month-End: Cannot disclose without (i) a confidentiality agreement; (ii) an agreement not to trade on the basis of non-public information in violation of the federal securities laws; and (iii) legal or compliance approval.

90 Calendar Days After Month-End: May disclose to (i) shareholders and (ii) any non-shareholder whose request satisfies and/or serves a legitimate business purpose for the applicable Fund.
In addition, the Funds described in this SAI currently intend to publish certain portfolio characteristics information on the Trust’s website (http://www.gsamfunds.com) as of the end of each month or fiscal quarter, and such information will generally be subject to a 15 day lag. Operational disruptions and other systems disruptions may delay the posting of this information on the Trust’s website or the availability of this information by calling Goldman Sachs & Co. LLC at the toll-free numbers listed above.
Oversight of the Policy. Under the policy, Fund Representatives will periodically supply the Board of the Trustees with a list of third parties who receive non-public portfolio holdings information and material, non-public portfolio characteristics information pursuant to an ongoing arrangement subject to a confidentiality agreement and agreement not to trade on the basis of such information in violation of the federal securities laws. In addition, the Board receives information, on a quarterly basis, on such arrangements that were permitted during the preceding quarter. Under the policy, the Investment Adviser’s legal and compliance personnel authorize the disclosure of portfolio holdings information and portfolio characteristics information.
Disclosure of Current NAV Per Share
Each Fund’s current NAV per share is available by contacting the Fund at 1-800-621-2550.
Miscellaneous
The Funds reserve the right to pay redemptions by making in-kind distributions of the Funds’ investments (instead of cash). The securities distributed in-kind would be valued for this purpose using the same method employed in calculating the Funds’ NAV per share. See “NET ASSET VALUE.” If a shareholder receives redemption proceeds in-kind, the shareholder should expect to incur transaction costs upon the disposition of the securities received in the redemption. In addition, if you receive redemption proceeds in-kind, you will be subject to market gains or losses upon the disposition of those securities.

The right of a shareholder to redeem shares and the date of payment by a Fund may be suspended for more than seven days for any period during which the New York Stock Exchange is closed, other than the customary weekends or holidays, or when trading on such Exchange is restricted as determined by the SEC; or during any emergency, as determined by the SEC, as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or fairly to determine the value of its net assets; or for such other period as the SEC may by order permit for the protection of shareholders of the Fund. (The Trust may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.)
As stated in the Prospectus, the Trust may authorize Intermediaries and other institutions that provide recordkeeping, reporting and processing services to their customers to accept on the Trust’s behalf purchase, redemption and exchange orders placed by or on behalf of their customers and, if approved by the Trust, to designate other intermediaries to accept such orders. These institutions may receive payments from the Trust or Goldman Sachs for their services. Certain Intermediaries or other institutions may enter into sub-transfer agency agreements with the Trust or Goldman Sachs with respect to their services.
In the interest of economy and convenience, the Trust does not issue certificates representing the Funds’ shares. Instead, the Transfer Agent maintains a record of each shareholder’s ownership. Each shareholder receives confirmation of purchase and redemption orders from the Transfer Agent. Fund shares and any distributions paid by the Fund are reflected in account statements from the Transfer Agent.
The Prospectus and this SAI do not contain all the information included in the Registration Statement filed with the SEC under the 1933 Act with respect to the securities offered by the Prospectus. Certain portions of the Registration Statement have been omitted from the Prospectus and this SAI pursuant to the rules and regulations of the SEC. The Registration Statement including the exhibits filed therewith may be examined at the office of the SEC in Washington, D.C.
Statements contained in the Prospectus or in this SAI as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which the Prospectus and this SAI form a part, each such statement being qualified in all respects by such reference.
Large Trade Notifications
The Transfer Agent may from time to time receive notice that an Intermediary has received a purchase, redemption or exchange order for a large trade in the Fund’s shares. The Fund may determine to enter into portfolio transactions in anticipation of that order, even though the order may not have been processed at the time the Fund entered into such portfolio transactions. This practice provides for a closer correlation between the time shareholders place large trade orders and the time the Fund enters into portfolio transactions based on those orders, and may permit the Fund to be more fully invested in investment securities, in the case of purchase orders, and to more orderly liquidate its investment positions, in the case of redemption orders. The Intermediary may not, however, ultimately process the order. In this case, (i) if the Fund enters into portfolio transactions in anticipation of an order for a large redemption of Fund shares; or (ii) if the Fund enters into portfolio transactions in anticipation of an order for a large purchase of Fund shares and such portfolio transactions occur on the date on which the Intermediary indicated that such order would occur, the Fund will bear any borrowing, trading overdraft or other transaction costs or investment losses resulting from such portfolio transactions. Conversely, the Fund would benefit from any earnings and investment gains resulting from such portfolio transactions.
Line of Credit
As of October 31, 2022, the Funds participated in a $1,250,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust, Goldman Sachs Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used solely for temporary or emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the fiscal year ended October 31, 2022, the Funds did not have any borrowings under the facility. Prior to April 22, 2022, the facility was $1,000,000,000.

Corporate Actions
From time to time, the issuer of a security held in the Funds’ portfolio may initiate a corporate action relating to that security. Corporate actions relating to equity securities may include, among others, an offer to purchase new shares, or to tender existing shares, of that security at a certain price. Corporate actions relating to debt securities may include, among others, an offer for early redemption of the debt security, or an offer to convert the debt security into stock. Certain corporate actions are voluntary, meaning that the Funds may only participate in the corporate action if it elects to do so in a timely fashion. Participation in certain corporate actions may enhance the value of the Funds’ investment portfolio.
In cases where the Funds or an Underlying Manager receives sufficient advance notice of a voluntary corporate action, an Underlying Manager will exercise its discretion, in good faith, to determine whether the Funds will participate in that corporate action. If the Funds or an Underlying Manager does not receive sufficient advance notice of a voluntary corporate action, the Fund may not be able to timely elect to participate in that corporate action. Participation or lack of participation in a voluntary corporate action may result in a negative impact on the value of the Funds’ investment portfolio.
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of February 3, 2023, the following shareholders were shown in the Trust’s records as owning more than 5% of a Fund’s Shares. Except as listed below, the Trust does not know of any other person who owns of record or beneficially 5% or more of a Fund’s Shares.
Multi-Manager International Equity Fund
Class	Name/Address	Percentage of Class
Class P	Goldman Sachs & Co., FBO Omnibus 6600, c/o Mutual Fund Ops, 295 S. Chipeta Way, Floor 4, Salt Lake City, UT 84108-1285	100%*
Multi-Manager U.S. Small Cap Equity Fund
Class	Name/Address	Percentage of Class
Class P	Goldman Sachs & Co., FBO Omnibus 6600, c/o Mutual Fund Ops, 295 S. Chipeta Way, Floor 4, Salt Lake City, UT 84108-1285	100%*
*
Entity owned more than 25% of the outstanding shares of a Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

APPENDIX A DESCRIPTION OF SECURITIES RATINGS
Short-Term Credit Ratings
An S&P Global Ratings short-term issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days. The following summarizes the rating categories used by S&P Global Ratings for short-term issues:
“A-1” – A short-term obligation rated “A-1” is rated in the highest category by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments on these obligations is extremely strong.
“A-2” – A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitments on the obligation is satisfactory.
“A-3” – A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken an obligor’s capacity to meet its financial commitments on the obligation.
“B” – A short-term obligation rated “B” is regarded as vulnerable and has significant speculative characteristics. The obligor currently has the capacity to meet its financial commitments; however, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitments.
“C” – A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation.
“D” – A short-term obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within any stated grace period. However, any stated grace period longer than five business days will be treated as five business days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s Investors Service (“Moody’s”) short-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of thirteen months or less and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default.
Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:
“P-1” – Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
“P-2” – Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
“P-3” – Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.
“NP” – Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
1-A

Fitch, Inc. / Fitch Ratings Ltd. (“Fitch”) short-term issuer or obligation ratings are based in all cases on the short-term vulnerability to default of the rated entity and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-term deposit ratings may be adjusted for loss severity. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations and up to 36 months for obligations in U.S. public finance markets.
The following summarizes the rating categories used by Fitch for short-term obligations:
“F1” – Securities possess the highest short-term credit quality. This designation indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.
“F2” – Securities possess good short-term credit quality. This designation indicates good intrinsic capacity for timely payment of financial commitments.
“F3” – Securities possess fair short-term credit quality. This designation indicates that the intrinsic capacity for timely payment of financial commitments is adequate.
“B” – Securities possess speculative short-term credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.
“C” – Securities possess high short-term default risk. Default is a real possibility.
“RD” – Restricted Default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Typically applicable to entity ratings only.
“D” – Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.
“NR” – This designation indicates that Fitch does not publicly rate the associated issuer or issue.
“WD” – This designation indicates that the rating has been withdrawn and is no longer maintained by Fitch.
DBRS® Ratings Limited (“DBRS”) short-term debt rating scale provides an opinion on the risk that an issuer will not meet its short-term financial obligations in a timely manner. Ratings are based on quantitative and qualitative considerations relevant to the issuer and the relative ranking of claims. The “R-1” and “R-2” rating categories are further denoted by the sub-categories “(high)”, “(middle)”, and “(low)”.
The following summarizes the ratings used by DBRS for commercial paper and short-term debt:
“R-1 (high)” – Short-term debt rated “R-1 (high)” is of the highest credit quality. The capacity for the payment of short-term financial obligations as they fall due is exceptionally high. Unlikely to be adversely affected by future events.
“R-1 (middle)” – Short-term debt rated “R-1 (middle)” is of superior credit quality. The capacity for the payment of short-term financial obligations as they fall due is very high. Differs from “R-1 (high)” by a relatively modest degree. Unlikely to be significantly vulnerable to future events.
“R-1 (low)” – Short-term debt rated “R-1 (low)” is of good credit quality. The capacity for the payment of short-term financial obligations as they fall due is substantial. Overall strength is not as favorable as higher rating categories. May be vulnerable to future events, but qualifying negative factors are considered manageable.
“R-2 (high)” – Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events.
2-A

“R-2 (middle)” – Short-term debt rated “R-2 (middle)” is considered to be of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events or may be exposed to other factors that could reduce credit quality.
“R-2 (low)” – Short-term debt rated “R-2 (low)” is considered to be at the lower end of adequate credit quality. The capacity for the payment of short-term financial obligations as they fall due is acceptable. May be vulnerable to future events. A number of challenges are present that could affect the issuer’s ability to meet such obligations.
“R-3” – Short-term debt rated “R-3” is considered to be at the lowest end of adequate credit quality. There is a capacity for the payment of short-term financial obligations as they fall due. May be vulnerable to future events and the certainty of meeting such obligations could be impacted by a variety of developments.
“R-4” – Short-term debt rated “R-4” is considered to be of speculative credit quality. The capacity for the payment of short-term financial obligations as they fall due is uncertain.
“R-5” – Short-term debt rated “R-5” is considered to be of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet short-term financial obligations as they fall due.
“D” – Short-term debt rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Long-Term Credit Ratings
The following summarizes the ratings used by S&P Global Ratings for long-term issues:
“AAA” – An obligation rated “AAA” has the highest rating assigned by S&P Global Ratings. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.
“AA” – An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitments on the obligation is very strong.
“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitments on the obligation is still strong.
“BBB” – An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to weaken the obligor’s capacity to meet its financial commitments on the obligation.
Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to the obligor’s inadequate capacity to meet its financial commitments on the obligation.
“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB”, but the obligor currently has the capacity to meet its financial commitments on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitments on the obligation.
3-A

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitments on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitments on the obligation.
“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment. The “CC” rating is used when a default has not yet occurred but S&P Global Ratings expects default to be a virtual certainty, regardless of the anticipated time to default.
“C” – An obligation rated “C” is currently highly vulnerable to nonpayment, and the obligation is expected to have lower relative seniority or lower ultimate recovery compared with obligations that are rated higher.
“D” – An obligation rated “D” is in default or in breach of an imputed promise. For non-hybrid capital instruments, the “D” rating category is used when payments on an obligation are not made on the date due, unless S&P Global Ratings believes that such payments will be made within five business days in the absence of a stated grace period or within the earlier of the stated grace period or 30 calendar days. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of similar action and where default on an obligation is a virtual certainty, for example due to automatic stay provisions. An obligation’s rating is lowered to “D” if it is subject to a distressed exchange offer.
“NR” – This indicates that no rating has been requested, or that there is insufficient information on which to base a rating, or that S&P Global Ratings does not rate a particular obligation as a matter of policy.
Plus (+) or minus (-) – The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
Local Currency and Foreign Currency Ratings – S&P Global Ratings’ issuer credit ratings make a distinction between foreign currency ratings and local currency ratings. An issuer’s foreign currency rating will differ from its local currency rating when the obligor has a different capacity to meet its obligations denominated in its local currency, vs. obligations denominated in a foreign currency.
Moody’s long-term ratings are forward-looking opinions of the relative credit risks of financial obligations with an original maturity of one year or more and reflect both on the likelihood of a default on contractually promised payments and the expected financial loss suffered in the event of default. The following summarizes the ratings used by Moody’s for long-term debt:
“Aaa” – Obligations rated “Aaa” are judged to be of the highest quality, subject to the lowest level of credit risk.
“Aa” – Obligations rated “Aa” are judged to be of high quality and are subject to very low credit risk.
“A” – Obligations rated “A” are judged to be upper-medium grade and are subject to low credit risk.
“Baa” – Obligations rated “Baa” are judged to be medium-grade and subject to moderate credit risk and as such may possess certain speculative characteristics.
“Ba” – Obligations rated “Ba” are judged to be speculative and are subject to substantial credit risk.
“B” – Obligations rated “B” are considered speculative and are subject to high credit risk.
“Caa” – Obligations rated “Caa” are judged to be speculative of poor standing and are subject to very high credit risk.
“Ca” – Obligations rated “Ca” are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.
“C” – Obligations rated “C” are the lowest rated and are typically in default, with little prospect for recovery of principal or interest.
4-A

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from “Aa” through “Caa.” The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.
The following summarizes long-term ratings used by Fitch:
“AAA” – Securities considered to be of the highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.
“AA” – Securities considered to be of very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
“A” – Securities considered to be of high credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.
“BBB” – Securities considered to be of good credit quality. “BBB” ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate, but adverse business or economic conditions are more likely to impair this capacity.
“BB” – Securities considered to be speculative. “BB” ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.
“B” – Securities considered to be highly speculative. “B” ratings indicate that material credit risk is present.
“CCC” – A “CCC” rating indicates that substantial credit risk is present.
“CC” – A “CC” rating indicates very high levels of credit risk.
“C” – A “C” rating indicates exceptionally high levels of credit risk.
Defaulted obligations typically are not assigned “RD” or “D” ratings but are instead rated in the “B” to “C” rating categories, depending on their recovery prospects and other relevant characteristics. Fitch believes that this approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.
Plus (+) or minus (-) may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC”.
“NR” – Denotes that Fitch does not publicly rate the associated issue or issuer.
“WD” – Indicates that the rating has been withdrawn and is no longer maintained by Fitch.
The DBRS long-term rating scale provides an opinion on the risk of default. That is, the risk that an issuer will fail to satisfy its financial obligations in accordance with the terms under which an obligation has been issued. Ratings are based on quantitative and qualitative considerations relevant to the issuer, and the relative ranking of the claims. All rating categories other than “AAA” and “D” also contain subcategories “(high)” and “(low)”. The absence of either a “(high)” or “(low)” designation indicates the rating is in the middle of the category. The following summarizes the ratings used by DBRS for long-term debt:
5-A

“AAA” – Long-term debt rated “AAA” is of the highest credit quality. The capacity for the payment of financial obligations is exceptionally high and unlikely to be adversely affected by future events.
“AA” – Long-term debt rated “AA” is of superior credit quality. The capacity for the payment of financial obligations is considered high. Credit quality differs from “AAA” only to a small degree. Unlikely to be significantly vulnerable to future events.
“A” – Long-term debt rated “A” is of good credit quality. The capacity for the payment of financial obligations is substantial, but of lesser credit quality than “AA.” May be vulnerable to future events, but qualifying negative factors are considered manageable.
“BBB” – Long-term debt rated “BBB” is of adequate credit quality. The capacity for the payment of financial obligations is considered acceptable. May be vulnerable to future events.
“BB” – Long-term debt rated “BB” is of speculative , non-investment grade credit quality. The capacity for the payment of financial obligations is uncertain. Vulnerable to future events.
“B” – Long-term debt rated “B” is of highly speculative credit quality. There is a high level of uncertainty as to the capacity to meet financial obligations.
“CCC”, “CC” and “C” – Long-term debt rated in any of these categories is of very highly speculative credit quality. In danger of defaulting on financial obligations. There is little difference between these three categories, although “CC” and “C” ratings are normally applied to obligations that are seen as highly likely to default, or subordinated to obligations rated in the “CCC” to “B” range. Obligations in respect of which default has not technically taken place but is considered inevitable may be rated in the “C” category.
“D” – A security rated “D” is assigned when the issuer has filed under any applicable bankruptcy, insolvency or winding up statute or there is a failure to satisfy an obligation after the exhaustion of grace periods, a downgrade to “D” may occur. DBRS may also use “SD” (Selective Default) in cases where only some securities are impacted, such as the case of a “distressed exchange”.
Municipal Note Ratings
An S&P Global Ratings U.S. municipal note rating reflects S&P Global Ratings’ opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, S&P Global Ratings’ analysis will review the following considerations:
Amortization schedule-the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and
Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.
Note rating symbols are as follows:
“SP-1” – A municipal note rated “SP-1” exhibits a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.
“SP-2” – A municipal note rated “SP-2” exhibits a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.
“SP-3” – A municipal note rated “SP-3” exhibits a speculative capacity to pay principal and interest.
Moody’s uses the Municipal Investment Grade (“MIG”) scale to rate U.S. municipal bond anticipation notes of up to three years maturity. Municipal notes rated on the MIG scale may be secured by either pledged revenues or proceeds of a take-out financing received prior to note maturity. MIG ratings expire at the maturity of the obligation, and the issuer’s long-term rating is only one
6-A

consideration in assigning the MIG rating. MIG ratings are divided into three levels – “MIG-1” through “MIG-3”—while speculative grade short-term obligations are designated “SG.” The following summarizes the ratings used by Moody’s for these short-term obligations:
“MIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.
“MIG-2” – This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.
“MIG-3” – This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.
“SG” – This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.
In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long- or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of risk associated with the ability to receive purchase price upon demand (“demand feature”). The second element uses a rating from a variation of the MIG scale called the Variable Municipal Investment Grade (“VMIG”) scale. The rating transitions on the VMIG scale differ from those on the Prime scale to reflect the risk that external liquidity support generally will terminate if the issuer’s long-term rating drops below investment grade.
“VMIG-1” – This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-2” – This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“VMIG-3” – This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.
“SG” – This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.
“NR” – Is assigned to an unrated obligation.
Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.
About Credit Ratings
An S&P Global Ratings issue credit rating is a forward-looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The opinion reflects S&P Global Ratings’ view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and this opinion may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.
7-A

Moody’s credit ratings must be construed solely as statements of opinion and not statements of fact or recommendations to purchase, sell or hold any securities.
Fitch’s credit ratings relating to issuers are an opinion on the relative ability of an entity to meet financial commitments, such as interest, preferred dividends, repayment of principal, insurance claims or counterparty obligations. Fitch credit ratings are used by investors as indications of the likelihood of receiving the money owed to them in accordance with the terms on which they invested. Fitch’s credit ratings cover the global spectrum of corporate, sovereign financial, bank, insurance and public finance entities (including supranational and sub-national entities) and the securities or other obligations they issue, as well as structured finance securities backed by receivables or other financial assets.
Credit ratings provided by DBRS are forward-looking opinions about credit risk which reflect the creditworthiness of an issuer, rated entity, and/or security. Credit ratings are not statements of fact. While historical statistics and performance can be important considerations, credit ratings are not based solely on such; they include subjective considerations and involve expectations for future performance that cannot be guaranteed. To the extent that future events and economic conditions do not match expectations, credit ratings assigned to issuers and/or securities can change. Credit ratings are also based on approved and applicable methodologies, models and criteria (“Methodologies”), which are periodically updated and when material changes are deemed necessary, this may also lead to rating changes.
Credit ratings typically provide an opinion on the risk that investors may not be repaid in accordance with the terms under which the obligation was issued. In some cases, credit ratings may also include consideration for the relative ranking of claims and recovery, should default occur. Credit ratings are meant to provide opinions on relative measures of risk and are not based on expectations of any specific default probability, nor are they meant to predict such.
The data and information on which DBRS bases its opinions is not audited or verified by DBRS, although DBRS conducts a reasonableness review of information received and relied upon in accordance with its Methodologies and policies.
DBRS uses rating symbols as a concise method of expressing its opinion to the market but there are a limited number of rating categories for the possible slight risk differentials that exist across the rating spectrum and DBRS does not assert that credit ratings in the same category are of “exactly” the same quality.
8-A

APPENDIX B GSAM PROXY VOTING GUIDELINES SUMMARY
Effective March 2022
The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy and Procedures on Proxy Voting for Investment Advisory Clients (the “Policy”). As described in the main body of the Policy, one or more GSAM Portfolio Management Teams and/or the Global Stewardship Team may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.
Region: Americas
1. Business Items	2-B
2. Board of Directors	3-B
3. Executive and Non-Executive Compensation	7-B
4. Shareholders Rights and Defenses	10-B
5. Strategic Transactions and Capital Structures	11-B
6. Environmental and Social Issues	13-B
Region: Europe, Middle East and Africa (EMEA) Proxy Items
1. Business Items	18-B
2. Board of Directors	19-B
3. Remuneration	24-B
4. Shareholder Rights and Defences	26-B
5. Strategic Transactions, Capital Structures and other Business Considerations	26-B
6. Environmental and Social Issues	29-B
Region: Asia Pacific (APAC) Proxy Items
1. Business Items	33-B
2. Board of Directors	34-B
3. Remuneration	39-B
4. Shareholder Rights and Defences	41-B
5. Strategic Transactions, Capital Structures and other Business Considerations	41-B
6. Environmental and Social Issues	43-B
Region: Japan Proxy Items
1. Operational Items	48-B
2. Board of Directors and Statutory Auditors	49-B
3. Compensation	53-B
4. Shareholder Rights and Defenses	53-B
5. Strategic Transactions and Capital Structures	54-B
6. Environmental and Social Issues	55-B
1-B

Region: Americas
The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to North, Central and South American public equity investments of operating and/or holding companies Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.  Business Items
Auditor Ratification
Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:
•  An auditor has a financial interest in or association with the company, and is therefore not independent;
•  There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•  Fees for non-audit services are excessive (generally over 50% or more of the audit fees).
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.
Reincorporation Proposals
We may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights. We may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.
Exclusive Venue for Shareholder Lawsuits
Generally vote FOR on exclusive venue proposals, taking into account:
•  Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company's proxy statement;
•  Whether the company has the following good governance features:
•  Majority independent board;
•  Independent key committees;
•  An annually elected board;
•  A majority vote standard in uncontested director elections;
•  The absence of a poison pill, unless the pill was approved by shareholders; and/or
•  Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
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* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.  Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and/or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities. Vote on director nominees should be determined on a CASE-BY-CASE basis.
Voting on Director Nominees in Uncontested Elections
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST or WITHHOLD from members of the Nominating Committee:
•  At companies incorporated in the US if the board does not have at least 10% women directors and at least one other diverse board director;
•  At companies within the S&P 500, if, in addition to our gender expectations, the board does not have at least one diverse director from an underrepresented ethnic group;
•  At companies not incorporated in the US, if the board does not have at least 10% women directors or does not meet the requirements of local listing rules or corporate governance codes or national targets
Vote AGAINST or WITHHOLD from the full board at companies incorporated in the US that do not have at least one woman director.
Vote AGAINST or WITHHOLD from individual directors who:
•  Sit on more than five public company boards;
•  Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.
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Vote AGAINST or WITHHOLD from members of the Nominating Committee if the average board tenure exceeds 15 years, and there has not been a new nominee in the past 5 years.
Director Independence
At companies incorporated in the US, where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as inside directors, affiliated outside directors, or independent outside directors.
Additionally, we will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).
Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors (as described above) when:
•  The inside director or affiliated outside director serves on the Audit, Compensation or Nominating Committees; and
•  The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and inside directors or affiliated outside directors are participating in voting on matters that independent committees should be voting on.
Director Accountability
Vote AGAINST or WITHHOLD from individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST or WITHHOLD from members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company, including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•  The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a
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shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•  The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Compensation Committee
See section 3 on Executive and Non-Executive compensation for reasons to withhold from members of the Compensation Committee.
Nominating/Governance Committee
Vote AGAINST or WITHHOLD from the members of the Nominating/Governance Committee if:
•  The company has opted into, or failed to opt out of, state laws requiring a classified board structure;
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
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•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders.
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Proxy Access
Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.
We may support proxy access as an important right for shareholders and as an alternative to costly proxy contests and as a method for us to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•  The ownership thresholds, percentage and duration proposed (we generally will not support if the ownership threshold is less than 3%);
•  The maximum proportion of directors that shareholders may nominate each year (we generally will not support if the proportion of directors is greater than 25%); and
•  Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.
We will take the above factors into account when evaluating proposals proactively adopted by the company or in response to a shareholder proposal to adopt or amend the right. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.
Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.
Other Board Related Proposals (Management and Shareholder)
Independent Board Chair (for applicable markets)
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We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Shareholder Proposals Regarding Board Declassification
We will generally vote FOR proposals requesting that the board adopt a declassified board structure.
Majority Vote Shareholder Proposals
We will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated. We also look for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.
Cumulative Vote Shareholder Proposals
We will generally vote FOR shareholder proposals to restore or provide cumulative unless:
•  The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.
3.  Executive and Non-Executive Compensation
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Compensation practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.
Equity Compensation Plans
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Vote CASE-BY-CASE on equity-based compensation plans. Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:
•  The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•  There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.
Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals
Vote FOR annual frequency and AGAINST all proposals asking for any frequency less than annual.
Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors Considered Include:
•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Other Compensation Proposals and Policies
Employee Stock Purchase Plans -- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:
•  Broad-based participation;
•  Limits on employee contributions;
•  Company matching contributions; and
•  Presence of a discount on the stock price on the date of purchase.
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Option Exchange Programs/Repricing Options
Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•  Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•  Rationale for the re-pricing;
•  If it is a value-for-value exchange;
•  If surrendered stock options are added back to the plan reserve;
•  Option vesting;
•  Term of the option--the term should remain the same as that of the replaced option;
•  Exercise price--should be set at fair market or a premium to market;
•  Participants--executive officers and directors should be excluded.
Vote FOR shareholder proposals to put option repricings to a shareholder vote.
Stock Retention Holding Period
Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.
Also consider whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.
Elimination of Accelerated Vesting in the Event of a Change in Control
Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.
Performance-based Equity Awards and Pay-for-Superior-Performance Proposals
Generally vote FOR unless there is sufficient evidence that the current compensation structure is already substantially performance-based. We consider performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.
Say on Supplemental Executive Retirement Plans (SERP)
Generally vote AGAINST proposals asking for shareholder votes on SERP.
Compensation Committee
Vote AGAINST or WITHHOLD from the members of the Compensation Committee if:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP;
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
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4.  Shareholders Rights and Defenses
Shareholder Ability to Act by Written Consent
Generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•  The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•  The company has a history of strong governance practices.
Special Meetings Arrangements
Generally vote FOR management proposals that provide shareholders with the ability to call special meetings.
Generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings. However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.
Generally vote AGAINST management proposals seeking shareholder approval for the company to hold special meetings with 14 days notice unless the company offers shareholders the ability to vote by electronic means and a proposal to reduce the period of notice to not less than 14 days has received majority support.
Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.
Shareholder Voting Requirements
Vote AGAINST proposals to require a supermajority shareholder vote. Generally vote FOR management and shareholder proposals to reduce supermajority vote requirements.
Poison Pills
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it, unless the company has:
•  a shareholder-approved poison pill in place; or
•  adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.
Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.
In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.
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5.  Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
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Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
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Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
Common and Preferred Stock Authorization
Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
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•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
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Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
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•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•  Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
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Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Europe, Middle East and Africa (EMEA) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to EMEA public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.
1.  Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Public Benefit Corporation Proposals
Generally vote FOR management proposals and CASE-BY-CASE on shareholder proposals related to the conversion of the company into a public benefit corporation.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.  Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
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Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•  At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
•  At companies in the FTSE100 if the board does not have at least one director from an underrepresented minority ethnic background, in line with the Parker review guidelines.
Employee and /or Labor Representatives
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Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
Classification of Directors
Executive Director
•  Employee or executive of the company;
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
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Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•  including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to
•  malfeasance or poor supervision, such as operating in private or company interest rather than in
•  shareholder interest; or
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•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
Audit Committee
Vote AGAINST members of the Audit Committee if:
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nomineess in Contested Elections
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Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.  Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
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•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
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Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
•  Remuneration structure is widely inconsistent with local market best practices or regulations
4.  Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
For the Netherlands, vote recommendations regarding management proposals to approve protective preference shares will be determined on a CASE-BY-CASE basis.
For French companies listed on a regulated market, generally VOTE AGAINST any general authorities impacting the share capital (i.e. authorities for share repurchase plans and any general share issuances with or without preemptive rights) if they can be used for antitakeover purposes without shareholders' prior explicit approval.
5.  Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
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Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
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Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
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•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
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•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
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•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
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•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•  Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Asia Pacific (APAC) Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to APAC public equity investments of operating and/or holding companies. Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market. For Japan-specific policies, see Japan Proxy Items from page X.
1.  Business Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Appointment of Internal Statutory Auditors
Vote FOR the appointment or re-election of statutory auditors, unless:
•  There are serious concerns about the statutory reports presented or the audit procedures used;
•  Questions exist concerning any of the statutory auditors being appointed; or
•  The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio has been consistently low without adequate explanation; or
•  The payout is excessive given the company’s financial position.
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Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.
Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless specific reasons exist to implement a lower threshold.
Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote FOR proposals allowing for the convening of hybrid* shareholder meetings if it is clear that it is not the intention to hold virtual-only AGMs. Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
Transact Other Business
Vote AGAINST other business when it appears as a voting item.
Administrative Requests
Generally vote FOR non-contentious administrative management requests.
2.  Board of Directors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should consist of a majority of independent directors and / or meet local best practice expectations; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
•  Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
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•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  There are other considerations which may include sanction from government or authority, violations of laws and regulations, or other issues relate to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee:
•  At companies if the board does not have at least 10% women directors, or does not meet the requirements of local listing rules or corporate governance codes or national targets;
Employee and /or Labor Representatives
Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.
Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.
Director Independence
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Classification of Directors
Executive Director
•  Employee or executive of the company;
•  Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
•  Any director who is attested by the board to be a non-independent NED;
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•  Government representative;
•  Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
•  Relative of a former executive of the company or its affiliates;
•  A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•  Founder/co-founder/member of founding family but not currently an employee;
•  Former executive (a cooling off period may be applied);
•  Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
Independent NED
•  No material connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
•  Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Director Accountability
Vote AGAINST individual directors who attend less than 75% of the board and committee meetings without a disclosed valid excuse.
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Generally, vote FOR the bundled election of management nominees, unless adequate disclosures of the nominees have not been provided in a timely manner or if one or more of the nominees does not meet the expectation of our policy.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•  including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If we did not support the shareholder proposal in both years, we will still vote against the committee member(s).
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  The company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (Scope 1, Scope 2, Scope 3 emissions), material to the company’s business;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Discharge of Directors
Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•  A lack of oversight or actions by board members which invoke shareholder distrust related to
•  malfeasance or poor supervision, such as operating in private or company interest rather than in
•  shareholder interest; or
•  Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•  Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•  Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.
Committee Responsibilities and Expectations
Companies should establish committees to oversee areas such as audit, executive and non-executive compensation, director nominations and ESG oversight. The responsibilities of the committees should be publicly disclosed.
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Audit Committee
Vote AGAINST members of the Audit Committee if:
•  Non-audit-related fees are substantial, or are in excess of standard annual audit-related fees, or in excess of permitted local limits and guidelines.
•  The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied;
•  There is excessive pledging or hedging of stock by executives;
•  There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•  No members of the Audit Committee hold sufficient financial expertise.
Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of accounting principles and material weaknesses identified in audit-related disclosures.
Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.
Remuneration Committee
See section 3 on Remuneration for reasons to vote against members of the Remuneration Committee.
Nominating/Governance Committee
Vote AGAINST members of the Nominating/Governance Committee if:
•  At the previous board election, any director received more than 50% withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;
•  The board does not meet our diversity expectations;
•  The board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or could adversely impact shareholders
Voting on Director Nominees in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
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•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed; and
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair (for applicable markets)
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board, or majority in countries where employee representation is common practice;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
3.  Remuneration
Pay Practices
Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of remuneration criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably. Remuneration practices should allow a company to attract and retain proven talent. Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.
If the company maintains problematic or poor pay practices, generally vote:
•  AGAINST Management Say on Pay (MSOP) Proposals, Remuneration Reports; or
•  AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•  If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST from Remuneration Committee members.
Remuneration Plans
Vote CASE-BY-CASE on management proposals for a vote on executive remuneration, considering the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices.
Factors considered may include:
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•  Pay for Performance Disconnect;
•  We will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR (“Total Shareholder Return”) and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.
•  Long-term equity-based compensation is 100% time-based;
•  Board’s responsiveness if company received low shareholder support in the previous year’s MSOP or remuneration vote;
•  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•  Egregious employment contracts;
•  Excessive perquisites or excessive severance and/or change in control provisions;
•  Repricing or replacing of underwater stock options without prior shareholder approval;
•  Egregious pension/SERP (supplemental executive retirement plan) payouts;
•  Extraordinary relocation benefits;
•  Internal pay disparity; and
•  Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives.
Non-Executive Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
Other Remuneration Related Proposals
Vote on other remuneration related proposals on a CASE-BY-CASE basis.
Remuneration Committee
When voting for members of the Remuneration Committee, factors considered may include:
•  We voted against the company’s MSOP in the previous year, the company’s previous MSOP received significant opposition of votes cast and we are voting against this year’s MSOP; and
•  The board implements a MSOP on a less frequent basis than the frequency that received the plurality of votes cast
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•  Remuneration structure is widely inconsistent with local market best practices or regulations
4.  Shareholder Rights and Defences
Antitakeover Mechanisms
Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
5.  Strategic Transactions, Capital Structures and other Business Considerations
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital or any stricter limit set in local best practice recommendations or law.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital or any stricter limit set in local best practice recommendations or law. At companies in India, vote FOR issuance requests without preemptive rights to a maximum of 25% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
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Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding, or any stricter limit set in local best practice recommendations or law.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•  The increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances, or any stricter limit set in local best practice recommendations or law.
Vote AGAINST proposals to adopt unlimited capital authorizations.
Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.
Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.
Increase in Borrowing Powers
Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.
Share Repurchase Plans
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We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.
Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and The stated rationale for the transaction, including discussions of timing
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
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4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
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•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
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Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
•  Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
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Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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Region: Japan Proxy Items
The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to Japanese public equity investments of operating and/or holding companies. Applying these guidelines is not inclusive of all considerations in the Japanese market.
1.  Operational Items
Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:
•  There are concerns about the accounts presented or audit procedures used; or
•  The company is not responsive to shareholder questions about specific items that should be publicly disclosed.
Appointment of Auditors and Auditor Fees
Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•  There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•  There is reason to believe that the auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•  Name of the proposed auditor has not been published;
•  The auditors are being changed without explanation;
•  Non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or
•  The appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.
Allocation of Income
Vote FOR approval of the allocation of income, unless:
•  The dividend payout ratio is less than 20%, and is not appropriate or sufficient when considering the company’s financial position; or
•  The company proposes the payments even though the company posted a net loss for the year under review, and the payout is excessive given the company’s financial position;
Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.
Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its annual general meeting.
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Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.
Virtual Meetings
Generally vote AGAINST proposals allowing for the convening of virtual-only* shareholder meetings.
* The phrase “virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively through the use of online technology without a corresponding in-person meeting. The term “hybrid shareholder meeting” refers to an in-person, or physical, meeting in which shareholders are permitted to participate online.
2.  Board of Directors and Statutory Auditors
The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; should have independent oversight of management; and should be held accountable for actions and results related to their responsibilities.
Voting on Director Nominees in Uncontested Elections
Vote on director nominees should be determined on a CASE-BY-CASE basis taking into consideration the following:.
•  The company’s committee structure: statutory auditor board structure, U.S.-type three committee structure, or audit committee structure; or
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  There are reservations about:
•  Director terms
•  Bundling of proposals to elect directors
•  Board independence
•  Disclosure of named nominees
•  Combined Chairman/CEO
•  Election of former CEO as Chairman of the board
•  Overboarded directors
•  Composition of committees
•  Director independence
•  Number of directors on the board
•  Lack of gender diversity on the board
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
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•  There are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
Vote AGAINST top executives when the company has an excessive amount of strategic shareholdings.
Vote AGAINST top executives when the company has posted average return on equity (ROE) of less than five percent over the last five fiscal years.
Vote AGAINST top executives when the company does not disclose various components of current emissions, a proxy for a company’s dependency on fossil fuels and other sources of greenhouse gasses (such as Scope 1, Scope 2, Scope 3 emissions), material to the company’s business. For companies with 3-committee structure boards, vote AGAINST the Audit Committee Chair.
Board Composition
We generally believe diverse teams have the potential to outperform and we expect the companies that we invest in to focus on the importance of diversity. When evaluating board composition, we believe a diversity of ethnicity, gender and experience is an important consideration. We encourage companies to disclose the composition of their board in the proxy statement and may vote against members of the board without disclosure. See below how we execute our vote at companies that do not meet our diversity expectations.
Vote AGAINST members of the Nominating Committee if the Board does not have at least 10% women directors. For Japanese boards with statutory auditors or audit committee structure, vote AGAINST top executives.
Director Independence
Classification of Directors
Inside Director
•  Employee or executive of the company;
•  Any director who is not classified as an outside director of the company.
Non-Independent Non-Executive Director (affiliated outsider)
•  Any director specifically designated as a representative of a significant shareholder of the company;
•  Any director who is/was also an employee or executive of a significant shareholder of the company;
•  Beneficial owner (direct or indirect) of at least 10% of the company’s stock, or one of the top 10 shareholders, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%)
•  Government representative;
•  Currently provides or previously provided professional services to the company or to an affiliate of the company;
•  Represents customer, supplier, creditor, banker, or other entity with which company maintains
•  transactional/commercial relationship (unless company discloses information to apply a materiality test);
•  Any director who worked at the company’s external audit firm (auditor).
•  Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•  Relative of a current employee of the company or its affiliates;
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•  Any director who works or has worked at a company whose shares are held by the company in question as strategic shareholdings (i.e. “cross-shareholdings”)
•  Former executive;
•  Any director who has served at a company as an outside director for 12 years or more;
•  Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.
•  “Cooling off period” for former employees or executives’ representation of significant shareholders and other stakeholders, as well as professional services is considered based on the market best practices and liquidity of executive labor market.
Independent Non-Executive Directors (independent outsider)
•  No material connection, either directly or indirectly, to the company other than a board seat.
At companies adopting a board with a statutory auditor committee structure or an audit committee structure, vote AGAINST top executives when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting an audit committee structure, vote AGAINST affiliated outside directors who are audit committee members.
At companies adopting a U.S.-type three committee structure, vote AGAINST members of Nominating Committee when the board consists of fewer than two outside directors or less than 1/3 of the board consists of outside directors.
At companies adopting a U.S.-type three committee structure, vote AGAINST affiliated outside directors when less than a majority of the board consists of independent outside directors.
At controlled companies adopting board with a statutory auditor structure or an audit committee structure, vote AGAINST top executives if the board does not consist of majority independent outside directors.
Director Accountability
Vote AGAINST individual outside directors who attend less than 75% of the board and/or committee meetings without a disclosed valid excuse.
Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, the presence of inappropriate related party transactions, or other issues related to improper business practices.
Vote AGAINST members of the full board or appropriate committee (or only the independent chairman or lead director as may be appropriate in situations such as where there is a classified board and members of the appropriate committee are not up for re-election or the appropriate committee is comprised of the entire board) for the below reasons. New nominees will be considered on a case-by-case basis. Extreme cases may warrant a vote against the entire board.
•  Material failures of governance, stewardship, or fiduciary responsibilities at the company,
•  including but not limited to violations of the United Nations Global Compact principles and/or other significant global standards and failure to disclose material environmental, social and governance information;
•  Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of a newly public company, does not commit to put the pill to a
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shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•  If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.
Voting on Director Nomineess in Contested Elections
Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.
The analysis will generally be based on, but not limited to, the following major decision factors:
•  Company performance relative to its peers;
•  Strategy of the incumbents versus the dissidents;
•  Independence of board candidates;
•  Experience and skills of board candidates;
•  Governance profile of the company;
•  Evidence of management entrenchment;
•  Responsiveness to shareholders;
•  Whether a takeover offer has been rebuffed;
•  Whether minority or majority representation is being sought.
Other Board Related Proposals (Management and Shareholder)
Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.
Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.
Independent Board Chair
We will generally vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•  Two-thirds independent board;
•  A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•  Fully independent key committees; and/or
•  Established, publicly disclosed, governance guidelines and director biographies/profiles.
Statutory Auditor Elections
Statutory Auditor Independence
Vote AGAINST affiliated outside statutory auditors.
For definition of affiliated outsiders, see “Classification of Directors”
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Statutory Auditor Appointment
Vote FOR management nominees taking into consideration the following:
•  Adequate disclosure has not been provided in a timely manner; or
•  There are clear concerns over questionable finances or restatements; or
•  There have been questionable transactions or conflicts of interest; or
•  There are any records of abuses against minority shareholder interests; or
•  The board fails to meet minimum corporate governance standards; or
•  Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•  Outside statutory auditor’s attendance at less than 75% of the board and statutory auditor meetings without a disclosed valid excuse; or
•  Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.
3.  Compensation
Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.
Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
Vote AGAINST proposals to introduce retirement bonuses for outside directors and/or outside statutory auditors, unless the amounts are disclosed and are not excessive relative to other companies in the country or industry.
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis.
Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and statutory auditors on a CASE-BY-CASE basis.
Vote AGAINST proposals to indemnify auditors.
4.  Shareholder Rights and Defenses
Antitakeover Mechanisms
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Generally vote AGAINST all antitakeover proposals, unless certain conditions are met to ensure the proposal is intended to enhance shareholder value, including consideration of the company’s governance structure, the anti-takeover defense duration, the trigger mechanism and governance, and the intended purpose of the antitakeover defense.
5.  Strategic Transactions and Capital Structures
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.
Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•  Valuation;
•  Market reaction;
•  Strategic rationale;
•  Management’s track record of successful integration of historical acquisitions;
•  Presence of conflicts of interest; and
•  Governance profile of the combined company.
Dual Class Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.
Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.
Share Issuance Requests
General Issuances:
Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
Specific Issuances:
Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.
Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
Vote FOR specific proposals to increase authorized capital to any amount, unless:
•  The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed.
Vote AGAINST proposals to adopt unlimited capital authorizations.
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Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.
Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.
Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.
Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.
Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.
Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.
Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.
Share Repurchase Plans
We will generally recommend FOR share repurchase programs taking into account whether:
•  The share repurchase program can be used as a takeover defense;
•  There is clear evidence of historical abuse;
•  There is no safeguard in the share repurchase program against selective buybacks;
•  Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.
Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:
•  The parties on either side of the transaction;
•  The nature of the asset to be transferred/service to be provided;
•  The pricing of the transaction (and any associated professional valuation);
•  The views of independent directors (where provided);
•  The views of an independent financial adviser (where appointed);
•  Whether any entities party to the transaction (including advisers) is conflicted; and
•  The stated rationale for the transaction, including discussions of timing.
6.  Environmental and Social Issues
Overall Approach
Proposals considered under this category could include, among others, reports on:
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1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including labor practices, animal treatment practices within food production and conflict minerals; and
5) overall board structure, including diversity.
•  When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•  The company’s current level of publicly available disclosure, including if the company already discloses similar information through existing reports or policies;
•  If the company has implemented or formally committed to the implementation of a reporting program based on the Sustainability Accounting Standards Board’s (SASB) materiality standards, the Task Force on Climate-related Financial Disclosure’s (TCFD) recommendations, or a similar standard;
•  Whether adoption of the proposal is likely to enhance or protect shareholder value;
•  Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•  The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•  What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•  Whether the subject of the proposal is best left to the discretion of the board;
•  Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Environmental Issues
Climate Transition Plans
Generally vote CASE-BY-CASE on management proposed climate transition plans. When evaluating management proposed plans, the following factors are generally considered:
•  If the company has detailed disclosure of the governance, strategy, risk mitigation efforts, and metrics and targets based on the TCFD’s recommendations, or a similar standard;
•  If the company has detailed disclosure of their current emissions data based on the SASB materiality framework; and
•  If the company has detailed disclosure in line with Paris Agreement goals.
Generally vote CASE-BY-CASE on shareholder proposals requesting climate transition plans. When evaluating these shareholder proposals, the following factors are generally considered:
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•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the proposal asks for detailed disclosure according to the TCFD’s recommendations;
•  If the proposal asks for detailed disclosure of the company’s current emissions data based on the SASB materiality framework;
•  If the proposal asks for long-term targets, as well as short and medium term milestones;
•  If the proposal asks for targets to be aligned to a globally accepted framework, such as Paris Aligned or Net Zero;
•  If the proposal asks for targets to be approved by the Science Based Target Initiative (“SBTi”);
•  If the proposal seeks to add reasonable transparency and is not onerous or overly prescriptive; and
•  Whether the proposal is binding or non-binding.
Environmental Sustainability Reporting
Generally vote FOR shareholders proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, including the impacts of climate change and biodiversity loss. The following factors will be considered:
•  The company’s current level of publicly available disclosure including if the company already discloses similar information through existing reports or policies;
•  If the company has formally committed to the implementation of a reporting program based on the SASB materiality standards, the TCFD’s recommendations, or a similar standard within a specified time frame;
•  If the company’s current level of disclosure is comparable to that of its industry peers; and
•  If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.
Other Environmental Proposals
Vote CASE-BY-CASE on the following shareholder proposals if relevant to the company:
•  Seeking information on the financial, physical, or regulatory risks a company faces related to climate change on its operations and investment, or on how the company identifies, measures and manages such risks;
•  Calling for the reduction of Greenhouse Gas (GHG) emissions;
•  Seeking reports on responses to regulatory and public pressures surrounding climate change, and for disclosure of research that aided in setting company policies around climate change;
•  Requesting an action plan including science based targets and a commitment to net zero emissions by 2050 or earlier;
•  Requesting a report/disclosure of goals on GHG emissions from company operations and/or products;
•  Requesting a company report on its energy efficiency policies; and
•  Requesting reports on the feasibility of developing renewable energy resources.
Social Issues
Board and Workforce Demographics
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A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.
Generally vote FOR proposals requesting reports on a company’s efforts to diversify the board, unless:
•  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
•  The board already reports on its nominating procedures and gender and racial minority initiatives on the board.
Gender Pay Gap
Generally vote CASE-BY-CASE on proposals requesting reports on a company’s pay data by gender, or a report on a company’s policies and goals to reduce any gender pay gap, taking into account:
•  The company’s current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy and fair and equitable compensation practices;
•  Whether the company has been the subject of recent controversy, litigation or regulatory actions related to gender pay gap issues; and
•  Whether the company’s reporting regarding gender pay gap policies or initiatives is lagging its peers.
Labor, Human and Animal Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor, human, and/or animal rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•  The degree to which existing relevant policies and practices are disclosed;
•  Whether or not existing relevant policies are consistent with internationally recognized standards;
•  Whether company facilities and those of its suppliers are monitored and how;
•  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•  The scope of the request; and
•  Deviation from industry sector peer company standards and practices.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports about a company’s use of mandatory arbitrations in employment claims, taking into account the company’s existing policies and disclosures of policies.
Generally vote CASE-BY-CASE on shareholder proposals requesting reports on the actions taken by a company to prevent sexual and other forms of harassment or on the risks posed by the company’s failure to take such actions, taking into account the company’s existing policies and disclosures of policies.
Racial Equity Audit
•  Generally vote CASE-BY-CASE on shareholder proposals requesting the board oversee a racial equity audit. While we believe the decision to initiate an independent audit is best left to management judgment under the oversight of the board of directors, the following factors are generally considered:
•  The degree to which existing relevant policies and practices are disclosed;
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•  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers; and
Whether the gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business.
Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives
We generally believe that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity. When evaluating these proposals, we consider the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.
Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Generally vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•  There is no significant potential threat or actual harm to shareholders’ interests;
•  There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•  There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.
We generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.
We generally will vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.
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APPENDIX C UNDERLYING MANAGERS PROXY VOTING GUIDELINES SUMMARIES
BOSTON PARTNERS GLOBAL INVESTORS, INC.
Proxy Voting Policies and Procedures
As of September 2022
Boston Partners Global Investors, Inc. (“Boston Partners”) is an investment adviser comprised of two divisions, Boston Partners and Weiss, Peck & Greer Partners (“WPG”). Boston Partners’ Governance Committee (the “Committee”) is comprised of representatives from portfolio management, securities analyst, portfolio research, quantitative research, investor relations, sustainability and engagement, and legal/compliance teams. The Committee is responsible for administering and overseeing Boston Partners’ proxy voting process. The Committee makes decisions on proxy policy, establishes formal Boston Partners’ Proxy Voting Policies (the “Proxy Voting Policies”) and updates the Proxy Voting Policies as necessary, but no less frequently than annually. In addition, the Committee, in its sole discretion, delegates certain functions to internal departments and/or engages third-party vendors to assist in the proxy voting process. Finally, members of the Committee are responsible for evaluating and resolving conflicts of interest relating to Boston Partners’ proxy voting process.
To assist Boston Partners in carrying out our responsibilities with respect to proxy activities, Boston Partners has engaged Institutional Shareholder Services Inc. (“ISS”), a third-party corporate governance research service, which is registered as an investment adviser. ISS receives all proxy-related materials for securities held in client accounts and votes the proposals in accordance with Boston Partners’ Proxy Voting Policies. ISS assists Boston Partners with voting execution through an electronic vote management system that allows ISS to pre-populate and automatically submit votes in accordance with Boston Partners’ Proxy Voting Policies. While Boston Partners may consider ISS’s recommendations on proxy issues, Boston Partners bears ultimate responsibility for proxy voting decisions and can change votes via ISS’ electronic voting platform at any time before a meeting’s cut-off date. ISS also provides recordkeeping and vote-reporting services.
How Boston Partners Votes
For those clients who delegate proxy voting authority to Boston Partners, Boston Partners has full discretion over votes cast on behalf of clients. All proxy votes on behalf of clients are voted the same way; however, Boston Partners may refrain from voting proxies for certain clients in certain markets. These arrangements are outlined in respective client investment management agreements. Boston Partners may also refrain from voting proxies on behalf of clients when shares are out on loan; when share blocking is required to vote; where it is not possible to vote shares; where there are legal or operational difficulties; where Boston Partners believes the administrative burden and/ or associated cost exceeds the expected benefit to a client; or where not voting or abstaining produces the desired outcome.
Boston Partners meets with ISS at least annually to review ISS policy changes, themes, methodology, and to review the Proxy Voting Policies. The information is taken to the Committee to discuss and decide what changes, if any, need to be made to the Proxy Voting Policies for the upcoming year.
The Proxy Voting Policies provide standard positions on likely issues for the upcoming proxy season. In determining how proxies should be voted, including those proxies the Proxy Voting Policies do not address or where the Proxy Voting Policies’ application is ambiguous, Boston Partners primarily focuses on maximizing the economic value of its clients’ investments. This is accomplished through engagements with Boston Partners’ analysts and issuers, as well as independent research conducted by Boston Partners’ Sustainability and Engagement Team. In the case of social and political responsibility issues that, in its view, do not primarily involve financial considerations, it is Boston Partners’ objective to support shareholder proposals that it believes promote good corporate citizenship. If Boston Partners believes that any research provided by ISS or other sources is incorrect, that research is ignored in the proxy voting decision, which is escalated to the Committee so that all relevant facts can be discussed, and a final vote determination can be made. Boston Partners is alerted to proposals that may require more detailed analysis via daily system generated refer notification emails. These emails prompt the Committee Secretary to call a Committee meeting to discuss the items in question.
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Although Boston Partners has instructed ISS to vote in accordance with the Proxy Voting Policies, Boston Partners retains the right to deviate from the Proxy Voting Policies if, in its estimation, doing so would be in the best interest of clients.
Conflicts
Boston Partners believes clients are sufficiently insulated from any actual or perceived conflicts Boston Partners may encounter between its interests and those of its clients because Boston Partners votes proxies based on the predetermined Proxy Voting Policies. However, as noted, Boston Partners may deviate from the Proxy Voting Policies in certain circumstances, or the Proxy Voting Policies may not address certain proxy voting proposals. If a member of Boston Partners’ research or portfolio management team recommends that Boston Partners vote a particular proxy proposal in a manner inconsistent with the Proxy Voting Policies or if the Proxy Voting Policies do not address a particular proposal, Boston Partners will adhere to certain procedures designed to ensure that the decision to vote the particular proxy proposal is based on the best interest of Boston Partners’ clients. These procedures require the individual requesting a deviation from the Proxy Voting Policies to complete a Conflicts Questionnaire (the “Questionnaire”) along with written documentation of the economic rationale supporting the request. The Questionnaire seeks to identify possible relationships with the parties involved in the proxy that may not be apparent. Based on the responses to the Questionnaire, the Committee (or a subset of the Committee) will determine whether it believes a material conflict of interest is present. If a material conflict of interest is found to exist, Boston Partners will vote in accordance with client instructions, seek the recommendation of an independent third-party or resolve the conflict in such other manner as Boston Partners believes is appropriate, including by making its own determination that a particular vote is, notwithstanding the conflict, in the best interest of clients.
Oversight
Meetings and upcoming votes are reviewed by the Committee Secretary with a focus on votes against management. Votes on behalf of Boston Partners’ clients are reviewed and compared against ISS’ recommendations. When auditing vote instructions, which Boston Partners does at least annually, ballots voted for a specified period are requested from ISS, and a sample of those meetings are reviewed by Boston Partners’ Operations Team. The information is then forwarded to compliance/ the Committee Secretary for review. Any perceived exceptions are reviewed with ISS and an analysis of what the potential vote impact would have been is conducted. ISS’ most recent SOC-1 indicates they have their own control and audit personnel and procedures, and a sample of ballots are randomly selected on a quarterly basis. ISS compares ballots to applicable vote instructions recorded in their database. Due diligence meetings with ISS are conducted periodically.
Disclosures
A copy of Boston Partners’ Proxy Voting Policies and Procedures, as updated from time to time, as well as information regarding the voting of securities for a client account are available upon request from your Boston Partners relationship manager. A copy of Boston Partners’ Proxy Voting Policies and Procedures are also available at https://www.boston-partners.com/. For general inquires, contact (617) 832-8153.
Brown Advisory, LLC
PROXY VOTING POLICY ON SECURITIES
The firm receives proxy ballots on behalf of clients and shall vote such proxies consistent with this Policy, which sets forth the firm’s standard approach to voting on common proxy questions. In general, this Policy is designed to ensure that the firm votes proxies in the best interest of clients, so as to promote the long-term economic value of the underlying securities. These votes are informed by both financial and extra-financial data, including material ESG factors.
Clients may, at any time, opt to change their proxy voting authorization. Upon notice that a client has revoked the firm’s authority to vote proxies, the firm will have the client account removed from omnibus voting and have the proxy setting updated accordingly. This update at the custodian routes all ballots and annual reports to the legal address on record of the account holder.
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To facilitate the proxy voting process, the firm has engaged Institutional Shareholder Services Inc. (“ISS”), an unaffliated, third-party proxy voting service, to provide proxy research and voting recommendations. In addition, the firm subscribes to ISS’s proxy vote management system, which provides a means to receive and vote proxies, as well as services for record-keeping, auditing, reporting and disclosure regarding votes. However, securities held within institutional equity strategies are voted on a case-by-case basis, meaning, we do not rely exclusively on the proxy policy, and complement our proxy provider’s research with our own proprietary research to arrive at independent decisions, when needed. The firm will regularly review our relationship with ISS in order to assess its capacity and competency to provide services to the firm and to review certain of its significant policies and procedures, including those governing conflicts of interests, error identification and correction and processes to evaluate additional information received during the proxy process.
On a regular basis, a list of upcoming proxies issued for companies held within the institutional strategies are provided to the institutional portfolio managers. Except in situations identified as presenting material conflicts of interest, the institutional portfolio manager responsible for the institutional strategy that holds the security may make the final voting decision based on a variety of considerations. In circumstances where the securities are not held within an institutional strategy, proxies will be voted according to Brown Advisory’s policy, unless the client-specific guidelines provided by Brown Advisory to ISS specify otherwise. Generally, Brown Advisory’s proxy voting philosophy is aligned with ISS recommendations.
In keeping with its fiduciary obligations to clients, the firm considers each proxy voting proposal related to holdings in the firm’s institutional strategies on its own merits and an independent determination is made based on the relevant facts and circumstances, including both fundamental and ESG factors. Proxy proposals include a wide range of routine and non-routine matters. The firm generally votes with management on routine matters and takes a more case-by-case approach regarding non-routine matters.
Voting preferences of clients may differ based on their values. The firm seeks to provide clients with the opportunity to have proxies voted in line with these values. From time to time, clients may prefer to select alternative voting guidelines that better align with their values. In these cases, the firm will work with ISS to identify an appropriate alternative policy. Where no appropriate alternative policy is available, the firm will endeavor to work with the client to set up appropriate guidelines and procedures to vote case-by-case.
Proxy Voting Principles for Securities Held within our Institutional Strategies
1.The following principles serve as a foundation of our approach to proxy voting for securities held within our institutional strategies. For these securities, Brown Advisory’s equity research team has researched the company and generally is well-informed of any issues material to the company’s business model and practices. As such, we believe we are in a position to engage with companies on these issues both through proxy voting and other engagement practices. Proxy voting is a democratic process that offers shareholders the opportunity to have their voice heard and express their sentiment as owners. For this reason, we believe that the rights of shareholders with regard to these resolutions should be protected by regulators to ensure that investors’ perspectives can always be heard in a public forum. We seek to participate in industry-wide activities that express support for these rights, such as sign-on letters and other initiatives to communicate views to the SEC, FINRA and other regulatory bodies.
2.Proxy voting is our fiduciary duty. We hold ourselves responsible for aligning our investment decision-making process and our proxy voting, in order to be consistent about what we seek from companies we hold in our institutional portfolios. We seek investments that are building and protecting long-term shareholder value, and we believe this is reflected in all of our proxy voting decisions. Responsible management of ESG issues is one input to achieving long-term shareholder value, and as such, we are likely to support those shareholder proposals that encourage company action on what we believe are material ESG risks or opportunities.
3.Transparency is essential. Brown Advisory is committed to providing proxy reporting and standardized disclosure of our voting history, as well as publishing N-PX filings for our mutual funds as required by law. Transparency is an important step in helping our clients evaluate whether we uphold our stated principles within our Sustainable and ESG strategies.
4.Bottom-up due diligence should inform voting decisions. We review each proposal that comes up for vote. Our analysts seek to dive below the surface and fully understand the implications of especially complex and material proposals. The recommendations of our proxy voting partner, ISS, are taken into consideration but do not determine our final decisions.
5.Collaboration with other stakeholders can inform our voting choice and amplify the signal of our vote. We collaborate on voting research, through dialogue between our analysts and portfolio managers. Where additive and practicable, we also collaborate with external stakeholders including company management, ISS, issue experts, ESG research networks and other stakeholders. We believe this collaboration leads to better-informed decisions, and in certain instances, collaboration can help to send a stronger message to a company about how the investment community views a given issue.
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6.Proxy voting can be a part of a larger program to encourage positive changes. Proxy voting is just one way to communicate with companies on risks and opportunities. To complement our proxy voting process, and sometimes as result of it, our investment team might choose to pursue an extended engagement with a company as it relates to any information found during the due-diligence process for determining the vote.
Institutional Proxy Voting Process
Proxy voting for our institutional investment strategies is overseen by a Proxy Voting Committee made up of equity research analysts, ESG research analysts, trading operations team members, the Head of Sustainable Investing, our Director of Equity Research and our General Counsel (among others).
The Committee is responsible for overseeing the proxy voting process. Responsibility for determining how a vote is cast, however, rests with our investment and ESG research teams and, ultimately, with the portfolio managers for each Brown Advisory equity investment strategy. While we use the recommendations of ISS as a baseline for our voting, especially for routine management proposals, we vote each proposal after consideration on a case-by-case basis.
Our customized Proxy Voting Policy, developed in consultation with ISS, is reviewed each year and aims to reflect our fundamental and ESG thinking, so as to achieve as much alignment between recommendations and execution as possible, while still enabling our case-by-case approach.
A 30-day outlook of upcoming proposals is circulated to our full equity investment research team each week. Fundamental analysts guide vote recommendations on management proposals, and ESG analysts guide vote recommendations on shareholder proposals, with both groups working together to think through the relevant issues.
Proposals may require additional due diligence and benefit from collaborative investigation, and this is determined on a case-by-case basis. Where necessary, our analysts will conduct research on each proposal, which may include information contained in public filings, policy recommendations and management conversations. When additional proxy materials become available after a voting determination is made, we will seek to consider such filings when they are made sufficiently in advance and where we believe such information would reasonably be expected to affect our voting determination. To enhance our analysis, we may collaborate with our internal and external networks, the resolution filer and/or associated coalition, ISS analysts about their recommendation, the company itself and relevant industry experts. If our additional due diligence uncovers factual errors, incompleteness or inaccuracies in the analysis or recommendation underpinning our vote, the firm will bring this to the attention of ISS.
1.The majority of voting recommendations are in line with our Proxy Voting Policy, and in these cases the vote is automatically cast accordingly.
2.When our recommendation diverges from the Policy, the responsible analyst will contact the portfolio managers who own the name and who have final decision-making power. In most cases, the portfolio managers agree with the analyst’s recommendation, in rare cases they may overrule. In either case, the final recommendation is provided to Brown Advisory’s operations team, which documents the rationale for the vote and ensures vote execution. All votes cast against policy require approval from the firm’s General Counsel.
3.In the event that portfolio managers of different strategies disagree on the vote recommendation for a name they all own, a split vote may be conducted. In general, this disagreement is due to portfolio managers having unique views on an issue. A split vote divides all of the company’s shares held by Brown Advisory and splits the vote in accordance with the strategy’s share ownership to reflect the individual preferences of each strategy’s portfolio manager(s). Split votes trigger a review from the Proxy Voting Committee, and such votes must be approved by the firm’s General Counsel.
GENERAL POSITIONS
Below is a summary of Brown Advisory’s general positions for voting on common proxy questions when Brown Advisory is authorized to vote shares at its discretion rather than by a client’s specific guidelines. Given the dynamic and wide-ranging nature of corporate governance issues that may arise, this summary is not intended to be exhaustive.
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Management Recommendations
Since the quality and depth of management is a primary factor considered when investing in an issuer, the recommendation of the issuer’s management on any issue will be given substantial weight. Furthermore, Brown Advisory runs concentrated equity portfolios which we believe generally results in holding high quality companies that have strong and trustworthy management teams. This quality bias results in our portfolio managers generally supporting management proposals. Although proxies with respect to most issues are voted in line with the recommendation of the issuer’s management, the firm will not blindly vote in favor of management. The firm will not support proxy proposals or positions that it believes compromise clients’ best interests or that the firm determines may be detrimental to the underlying value of client positions.
Election of Directors
Although proxies will typically be voted for a management-proposed slate of directors, the firm may vote against (or withhold votes for) such directors if there are compelling corporate governance reasons for doing so. Some of these reasons may include where a director: attends less than 75% of board and relevant committee meetings; is the CEO of a company where a serious restatement occurred after the CEO certified the financial statements; served at a time when a poison pill was adopted without shareholder approval within the prior year; is the CFO of the company; has an interlocking directorship; has a perceived conflict of interest (or the director’s immediate family member has a perceived conflict of interest); or serves on an excessive number of boards.
The firm seeks to support independent boards of directors comprised of members with diverse backgrounds (including gender and race), a breadth and depth of relevant experience (including sustainability), and a track record of positive, long-term performance. The firm may vote against any boards that do not have the following levels of diversity (i.e. directors who are women or other underrepresented groups):
1.For boards consisting of six or fewer directors, the firm may vote against the Nominating Committee Chair where the board does not have one diverse director by 2022, and two diverse directors by 2024.
2.For boards consisting of more than six directors, the firm may vote against the Nominating Committee Chair where the board does not have 20% diverse board members by 2022, and 30% diverse directors by 2024.
3.In cases where the Nominating Committee Chair is not up for re-election, the firm may vote against other board members including the Chair of the board
Separation of the roles of Chairman and CEO is generally supported, but the firm will not typically vote against a CEO who serves as chairman or director. In the absence of an independent chairman, however, the firm generally supports the appointment of a lead director with authority to conduct sessions outside the presence of the insider chairman.
The firm will typically vote against any inside director seeking appointment to a key committee (audit, compensation, nominating or governance), since the firm believes that the service of independent directors on such committees best protects and enhances the interests of shareholders. Where insufficient information is provided regarding performance metrics, or where pay is not tied to performance (e.g., where management has excessive discretion to alter performance terms or previously defined targets), the firm will typically vote against the chair of the compensation committee.
Appointment and Rotation of Auditors
Management recommendations regarding selection of an auditor shall generally be supported, but the firm will not support the ratification of an auditor when there appears to be a hindrance on auditor independence, intentional accounting irregularity or negligence by the auditor. Some examples include: when an auditing firm has other relationships with the company that may suggest a conflict of interest; when the auditor bears some responsibility for a restatement by the company; when a company has aggressive accounting policies or lack of transparency in financial statements; and when a company changes auditors as a result of disagreement between the company and the auditor regarding accounting principles or disclosure issues. The firm will generally support proposals for voluntary auditor rotation with reasonable frequency and/or rationale.
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Changes in State of Incorporation or Capital Structure
Management recommendations about reincorporation are generally supported unless the new jurisdiction in which the issuer is reincorporating has laws that would dilute the rights of shareholders of the issuer. The firm will generally vote against reincorporation where it believes the financial benefits are minimal and there is a decrease in shareholder rights. Shareholder proposals to change the company’s place of incorporation generally will only be supported in exceptional circumstances.
Proposals to increase the number of authorized shares will be evaluated on a case-by-case basis. Because adequate capital stock is important to the operation of a company, the firm will generally support the authorization of additional shares, unless the issuer has not disclosed a detailed plan for use of the shares, or where the number of shares far exceeds those needed to accomplish a detailed plan. Additionally, if the issuance of new shares will limit shareholder rights or could excessively dilute the value of outstanding shares, then such proposals will be supported only if they are in the best interest of the client.
Corporate Restructurings, Mergers and Acquisitions
These proposals should be examined on a case-by-case basis, as they are an extension of an investment decision.
Proposals Affecting Shareholder Rights
The firm generally favors proposals that are likely to promote shareholder rights and/or increase shareholder value. Proposals that seek to limit shareholder rights, such as the creation of dual classes of stock, generally will not be supported.
Anti-takeover Issues
Measures that impede takeovers or entrench management will be evaluated on a case-by-case basis, taking into account the rights of shareholders, since the financial interest of shareholders regarding buyout offers is so substantial.
Although the firm generally opposes anti-takeover measures because they tend to diminish shareholder rights and reduce management accountability, the firm generally supports proposals that allow shareholders to vote on whether to implement a “poison pill” plan (shareholder rights plan). In certain circumstances, the firm may support a limited poison pill to accomplish a particular objective, such as the closing of an important merger, or a pill that contains a reasonable ‘qualifying offer’ provision. The firm generally supports anti-greenmail proposals, which prevent companies from buying back company stock at significant premiums from a large shareholder.
Shareholder Action
The firm generally supports proposals that allow shareholders to call special meetings, with a minimum threshold of shareholders requesting such a meeting. The firm believes that best practice for a minimum threshold of shareholders required to call a special meeting is generally considered to be between 20-25%, however the firm assesses this on a company-by-company basis. Proposals that allow shareholders to act by written consent are also generally supported, if there is a threshold of the minimum number of votes that would be necessary to authorize the action at a meeting at which all shareholders entitled to vote were present and voting. The firm believes that best practice for a minimum threshold of shareholders required to act by written consent is generally considered to be between 20-25%, however the firm assesses this on a company-by-company basis. In order to assess the appropriateness of special meeting and written consent provisions the firm would, for example, consider the make-up of the existing investor base/ownership, to determine whether a small number of investors could easily achieve the required threshold, as well as what other mechanisms or governance provisions already exist for shareholders to access management.
Proxy Access
The firm believes that shareholders should, under reasonable conditions, have the right to nominate directors of a company. The firm believes that it is generally in the best interest of shareholders for companies to provide shareholders with reasonable opportunity to exercise this right, while also ensuring that short-term investors or investors without substantial investment in the company cannot
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abuse this right. In general, we believe that the appropriate threshold for proxy access should permit up to 20 shareholders that collectively own 3% or more of the company’s outstanding shares for 3 or more years to nominate the greater of 2 directors or 20% of the board’s directors, however the firm assesses this on a case-by-case basis.
Executive Compensation
Although management recommendations should be given substantial weight, proposals relating to executive compensation plans, including stock option plans and other equity-based compensation, should be examined on a case-by- case basis to ensure that the long-term interests of management and shareholders are properly aligned. This alignment includes assessing whether compensation is tied to both ESG and financial KPIs. Share count and voting power dilution should be limited.
The firm generally favors the grant of restricted stock units (RSUs) to executives, since RSUs are an important component of compensation packages that link executives’ compensation with their performance and that of the company. The firm typically opposes caps on executive stock RSUs, since tying an executive’s compensation to the performance of the company provides incentive to maximize share value. The firm also supports equity grants to directors, which help align the interests of outside directors with those of shareholders, although such awards should not be performance-based, so that directors are not incentivized in the same manner as executives.
Proposals to reprice or exchange RSUs are reviewed on a case-by-case basis, but are generally opposed. The firm generally will support a repricing only in limited circumstances, such as if the stock decline mirrors the market or industry price decline in terms of timing and magnitude and the exchange is not value destructive to shareholders.
Although matters of executive compensation should generally be left to the board’s compensation committee, proposals to limit executive compensation will be evaluated on a case-by-case basis.
The firm generally supports shareholder proposals to allow shareholders an advisory vote on compensation. Absent a compelling reason, companies should submit say-on-pay votes to shareholders every year, since such votes promote valuable communication between the board and shareholders regarding compensation. Where there is an issue involving egregious or excessive bonuses, equity awards or severance payments (including golden parachutes), the firm will generally vote against a say-on-pay proposal. The firm may oppose the election of compensation committee members at companies that do not satisfactorily align executive compensation with the interests of shareholders.
Environmental, Social and Governance Issues
Shareholder proposals regarding environmental, social and governance issues, in general, are supported, especially when they would have a clear and direct positive financial effect on shareholder value and would not be burdensome or impose unnecessary or excessive costs on the issuer. The environmental, social and governance proposals we generally support often result in increased reporting and disclosure, which deepens our understanding of the risks and opportunities pertaining to a specific company. Although policy decisions are typically better left to management and the board, in cases where the firm believes a company has not adequately mitigated significant ESG risks, the firm may vote against directors.
Brown Advisory broadly supports proposals that encourage the following considerations that we believe are in the best long-term economic interest of our clients:
Environment
1.Climate change and emissions reporting, goal setting, and action
2.Water quality, accessibility, and management
3.Responsible and effective waste management
4.Energy efficiency and renewable, lower-carbon energy sourcing
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Social
5.Social justice
6.Human rights and responsible labor management
7.Data privacy and AI ethics
Governance
8.Executive compensation measures that are linked to ESG metrics
9.Diverse and inclusive board composition
10.Transparency with regard to political spending
Non-U.S. Proxy Proposals
For actively recommended issuers domiciled outside the United States, the firm may follow ISS’s international proxy voting guidelines, including, in certain circumstances, country-specific guidelines.
Conflicts of Interest
A “conflict of interest” means any circumstance when the firm or one of its affiliates (including officers, directors and employees), or in the case where the firm serves as investment adviser to a Brown Advisory Fund, when the Fund or the principal underwriter, or one or more of their affiliates (including officers, directors and employees), knowingly does a material amount of business with, receives material compensation from, or sits on the board of, a particular issuer or closely affiliated entity and, therefore, may appear to have a conflict of interest between its own interests and the interests of clients or Fund shareholders in how proxies of that issuer are voted. For example, a perceived conflict of interest may exist if an employee of the firm serves as a director of an actively recommended issuer, or if the firm is aware that a client serves as an officer or director of an actively recommended issuer. Conflicts of interest will be resolved in a manner the firm believes is in the best interest of the client.
The firm should vote proxies relating to such issuers in accordance with the following procedures:
Routine Matters and Immaterial Conflicts: The firm may vote proxies for routine matters, and for non-routine matters that are considered immaterial conflicts of interest, consistent with this Policy. A conflict of interest will be considered material to the extent that it is determined that such conflict has the potential to influence the firm’s decision-making in voting a proxy. Materiality determinations will be made by the Chief Compliance Officer or designee based upon an assessment of the particular facts and circumstances.
Material Conflicts and Non-Routine Matters: If the firm believes that (a) it has a material conflict and (b) that the issue to be voted upon is non-routine or is not covered by this Policy, then to avoid any potential conflict of interest:
1.In the case of a Fund, the firm shall contact the Fund board for a review and determination.
2.In the case of all other conflicts or potential conflicts, the firm may “echo vote” such shares, if possible, which means the firm will vote the shares in the same proportion as the vote of all other holders of the issuer’s shares; OR in cases when echo voting is not possible, the firm may defer to ISS recommendations, abstain or vote in a manner that the firm, in consultation with the General Counsel, believes to be in the best interest of the client.
3.If the aforementioned options would not address or ameliorate the conflict or potential conflict, then the firm may abstain from voting, as described below.
Abstention
In recognition of its fiduciary obligations, the firm generally endeavors to vote the proxies it receives. However, the firm may abstain from voting proxies in certain circumstances. For example, the firm may determine that abstaining from voting is appropriate if
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voting is not in the best interest of the client. In addition to abstentions due to material conflicts of interest, situations in which we would not vote proxies might include:
1.Circumstances where the cost of voting the proxy exceeds the expected benefits to the client
2.Circumstances where there are significant impediments to an efficient voting process, including with respect to non-US issuers where the vote requires translations or other burdensome conditions
3.Circumstances where the vote would not reasonably be expected to have a material effect on the value of the client’s investment.
Client-Specific Guidelines
From time to time, clients may prefer to elect alternative voting guidelines in cases where the guidelines previously outlined in this document do not align with the client’s investment or value objectives. The firm seeks to provide clients with the opportunity to have proxies voted in line with their values and objectives. Where a client desires to elect alternative voting guidelines, the firm will work with the client and ISS to identify appropriate alternative voting guidelines. Where no appropriate pre-defined alternative guidelines are available, the firm will endeavor to work with the client to define and set up guidelines to vote proxies on a case-by-case basis. If the firm has not previously implemented the alternative guidelines, members of the firm’s proxy voting committee will review the policy to ensure alignment with our fiduciary duty. The firm may recommend a departure from specific aspects of the selected policy’s guidelines when it deems such a departure to be in the client’s best interest.
CAUSEWAY CAPITAL MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES
June 30, 2021
Overview
As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by investment vehicles managed and sponsored by Causeway, and institutional and private clients who have granted Causeway such voting authority. Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.
Proxies are voted solely in what Causeway believes is the best interests of the client, a fund’s shareholders or, where employee benefit assets are involved, plan participants and beneficiaries (collectively “clients”). Causeway’s intent is to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations. Practicalities in-volved in international investing may make it impossible at times, and at other times dis-advantageous, to vote proxies in every instance.
The Chief Operating Officer of Causeway supervises the proxy voting process. Proxy voting staff monitor upcoming proxy votes, review proxy research, identify potential conflicts of interest and escalate such issues to the Chief Operating Officer, receive input from portfolio managers, and ultimately submit proxy votes in accordance with these Proxy Voting Policies and Procedures. The Chief Operating Officer and President have final decision-making authority over case-by-case votes. To assist in fulfilling its responsibility for voting proxies, Causeway currently uses Institutional Shareholder Services Inc. (“ISS”) for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records. Causeway will conduct periodic due diligence on ISS and its capacity and competency to provide proxy research and the proxy voting services provided to Causeway.
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Proxy Voting Guidelines
Causeway generally votes on specific matters in accordance with the proxy voting guidelines set forth below. However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.
Causeway’s proxy voting guidelines are designed to cast votes consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing strong and independent boards of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution. Causeway’s guidelines also recognize that a company’s management is charged with day-to-day operations and, therefore, Causeway general-ly votes on routine business matters in favor of management’s proposals or positions.
Causeway generally votes for:
•   distributions of income
•   appointment of auditors
•   director compensation, unless deemed excessive
•   boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attend-ance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders. Causeway recognizes that, in certain jurisdictions, local law or regulation may influence Board composition.
•   financial results/director and auditor reports
•   share repurchase plans
•   changing corporate names and other similar matters
Causeway generally votes the following matters on a case-by-case basis:
•   amendments to articles of association or other governing documents
•   changes in board or corporate governance structure
•   changes in authorized capital including proposals to issue shares
•   compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients, and focus on observable long-term returns. Causeway evaluates compensation plans on a case-by-case basis, with due consideration of potential consequences of a particular compensation plan. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.
•   social and environmental issues – Causeway believes that it is generally management’s responsibility to address such issues within the context of in-creasing long-term shareholder value. To the extent that management’s position on a social or environmental issue is inconsistent with increasing long-term shareholder value, Causeway may vote against management or abstain. Causeway may also seek to engage in longer-term dialogue with management on these issues, either separately or in connection with proxy votes on the issue.
•   debt issuance requests
•   mergers, acquisitions and other corporate reorganizations or restructurings
•   changes in state or country of incorporation
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•   related party transactions
Causeway generally votes against:
•   anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.
Conflicts of Interest
Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients. Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway.
Causeway may also have a conflict if Causeway personnel have significant business or personal relationships with participants in proxy contests, corporate directors or director candidates.
The Chief Operating Officer determines the issuers with which Causeway may have a significant business relationship. For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or more of Causeway’s prior calendar year gross revenues; (2) represents $2,000,000 or more in payments from a sponsored vehicle during the prior calendar year; or (3) may not directly involve revenue to Causeway or payments from its sponsored vehicles, but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates or sponsored vehicles, such as a primary service provider of a fund or vehicle managed and sponsored by Causeway, or a significant relation-ship with the company that might create an incentive for Causeway to vote in favor of management.
The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship. For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.
Proxy voting staff will seek to identify potential conflicts of interest in the first instance and escalate relevant information to the Chief Operating Officer. The Chief Operating Officer will reasonably investigate information relating to conflicts of interest. For pur-poses of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates, information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer. Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.
Proxy voting staff will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.
Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities, and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest. For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel/Chief Compliance Officer decides if they involve a material conflict of interest.
If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote. If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:
•   If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.
•   If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third
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party, the Chief Operating Officer will assess the third party’s capacity and competency to analyze the issue, as well as the third party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.
To monitor potential conflicts of interest regarding the research and recommendations of independent third parties, such as ISS, proxy voting staff will review the third party’s disclosures of significant relationships. The Chief Operating Officer will review proxy votes involving issuers where a significant relationship has been identified by the proxy research provider.
Practical Limitations Relating to Proxy Voting
While the proxy voting process is well established in the United States and other developed markets with numerous tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies. These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings relative to deadlines re-quired to submit votes; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) restrictions on the sale of the securities for a period of time prior to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney (which Causeway will typically rely on clients to maintain) to facilitate Causeway’s voting instructions. As a result, Causeway will only use its best efforts to vote clients’ non-US proxies and Causeway may decide not to vote a proxy if it determines that it would be impractical or disadvantageous to do so.
In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.
For clients with securities lending programs, Causeway may not be able to vote proxies for securities that a client has loaned to a third party. Causeway recognizes that clients manage their own securities lending programs. Causeway may, but is not obligated to, notify a client that Causeway is being prevented from voting a proxy due to the securities being on loan. There can be no assurance that such notice will be received in time for the client, if it so chooses, to recall the security.
LAZARD ASSET MANAGEMENT
Global Proxy Voting Policy
A. Introduction
Lazard Asset Management LLC and its investment advisory subsidiaries (“Lazard” or the “firm”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients over the long-term. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”).
Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue in the same manner for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes (i) will maximize sustainable shareholder value as a long-term investor; (ii) is in the best interest of its clients; and (iii) the votes that it casts are intended in good faith to accomplish those objectives.
This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. Lazard will look to alleviate the potential conflict by voting according to pre-approved guidelines. In conflict situations where a pre-approved guideline is to vote case-by-case, Lazard will vote according to the recommendation of one of the proxy voting services Lazard retains to provide independent analysis. More information on how Lazard handles material conflicts of interest in proxy voting is provided in Section F of this Policy.
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B. Responsibility to Vote Proxies
Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.
C. General Administration
1. Overview and Governance
Lazard’s proxy voting process is administered by members of its Operations Department (“the Proxy Administration Team”). Oversight of the process is provided by Lazard’s Legal & Compliance Department and by a Proxy Committee comprised of senior investment professionals, members of the Legal & Compliance Department, the firm’s Co-Heads of Sustainable Investment & Environmental, Social and Corporate Governance (“ESG”) and other personnel. The Proxy Committee meets regularly, generally on a quarterly basis, to review this Policy and other matters relating to the firm’s proxy voting functions. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as needed. A representative of Lazard’s Legal & Compliance Department will participate in all Proxy Committee meetings.
A quorum for the conduct of any meeting will be met if a majority of the Proxy Committee’s members are in attendance by phone or in person. Decisions of the Proxy Committee will be made by consensus and minutes of each meeting will be taken and maintained by the Legal & Compliance Department. The Proxy Committee may, upon consultation with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, take any action that it believes to be necessary or appropriate to carry out the purposes of the Policy. The Chief Compliance Officer, General Counsel or his/her designee, is responsible for updating this Policy, interpreting this Policy, and may act on behalf of the Proxy Committee in circumstances where a meeting of the members is not feasible.
2. Role of Third Parties
Lazard currently subscribes to advisory and other proxy voting services provided by Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co. (“Glass Lewis”). These proxy advisory services provide independent analysis and recommendations regarding various companies’ proxy proposals. While this research serves to help improve our understanding of the issues surrounding a company’s proxy proposals, Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) are responsible for providing the vote recommendation for a given proposal except when the Conflicts of Interest policy applies (see Section F).
ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities on behalf of Lazard’s clients and sponsored funds. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. The Proxy Administration Team reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services. Members of the Proxy Committee, along with members of the Legal & Compliance Team, conducts periodic due diligence of ISS and Glass Lewis consisting of an annual questionnaire and, as appropriate, on site visits.
The Proxy Committee believes that the Policy is consistent with the firm’s Corporate Governance Principals and ESG and Climate Change Policies at https://www.lazardassetmanagement.com/about/esg.
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3. Voting Process
The Proxy Committee has approved proxy voting guidelines applicable to specific types of common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.
For each shareholder meeting the Proxy Administration Team provides Portfolio Management with the agenda and proposals, the Approved Guidelines, independent vote recommendations from Glass Lewis and ISS and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, or where a potential material conflict of interest exists, the Proxy Administration Team will generally vote the proposal according to the Approved Guideline. In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, a member of the Proxy Administration Team will contact a member of the Legal & Compliance Department advising the Proxy Committee. Such communication, which may be in the form of an e-mail, shall include: the name of the issuer, a description of the proposal, the Approved Guideline, any potential conflict of interest presented and the reason(s) Portfolio Management believes a proxy vote in this manner is in the best interest of clients In such cases, the Proxy Committee and the Legal & Compliance Department will review the proposal and make a determination.
Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that Portfolio Management is best able to evaluate the potential impact to shareholders resulting from a particular proposal. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Proxy Administration Team will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. The Proxy Administration Team seeks Portfolio Management’s recommendation on how to vote all such proposals. The Proxy Administration Team may also consult with Lazard’s Chief Compliance Officer, General Counsel or his/her designee, and may seek the final approval of the Proxy Committee regarding a recommendation by Portfolio Management.
As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will consider regional/local law and guidance in applying the Policy.
D. Specific Proxy Items
Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation/ issues, election of directors, mergers and other significant transactions and social or political issues. Lazard’s Approved Guidelines for certain common agenda items are outlined below. The Proxy Committee will also consider any other proposals presented and determine whether to implement a new Approved Guideline. Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or taking other action where unique circumstances require special voting efforts or considerations. These considerations are discussed in more detail in Section G, below.
1. Routine Items
Lazard generally votes routine items as recommended by the issuer’s management and board of directors, based on the view that management is generally in a better position to assess these matters. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to long-term shareholder value. Routine items generally include:
•   issues relating to the timing or conduct of annual meetings;
•   provisionary financial budgets and strategy for the current year;
•   proposals that allow votes submitted for the first call of the shareholder meeting to be considered in the event of a second call;
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•   proposals to receive or approve of variety of routine reports (Lazard will generally vote FOR the approval of financial statements and director and auditor reports unless there are concerns about the accounts presented or audit procedures used or the company is not responsive to shareholder questions about specific items that should be publicly disclosed); and
•   changes to a company’s name.
2. Amendments to Board Policy/Charter/Regulation:
Proposals to amend a company’s Articles of Association and other bylaws are commonly seen at shareholder meetings. Companies usually disclose what is being amended, or the amended bylaws, or both in their meeting circulars. Amendments are nearly always bundled together as a single voting resolution, and Lazard’s general approach is to review these amendments on a case-by-case basis and to oppose article amendments as a whole when they include changes Lazard opposes.
Lazard has Approved Guidelines generally to vote FOR bylaw amendments that are driven by regulatory changes and are technical in nature or meant to update company-specific information such as address and/or business scope.
Lazard has Approved Guidelines generally to vote AGAINST bylaw amendments if
•   there is no disclosure on the proposed amendments or full text of the amended bylaw; or
•   the amendments include increase in the decision authority of what is considered “excessive” and the company fails to provide a compelling justification.
3. Corporate Governance and Shareholder Rights
Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.
a. Board of Directors and its Committees
Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.
Lazard has Approved Guidelines generally to vote FOR the following:
•   the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors1;
•   a requirement that a substantial majority (e.g., 2/3) of a company’s directors be independent;
•   a proposal that a majority of the entirety of the board’s committees be comprised of independent directors;
•   proposals seeking to de-classify a board;
•   the implementation of director stock retention/holding periods;
•   proposals relating to the establishment of directors’ mandatory retirement age and age restrictions for directors especially where such proposals seek to facilitate the improvement of the diversity of the board; and
•   changes to the articles of association and other relevant documents which are in the long-term interests of shareholders;
•   the appointment or (re)election of internal statutory auditors/fiscal council members unless (a) the name of the management nominees are not disclosed in a timely manner prior to the meeting, (b) there are serious concerns about statutory reports presented or the audit procedures used, (c) questions exist concerning any of the auditors, (d) the auditors have previously served the company in an executive capacity (or are otherwise considered affiliated) or (e) minority shareholders have presented timely disclosure of minority fiscal council nominee(s) to be elected under separate elections.
Lazard has Approved Guidelines generally to vote on a CASE by CASE Basis for the following:
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•   proposals to require an independent board chair or the separation of chairman and CEO; and
•   establishment of shareholder advisory committees.
Lazard has Approved Guidelines generally to vote AGAINST the following:
•   proposals seeking to classify a board
•   the election of directors where the board does not have independent “key committees” or sufficient board independence;
•   non-independent directors who serve on key committees that are not sufficiently independent;
•   proposals relating to cumulative voting;
•   proposals where the names of the candidates (in the case of an election) or the principles for the establishment of a committee (where a new committee is being created) have not been disclosed in a timely manner;
•   release of restrictions on competitive activities of directors2 if (a) there is a lack of disclosure on the key information including identities of directors in question, current position in the company and outside boards they are serving on or (b) the non-nomination system is employed by the company for the director election; the discharge of directors, including members of the management board and/or supervisory board and auditors, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties3, and
•   the chair of the board’s nominating committee, or all incumbent nominating committee members in the absence of the chair, if there is not at least one female on the board of directors.
b. Anti-takeover Measures
Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.
Consequently, Lazard has adopted Approved Guidelines to vote AGAINST:
•   proposals to adopt supermajority vote requirements or increase vote requirements;
•   proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them; and
•   “blank check” preferred stock.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions or shareholder rights plans (also known as “poison pill plans”).
Lazard has adopted an Approved Guideline to vote FOR proposals that ask management to submit any new poison pill plan to shareholder vote.

1
However, Lazard will vote against proposals to elect or appoint such committee if the company is on the MSCI-EAFE or local main index and (1) a member of executive management would be a member of the committee; (2) more than one board member who is dependent on a major shareholder would be on the committee or (3) the chair of the board would also be the chair of the committee.
2
This is intended to cover instances where directors engage in commercial transactions with the company and/or are involved with other companies (outside board memberships).
3
For example, a lack of oversight or actions by board members which invoke shareholder distrust, legal issues aiming to hold the board responsible for breach of trust or egregious governance issues.
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c. Conduct of Shareholder Meetings
Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation. Lazard has therefore adopted Approved Guidelines to vote AGAINST:
•   proposals to adjourn US meetings;
•   proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;
•   efforts to eliminate or restrict right of shareholders to act by written consent; and
•   proposals to adopt supermajority vote requirements, or increase vote requirements.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis on changes to quorum requirements and FOR proposals providing for confidential voting.
4. Changes to Capital Structure
Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including investing in financial products and raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management but will monitor these proposals closely to ensure that they are aligned with the long-term interests of shareholders.
Lazard has adopted Approved Guidelines to vote FOR:
•   management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);
•   stock splits and reverse stock splits;
•   investments in financial products unless the company fails to provide meaningful shareholder vote or there are significant concerns with the company’s previous similar investments;4
•   requests to reissue any repurchased shares unless there is clear evidence of abuse of authority in the past;
•   management proposals to adopt or amend dividend reinvestment plans; and
•   dividend distribution policies unless (a) the dividend payout ratio has been consistently below 30% without adequate explanation or (b) the payout is excessive given the company’s financial position.
Lazard has adopted Approved Guidelines to vote on a CASE by CASE basis for:
•   matters affecting shareholder rights, such as amending votes-per-share;
•   management proposals to issue a new class of common or preferred shares (unless covered by an Approved Guideline relating to the disapplication of pre-emption rights);
•   the use of proceeds and the company’s past share issuances;5
•   proposals seeking to approve or amend stock ownership limitations or transfer restrictions; and
•   loan and financing proposals. In assessing requests for loan financing provided by a related party the following factors will be considered: (a) use of proceeds, size or specific amount of loan requested, interest rate and relation of the party providing the loan.

4
Evaluate (a) any known concerns with previous investments, (b) amount of the proposed investment relative to the company’s assets and (c) disclosure of the nature of products in which the company proposed to invest and associated risks of the investment.
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Lazard has adopted Approved Guidelines to vote AGAINST:
•   changes in capital structure designed to be used in poison pill plans or which seeks to disregard pre-emption rights in a way that does not follow guidance set by the UK Pre-Emption Group’s Statement of Principles;
•   the provision of loans to clients, controlling shareholders and actual controlling persons of the company; and
•   the provision of loans to an entity in which the company’s ownership stake is less than 75% and the financing provision is not proportionate to the company’s equity stake.
5. Executive Compensation Issues
Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of long-term shareholders. Lazard generally favors programs intended to reward management and employees for positive and sustained, long-term performance but will take into account various considerations such as whether compensation appears to be appropriate for the company after an analysis of the totality of the circumstances (including the company’s time in history and evolution).
Lazard has Approved Guidelines generally to vote FOR
•   employee stock purchase plans, deferred compensation plans, stock option plans and stock appreciation rights plans that are in the long-term interests of shareholders;
•   proposals to submit severance agreements to shareholders for approval;
•   annual advisory votes on compensation outcomes where the outcomes are considered to be aligned with the interest of shareholders; and
•   annual compensation policy votes where the policy structures are considered to be aligned with the interest of shareholders.
Lazard has Approved Guidelines generally to vote on a CASE by CASE basis regarding:
•   restricted stock plans that do not define performance criteria; and
•   proposals to approve executive loans to exercise options.
Lazard has Approved Guidelines generally to vote AGAINST:
•   proposals to re-price underwater options;
•   annual advisory votes on remuneration outcomes where the outcomes are considered not to be in the interests of shareholders; and
•   annual remuneration policy vote where the policy structures are considered not to be in the interests of shareholders.
6. Mergers and Other Significant Transactions
Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on a CASE by CASE basis for these proposals.

5
Specifically, with respect to the issuance of shares to raise funds for general financing purposes, Lazard will consider the Measures for the Administration of the Issuance of Securities by Listed Companies 2006 and the Detailed Rules for Private Placement by Listed Companies, the China Securities Regulatory Commission.
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7. Environmental, Social, and Corporate Governance
Proposals involving environmental, social, and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities; adoption of certain conservation efforts; adoption of proposals to improve the diversity of the board, the senior management team and the workforce in general; adoption of proposals to improve human capital management or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.
As set out in Lazard’s separate ESG Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the long-term interests of our clients and to manage more effectively long-term investment risks and opportunities related to ESG matters. Lazard generally supports the notion that corporations should be expected to act as good citizens. Lazard generally votes on environmental, social and corporate governance proposals in a way that it believes will most increase long-term shareholder value.
Lazard’s Approved Guidelines are structured to evaluate many environmental, social and corporate governance proposals on a case-by-case basis.
However, as a guide, Lazard will generally vote FOR proposals:
•   asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report);
•   seeking the approval of anti-discrimination policies;
•   which are considered socially responsible agenda items;
•   which improve an investee company’s ESG risk management and related disclosures; and
•   deemed to be in the long-term interests of shareholders.
8. Shareholder Proposals
Lazard believes in the ability of shareholders to leverage their rights related to the use of shareholder proposals to address deficits in best practices and related disclosures by companies. Many ESG issues are improved through such use of shareholder proposals. For example, some companies are collaborating with shareholders on such proposals by voicing their support and recommending that shareholders vote in-line with such proposals.
Lazard has Approved Guidelines generally to vote FOR shareholder proposals which:
•   seek improved disclosure of an investee company’s ESG practices over an appropriate timeframe;
•   seek improved transparency over how the investee company is supporting the transition to a low carbon economy;
•   seek to improve the diversity of the board;
•   seek improved disclosures on the diversity of the board and the wider workforce;
•   seek to establish minimum stock-ownership requirements for directors over an appropriate time frame;
•   seek to eliminate or restrict severance agreements, or
•   are deemed to be in the long-term interests of shareholders including Lazard’s clients.
Lazard has Approved Guidelines generally to vote AGAINST shareholder proposals which:
•   seek to infringe excessively on management’s decision-making flexibility;
•   seek to establish additional board committees (absent demonstrable need);
•   seek to establish term limits for directors if this is unnecessary;
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•   seek to change the size of a board (unless this facilitates improved board diversity);
•   seek to require two candidates for each board seat; or
•   are considered not to be in the long-terms interests of shareholders.
E. Voting Securities in Different Countries
Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being routinely required to send a representative to the meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Proxy Administration Team will consult with Portfolio Management in determining whether to vote these proxies.
There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below).
F. Conflicts of Interest
1. Overview
This Policy and related procedures implemented by Lazard are designed to address potential conflicts of interest posed by Lazard’s business and organizational structure. Examples of such potential conflicts of interest are:
•  Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent company and a registered broker- dealer, or a financial advisory affiliate, has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided financial advisory or related services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);
•  Lazard serves as an investment adviser for a company the management of which supports a particular proposal;
•  Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or
•  A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.
2. General Policy
All proxies must be voted in the best long-term interest of each Lazard client, without consideration of the interests of Lazard, LF&Co. or any of their employees or affiliates. The Proxy Administration Team is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal & Compliance Department. No other employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.
3. Monitoring for Conflicts and Voting When a Material Conflict Exists
The Proxy Administration Team monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or
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against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer and General Counsel.
a. Where Approved Guideline Is For or Against
Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, the Proxy Administration Team votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. The Proxy Administration Team will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline. In situations where the Approved Guideline is to vote Case by Case, Lazard will vote in accordance with the recommendations of one of the proxy voting services Lazard retains to provide independent analysis. Lazard also reserves its right to Abstain.
In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.
b. Where Approved Guideline Is Case-by-Case
In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the majority recommendation of the independent proxy services to which we subscribe. Lazard also reserves the right to Abstain.
G. Other Matters
1. Issues Relating to Management of Specific Lazard Strategies
Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases the Proxy Administration Team will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.
Additionally, Lazard may not receive notice of a shareholder meeting in time to vote proxies for or may simply be prevented from voting proxies in connection with a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.
Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the Portfolio Management teams to determine what action would be in the best interests of its clients. The Chief Compliance Officer or General Counsel, in consultation with members of the Proxy Committee will determine whether it is appropriate to approve a request to split votes among one or more Portfolio Management teams.
2. Stock Lending
As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard
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determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and the Proxy Administration Team will vote the proxies in accordance with the Approved Guidelines.
H. Reporting
Separately managed account clients of Lazard who have authorized Lazard to vote proxies on their behalf will receive information on proxy voting with respect to that account. Additionally, the US mutual funds managed by Lazard will disclose proxy voting information on an annual basis on Form N-PX which is filed with the SEC.
I. Recordkeeping
Lazard will maintain records relating to the implementation of the Approved Guidelines and this Policy, including a copy of the Approved Guidelines and this Policy, proxy statements received regarding client securities, a record of votes cast and any other document created by Lazard that was material to a determination regarding the voting of proxies on behalf of clients or that memorializes the basis for that decision. Such proxy voting books and records shall be maintained in the manner and for the length of time required in accordance with applicable regulations.
J. Review of Policy and Approved Guidelines
The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. The Proxy Committee will make revisions to its Approved Guidelines when it determines it is appropriate or when it sees an opportunity to materially improve outcomes for clients. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
Revised As Of December 7, 2022
MASSACHUSETTS FINANCIAL SERVICES COMPANY
PROXY VOTING POLICIES AND PROCEDURES
January 1, 2023
At MFS Investment Management, our core purpose is to create value responsibly. In serving the long-term economic interests of our clients, we rely on deep fundamental research, risk awareness, engagement, and effective stewardship to generate long-term risk-adjusted returns for our clients. A core component of this approach is our proxy voting activity. We believe that robust ownership practices can help protect and enhance long-term shareholder value. Such ownership practices include diligently exercising our voting rights as well as engaging with our issuers on a variety of proxy voting topics. We recognize that environmental, social and governance (“ESG”) issues may impact the long-term value of an investment, and, therefore, we consider ESG issues in light of our fiduciary obligation to vote proxies in what we believe to be in the best long-term economic interest of our clients.
MFS Investment Management and its subsidiaries that perform discretionary investment activities (collectively, “MFS”) have adopted these proxy voting policies and procedures (“MFS Proxy Voting Policies and Procedures”) with respect to securities owned by the clients for which MFS serves as investment adviser and has been delegated the power to vote proxies, on behalf of such clients. These clients include pooled investment vehicles sponsored by MFS (an “MFS Fund” or collectively, the “MSF Funds”).
Our approach to proxy voting is guided by the overall principle that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of our clients, and not in the interests of any other party, including company
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management, or in MFS’ corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships. These Proxy Voting Policies and Procedures include voting guidelines that govern how MFS generally will gote on specific matters as well as how we monitor potential material conflicts of interest on the part of MFS that could arise in connection with the voting of proxies on behalf of MFS’ clients.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines that govern how MFS generally will vote on specific matters presented for shareholder vote.
Our approach to proxy voting is guided by the following additional principles:
1.Consistency in application of the policy across multiple client portfolios: While MFS generally votes consistently on the same matter when securities of an issuer are held by multiple client portfolios, MFS may vote differently on the matter for different client portfolios under certain circumstances. For example, we may vote differently for a client portfolio if we have received explicit voting instructions to vote differently from such client for its own account. Likewise, MFS may vote differently if the portfolio management team responsible for a particular client account believes that a different voting instruction is in the best long-term economic interest of such account.
2.Consistency in application of policy across shareholder meetings in most instances: As a general matter, MFS seeks to vote consistently on similar proxy proposals across all shareholder meetings. However, as many proxy proposals (e.g., mergers, acquisitions, and environmental, social and governance shareholder proposals) are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the issuer and proposal MFS may vote similar proposals differently at different shareholder meetings. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients.
3.Consideration of company specific context and informed by engagement: As noted above MFS will seek to consider a company’s specific context in determining its voting decision. Where there are significant, complex or unusual voting items we may seek to engage with a company before making the vote to further inform our decision. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
4.Clear decisions to best support issuer processes and decision making: To best support improved issuer decision making we strive to generally provide clear decisions by voting either For or Against each item. We may however vote to Abstain in certain situations if we believe a vote either For or Against may produce a result not in the best long-term economic interests of our clients.
5.Transparency in approach and implementation: In addition to the publication of the MFS Proxy Voting Policies and Procedures on our website, we are open to communicating our vote intention with companies, including ahead of the annual meeting. We may do this proactively where we wish to make our view or corresponding rationale clearly known to the company. Our voting data is reported to clients upon request and publicly on a quarterly and annual basis on our website (under Proxy Voting Records & Reports). For more information about reporting on our proxy voting activities, please refer to Section F below.
A.VOTING GUIDELINES
The following guidelines govern how MFS will generally vote on specific matters presented for shareholder vote. These guidelines are not exhaustive, and MFS may vote on matters not identified below. In such circumstances, MFS will be governed by its general policy to vote in what MFS believes to be in the best long-term economic interest of its clients.
These guidelines are written to apply to the markets and companies where MFS has significant assets invested. There will be markets and companies, such as controlled companies and smaller markets, where local governance practices are taken into consideration and
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exceptions may need to be applied that are not explicitly stated below. There are also markets and companies where transparency and related data limit the ability to apply these guidelines.
Board structure and performance
MFS generally supports the election and/or discharge of directors proposed by the board in uncontested or non-contentious elections, unless concerns have been identified, such as in relation to:
Director independence
MFS believes that good governance is enabled by a board with at least a simple majority of directors who are “independent” (as determined by MFS in its sole discretion)1 of management, the company and each other. MFS may not support the non-independent nominees, or other relevant director (e.g., chair of the board or the chair of the nominations committee), where insufficient independence is identified and determined to be a risk to the board’s and/or company’s effectiveness.
As a general matter we will not support a nominee to a board if, as a result of such nominee being elected to the board, the board will consist of less than a simple majority of members who are “independent.” However, there are also governance structures and markets where we may accept lower levels of independence, such as companies required to have non-shareholder representatives on the board, controlled companies, and companies in certain Asian or emerging markets. In these circumstances we generally expect the board to be at least one-third independent or at least half of shareholder representatives to be independent, and as a general matter we will not support the nominee to the board if as a result of such nominee’s elections these expectations are not met. In certain circumstances, we may not support another relevant director’s election. For example, in Japan, we will generally not support the most senior director where the board is not comprised of at least one-third independent directors.
MFS also believes good governance is enabled by a board whose key committees, in particular audit, nominating and compensation/remuneration, consist entirely of “independent” directors. For US and Canadian companies, MFS generally votes against any non-independent nominee that would cause any of the audit, compensation, nominating committee to not be fully independent. For Switzerland and UK issuers MFS generally votes against any non-independent nominee which would cause the audit or compensation/remuneration committee to not be fully independent.
In other markets MFS generally votes against non-independent nominees or other relevant director if a majority of committee members or the chair of the audit committee are not independent. However, there are also governance structures (e.g., controlled companies or boards with non-shareholder representatives) and markets where we may accept lower levels of independence for these key committees.
1
MFS’ determination of “independence” may be different than that of the company, the exchange on which the company is listed, or of third party (e.g., proxy advisory firm).
Tenure in leadership roles
For a board with a lead independent director whose overall tenure on the board equals or exceeds twenty (20) years, we will generally engage with the company to encourage refreshment of that role, and we may vote against the long tenured lead director if progress on refreshment is not made or being considered by the company’s board.
Overboarding
All directors on a board should have sufficient time and attention to fulfil their duties and play their part in achieving effective oversight, both in normal and exceptional circumstances. As a general matter, we vote against a director’s election if they:
•  Are not a CEO of a public company, but serve on more than four (4) public company boards in total at US companies and more than five (5) in other markets.
•  Are a CEO of a public company, and serve on more than two (2) public company boards in total at US companies and two (2) outside companies in other markets. In these cases, MFS would only apply a vote against at the meetings of the companies where the director is non-executive.
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MFS may also vote against any director if we deem such nominee to have board roles or outside time commitments that we believe would impair their ability to dedicate sufficient time and attention to their director role. MFS may consider exceptions to this policy if: (i) the company has disclosed the director’s plans to step down from the number of public company boards exceeding the above limits, as applicable, within a reasonable time; or (ii) the director exceeds the permitted number of public company board seats solely due to either his/her board service on an affiliated company (e.g., a subsidiary), or service on more than one investment company within the same investment company complex (as defined by applicable law).
Diversity
MFS believes that a well-balanced board with diverse perspectives is a foundation for sound corporate governance, and this is best spread across the board rather than concentrated in a few individuals. We take a holistic view on the dimensions of diversity that can lead to diversity of perspectives and stronger oversight and governance.
Gender diversity is one such dimension and where good disclosure and data enables a specific expectation and voting policy. On gender representation specifically MFS wishes to see companies in all markets achieve a consistent minimum representation of women of at least a third of the board, and we are likely to increase our voting policy towards this over time.
Currently, MFS will generally vote against the chair of the nominating and governance committee or other most relevant position at any company whose board is comprised of an insufficient representation of directors who are women for example:
•  At US, Canadian, European, Australian companies: less than 22%.
•  At Japanese companies: less than 10%.
As a general matter, MFS will vote against the chair of the nominating committee of US S&P 500 companies and UK FTSE 100 companies that have failed to appoint at least one director who identifies as either an underrepresented ethnic/racial minority or a member of the LGBTQ+ community.
MFS may consider exceptions to these guidelines if we believe that the company is transitioning towards these goals or has provided clear and compelling reasons for why they have been unable to comply with these goals.
For other markets, we will engage on board diversity and may vote against the election of directors where we fail to see progress.
Board size
MFS believes that the size of the board can have an effect on the board’s ability to function efficiently and effectively. While MFS may evaluate board size on a case-by-case basis, we will typically vote against the chair of the nominating and governance committee in instances where the size of the board is greater than sixteen (16) members. An exception to this is companies with requirements to have equal representation of employees on the board where we expect a maximum of twenty (20) members.
Other concerns related to director election:
MFS may also not support some or all nominees standing for election to a board if we determine:
•  There are concerns with a director or board regarding performance, governance or oversight, which may include:
•  Clear failures in oversight or execution of duties, including the identification, management and reporting of material risks and information, at the company or any other at which the nominee has served. This may include climate-related risks;
•  A failure by the director or board of the issuer to take action to eliminate shareholder unfriendly provisions in the issuer’s charter documents;
•  Allowing the hedging and/or significant pledging of company shares by executives.
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•  A director attended less than 75% of the board and/or relevant committee meetings in the previous year without a valid reason stated in the proxy materials or other annual governance reporting;
•  The board or relevant committee has not adequately responded to an issue that received majority support or significant dissent from shareholders;
•  The board has implemented a poison pill without shareholder approval since the last annual meeting and such poison pill is not on the subsequent shareholder meeting’s agenda (including those related to net-operating loss carry-forwards); or
•  In Japan, the company allocates a significant portion of its net assets to cross-shareholdings.
Unless the concern is commonly accepted market practice, MFS may also not support some or all nominees standing for election to a nominations committee if we determine the chair is not independent and there is no strong lead independent director role in place or an executive director is a member of a key board committee.
Where individual directors are not presented for election in the year MFS may apply the same vote position to votes on the discharge of the director. Where the election of directors is bundled MFS may vote against the whole group if there is concern with an individual director and no other vote related to that director.
Proxy contests
From time to time, a shareholder may express alternative points of view in terms of a company’s strategy, capital allocation, or other issues. Such a shareholder may also propose a slate of director nominees different than the slate of director nominees proposed by the company (a “Proxy Contest”). MFS will analyze Proxy Contests on a case-by-case basis, taking into consideration the track record and current recommended initiatives of both company management and the dissident shareholder(s). MFS will support the slate of director nominees that we believe is in the best, long-term economic interest of our clients.
Other items related to board accountability:
Majority voting for the election of directors: MFS generally supports reasonably crafted proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company’s bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g., contested elections).
Declassified boards: MFS generally supports proposals to declassify a board (i.e., a board in which only a sub-set of board members is elected each year) for all issuers other than for certain closed-end investment companies. MFS generally opposes proposals to classify a board for issuers other than for certain closed-end investment companies.
The right to call a special meeting or act by written consent: MFS will generally support management proposals to establish these rights. We will also support shareholder proposals to establish the right for shareholders to call a special meeting.
If a company already provides shareholders the right to call a special meeting at a threshold of 15% or below, MFS will generally vote against shareholder proposals to establish or amend the threshold at a lower level.
MFS will support shareholder proposals to establish the right to act by majority written consent if shareholders do not have the right to call a special meeting at a 15% or lower threshold.
Independent chairs: MFS believes boards should include some form of independent leadership responsible for amplifying the views of independent directors and setting meeting agendas, and this is often best positioned as an independent chair of the board. We review the merits of a change in leadership structure on a case-by-case basis.
Proxy access: MFS believes that the ability of qualifying shareholders to nominate a certain number of directors on the company’s proxy statement (“Proxy Access”) may have corporate governance benefits. However, such potential benefits must be balanced by its potential misuse by shareholders. Therefore, MFS generally supports Proxy Access proposals at U.S. issuers that establish ownership criteria of 3% of the company held continuously for a period of 3
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years. In our view, such qualifying shareholders should have the ability to nominate at least 2 directors. We also believe companies should be mindful of imposing any undue impediments within their bylaws that may render Proxy Access impractical, including re-submission thresholds for director nominees via Proxy Access.
Items related to shareholder rights:
Anti-takeover measures: In general, MFS votes against any measure that inhibits capital appreciation in a stock, including proposals that protect management from action by shareholders. These types of proposals take many forms, ranging from “poison pills” and “shark repellents” to super-majority requirements. While MFS may consider the adoption of a prospective “poison pill” or the continuation of an existing “poison pill” on a case-by-case basis, MFS generally votes against such anti-takeover devices.
MFS will consider any poison pills designed to protect a company’s net-operating loss carryforwards on a case-by-case basis, weighing the accounting and tax benefits of such a pill against the risk of deterring future acquisition candidates. MFS will also consider, on a case-by-case basis, proposals designed to prevent tenders which are disadvantageous to shareholders such as tenders at below market prices and tenders for substantially less than all shares of an issuer.
MFS generally supports proposals that seek to remove governance structures that insulate management from shareholders. MFS generally votes for proposals to rescind existing “poison pills” and proposals that would require shareholder approval to adopt prospective “poison pills.”
Cumulative voting: MFS generally opposes proposals that seek to introduce cumulative voting and supports proposals that seek to eliminate cumulative voting. In either case, MFS will consider whether cumulative voting is likely to enhance the interests of MFS’ clients as minority shareholders.
One-share on-vote: As a general matter, MFS supports proportional alignment of voting rights with economic interest, and may not support a proposal that deviates from this approach. Where multiple share classes or other forms of disproportionate control are in place, we expect these to have sunset provisions of generally no longer than seven years after which the structure becomes single class one-share one-vote.
Reincorporation and reorganization proposals: When presented with a proposal to reincorporate a company under the laws of a different state, or to effect some other type of corporate reorganization, MFS considers the underlying purpose and ultimate effect of such a proposal in determining whether or not to support such a measure. MFS generally votes with management in regards to these types of proposals, however, if MFS believes the proposal is not in the best long-term economic interests of its clients, then MFS may vote against management (e.g., the intent or effect would be to create additional inappropriate impediments to possible acquisitions or takeovers).
Other business: MFS generally votes against “other business” proposals as the content of any such matter is not known at the time of our vote.
Items related to capitalization proposals, capital allocation and corporate actions:
Issuance of stock: There are many legitimate reasons for the issuance of stock. Nevertheless, as noted above under “Stock Plans,” when a stock option plan (either individually or when aggregated with other plans of the same company) would substantially dilute the existing equity (e.g., by more than approximately 10-15%), MFS generally votes against the plan.
MFS typically votes against proposals where management is asking for authorization to issue common or preferred stock with no reason stated (a “blank check”) because the unexplained authorization could work as a potential anti-takeover device. MFS may also vote against the authorization or issuance of common or preferred stock if MFS determines that the requested authorization is excessive or not warranted. MFS will consider the duration of the authority and the company’s history in using such authorities in making its decision.
Repurchase programs: MFS generally supports proposals to institute share repurchase plans in which all shareholders have the opportunity to participate on an equal basis. Such plans may include a company acquiring its own shares on the open market, or a company making a tender offer to its own shareholders.
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Mergers, acquisitions & other special transactions: MFS considers proposals with respect to mergers, acquisitions, sale of company assets, share and debt issuances and other transactions that have the potential to affect ownership interests on a case-by-case basis.
Independent Auditors
MFS generally supports the election of auditors but may determine to vote against the election of a statutory auditor and/or members of the audit committee in certain markets if MFS reasonably believes that the statutory auditor is not truly independent, sufficiently competent or there are concerns related to the auditor’s work or opinion. To inform this view, MFS may evaluate the use of non-audit services in voting decisions when the percentage of non-audit fees to total auditor fees exceeds 40%, in particular if recurring.
Executive Compensation
MFS believes that competitive compensation packages are necessary to attract, motivate and retain executives. We seek compensation plans that are geared towards durable long-term value creation and aligned with shareholder interests and experience, such as where:
•  The plan is aligned with the company’s strategic priorities with clear, suitably challenging and measurable performance conditions such that future pay is likely to reflect performance;
•  Substantial portions of awards paid in deferred shares and based on long performance periods (e.g., at least three years);
•  Potential awards, and any increases to this, reflect the role and business; and
•  Awards reflect the policies approved by shareholders at previous meetings with appropriate use of discretion (positive and negative).
MFS will analyze votes on executive compensation on a case-by-case basis. MFS will vote against an issuer’s executive compensation practices if MFS determines that such practices are misaligned with shareholders or include incentive metrics or structures that are poorly aligned with the best, long-term economic interest of its clients. When analyzing whether an issuer’s compensation practices are geared towards durable long-term value creation, we use a variety of materials and information, including our own internal research and engagement with issuers as well as the research of third-party service providers. We also have identified the following practices in compensation plans that we believe may be problematic and we review any plan that contains four (4) or more of these practices with extra scrutiny:
•  Relative total shareholder return (TSR) performance thresholds requiring less than median performance.
•  Qualitative (i.e., strategic or individual) goals that account for 30% or more of a given short- or long-term award.
•  Performance-based long-term incentives that have less than a 3-year performance period.
•  CEO perks of more than $100,000.
•  A long-term performance plan that has no financial performance requirements.
•  Executive or director pledging of shares.
•  CEO pay that is four times the average pay of the company’s next named executive officers (NEO).
MFS may also vote against an issuer’s executive compensation practices if there is insufficient disclosure about the issuer’s practices.
MFS generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.
MFS does not have formal voting guideline in regards to the inclusion of ESG incentives in a company’s compensation plan; however, where such incentives are included, we believe:
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•  The incentives should be tied to quantitative or other externally verifiable outcomes rather than qualitative measures.
•  The weighting of incentives should be appropriately balanced with other strategic priorities.
We believe non-executive directors may be compensated in cash or stock but these should not be performance-based.
Stock Plans
MFS may oppose stock option programs and restricted stock plans if they:
•  Provide unduly generous compensation for officers, directors or employees, or could result in excessive dilution to other shareholders As a general guideline, MFs votes against restricted stock, stock option, non-employee director, omnibus stock plans and any other stock plan if all such plans for a particular company involve potential excessive dilution (which we typically consider to be, in the aggregate, of more than 15%). MFS will generally vote against stock plans that involve potential dilution, in aggregate, of more than 10% at U.S. issuers that are listed in the Standard and Poor’s 100 index as of December 31 of the previous year.
•  Allow the board or the compensation committee to re-price underwater options or to automatically replenish shares without shareholder approval.
•  Do not require an investment by the optionee, give “free rides” on the stock price, or permit grants of stock options with an exercise price below fair market value on the date the options are granted.
In the cases where a stock plan amendment is seeking qualitative changes and not additional shares, MFS will vote on a case-by-case basis.
MFS will consider proposals to exchange existing options for newly issued options, restricted stock or cash on a case-by-case basis, taking into account certain factors, including, but not limited to, whether there is a reasonable value-for-value exchange and whether senior executives are excluded from participating in the exchange.
From time to time, MFS may evaluate a separate, advisory vote on severance packages or “golden parachutes” to certain executives at the same time as a vote on a proposed merger or acquisition. MFS will vote on a severance package on a case-by-case basis, and MFS may vote against the severance package regardless of whether MFS supports the proposed merger or acquisition.
MFS supports the use of a broad-based employee stock purchase plans to increase company stock ownership by employees, provided that shares purchased under the plan are acquired for no less than 85% of their market value and do not result in excessive dilution.
MFS may also not support some or all nominees standing for election to a compensation/remuneration committee if:
•  MFS votes against consecutive pay votes;
•  MFS determines that a particularly egregious executive compensation practice has occurred. This may include use of discretion to award excessive payouts. MFS believes compensation committees should have flexibility to apply discretion to ensure final payments reflect long-term performance as long as this is used responsibly; or
•  An advisory pay note is not presented to shareholders, or the company has not implemented the advisory vote frequency supported by a plurality/majority of shareholders.
Shareholder Proposals on Executive Compensation
MFS generally opposes shareholder proposals that seek to set rigid restrictions on executive compensation as MFS believes that compensation committees should retain flexibility to determine the appropriate pay package for executives.
MFS may support reasonably crafted shareholder proposals that:
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•  Require shareholder approval of any severance package for an executive officer that exceeds a certain multiple of such officer’s annual compensation that is not determined in MFS’ judgment to be excessive;
•  Require the issuer to adopt a policy to recover the portion of performance-based bonuses and awards paid to senior executives that were not earned based upon a significant negative restatement of earnings, or other significant misconduct or corporate failure, unless the company already has adopted a satisfactory policy on the matter;
•  Expressly prohibit the backdating of stock options; or,
•  Prohibit the acceleration of vesting of equity awards upon a broad definition of a “change-in-control” (e.g., single or modified single-trigger).
Environmental and Social Proposals
Where management presents climate action/transition plans to shareholder vote, we will evaluate the level of ambition over time, scope, credibility and transparency of the plan in determining our support. Where companies present climate action progress reports to shareholder vote we will evaluate evidence of implementation of and progress against the plan and level of transparency in determining our support.
Most vote items related to environmental and social topics are presented by shareholders. As these proposals, even on the same topic, can vary significantly in scope and action requested, many must be assessed on a case-by-case basis.
For example, MFS may support proposals reasonably crafted proposals:
•  On climate change: that seek disclosure consistent with the recommendations of a generally accepted global framework (e.g., Task Force on Climate-related Financial Disclosures) that is appropriately audited and that is presented in a way that enables shareholders to assess and analyze the company’s data; or request appropriately robust and ambitious plans or targets.
•  Other environmental: that request the setting of targets for reduction of environmental impact or disclosure of key performance indicators or risks related to the impact, where materially relevant to the business. An example of such a proposal could be reporting on the impact of plastic use or waste stemming from company products or packaging.
•  On diversity: that seek to amend a company’s equal employment opportunity policy to prohibit discrimination; that request good practice employee-related DEI disclosure; or that seek external input and reviews on specific related areas of performance.
•  On lobbying: that request good practice disclosure regarding a company’s political contributions and lobbying payments and policy (including trade organizations and lobbying activity).
•  On tax: that request reporting in line with the GRII 207 Standard on Tax.
•  On corporate culture and/or human/worker rights: that request additional disclosure on corporate culture factors like employee turnover and/or management of human and labor rights.
MFS is unlikely to support a proposal if we believe that the proposal if we believe that the proposal is unduly costly, restrictive, unclear, burdensome, has potential unintended consequences, is unlikely to lead to tangible outcomes or we don’t believe the issue is material or the action a priority for the business. MFS is also unlikely to support a proposal where the company already provides publicly available information that we believe is sufficient to enable shareholders to evaluate the potential opportunities and risks on the subject of the proposal, if the request of the proposal has already been substantially implemented, or if through engagement we gain assurances that it will be substantially implemented.
The laws of various states or countries may regulate how the interests of certain clients subject to those laws (e.g., state pension plans) are voted with respect to environmental, social and governance issues. Thus, it may be necessary to cast ballots differently for certain clients than MFS might normally do for other clients.
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B.GOVERNANCE OF PROXY VOTING ACTIVITIES
From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS' sole judgment.
1. MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment and Client Support Departments as well as members of the investment team. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions);
c.Considers special proxy issues as they may arise from time to time; and
d.Determines engagement priorities and strategies with respect to MFS' proxy voting activities
The day-to-day application of the MFS Proxy Voting Policies and Procedures are conducted by the MFS stewardship team led by MFS’ Director of Global Stewardship. The stewardship team are members of MFS’ investment team.
2.Potential Conflicts of Interest
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS’ clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see below) and shall ultimately vote the relevant ballot items in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS’ clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all votes are cast in the best long-term economic interest of its clients.2 Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS’ client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS’ voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
In cases where ballots are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g., mergers and acquisitions); (collectively, “Non-Standard Votes”); the MFS Proxy Voting Committee will follow these procedures:
a.Compare the name of the issuer of such ballot or the name of the shareholder making such proposal against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the “MFS Significant Distributor and Client List”);
b.If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee (with the participation of MFS' Conflicts Officer) will
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carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests; and
d.For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer’s relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS’ clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS’ Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS’ distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director/trustee of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List. In doing so, the MFS Proxy Voting Committee will adhere to such procedures for all Non-Standard Votes at the company’s shareholder meeting at which the director nominee is standing for election.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that a client instruction is unavailable pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law. Likewise, if an MFS client has the right to vote on a matter submitted to shareholders by a public company for which an MFS Fund director/trustee serves as an executive officer, MFS will cast a vote on behalf of such MFS client as such client instructs or in the event that client instruction is unavailable pursuant to the recommendations of ISS or as required by law.
Except as described in the MFS Fund's Prospectus, from time to time, certain MFS Funds (the “top tier fund”) may own shares of other MFS Funds (the “underlying fund”). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund’s best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS (excluding those vehicles for which MFS' role is primarily portfolio management and is overseen by another investment adviser), MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
2
For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold “short” positions in the same issuer or whether other MFS clients hold an interest in the company that is not entitled to vote at the shareholder meeting (e.g., bond holder).
3. Review of Policy
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS’ clients and the companies in which MFS’ clients invest. The MFS Proxy Voting Policies and Procedures are reviewed by the Proxy Voting Committee annually. From time to time, MFS may receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these MFS Proxy Voting Policies and Procedures and revises them as appropriate, in MFS’ sole judgment.
C.OTHER ADMINISTRATIVE MATTERS & USE OF PROXY ADVISORY FIRMS
1. Use of Proxy Advisory Firms
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. (“Glass Lewis”; Glass Lewis and ISS are each hereinafter referred to as the “Proxy Administrator”).
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The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are inputted into the Proxy Administrator’s system by an MFS holdings data-feed. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company’s stock and the number of shares held on the record date by these accounts with the Proxy Administrator’s list of any upcoming shareholder’s meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders’ meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
MFS also receives research reports and vote recommendations from proxy advisory firms. These reports are only one input among many in our voting analysis, which includes other sources of information such as proxy materials, company engagement discussions, other third-party research and data. MFS has due diligence procedures in place to help ensure that the research we receive from our proxy advisory firms is materially accurate and that we address any material conflicts of interest involving these proxy advisory firms. This due diligence includes an analysis of the adequacy and quality of the advisory firm staff, its conflict of interest policies and procedures and independent audit reports. We also review the proxy policies, methodologies and peer-group-composition methodology of our proxy advisory firms regarding any violations or changes to conflict of interest procedures.
2.Analyzing and Voting Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. In these circumstances, if the Proxy Administrator, based on MFS' prior direction, expects to vote against management with respect to a proxy matter and MFS becomes aware that the issuer has filed or will file additional soliciting materials sufficiently in advance of the deadline for casting a vote at the meeting, MFS will consider such information when casting its vote. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee or its representatives considers and votes on those proxy matters. In analyzing all proxy matters, MFS uses a variety of materials and information, including, but not limited to, the issuer's proxy statement and other proxy solicitation materials (including supplemental materials), our own internal research and research and recommendations provided by other third parties (including research of the Proxy Administrator). As described herein, MFS may also determine that it is beneficial in analyzing a proxy voting matter for members of the Proxy Voting Committee or its representatives to engage with the company on such matter. MFS also uses its own internal research, the research of Proxy Administrators and/or other third party research tools and vendors to identify (i) circumstances in which a board may have approved an executive compensation plan that is excessive or poorly aligned with the portfolio company's business or its shareholders, (ii) environmental, social and governance proposals that warrant further consideration, or (iii) circumstances in which a company is not in compliance with local governance or compensation best practices. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
For certain types of votes (e.g., mergers and acquisitions, proxy contests and capitalization matters), MFS’ stewardship team will seek a recommendation from the MFS investment analyst that is responsible for analyzing the company and/or portfolio managers that holds the security in their portfolio.3 For certain other votes that require a case-by-case analysis per the MFS Proxy Policies (e.g., potentially excessive executive compensation issues, or certain shareholder proposals), the MFS Proxy Voting Committee or its representatives will likewise consult with MFS investment analysts and/or portfolio managers.3 However, the MFS Proxy Voting Committee will ultimately be responsible for the manner in which all ballots are voted.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS’ best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS’ clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or its representatives may review and monitor the votes cast by the Proxy Administrator on behalf of MFS’ clients.
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For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
3
From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
3.Securities Lending
From time to time, certain MFS Funds may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting’s record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
4.Potential impediments to voting
In accordance with local law or business practices, some companies or custodians prevent the sale of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior or subsequent to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). Due to these restrictions, MFS must balance the benefits to its clients of voting proxies against the potentially serious portfolio management consequences of a reduced flexibility to sell the underlying shares at the most advantageous time. For companies in countries with share blocking periods or in markets where some custodians may block shares, the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, MFS will not vote those proxies in the absence of an unusual, significant vote that outweighs the disadvantage of being unable to sell the stock.
From time to time, governments may impose economic sanctions which may prohibit us from transacting business with certain companies or individuals. These sanctions may also prohibit the voting of proxies at certain companies or on certain individuals if it determines that doing so is in violation of the sanctions.
In limited circumstances, other market specific impediments to voting shares may limit our ability to cast votes, including, but not limited to, late delivery of proxy materials, untimely vote cut-off dates, power of attorney and share re-registration requirements, or any other unusual voting requirements. In these limited instances, MFS votes securities on a best-efforts basis in the context of the guidelines described above.
D.ENGAGEMENT
As part of its approach to stewardship MFS engages with companies in which it invests on a range of priority issues. Where sufficient progress has not been made on a particular issue of engagement, MFS may determine a vote against management may be warranted to reflect our concerns and influence for change in the best long-term economic interests of our clients.
MFS may determine that it is appropriate and beneficial to engage in a dialogue or written communication with a company or other shareholders specifically regarding certain matters on the company’s proxy statement that are of concern to shareholders, including environmental, social and governance matters. This may be to discuss and build our understanding of a certain proposal, or to provide further context to the company on our vote decision.
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A company or shareholder may also seek to engage with members of the MFS Proxy Voting Committee or Stewardship Team in advance of the company’s formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals. For further information on requesting engagement with MFS on proxy voting issues or information about MFS' engagement priorities, please contact dlstewardship@mfs.com.
E.RECORDS RETENTION
MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee and other MFS employees. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator’s system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company’s proxy issues, are retained as required by applicable law.
F.REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and “golden parachutes”); (ii) a summary of votes against management’s recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Firm-wide Voting Records
MFS also publicly discloses its firm-wide proxy voting records on a quarterly basis.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.
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VICTORY CAPITAL MANAGEMENT INC.
Proxy Voting Policy
It is Victory Capital’s policy to vote the Portfolio’s proxies in the best interests of the Portfolio and its shareholders. This entails voting client proxies with the objective of increasing the long-term economic value of Portfolio assets. To assist it in making proxy-voting decisions, Victory Capital has adopted a Proxy Voting Policy (“Policy”) that establishes voting guidelines (“Proxy Voting Guidelines”) with respect to certain recurring issues. The Policy is reviewed on an annual basis by Victory Capital’s Proxy Committee (“Proxy Committee”) and revised when the Proxy Committee determines that a change is appropriate.
Voting under Victory Capital’s Policy may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee. Victory Capital delegates to Institutional Shareholder Services (“ISS”), an independent service provider, the non-discretionary administration of proxy voting for its clients, subject to oversight by the Proxy Committee. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory Capital.
Victory Capital’s Proxy Committee determines how proxies are voted by following established guidelines, which are intended to assist in voting proxies and are not considered rigid rules. The Proxy Committee is directed to apply the guidelines as appropriate. On occasion, however, a contrary vote may be warranted when such action is in the best interests of the Portfolio or if required by the client. In such cases, Victory Capital may consider, among other things:
•   the effect of the proposal on the underlying value of the securities
•   the effect on marketability of the securities
•   the effect of the proposal on future prospects of the issuer
•   the composition and effectiveness of the issuer’s board of directors
•   the issuer’s corporate governance practices
•   the quality of communications from the issuer to its shareholders
Victory Capital may also take into account independent third-party, general industry guidance or other corporate governance review sources when making decisions. It may additionally seek guidance from other senior internal sources with special expertise on a given topic where it is appropriate. Victory Capital generally votes on a case-by-case basis, taking into consideration whether implementation of an Environmental, Social, and Governance (“ESG”)-related proposal is likely to enhance or protect shareholder value. The investment team’s opinion concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the Portfolio’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.
The following examples illustrate the Victory Capital’s policy with respect to some common proxy votes. This summary is not an exhaustive list of all the issues that may arise or of all matters addressed in the Guidelines, and whether Victory Capital supports or opposes a proposal will depend upon the specific facts and circumstances described in the proxy statement and other available information.
Directors
1.Victory Capital generally supports the election of directors in uncontested elections, except when there are issues of accountability, responsiveness, composition, and/or independence.
2.Victory Capital generally supports proposals for an independent chair taking into account factors such as the current board leadership structure, the company’s governance practices, and company performance.
3.Victory Capital generally supports proxy access proposals that are in line with the market standards regarding the ownership threshold, ownership duration, aggregation provisions, cap on nominees, and do not contain any other unreasonably restrictive guidelines.
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4.Victory Capital reviews contested elections on a case-by-case basis taking into account such factors as the company performance, particularly the long-term performance relative to the industry; the management track record; the nominee qualifications and compensatory arrangements; the strategic plan of the dissident and its critique of the current management; the likelihood that the proposed goals and objectives can be achieved; the ownership stakes of the relevant parties; and any other context that is particular to the company and the nature of the election.
Capitalization & Restructuring
1.Victory Capital generally supports capitalization proposals that facilitate a corporate transaction that is also being supported and for general corporate purposes so long as the increase is not excessive and there are no issues of superior voting rights, company performance, previous abuses of capital, or insufficient justification for the need for additional capital.
Mergers and Acquisitions
1.Victory Capital reviews mergers and acquisitions on a case-by-case basis to balance the merits and drawbacks of the transaction and factors such as valuation, strategic rationale, negotiations and process, conflicts of interest, and the governance profile of the company post-transaction.
Compensation
1.Victory Capital reviews all compensation proposals for pay-for-performance alignment, with emphasis on long-term shareholder value; arrangements that risk pay for failure; independence in the setting of compensation; inappropriate pay to non-executive directors, and the quality and rationale of the compensation disclosure.
2.Victory Capital will generally vote FOR advisory votes on executive compensation (“say on pay”) unless there is a pay-for-performance misalignment; problematic pay practice or non-performance based element; incentive for excessive risk-taking, options backdating; or a lack of compensation committee communication and/or responsiveness to shareholder concerns.
3.Victory Capital will vote case-by-case on equity based compensation plans taking into account factors such as the plan cost; the plan features; and the grant practices as well as any overriding factors that may have a significant negative impact on shareholder interests.
Social and Environmental Issues
1.Victory Capital will vote case-by-case on topics such as consumer and product safety; environment and energy; labor standards and human rights; workplace and board diversity; and corporate and political issues, taking into account factors such as the implementation of the proposal is likely to enhance or protect shareholder value; whether the company has already responded in an appropriate and sufficient manner to the issue raised; whether the request is unduly burdensome; and whether the issue is more appropriately or effectively handled through legislation or other regulations.
Occasionally, conflicts of interest arise between Victory Capital’s interests and those of the Portfolio or another client. When this occurs, the Proxy Committee must document the nature of the conflict and vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue. In the event that the Proxy Voting Guidelines are inapplicable or do not mitigate the conflict, Victory Capital will seek the opinion of its chief compliance officer or consult with an external independent adviser. In the case of a Proxy Committee member having a personal conflict of interest (e.g. a family member is on the board of the issuer), such member will abstain from voting. Finally, Victory Capital reports to the Board annually any proxy votes that took place involving a conflict, including the nature of the conflict and the basis or rationale for the voting decision made.
WCM INVESTMENT MANAGEMENT, LLC
Proxy Voting Procedures
WCM accepts responsibility for voting proxies whenever requested by a Client or as required by law. Each Client’s investment management agreement should specify whether WCM is to vote proxies relating to securities held for the Client’s account. If the agreement is silent as to the proxy voting and no instructions from the client are on file, WCM will assume responsibility of proxy voting.
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In cases in which WCM has proxy voting authority for securities held by its advisory clients, WCM will ensure securities are voted for the exclusive benefit, and in the best economic interest, of those clients and their beneficiaries, subject to any restrictions or directions from a client. Such voting responsibilities will be exercised in a manner that is consistent with the general antifraud provisions of the Advisers Act, the Proxy Voting Rule, Rule 206(4)-6, and for ERISA accounts, the DOL’s Proxy Voting Rule, as well as with WCM’s fiduciary duties under federal and state law to act in the best interests of its clients. Even when WCM has proxy voting authority, a Client may request that WCM vote in a certain manner. Any such instructions shall be provided to WCM, in writing or electronic communication, saved in the Client files and communicated to the Portfolio Associate and Proxy Admin.
Special Rules for ERISA.
Unless proxy voting responsibility has been expressly reserved by the plan, trust document, or investment management agreement, and is being exercised by another “named fiduciary” for an ERISA Plan Client, WCM, as the investment manager for the account, has the exclusive authority to vote proxies or exercise other shareholder relating to securities held for the Plan’s account. The interests or desires of plan sponsors should not be considered. In addition, if a “named fiduciary” for the plan has provided WCM with written proxy voting guidelines, those guidelines must be followed, unless the guidelines, or the results of following the guidelines, would be contrary to the economic interests of the plan's participants or beneficiaries, imprudent or otherwise contrary to ERISA.
Investors in WCM Private Funds which are deemed to hold “plan assets” under ERISA accept WCM’s investment policy statement and a proxy voting policy before they are allowed to invest.
Role of the Independent Proxy Adviser
WCM utilizes the proxy voting recommendations of Glass Lewis (our “Proxy Adviser”). The purpose of the Proxy Advisers proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Because the Proxy Adviser is not in the business of providing consulting services to public companies, it can focus solely on the best interests of investors. The Proxy Adviser’s approach to corporate governance is to look at each company individually and determine what is in the best interests of the shareholders of each particular company. Research on proxies covers more than just corporate governance – the Proxy Adviser analyzes accounting, executive compensation, compliance with regulation and law, risks and risk disclosure, litigation and other matters that reflect on the quality of board oversight and company transparency.
The voting recommendations of the Proxy Adviser are strongly considered; however, the final determination for voting in the best economic interest of the clients is the responsibility of the relevant strategy Investment Strategy Group (“ISG”). When a decision is reached to vote contrary to the recommendation of the Proxy Adviser, the ISG will address any potential conflicts of interest (as described in this policy) and proceed accordingly. They will maintain documentation to support the decision, which will be reviewed by the Compliance Team.
WCM will take reasonable steps under the circumstances to make sure that all proxies are received and for those that WCM has determined should be voted, are voted in a timely manner.
Role of the Portfolio Associate.
The Portfolio Associate is responsible for the onboarding and maintenance of Client accounts. For each Client, the Portfolio Associate:
a.Determines whether WCM is vested with proxy voting responsibility or whether voting is reserved to the Client or delegated to another designee;
b.Instructs registered owners of record (e.g. the Client, Trustee or Custodian) that receive proxy materials from the issuer or its information agent to send proxies electronically directly to Broadridge/ProxyEdge, a third party service provider, to: (1) provide notification of impending votes; (2) vote proxies based on the Proxy Adviser and/or WCM recommendations; and (3) maintain records of such votes electronically.
c.Assigns the appropriate proxy voting guidelines based on a Client’s Investment Policy Guidelines;
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d.Reports proxy voting record to Client, as requested.
Role of the Proxy Admin.
The Proxy Admin circulates proxy ballot information and administers the proxy vote execution process. The Proxy Admin:
a.Monitors the integrity of the data feed between the Client’s registered owner of record and Broadridge/ProxyEdge;
b.Executes votes based on the recommendation of the Proxy Adviser or ISG;
c.Ensures all votes are cast in a timely manner.
Role of the ISG and Analysts
With the support of the Analysts, and in consideration of the voting recommendation of the Proxy Adviser, the Investment Strategy Group (ISG) is responsible for review of the Proxy Adviser policy and final vote determination. The ISG:
a.Annually, reviews the policy of the Proxy Adviser to ensure voting recommendations are based on a Client’s best interest;
b.Reviews the ballot voting recommendations of the Proxy Adviser;
c.Investigates ballot voting issues during the normal course of research, company visits, or discussions with company representatives.
If the ISG:
a.Agrees with the voting recommendation of the Proxy Adviser, no further action is required;
b.Disagrees with the voting recommendation of the Proxy Adviser, they will:
1)
Deal with conflicts of interest, as described below;
2)
Provide updated voting instructions to the Proxy Admin;
3)
Document the rationale for the decision, which is provided to Compliance.
Certain Proxy Votes May Not Be Cast
In some cases, WCM may determine that it is in the best interests of our clients to abstain from voting certain proxies. WCM will abstain from voting in the event any of the following conditions are met with regard to a proxy proposal:
a.Neither the Proxy Adviser’ recommendation nor specific client instructions cover an issue;
b.In circumstances where, in WCM’s judgment, the costs of voting the proxy exceed the expected benefits to the Client.
In addition, WCM will only seek to vote proxies for securities on loan when such a vote is deemed to have a material impact on the account. In such cases, materiality is determined and documented by the ISG.
Further, in accordance with local law or business practices, many foreign companies prevent the sales of shares that have been voted for a certain period beginning prior to the shareholder meeting and ending on the day following the meeting (“share blocking”). Depending on the country in which a company is domiciled, the blocking period may begin a stated number of days prior to the meeting (e.g., one, three or five days) or on a date established by the company. While practices vary, in many countries the block period can be continued for a longer period if the shareholder meeting is adjourned and postponed to a later date. Similarly, practices vary widely as to the ability of a shareholder to have the “block” restriction lifted early (e.g., in some countries shares generally can be “unblocked” up to two days prior to the meeting whereas in other countries the removal of the block appears to be discretionary with the issuer’s transfer agent). WCM believes that the disadvantage of being unable to sell the stock regardless of changing conditions generally outweighs the advantages of voting at the shareholder meeting for routine items. Accordingly, WCM generally will not vote those proxies subject to “share blocking.”
Identifying and Dealing with Material Conflicts of Interest between WCM and Proxy Issuer
WCM believes the use of the Proxy Adviser’s independent guidelines helps to mitigate proxy voting related conflicts between the firm and its clients. Notwithstanding WCM may choose to vote a proxy against the recommendation of the Proxy Adviser, if WCM believes such vote is in the best economic interest of its clients. Such a decision will be made and documented by the ISG.
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Because WCM retains this authority, it creates a potential conflict of interest between WCM and the proxy issuer. As a result, WCM may not overrule the Proxy Adviser’s recommendation with respect to a proxy unless the following steps are taken by the CCO:
a.The CCO must determine whether WCM has a conflict of interest with respect to the issuer that is the subject of the proxy. The CCO will use the following standards to identify issuers with which WCM may have a conflict of interest.
1)
Significant Business Relationships – The CCO will determine whether WCM may have a significant business relationship with the issuer, such as, for example, where WCM manages a pension plan. For this purpose, a “significant business relationship” is one that: (i) represents 1% or $1,000,000 of WCM’s revenues for the fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (ii) may not directly involve revenue to WCM but is otherwise determined by the CCO to be significant to WCM.
2)
Significant Personal/Family Relationships – the CCO will determine whether any supervised persons who are involved in the proxy voting process may have a significant personal/family relationship with the issuer. For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how WCM votes proxies. To identify any such relationships, the CCO shall obtain information about any significant personal/family relationship between any employee of WCM who is involved in the proxy voting process (e.g., ISG members) and senior supervised persons of issuers for which WCM may vote proxies.
b.If the CCO determines that WCM has a conflict of interest with respect to the issuer, the CCO shall determine whether the conflict is “material” to any specific proposal included within the proxy. The CCO shall determine whether a proposal is material as follows:
1)
Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for WCM, unless the ISG has actual knowledge that a routine proposal should be treated as material. For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
2)
Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for WCM, unless the CCO determines that WCM’s conflict is unrelated to the proposal in question (see 3. below). For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).
3)
Determining that a Non-Routine Proposal is Not Material– As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the CCO may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest. To make this determination, the CCO must conclude that a proposal is not directly related to WCM’s conflict with the issuer or that it otherwise would not be considered important by a reasonable investor. The CCO shall record in writing the basis for any such determination.
c.For any proposal where the CCO determines that WCM has a material conflict of interest, WCM may vote a proxy regarding that proposal in any of the following manners:
1)
Obtain Client Consent or Direction– If the CCO approves the proposal to overrule the recommendation of the Proxy Adviser, WCM shall fully disclose to each client holding the security at issue the nature of the conflict, and obtain the client’s consent to how WCM will vote on the proposal (or otherwise obtain instructions from the client as to how the proxy on the proposal should be voted).
2)
Use the Proxy Adviser’ Recommendation – Vote in accordance with the Proxy Adviser’ recommendation.
3)
For any proposal where the CCO determines that WCM does not have a material conflict of interest, the ISG may overrule the Proxy Adviser’s recommendation if the ISG reasonably determines that doing so is in the best interests of WCM’s clients. If the ISG decides to overrule the Proxy Adviser’s recommendation, the ISG will maintain documentation to support their decision.
Dealing with Material Conflicts of Interest between a Client and the Proxy Adviser or Proxy Issuer
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If WCM is notified by a client regarding a conflict of interest between them and the Proxy Adviser or the proxy issuer, The CCO will evaluate the circumstances and either
a.elevate the decision to the ISG who will make a determination as to what would be in the Client’s best interest;
b.if practical, seek a waiver from the Client of the conflict; or
c.if agreed upon in writing with the Clients, forward the proxies to affected Clients allowing them to vote their own proxies.
Maintenance of Proxy Voting Records
As required by Rule 204-2 under the Advisers Act, and for ERISA accounts, the DOL’s Proxy Voting Rule, WCM will maintain or procure the maintenance of the following records relating to proxy voting for a period of at least five years:
a.a copy of these Proxy Policies, as they may be amended from time to time;
b.copies of proxy statements received regarding Client securities;
c.a record of each proxy vote cast on behalf of its Clients;
d.a copy of any internal documents created by WCM that were material to making the decision how to vote proxies on behalf of its Clients; and
e.each written Client request for information on how WCM voted proxies on behalf of the Client and each written response by WCM to oral or written Client requests for this information.
As permitted by Rule 204-2(c), electronic proxy statements and the record of each vote cast on behalf of each Client account will be maintained by ProxyEdge. WCM shall obtain and maintain an undertaking from ProxyEdge to provide it with copies of proxy voting records and other documents relating to its Clients’ votes promptly upon request. WCM and ProxyEdge may rely on the SEC’s EDGAR system to keep records of certain proxy statements if the proxy statements are maintained by issuers on that system (e.g., large U.S.-based issuers).
Disclosure
WCM will provide all Clients a summary of these Proxy Policies, either directly or by delivery to the Client of a copy of its Form ADV, Part 2A containing such a summary, and information on how to obtain a copy of the full text of these Proxy Policies and a record of how WCM has voted the Client’s proxies. Upon receipt of a Client’s request for more information, WCM will provide to the Client a copy of these Proxy Policies and/or in accordance with the Client’s stated requirements, how the Client’s proxies were voted during the period requested. Such periodic reports will not be made available to third parties absent the express written request of the Client. However, to the extent that WCM serves as a subadviser to another adviser to a Client, WCM will be deemed to be authorized to provide proxy voting records on such Client accounts to such other adviser.
Oversight of the Proxy Adviser
Prior to adopting the proxy guidelines and recommendations of a Proxy adviser, WCM will exercise prudence and diligence to determine that the guidelines for proxy recommendations are consistent with WCM’s fiduciary obligations. Each year, Compliance, in conjunction with input from the Proxy Admin, the ISG and others as determined by the CCO, will review WCM’s relationship with, and services provided by the Proxy Adviser. To facilitate this review, WCM will request information from the Proxy Adviser in consideration of the Proxy Adviser processes, policies and procedures to:
•  Analyze and formulate voting recommendations on the matters for which WCM is responsible for voting and to disclose its information sources and methods used to develop such voting recommendations;
•  Ensure that it has complete and accurate information about issuers when making recommendations and to provide its clients and issuers timely opportunities to provide input on certain matters;
•  Resolve any identified material deficiencies in the completeness or accuracy of
•  information about issuers for whom voting recommendations are made; and
•  Identify, resolve and disclose actual and potential conflicts of interest associated with its recommendations;
Additionally, WCM will review the Proxy Adviser’s proposed changes to its proxy voting guidelines to ensure alignment with the ISG’s expectations. The Proxy Adviser typically distributes proposed changes to its guidelines annually; therefore, WCM’s review of these proposed changes will typically coincide with the Proxy Adviser’ schedule.
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WESTFIELD CAPITAL MANAGEMENT
Proxy Voting Policies and Procedures
As of February 2023
Introduction
Westfield will offer to vote proxies for all client accounts. Westfield believes that the voting of proxies can be an important tool for investors to promote best practices in corporate governance. Therefore, Westfield seeks to vote all proxies in the best interest of clients which includes ERISA plan participants and beneficiaries, as applicable. Westfield also recognizes that the voting of proxies with respect to securities held in client accounts is an investment responsibility having economic value. Based on this, Westfield votes all ballots received for client accounts and covers all costs associated with voting proxy ballots.
In accordance with Rule 206(4)-6 under the Investment Advisers Act of 1940 (the “Act”), Westfield has adopted and implemented policies and procedures that they believe are reasonably designed to ensure that proxies are voted in the best interest of clients. Westfield’s authority to vote proxies for their clients is established in writing, usually by the investment advisory contract. Clients can change such authority at any time with prior written notice to Westfield. Clients can also contact their Marketing representative or the Operations Department (wcmops@wcmgmt.com) for a report of how their accounts’ securities were voted.
Oversight of Proxy Voting Function
Westfield has engaged a third-party service provider, Institutional Shareholder Services, Inc. (the “vendor”), to assist with proxy voting. The Operation’s Proxy team will:
•  oversee the vendor; this includes working with the Compliance team in performing annual audits of the proxy votes and conducting annual due diligence;
•  ensure required proxy records are retained according to applicable rules and regulations and internal policy;
•  distribute proxy reports prepared by the vendor for internal and external requests;
•  review the proxy policy and voting guidelines at least annually; and
•  identify material conflicts of interest that may impair Westfield’s ability to vote shares in clients’ best interest.
Proxy Voting Guidelines
Westfield utilizes the vendor’s proxy voting guidelines, which consider market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield does not select a client’s voting policy. Clients must choose the policy that best fits their requirements. Clients may choose to vote in accordance with the vendor’s U.S. proxy voting guidelines (i.e., Standard Guidelines), Taft-Hartley guidelines which are in full conformity with the AFL-CIO’s proxy voting guidelines, Socially Responsible Investing Guidelines (“SRI”) or Sustainability Guidelines. A summary of ISS’ voting guidelines is located at the end of this policy.
The vendor reviews the above listed policies annually to ensure they are still considering market-specific best practices, transparency, and disclosure when addressing shareholder matters. Westfield reviews these changes annually to ensure they are in clients’ best interests.
Generally, information on Westfield’s proxy voting decisions or status of votes will not be communicated or distributed to external solicitors. On occasion, Westfield may provide such information to solicitors if it is believed that a response will benefit clients or a response is requested from the Westfield security analyst or portfolio manager.
Proxy Voting Process
The vendor tracks proxy meetings and reconciles proxy ballots received for each meeting. Westfield will use best efforts in obtaining any missing ballots; however, only those proxy ballots the vendor has received will be voted. For any missing ballots, the vendor
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and/or Westfield will contact custodians to locate such ballots. Since there can be many factors affecting proxy ballot retrieval, it is possible that Westfield will not receive a ballot in time to place a vote. Clients who participate in securities lending programs should be aware that Westfield will not call back any shares on loan for proxy voting purposes. However, Westfield could request a client call back shares if they determine there is the potential for a material benefit in doing so.
For each meeting, the vendor reviews the agenda and applies a vote recommendation for each proposal based on the written guidelines assigned to the applicable accounts. Proxies will be voted in accordance with the guidelines, unless the Westfield analyst or portfolio manager believes that following the vendor’s guidelines would not be in the clients’ best interests.
With limited exceptions, an analyst or portfolio manager may request to override the Standard or the Sustainability Guidelines at any time on or before the meeting cutoff date. When there is an upcoming material meeting (also referred to as “significant votes”), the Proxy team will bring the identified ballots to the analyst’s or portfolio manager’s attention. Westfield utilizes the vendor’s classification to determine materiality (e.g. mergers, acquisitions, proxy contests). If the analyst or portfolio manager chooses to vote against the vendor’s stated guidelines in any instance, he/she must make the request in writing and provide a rationale for the vote against the stated guidelines. No analyst or portfolio manager overrides are permitted in the Taft-Hartley and SRI guidelines.
Conflicts of Interest
Compliance and the Proxy team are responsible for identifying conflicts of interest that could arise when voting proxy ballots on behalf of Westfield’s clients. Per Westfield’s Code of Ethics and other internal policies, all employees should avoid situations where potential conflicts may exist. Westfield has put in place certain reviews to ensure proxies are voted solely on the investment merits of the proposal. In identifying potential conflicts, Compliance will review many factors, including, but not limited to existing relationships with Westfield or an employee, and the vendor’s disclosed conflicts. If an actual conflict of interest is identified, it is reviewed by the Compliance and/or Proxy teams. If it is determined that the conflict is material in nature, the analyst or portfolio manager may not override the vendor’s recommendation. Westfield’s material conflicts are coded within the vendor’s system. These meetings are flagged within the system to ensure Westfield does not override the vendor’s recommendations.
Annually, Westfield will review the vendor’s policies regarding their disclosure of their significant relationships to determine if there are conflicts that would impact Westfield. Westfield will also review their Code of Ethics which specifically identifies their actual or potential conflicts. During the annual due diligence meeting, Westfield ensures that the vendor has firewalls in place to separate the staff that performs proxy analyses and research from the members of ISS Corporate Solutions, Inc.
Proxy Reports
Westfield can provide account specific proxy reports to clients upon request or at scheduled time periods (e.g., quarterly). Client reporting requirements typically are established during the initial account set-up stage, but clients may modify this reporting schedule at any time with prior written notice to Westfield. The reports will contain at least the following information:
•  company name
•  meeting agenda
•  how the account voted on each agenda item
•  how management recommended the vote to be cast on each agenda item
•  rationale for any votes against the established guidelines (rationale is not always provided for votes that are in-line with guidelines since these are set forth in the written guidelines)
Recordkeeping
In accordance with Rule 204-2 of the Investment Advisers Act of 1940, proxy voting records will be maintained for at least five years. The following records will be retained by either Westfield or the proxy vendor:
•  a copy of the Proxy Voting Polices and Guidelines and amendments that were in effect during the required time period;
•  electronic or paper copies of each proxy statement received by Westfield or the vendor with respect to securities in client accounts (Westfield may also rely on obtaining copies of proxy statements from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);
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•  records of each vote cast for each client;
•  documentation created by Westfield that were material to making a decision on how to vote proxies or memorializes the basis for such decision (basis for decisions voted in line with policy is provided in the written guidelines);
•  written reports to clients on proxy voting and all client requests for information and Westfield’s response;
•  disclosure documentation to clients on how they may obtain information on how Westfield voted their securities
UNITED STATES
Concise Proxy Voting Guidelines
Benchmark Policy Recommendations
Effective for Meetings on or after February 1, 2023
Published December 13, 2022
The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at: https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees1 considered on case-by-case basis):
1
A “new nominee” is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non- Executive Directors per ISS’ Classification of Directors) when:
Independent directors comprise 50 percent or less of the board;
The non-independent director serves on the audit, compensation, or nominating committee;
The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.
2
In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against.” However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
Composition
Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
Medical issues/illness;
Family emergencies; and
Missing only one meeting (when the total of all meetings is three or fewer).
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In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.
If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.
3
Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.
Overboarded Directors: Generally vote against or withhold from individual directors who:
•   Sit on more than five public company boards; or
•   Are CEOs of public companies who sit on the boards of more than two public companies besides their own— withhold only at their outside boards4.
4
Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (˃50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.)
Gender Diversity: Generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company’s board. An exception will be made if there was at least one woman on the board at the preceding annual meeting and the board makes a firm commitment to return to a gender-diverse status within a year.
Racial and/or Ethnic Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) where the board has no apparent racially or ethnically diverse members5. An exception will be made if there was racial and/or ethnic diversity on the board at the preceding annual meeting and the board makes a firm commitment to appoint at least one racial and/or ethnic diverse member within a year.
5
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
Responsiveness
Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:
•   The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:
•  Disclosed outreach efforts by the board to shareholders in the wake of the vote;
•  Rationale provided in the proxy statement for the level of implementation;
•  The subject matter of the proposal;
•  The level of support for and opposition to the resolution in past meetings;
•  Actions taken by the board in response to the majority vote and its engagement with shareholders;
•  The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
•  Other factors as appropriate.
The board failed to act on takeover offers where the majority of shares are tendered;
At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company
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has failed to address the issue(s) that caused the high withhold/against vote.
Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:
The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
•  The company’s response, including:
•  Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
•  Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
•  Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
Other recent compensation actions taken by the company;
Whether the issues raised are recurring or isolated;
The company’s ownership structure; and
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Accountability
PROBLEMATIC TAKEOVER DEFENSES, CAPITAL STRUCTURE, AND GOVERNANCE STRUCTURE
Poison Pills: Generally vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:
The company has a poison pill with a deadhand or slowhand feature6;
The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval; or
The company has a long-term poison pill (with a term of over one year) that was not approved by the public shareholders7.
Vote case-by-case on nominees if the board adopts an initial short-term pill6 (with a term of one year or less) without shareholder approval, taking into consideration:
The disclosed rationale for the adoption;
The trigger;
The company’s market capitalization (including absolute level and sudden changes);
A commitment to put any renewal to a shareholder vote; and
Other factors as relevant.
6
If a short-term pill with a deadhand or slowhand feature is enacted but expires before the next shareholder vote, ISS will generally still recommend withhold/against nominees at the next shareholder meeting following its adoption.
7
Approval prior to, or in connection, with a company’s becoming publicly-traded, or in connection with a de-SPAC transaction, is insufficient.
Unequal Voting Rights: Generally vote withhold or against directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case), if the company employs a common stock structure with unequal voting rights8.
Exceptions to this policy will generally be limited to:
Newly-public companies9 with a sunset provision of no more than seven years from the date of going public;
Limited Partnerships and the Operating Partnership (OP) unit structure of REITs;
Situations where the super-voting shares represent less than 5% of total voting power and therefore considered to be de minimis; or
The company provides sufficient protections for minority shareholders, such as allowing minority shareholders a regular binding vote
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on whether the capital structure should be maintained.
8
This generally includes classes of common stock that have additional votes per share than other shares; classes of shares that are not entitled to vote on all the same ballot items or nominees; or stock with time-phased voting rights (“loyalty shares”).
Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.
Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.
Problematic Governance Structure : For companies that hold or held their first annual meeting9 of public shareholders after Feb. 1, 2015, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:
Supermajority vote requirements to amend the bylaws or charter;
A classified board structure; or
Other egregious provisions.
A provision which specifies that the problematic structure(s) will be sunset within seven years of the date of going public will be considered a mitigating factor.
Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.
9
Includes companies that emerge from bankruptcy, SPAC transactions, spin-offs, direct listings, and those who complete a traditional initial public offering.
Unilateral Bylaw/Charter Amendments: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
Disclosure by the company of any significant engagement with shareholders regarding the amendment;
The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
The company’s ownership structure;
The company’s existing governance provisions;
The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:
Classified the board;
Adopted supermajority vote requirements to amend the bylaws or charter;
Eliminated shareholders’ ability to amend bylaws;
Adopted a fee-shifting provision; or
Adopted another provision deemed egregious.
Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:
The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.
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Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders’ rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.
Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:
A classified board structure;
A supermajority vote requirement;
Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
The inability of shareholders to call special meetings;
The inability of shareholders to act by written consent;
A multi-class capital structure; and/or
A non-shareholder-approved poison pill.
Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:
The presence of a shareholder proposal addressing the same issue on the same ballot;
The board’s rationale for seeking ratification;
Disclosure of actions to be taken by the board should the ratification proposal fail;
Disclosure of shareholder engagement regarding the board’s ratification request;
The level of impairment to shareholders’ rights caused by the existing provision;
The history of management and shareholder proposals on the provision at the company’s past meetings;
Whether the current provision was adopted in response to the shareholder proposal;
The company’s ownership structure; and
Previous use of ratification proposals to exclude shareholder proposals.
Problematic Audit-Related Practices
Generally vote against or withhold from the members of the Audit Committee if:
The non-audit fees paid to the auditor are excessive;
The company receives an adverse opinion on the company’s financial statements from its auditor; or
There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.
Vote case-by-case on members of the Audit Committee and potentially the full board if:
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices; or
The board exhibits a significant level of poor communication and responsiveness to shareholders.
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Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:
The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.
Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.
Problematic Pledging of Company Stock : Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:
The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
Any other relevant factors.
Climate Accountability
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain10, generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where ISS determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
Minimum steps to understand and mitigate those risks are considered to be the following. Both minimum criteria will be required to be in alignment with the policy :
Detailed disclosure of climate-related risks, such as according to the framework established by the Task Force on Climate-related Financial Disclosures (TCFD), including:
•  Board governance measures;
•  Corporate strategy;
•  Risk management analyses; and
•  Metrics and targets.
Appropriate GHG emissions reduction targets.
At this time, “appropriate GHG emissions reductions targets” will be medium-term GHG reduction targets or Net Zero-by-2050 GHG reduction targets for a company’s operations (Scope 1) and electricity use (Scope 2). Targets should cover the vast majority of the company’s direct emissions.
10
Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
Governance Failures
Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:
Material failures of governance, stewardship, risk oversight11, or fiduciary responsibilities at the company;
Failure to replace management as appropriate; or
Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively
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oversee management and serve the best interests of shareholders at any company.
11
Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; demonstrably poor risk oversight of environmental and social issues, including climate change; significant adverse legal judgments or settlement; or hedging of company stock.
Voting on Director Nominees in Contested Elections
Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.
Proxy Contests/Proxy Access
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:
Long-term financial performance of the company relative to its industry;
Management’s track record;
Background to the contested election;
Nominee qualifications and any compensatory arrangements;
Strategic plan of dissident slate and quality of the critique against management;
Likelihood that the proposed goals and objectives can be achieved (both slates); and
Stock ownership positions.
In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).
Other Board-Related Proposals
Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:
The scope and rationale of the proposal;
The company’s current board leadership structure;
The company’s governance structure and practices;
Company performance; and
Any other relevant factors that may be applicable.
The following factors will increase the likelihood of a “for” recommendation:
A majority non-independent board and/or the presence of non-independent directors on key board committees;
A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
Evidence that the board has failed to oversee and address material risks facing the company;
A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
Evidence that the board has failed to intervene when management’s interests are contrary to shareholders’ interests.
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Shareholder Rights & Defenses
Shareholder Ability to Act by Written Consent
General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.
Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
Shareholders’ current right to act by written consent;
The consent threshold;
The inclusion of exclusionary or prohibitive language;
Investor ownership structure; and
Shareholder support of, and management’s response to, previous shareholder proposals.
Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
An unfettered12 right for shareholders to call special meetings at a 10 percent threshold;
A majority vote standard in uncontested director elections;
No non-shareholder-approved pill; and
An annually elected board.
12
“Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
Shareholder Ability to Call Special Meetings
General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.
Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:
Shareholders’ current right to call special meetings;
Minimum ownership threshold necessary to call special meetings (10 percent preferred);
The inclusion of exclusionary or prohibitive language;
Investor ownership structure; and
Shareholder support of, and management’s response to, previous shareholder proposals.
Virtual Shareholder Meetings
General Recommendation: Generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only13 meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
Vote case-by-case on shareholder proposals concerning virtual-only meetings, considering:
Scope and rationale of the proposal; and
Concerns identified with the company’s prior meeting practices.
13
“Virtual-only shareholder meeting” refers to a meeting of shareholders that is held exclusively using technology without a corresponding in-person meeting.
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Capital/Restructuring
Common Stock Authorization
General Authorization Requests
General Recommendation: Vote case-by-case on proposals to increase the number of authorized shares of common stock that are to be used for general corporate purposes:
If share usage (outstanding plus reserved) is less than 50% of the current authorized shares, vote for an increase of up to 50% of current authorized shares.
If share usage is 50% to 100% of the current authorized, vote for an increase of up to 100% of current authorized shares.
If share usage is greater than current authorized shares, vote for an increase of up to the current share usage.
In the case of a stock split, the allowable increase is calculated (per above) based on the post-split adjusted authorization.
Generally vote against proposed increases, even if within the above ratios, if the proposal or the company’s prior or ongoing use of authorized shares is problematic, including, but not limited to:
The proposal seeks to increase the number of authorized shares of the class of common stock that has superior voting rights to other share classes;
On the same ballot is a proposal for a reverse split for which support is warranted despite the fact that it would result in an excessive increase in the share authorization;
The company has a non-shareholder approved poison pill (including an NOL pill); or
The company has previous sizeable placements (within the past 3 years) of stock with insiders at prices substantially below market value, or with problematic voting rights, without shareholder approval.
However, generally vote for proposed increases beyond the above ratios or problematic situations when there is disclosure of specific and severe risks to shareholders of not approving the request, such as:
In, or subsequent to, the company’s most recent 10-K filing, the company discloses that there is substantial doubt about its ability to continue as a going concern;
The company states that there is a risk of imminent bankruptcy or imminent liquidation if shareholders do not approve the increase in authorized capital; or
A government body has in the past year required the company to increase its capital ratios.
For companies incorporated in states that allow increases in authorized capital without shareholder approval, generally vote withhold or against all nominees if a unilateral capital authorization increase does not conform to the above policies.
Specific Authorization Requests
General Recommendation: Generally vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with transaction(s) (such as acquisitions, SPAC transactions, private placements, or similar transactions) on the same ballot, or disclosed in the proxy statement, that warrant support. For such transactions, the allowable increase will be the greater of:
twice the amount needed to support the transactions on the ballot, and the allowable increase as calculated for general issuances above.
Share Issuance Mandates at U.S. Domestic Issuers Incorporated Outside the U.S.
General Recommendation: For U.S. domestic issuers incorporated outside the U.S. and listed solely on a U.S. exchange, generally vote for resolutions to authorize the issuance of common shares up to 20 percent of currently issued common share capital, where not tied to a specific transaction or financing proposal.
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For pre-revenue or other early-stage companies that are heavily reliant on periodic equity financing, generally vote for resolutions to authorize the issuance of common shares up to 50 percent of currently issued common share capital. The burden of proof will be on the company to establish that it has a need for the higher limit.
Renewal of such mandates should be sought at each year’s annual meeting.
Vote case-by-case on share issuances for a specific transaction or financing proposal.
Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
Compensation
Executive Pay Evaluation
Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:
Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate
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judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.
Advisory Votes on Executive Compensation—Management Proposals (Say- on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.
Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:
There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
The company maintains significant problematic pay practices;
The board exhibits a significant level of poor communication and responsiveness to shareholders.
Vote against or withhold from the members of the Compensation Committee and potentially the full board if:
There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for- performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
The situation is egregious.
Primary Evaluation Factors for Executive Pay
Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices14, this analysis considers the following:
Peer Group15 Alignment:
•  The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•  The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
•  The multiple of the CEO’s total pay relative to the peer group median in the most recent fiscal year.
Absolute Alignment16 – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.
If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:
The ratio of performance- to time-based incentive awards;
The overall ratio of performance-based compensation to fixed or discretionary pay;
The rigor of performance goals;
The complexity and risks around pay program design;
The transparency and clarity of disclosure;
The company’s peer group benchmarking practices;
Financial/operational results, both absolute and relative to peers;
Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
Realizable pay17 compared to grant pay; and
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Any other factors deemed relevant.
14
The Russell 3000 Index includes approximately 4,000 of the largest U.S. equity securities.
15
The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company’s market cap. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
16
Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
17
ISS research reports include realizable pay for S&P 1500 companies.
Problematic Pay Practices
Problematic pay elements are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy. The focus is on executive compensation practices that contravene the global pay principles, including:
Problematic practices related to non-performance-based compensation elements;
Incentives that may motivate excessive risk-taking or present a windfall risk; and
Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.
The list of examples below highlights certain problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
Extraordinary perquisites or tax gross-ups;
New or materially amended agreements that provide for:
Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers) or in connection with a problematic Good Reason definition;
CIC excise tax gross-up entitlements (including “modified” gross-ups);
Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
Liberal CIC definition combined with any single-trigger CIC benefits;
Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible;
Severance payments made when the termination is not clearly disclosed as involuntary (for example, a termination without cause or resignation for good reason);
Any other provision or practice deemed to be egregious and present a significant risk to investors.
The above examples are not an exhaustive list. Please refer to ISS’ U.S. Compensation Policies FAQ document for additional detail on specific pay practices that have been identified as problematic and may lead to negative vote recommendations.
Options Backdating
The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:
Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
Duration of options backdating;
Size of restatement due to options backdating;
Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
Adoption of a grant policy that prohibits backdating and creates a fixed grant schedule or window period for equity grants in the future.
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Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:
Failure to respond to majority-supported shareholder proposals on executive pay topics; or
Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
Disclosure of specific and meaningful actions taken to address shareholders’ concerns;
Other recent compensation actions taken by the company;
Whether the issues raised are recurring or isolated;
The company’s ownership structure; and
Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
Equity-Based and Other Incentive Plans
Please refer to ISS’ U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.
General Recommendation: Vote case-by-case on certain equity-based compensation plans18 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “Equity Plan Scorecard” (EPSC) approach with three pillars:
Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
SVT based only on new shares requested plus shares remaining for future grants.
18
Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.
Plan Features:
Quality of disclosure around vesting upon a change in control (CIC);
Discretionary vesting authority;
Liberal share recycling on various award types;
Lack of minimum vesting period for grants made under the plan;
Dividends payable prior to award vesting.
Grant Practices:
The company’s three-year burn rate relative to its industry/market cap peers;
Vesting requirements in CEO’s recent equity grants (3-year look-back);
The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
Whether the company maintains a sufficient claw-back policy;
Whether the company maintains sufficient post-exercise/vesting share-holding requirements.
Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors (“overriding factors”) apply:
Awards may vest in connection with a liberal change-of-control definition;
The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for
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non-listed companies);
The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
The plan is excessively dilutive to shareholders’ holdings;
The plan contains an evergreen (automatic share replenishment) feature; or
Any other plan features are determined to have a significant negative impact on shareholder interests.
Social and Environmental Issues
Global Approach – E&S Shareholder Proposals
ISS applies a common approach globally to evaluating social and environmental proposals which cover a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.
General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:
If the issues presented in the proposal are being appropriately or effectively dealt with through legislation or government regulation;
If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive;
The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s practices related to the issue(s) raised in the proposal;
If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.
Climate Change
Say on Climate (SoC) Management Proposals
General Recommendation: Vote case-by-case on management proposals that request shareholders to approve the company’s climate transition action plan19, taking into account the completeness and rigor of the plan. Information that will be considered where available includes the following:
The extent to which the company’s climate related disclosures are in line with TCFD recommendations and meet other market standards;
Disclosure of its operational and supply chain GHG emissions (Scopes 1, 2, and 3);
The completeness and rigor of company’s short-, medium-, and long-term targets for reducing operational and supply chain GHG emissions (Scopes 1, 2, and 3 if relevant);
Whether the company has sought and received third-party approval that its targets are science-based;
Whether the company has made a commitment to be “net zero” for operational and supply chain emissions (Scopes 1, 2, and 3) by 2050;
Whether the company discloses a commitment to report on the implementation of its plan in subsequent years;
Whether the company’s climate data has received third-party assurance;
Disclosure of how the company’s lobbying activities and its capital expenditures align with company strategy;
Whether there are specific industry decarbonization challenges; and
The company’s related commitment, disclosure, and performance compared to its industry peers.
19
Variations of this request also include climate transition-related ambitions, or commitment to reporting on the implementation of a climate plan.
Say on Climate (SoC) Shareholder Proposals
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General Recommendation: Vote case-by-case on shareholder proposals that request the company to disclose a report providing its GHG emissions levels and reduction targets and/or its upcoming/approved climate transition action plan and provide shareholders the opportunity to express approval or disapproval of its GHG emissions reduction plan, taking into account information such as the following:
The completeness and rigor of the company’s climate-related disclosure;
The company’s actual GHG emissions performance;
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to its GHG emissions; and
Whether the proposal’s request is unduly burdensome (scope or timeframe) or overly prescriptive.
Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:
Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
The company’s level of disclosure compared to industry peers; and
Whether there are significant controversies, fines, penalties, or litigation associated with the company’s climate change-related performance.
Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:
The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
The company’s level of disclosure is comparable to that of industry peers; and
There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.
Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:
Whether the company provides disclosure of year-over-year GHG emissions performance data;
Whether company disclosure lags behind industry peers;
The company’s actual GHG emissions performance;
The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.
Racial Equity and/or Civil Rights Audit Guidelines
General Recommendation: Vote case-by-case on proposals asking a company to conduct an independent racial equity and/or civil rights audit, taking into account:
The company’s established process or framework for addressing racial inequity and discrimination internally;
Whether the company adequately discloses workforce diversity and inclusion metrics and goals;
Whether the company has issued a public statement related to its racial justice efforts in recent years, or has committed to internal policy review;
Whether the company has engaged with impacted communities, stakeholders, and civil rights experts;
The company’s track record in recent years of racial justice measures and outreach externally; and
Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to racial inequity or discrimination.
ESG Compensation-Related Proposals
General Recommendation: Vote case-by-case on proposals seeking a report or additional disclosure on the company’s approach, policies, and practices on incorporating environmental and social criteria into its executive compensation strategy, considering:
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The scope and prescriptive nature of the proposal;
The company’s current level of disclosure regarding its environmental and social performance and governance;
The degree to which the board or compensation committee already discloses information on whether it has considered related E&S criteria; and
Whether the company has significant controversies or regulatory violations regarding social or environmental issues.
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Email sales@issgovernance.com or visit www.issgovernance.com for more information.
Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
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U N I T E DS T A T E S
TAFT-HARTLEY PROXY VOTING GUIDELINES
2023 Executive Summary
Introduction
The proxy voting policy of ISS’ Taft-Hartley Advisory Services is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.
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Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.
The Taft-Hartley Advisory Services voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the “economic best interests” of plan participants and beneficiaries. Taft-Hartley Advisory Services will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a “worker-owner view of value.”
The Taft-Hartley Advisory Services guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses – all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:
Corporate policies that affect job security and wage levels;
Corporate policies that affect local economic development and stability;
Corporate responsibility to employees, communities and the environment; and
Workplace safety and health issues.
Taft-Hartley Advisory Services shall analyze each proxy on a case-by-case basis, informed by the guidelines outlined in the following pages. Taft-Hartley Advisory Services does not intend for these guidelines to be exhaustive. It is neither practical nor productive to fashion voting guidelines and policies which attempt to address every eventuality. Rather, Taft-Hartley Advisory Services’ guidelines are intended to cover the most significant and frequent proxy issues that arise. Issues not covered by the guidelines shall be voted in the interest of plan participants and beneficiaries of the plan based on a worker-owner view of long-term corporate value. Taft-Hartley Advisory Services shall revise its guidelines as events warrant and will remain in conformity with the AFL-CIO proxy voting policy.
The policies contained herein are a sampling only of selected key Taft-Hartley Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Board of Directors
Voting on Director Nominees in Uncontested Elections
Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Taft-Hartley Advisory Services supports annually elected boards and holds directors to a high standard when voting on their election, qualifications, and compensation.
Taft-Hartley Advisory Services believes votes should be cast in a manner that will encourage the independence of boards. In particular, the Taft-Hartley guidelines board independence standards require a two-thirds majority independent board. The Taft-Hartley guidelines also employ a higher bar on director independence classifications and consider directors who have been on the board for a period exceeding 10 years as non-independent directors. Furthermore, key board committees should be composed entirely of independent directors. Taft-Hartley Advisory Services supports shareholders proposals requesting the separation of the chairman and CEO positions and opposes the election of a non-independent chair.
Taft-Hartley Advisory Services takes into account the attendance records of directors, using a benchmark attendance rate of 75 percent of board and committee meetings. Cases of chronic poor attendance without reasonable justification may also warrant
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adverse recommendations for nominating/governance committees or the full board. Taft-Hartley Advisory Services will also vote against a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if he/she sits on more than four public company boards while CEO directors will be considered as such if they serve on more than one public company board besides their own. Furthermore, adverse recommendations for directors may be warranted at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain1, Taft- Hartley Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Taft-Hartley Advisory Services determines that the company is not taking the minimum steps needed to understand, assess, and mitigate risks related to climate change to the company and the larger economy.
1
Companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
Board Size
While there is no hard and fast rule among institutional investors as to what may be an optimal board size, a board that is too large may function inefficiently. Conversely, a board that is too small may allow the CEO to exert disproportionate influence or may stretch the time requirements of individual directors too thin. Given that the preponderance of boards in the U.S. range between five and fifteen directors, many institutional investors believe this benchmark is a useful standard for evaluating such proposals. Taft-Hartley Advisory Services will generally vote against any proposal seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.
Board Diversity
Taft-Hartley Advisory Services will generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) for companies where there are no women on the company’s board or for companies in the Russell 3000 or S&P 1500 indices where the board has no apparent racially or ethnically diverse members2.
Taft-Hartley Advisory Services will support shareholder proposals asking the board to make greater efforts to search for qualified female and minority candidates for nomination to the board of director. Taft-Hartley fiduciaries generally believe that increasing diversity in the boardroom better reflects a company’s workforce, customers and community, and enhances shareholder value.
2
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
Majority Threshold Voting Requirement for Director Elections
Taft-Hartley fiduciaries believe shareholders should have a greater voice in regard to the election of directors and view majority threshold voting as a viable alternative to the current deficiencies of the plurality system in the U.S. Shareholders have expressed strong support for resolutions on majority threshold voting. Taft-Hartley Advisory Services supports proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors, provided the proposal includes a carve-out for a plurality voting standard in contested director elections.
Cumulative Voting
Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by “cumulating” their votes for one nominee, thereby creating a measure of independence from management control. Taft-Hartley Advisory Services will generally vote against proposals to eliminate cumulative voting, and for proposals to allow cumulative voting.
Shareholder Access to the Proxy
Many investors view proxy access as an important shareholder right, one that is complementary to other best- practice corporate governance features. Taft-Hartley Advisory Services is generally supportive of reasonably crafted shareholder proposals advocating
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for the ability of long-term shareholders to cost-effectively nominate director candidates that represent their interests on management’s proxy card. Shareholder proposals that have the potential to result in abuse of the proxy access right by way of facilitating hostile takeovers will generally not be supported.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Taft-Hartley Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in- person meeting.
Taft-Hartley Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Poison Pills
Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While poison pills are evaluated on a case-by-case basis depending on a company’s particular set of circumstances, Taft-Hartley Advisory Services will generally vote for proposals to submit a company’s poison pill to shareholder vote and/or eliminate or redeem poison pills.
Proxy Contests — Voting for Director Nominees in Contested Elections
Contested elections of directors frequently occur when a board candidate or “dissident slate” seeks election for the purpose of achieving a significant change in corporate policy or control of seats on the board. Competing slates will be evaluated on a case-by-case basis with a number of considerations in mind. These include, but are not limited to, the following: personal qualifications of each candidate; the economic impact of the policies advanced by the dissident slate of nominees; and their expressed and demonstrated commitment to the interests of the shareholders of the company.
Capital Structure
Increase Authorized Common Stock
Corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. Taft-Hartley Advisory Services will vote for proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. An increase of up to 50 percent is enough to allow a company to meet its capital needs. Taft-Hartley Advisory Services will vote against proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase. Adverse recommendations would be considered warranted if the proposal or the company’s prior or ongoing use of authorized shares is problematic (e.g., the company has a non-shareholder approved poison pill).
Reverse Stock Splits
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Reverse splits exchange multiple shares for a lesser amount to increase share price. Evaluation of management proposals to implement a reverse stock split will take into account whether there is a corresponding proportional decrease in authorized shares. Without a corresponding decrease, a reverse stock split is effectively an increase in authorized shares by way of reducing the number of shares outstanding, while leaving the number of authorized shares to be issued at the pre-split level. Taft-Hartley Advisory Services also considers if the reverse stock split is necessary to maintain listing of a company’s stock on the national stock exchanges, or if there is substantial doubt about the company’s ability to continue as a going concern without additional financing.
Taft-Hartley Advisory Services generally supports a reverse stock split if the number of authorized shares will be reduced proportionately. When there is not a proportionate reduction of authorized shares, Taft-Hartley trustees should oppose such proposals unless a stock exchange has provided notice to the company of a potential delisting.
Dual Class Structures
Taft-Hartley Advisory Services does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. Taft-Hartley Advisory Services will vote for a one share, one vote capital structure, and vote against the creation or continuation of dual class structures.
Preferred Stock Authorization
Preferred stock is an equity security which has certain features similar to debt instruments- such as fixed dividend payments and seniority of claims to common stock - and usually carries little to no voting rights. The terms of blank check preferred stock give the board of directors the power to issue shares of preferred stock at their discretion with voting, conversion, distribution, and other rights to be determined by the board at time of issue. Taft-Hartley Advisory Services will generally vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Taft-Hartley Advisory Services will also consider company-specific factors including the company’s prior or ongoing use of authorized shares, disclosure on specific reasons/rationale for the proposed increase, the dilutive impact of the request, disclosure of specific risks to shareholders of not approving the request, and whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Share Repurchase Programs
While most U.S. companies can and do implement share buyback programs via board resolutions without shareholder votes, there are exceptions to this rule. Certain financial institutions, for example, are required by their regulators to receive shareholder approval for buyback programs. In addition, certain U.S.-listed cross-market companies are required by the law of their country of incorporation to receive shareholder approval to grant the board the authority to repurchase shares.
For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, Taft-Hartley Advisory Services will vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns. Taft-Hartley Advisory Services will vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from executives at a premium to market price.
Auditor Ratification
Auditor Independence
Auditors are the backbone upon which a company’s financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify
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auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor, auditor tenure, as well as whether the ratification of auditors has been put up for shareholder vote. Failure by a company to present its selection of auditors for shareholder ratification should be discouraged as it undermines good governance and disenfranchises shareholders.
Taft-Hartley Advisory Services will vote against the ratification of a company’s auditor if it receives more than one- quarter of its total fees for consulting or if auditor tenure has exceeded seven years. A vote against the election of Audit Committee members will also be recommended when auditor ratification is not included on the proxy ballot and/or when consulting fees exceed audit fees. Taft-Hartley Advisory Services supports shareholder proposals to ensure auditor independence and effect mandatory auditor ratification.
Mergers, Acquisitions, and Restructurings
Taft-Hartley Advisory Services votes for corporate transactions that take the high road to competitiveness and company growth. Taft-Hartley Advisory Services believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. Taft- Hartley Advisory Services opposes corporate transactions which indiscriminately lay off workers and shed valuable competitive resources.
Mergers and Acquisitions
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Reincorporation
For a company that seeks to reincorporate, Taft-Hartley Advisory Services evaluates the merits of the move on a case-by-case basis, taking into consideration both financial and corporate governance concerns including the reasons for reincorporation, a comparison of both the company’s governance practices and provisions prior to and following the reincorporation, and corporation laws of original state and destination state.
Executive Compensation
Equity Incentive Plans
Taft-Hartley Advisory Services supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to sustained performance. Stock options and other forms of equity compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company— and shareholders— prosper together. Poorly designed equity award programs can encourage excessive risk-taking behavior and incentivize executives to pursue corporate strategies that promote short-term stock price to the ultimate detriment of long-term shareholder value.
Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders’ share value and voting power. In general, Taft-Hartley Advisory Services supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. Option plans are evaluated on a case-by-case basis, taking into consideration factors including: exercise price, voting power dilution, equity burn rate, executive concentration ratios, pay-for-performance, and the presence of any repricing provisions.
Options Backdating
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Options backdating has serious implications and has resulted in financial restatements, delisting of companies, and/or the termination of executives or directors. When options backdating has taken place, Taft-Hartley Advisory Services may consider recommending against or withholding votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions taken by the board. Taft-Hartley Advisory Services adopts a case-by-case approach to the options backdating issue to differentiate companies that had sloppy administration versus those that had committed fraud, as well as those companies that have since taken corrective action. Instances in which companies have committed fraud are more disconcerting, and Taft-Hartley Advisory Services will look to them to adopt formal policies to ensure that such practices will not re-occur in the future.
Advisory Votes on Executive Compensation – Management Say-on-Pay Proposals (MSOP)
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (management “Say on Pay”), an advisory vote on the frequency of Say on Pay, as well as a shareholder advisory vote on golden parachute compensation. Taft-Hartley Advisory Services believes that executive pay programs should be fair, competitive, reasonable, and appropriate, and that pay for performance should be a central tenet in executive compensation philosophy. Taft-Hartley Advisory Services will vote against MSOP proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.
Taft-Hartley Advisory Services also supports annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.
Golden Parachutes
Golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in- control. Under most golden parachute agreements, senior level management employees receive a lump sum pay- out triggered by a change-in-control at usually two to three times base salary. These severance agreements can grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Taft- Hartley Advisory Services will vote for shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and evaluates golden parachutes compensation on a case-by-case basis, consistent with Taft-Hartley Advisory Services’ policies on problematic pay practices related to severance packages.
Proposals to Limit Executive and Director Pay
Taft-Hartley Advisory Services will vote for shareholder proposals that seek additional disclosure of executive and director pay information. Taft-Hartley Advisory Services will also vote for shareholder proposals that seek to eliminate outside directors’ retirement benefits. Taft-Hartley Advisory Services reviews on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to non-financial factors such as corporate downsizing, customer/employee satisfaction, community involvement, human rights, social and environmental goals and performance.
Corporate Responsibility & Accountability
Taft-Hartley Advisory Services generally supports social, workforce, and environmental shareholder-sponsored resolutions if they seek to create responsible corporate citizens while at the same time attempting to enhance long-term shareholder value. Taft-Hartley Advisory Services typically supports proposals that ask for disclosure reporting of information that is not available outside the company and not proprietary in nature. Such reporting is particularly most vital when it appears that a company has not adequately addressed shareholder concerns regarding social, workplace, environmental and/or other issues.
Corporate and Supplier Codes of Conduct
Taft-Hartley Advisory Services generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave,
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child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, or economic sanctions and boycotts.
Many proposals refer to the seven core conventions, commonly referred to as the “Declaration on Fundamental Principles and Rights At Work,” ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) right to organize and bargain collectively; ii) non-discrimination in employment; iii) abolition of forced labor; and iv) end of child labor. Each member nation of the ILO body is bound to respect and promote these rights to the best of their abilities.
Taft-Hartley Advisory Services supports the implementation and reporting on ILO codes of conduct. Taft-Hartley Advisory Services also votes in favor of requests for an assessment of the company’s human rights risks in its operation or in its supply chain, or report on its human rights risk assessment process.
Greenhouse Gas Emissions
Shareholder proposals asking a company to issue a report to shareholders – at reasonable cost and omitting proprietary information – on greenhouse gas emissions ask that the report include descriptions of efforts within companies to reduce emissions, their financial exposure and potential liability from operations that contribute to global warming, and their direct or indirect efforts to promote the view that global warming is not a threat.
Proponents argue that there is scientific proof that the burning of fossil fuels causes global warming, that future legislation may make companies financially liable for their contributions to global warming, and that a report on the company’s role in global warming can be assembled at reasonable cost. Taft-Hartley Advisory Services generally supports greater disclosure on climate change-related proposals.
Sustainability Reporting and Planning
The concept of sustainability is commonly understood as meeting the needs of the present generation without compromising the ability of future generations to meet their own needs. Indeed, the term sustainability is complex and poses significant challenges for companies on many levels. Many in the investment community have termed this broader responsibility the “triple bottom line,” referring to the triad of performance goals related to economic prosperity, social responsibility and environmental quality. In essence, the concept requires companies to balance the needs and interests of their various stakeholders while operating in a manner that sustains business growth for the long-term, supports local communities and protects the environment and natural capital for future generations.
Taft-Hartley Advisory Services generally supports shareholder proposals seeking greater disclosure on the company’s environmental and social practices, and/or associated risks and liabilities.
Hydraulic Fracturing
Shareholder proponents have elevated concerns on the use of hydraulic fracturing, an increasingly controversial process in which water, sand, and a mix of chemicals is blasted horizontally into tight layers of shale rock to extract natural gas. As this practice has gained more widespread use, environmentalists have raised concerns that the chemicals mixed with sand and water to aid the fracturing process can contaminate ground water supplies.
Proponents of resolutions at companies that employ hydraulic fracturing are also concerned that wastewater produced by the process could overload the waste treatment plants to which it is shipped. Shareholders have asked companies that utilize hydraulic fracturing to report on the environmental impact of the practice and to disclose policies aimed at reducing hazards from the process.
Taft-Hartley Advisory Services generally supports shareholder requests seeking greater transparency on the practice of hydraulic fracturing and its associated risks.
Workplace Practices and Human Rights
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Taft-Hartley Advisory Services supports shareholder requests for workplace safety reports, including reports on accident risk reduction effort. In addition, Taft-Hartley Advisory Services will generally support proposals calling for action on equal employment opportunity and anti-discrimination, and requests to conduct an independent racial equity and/or civil rights audit.
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U N I T E DS T A T E S
SRI PROXY VOTING GUIDELINES
2023 Executive Summary
Published January 17, 2023
W W W . I S S G O V E R N A N C E . C O M
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Introduction
ISS’ Social Advisory Services division recognizes that socially responsible investors have dual objectives: financial and social. Socially responsible investors invest for economic gain, as do all investors, but they also require that the companies in which they invest conduct their business in a socially and environmentally responsible manner.
These dual objectives carry through to socially responsible investors’ proxy voting activity once the security selection process is completed. In voting their shares, socially responsible institutional shareholders are concerned not only with sustainable economic returns to shareholders and good corporate governance but also with the ethical behavior of corporations and the social and environmental impact of their actions.
Social Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the dual objectives of socially responsible shareholders. On matters of social and environmental import, the guidelines seek to reflect a broad consensus of the socially responsible investing community. Generally, we take as our frame of reference policies that have been developed by groups such as the Interfaith Center on Corporate Responsibility, the General Board of Pension and Health Benefits of the United Methodist Church, Domini Social Investments, and other leading church shareholders and socially responsible mutual fund companies. Additionally, we incorporate the active ownership and investment philosophies of leading globally recognized initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), the United Nations Principles for Responsible Investment (UNPRI), the United Nations Global Compact, and environmental and social European Union Directives.
On matters of corporate governance, executive compensation, and corporate structure, Social Advisory Services guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance consistent with responsibilities to society as a whole.
The guidelines provide an overview of how Social Advisory Services recommends that its clients vote. We note that there may be cases in which the final vote recommendation on a particular company varies from the vote guideline due to the fact that we closely examine the merits of each proposal and consider relevant information and company-specific circumstances in arriving at our decisions. Where Social Advisory Services acts as voting agent for its clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Social Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social, and corporate governance topics, in addition to evolving market standards, regulatory changes, and client feedback.
The policies contained herein are a sampling only of selected key Social Advisory Services U.S. proxy voting guidelines and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Management Proposals
Board of Directors
Social Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be composed of a majority of independent directors and key board committees should be composed entirely of independent directors. The independent directors are expected to organize much of the board’s work, even if the chief executive officer also serves as chairman of the board. It is expected that boards will engage in critical self-evaluation of themselves and of individual members. Directors are ultimately responsible to the corporation’s shareholders. The most direct expression of this responsibility is the requirement that directors be elected to their positions by the shareholders.
Social Advisory Services will generally oppose all director nominees if the board is not majority independent and will vote against or withhold from non-independent directors who sit on key board committees. Social Advisory Services will also vote against or withhold from incumbent members of the nominating committee, or other directors on a case-by-case basis, where the board is not comprised of at least 40 percent underrepresented gender identities1 or at least 20 percent racially or ethnically diverse directors. The
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election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Social Advisory Services will vote against or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.
In addition, Social Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain2, Social Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Social Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
Social Advisory Services supports requests asking for the separation of the positions of chairman and CEO, opposes the creation of classified boards, and reviews proposals to change board size on a case-by-case basis. Social Advisory Services also generally supports shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Social Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
1
Underrepresented gender identities include directors who identify as women or as non-binary.
2
For 2023, companies defined as “significant GHG emitters” will be those on the current Climate Action 100+ Focus Group list.
Board Responsiveness
Social Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Social Advisory Services takes into account other factors, including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Social Advisory Services believes that outside accountants must ultimately be accountable to shareholders. Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Social Advisory Services will vote against the ratification of the auditor in cases where non-audit fees represent more than 25 percent of the total fees paid to the auditor in the previous year. Social Advisory Services supports requests asking for the rotation of the audit firm, if the request includes a timetable of five years or more.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Social Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
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Social Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Miscellaneous Governance Provisions
Social Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case- by-case basis, taking into account the impact on shareholder rights.
Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.
Social Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Social Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s prior or ongoing use of share authorizations and elements of the current request.
Executive and Director Compensation
The global financial crisis has resulted in significant erosion of shareholder value and highlighted the need for greater assurance that executive compensation is principally performance-based, fair, reasonable, and not designed in a manner that would incentivize excessive risk-taking by management. The crisis has raised questions about the role of pay incentives in influencing executive behavior and motivating inappropriate or excessive risk- taking and other unsustainable practices that could threaten a corporation’s long-term viability. The safety lapses that led to the disastrous explosions at BP’s Deepwater Horizon oil rig and Massey Energy’s Upper Big Branch mine, and the resulting unprecedented losses in shareholder value; a) underscore the importance of incorporating meaningful economic incentives around social and environmental considerations in compensation program design, and; b) exemplify the costly liabilities of failing to do so.
Social Advisory Services evaluates executive and director compensation by considering the presence of appropriate pay-for-performance alignment with long-term shareholder value, compensation arrangements that risk “pay for failure,” and an assessment of the clarity and comprehensiveness of compensation disclosures.
Shareholder proposals calling for additional disclosure on compensation issues or the alignment of executive compensation with social or environmental performance criteria are supported, while shareholder proposals calling for other changes to a company’s compensation programs are reviewed on a case-by-case basis.
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Social Advisory Services will vote against Say on Pay proposals if there is a misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.
Social Advisory Services will evaluate whether pay quantum is in alignment with company performance, and consideration will also be given to whether the proportion of performance-contingent pay elements is sufficient in light of concerns with a misalignment between executive pay and company performance.
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Social Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.
Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case- by-case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Social Advisory Services evaluates these proposals on a case-by-case basis taking into consideration recent trends and best practices at mutual funds.
Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Social Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported. Social Advisory Services supports initiatives that seek to strengthen the link between executive pay and performance, including performance elements related to corporate social responsibility.
Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company. Among the reasons for this change are:
The number and variety of shareholder resolutions on social and environmental issues has increased;
Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.
Social Advisory Services generally supports requests for additional disclosures that would allow shareholders to better assess the board and management’s oversight of risks in the company’s operations. Social Advisory Services will closely evaluate proposals that ask the company to cease certain actions that the proponent believes are harmful to society or some segment of society with special attention to the company’s legal and ethical obligations, its ability to remain profitable, and potential negative publicity if the company fails to honor the request. Social Advisory Services supports shareholder proposals that seek to improve a company’s public image or reduce its exposure to liabilities and risks.
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We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.
G E T S T A R T E D W I T H I S S S O L U T I O N S
Email sales@issgovernance.com or visit www.issgovernance.com for more information.
Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.
© 2023 | Institutional Shareholder Services and/or its affiliates
Introduction
ISS’ Sustainability Advisory Services recognizes the growing view among investment professionals that sustainability or environmental, social, and corporate governance (ESG) factors could present material risks to portfolio investments. Whereas investment managers have traditionally analyzed topics such as board accountability and executive compensation to mitigate risk, greater numbers are incorporating ESG performance into their investment decision making in order to have a more comprehensive understanding of the overall risk profile of the companies in which they invest to ensure sustainable long-term profitability for their beneficiaries.
Investors concerned with portfolio value preservation and enhancement through the incorporation of sustainability factors can also carry out this active ownership approach through their proxy voting activity. In voting their shares, sustainability-minded investors are concerned not only with economic returns to shareholders and good corporate governance, but also with ensuring corporate activities and practices are aligned with the broader objectives of society. These investors seek standardized reporting on ESG issues,
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request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives including affirmative support for related shareholder resolutions advocating enhanced disclosure and transparency.
Sustainability Advisory Services has, therefore, developed proxy voting guidelines that are consistent with the objectives of sustainability-minded investors and fiduciaries. On matters of ESG import, ISS’ Sustainability Policy seeks to promote support for recognized global governing bodies promoting sustainable business practices advocating for stewardship of environment, fair labor practices, non-discrimination, and the protection of human rights. Generally, ISS’ Sustainability Policy will take as its frame of reference internationally recognized sustainability-related initiatives such as the United Nations Environment Programme Finance Initiative (UNEP FI), United Nations Principles for Responsible Investment (UNPRI), United Nations Global Compact, Global Reporting Initiative (GRI), Carbon Principles, International Labour Organization Conventions (ILO), Ceres Roadmap 2030, Global Sullivan Principles, MacBride Principles, and environmental and social European Union Directives. Each of these efforts promote a fair, unified and productive reporting and compliance environment which advances positive corporate ESG actions that promote practices that present new opportunities or that mitigate related financial and reputational risks.
On matters of corporate governance, executive compensation, and corporate structure, the Sustainability Policy guidelines are based on a commitment to create and preserve economic value and to advance principles of good corporate governance.
These guidelines provide an overview of how ISS approaches proxy voting issues for subscribers of the Sustainability Policy. Sustainability Advisory Services notes there may be cases in which the final vote recommendation at a particular company varies from the voting guidelines due to the fact that Sustainability Advisory Services closely examines the merits of each proposal and consider relevant information and company-specific circumstances in arriving at decisions. To that end, ISS engages with both interested shareholders as well as issuers to gain further insight into contentious issues facing the company. Where ISS acts as voting agent for clients, it follows each client’s voting policy, which may differ in some cases from the policies outlined in this document. Sustainability Advisory Services updates its guidelines on an annual basis to take into account emerging issues and trends on environmental, social and corporate governance topics, as well as the evolution of market standards, regulatory changes and client feedback.
The policies contained herein are a sampling only of selected key Sustainability Advisory Services U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:
https://www.issgovernance.com/policy-gateway/voting-policies/
Management Proposals
Board of Directors
ISS’ Sustainability Advisory Services considers director elections to be one of the most important voting decisions that shareholders make. Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.
Sustainability Advisory Services will generally oppose non-independent director nominees if the board is not composed of a majority of independent directors and will vote against or withhold from non-independent directors who sit on key board committees. Sustainability Advisory Services will also vote against or withhold from the chair of the nominating committee, or other nominees on a case-by-case basis, if the board lacks at least one director of an underrepresented gender identity1 or where the board has no apparent racially or ethnically diverse members2. The election of directors who have failed to attend a minimum of 75 percent of board and committee meetings held during the year will be opposed. Furthermore, Sustainability Advisory Services will vote against
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or withhold from a director nominee who serves on an excessive number of boards. A non-CEO director will be deemed “overboarded” if they sit on more than five public company boards while CEO directors will be considered as such if they serve on more than two public company boards besides their own.
In addition, Sustainability Advisory Services will generally vote against or withhold from directors individually, committee members, or potentially the entire board, for failure to adequately guard against or manage ESG risks or for lack of sustainability reporting in the company’s public documents and/or website in conjunction with a failure to adequately manage or mitigate ESG risks. For companies that are significant greenhouse gas (GHG) emitters, through their operations or value chain3, Sustainability Advisory Services will generally vote against or withhold from the incumbent chair of the responsible committee (or other directors on a case-by-case basis) in cases where Sustainability Advisory Services determines that the company is not taking the minimum steps needed to be aligned with a Net Zero by 2050 trajectory.
Sustainability Advisory Services generally supports requests asking for the separation of the positions of chairman and CEO, and shareholder proposals calling for greater access to the board, affording shareholders the ability to nominate directors to corporate boards. Sustainability Advisory Services may vote against or withhold from directors at companies where problematic pay practices exist, and where boards have not been accountable or responsive to their shareholders.
1
Underrepresented gender identities include directors who identify as women or as non-binary.
2
Aggregate diversity statistics provided by the board will only be considered if specific to racial and/or ethnic diversity.
3
For 2023, companies defined as “significant GHG emitter” will be those on the current Climate Action 100+ Focus Group list.
Board Responsiveness
Sustainability Advisory Services will vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if the board fails to act on a shareholder proposal that received the support of a majority of the shares in the previous year. When evaluating board responsiveness issues, Sustainability Advisory Services takes into account other factors including the board’s failure to act on takeover offers where the majority of shares are tendered; if at the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote; or if the board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.
Auditors
While it is recognized that the company is in the best position to evaluate the competence of the outside accountants, Sustainability Advisory Services believes that outside accountants must ultimately be accountable to shareholders.
Given the rash of accounting irregularities that were not detected by audit panels or auditors, shareholder ratification is an essential step in restoring investor confidence. A Blue Ribbon Commission concluded that audit committees must improve their current level of oversight of independent accountants. Sustainability Advisory Services will vote against the ratification of the auditor in cases where fees for non-audit services are excessive.
Takeover Defenses / Shareholder Rights
Topics evaluated in this category include shareholders’ ability to call a special meeting or act by written consent, the adoption or redemption of poison pills, unequal voting rights, fair price provisions, greenmail, supermajority vote requirements, and confidential voting.
Sustainability Advisory Services will generally vote for management proposals allowing for the convening of shareholder meetings by electronic means, so long as they do not preclude in-person meetings. Companies are encouraged to disclose the circumstances under which virtual-only meetings would be held, and to allow for comparable rights and opportunities for shareholders to participate electronically as they would have during an in-person meeting.
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Sustainability Advisory Services generally opposes takeover defenses, as they limit shareholder value by eliminating the takeover or control premium for the company. As owners of the company, shareholders should be given the opportunity to decide on the merits of takeover offers. Further, takeover devices can be used to entrench a board that is unresponsive to shareholders on both governance and corporate social responsibility issues.
Miscellaneous Governance Provisions
Sustainability Advisory Services evaluates proposals that concern governance issues such as shareholder meeting adjournments, quorum requirements, corporate name changes, and bundled or conditional proposals on a case-by-case basis, taking into account the impact on shareholder rights.
Capital Structures
Capital structure related topics include requests for increases in authorized stock, stock splits and reverse stock splits, issuances of blank check preferred stock, debt restructurings, and share repurchase plans.
Sustainability Advisory Services supports a one-share, one-vote policy and opposes mechanisms that skew voting rights. Sustainability Advisory Services supports capital requests that provide companies with adequate financing flexibility while protecting shareholders from excessive dilution of their economic and voting interests. Proposals to increase common stock are evaluated on a case-by-case basis, taking into account the company’s past use of share authorizations and elements of the current request.
Executive and Director Compensation
The Dodd-Frank Wall Street Reform and Consumer Protection Act requires advisory shareholder votes on executive compensation (Say on Pay), an advisory vote on the frequency of say on pay, as well as a shareholder advisory vote on golden parachute compensation. Sustainability Advisory Services will vote against Say on Pay proposals if there is an unmitigated misalignment between CEO pay and company performance, the company maintains problematic pay practices, and the board exhibits a significant level of poor communication and responsiveness to shareholders.
Sustainability Advisory Services will vote case-by-case on certain equity-based compensation plans depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach.
Mergers and Corporate Restructurings
Mergers, acquisitions, spinoffs, reincorporations, and other corporate restructuring plans are evaluated on a case-by- case basis, given the potential for significant impact on shareholder value and on shareholders’ economic interests. In addition, these corporate actions can have a significant impact on community stakeholders and the workforce, and may affect the levels of employment, community lending, equal opportunity, and impact on the environment.
Mutual Fund Proxies
There are a number of proposals that are specific to mutual fund proxies, including the election of trustees, investment advisory agreements, and distribution agreements. Sustainability Advisory Services evaluates these proposals on a case- by-case basis taking into consideration recent trends and best practices at mutual funds.
Shareholder Proposals
Shareholder Proposals on Corporate Governance and Executive Compensation
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Shareholder proposals topics include board-related issues, shareholder rights and board accountability issues, as well as compensation matters. Each year, shareholders file numerous proposals that address key issues regarding corporate governance and executive compensation. Sustainability Advisory Services evaluates these proposals from the perspective that good corporate governance practices can have positive implications for a company and its ability to maximize shareholder value. Proposals that seek to improve a board’s accountability to its shareholders and other stakeholders are supported.
Shareholder Proposals on Social and Environmental Topics
Shareholder resolutions on social and environmental topics include workplace diversity and safety topics, codes of conduct, labor standards and human rights, the environment and energy, weapons, consumer welfare, and public safety.
Socially responsible shareholder resolutions are receiving a great deal more attention from institutional shareholders today than they have in the past. In addition to the moral and ethical considerations intrinsic to many of these proposals, there is a growing recognition of their potential impact on the economic performance of the company.
Among the reasons for this change are:
The number and variety of shareholder resolutions on social and environmental issues has increased;
Many of the sponsors and supporters of these resolutions are large institutional shareholders with significant holdings, and therefore, greater direct influence on the outcomes;
The proposals are more sophisticated – better written, more focused, and more sensitive to the feasibility of implementation; and
Investors now understand that a company’s response to social and environmental issues can have serious economic consequences for the company and its shareholders.
While focusing on value enhancement through risk mitigation and exposure to new sustainability-related opportunities, these resolutions also seek standardized reporting on ESG issues, request information regarding an issuer’s adoption of, or adherence to, relevant norms, standards, codes of conduct or universally recognized international initiatives to promote disclosure and transparency. Sustainability Advisory Services generally supports standards-based ESG shareholder proposals that enhance long-term shareholder and stakeholder value while aligning the interests of the company with those of society at large. In particular, the policy will focus on resolutions seeking greater transparency and/or adherence to internationally recognized standards and principles.
We empower investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics, and insight.
G E T S T A R T E D W I T H I S S S O L U T I O N S
Email sales@issgovernance.com or visit www.issgovernance.com for more information.
Founded in 1985, Institutional Shareholder Services group of companies (ISS) empowers investors and companies to build for long-term and sustainable growth by providing high-quality data, analytics and insight. ISS, which is majority owned by Deutsche Bourse Group, along with Genstar Capital and ISS management, is a leading provider of corporate governance and responsible investment solutions, market intelligence, fund services, and events and editorial content for institutional investors and corporations, globally. ISS’ 2,600 employees operate worldwide across 29 global locations in 15 countries. Its approximately 3,400 clients include many of the world’s leading institutional investors who rely on ISS’ objective and impartial offerings, as well as public companies focused on ESG and governance risk mitigation as a shareholder value enhancing measure. Clients rely on ISS’ expertise to help them make informed investment decisions. This document and all of the information contained in it, including without limitation all text, data, graphs, and charts (collectively, the “Information”) is the property of Institutional Shareholder Services Inc. (ISS), its subsidiaries, or, in some cases third party suppliers.
The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.
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The user of the Information assumes the entire risk of any use it may make or permit to be made of the Information.
ISS MAKES NO EXPRESS OR IMPLIED WARRANTIES OR REPRESENTATIONS WITH RESPECT TO THE INFORMATION AND EXPRESSLY DISCLAIMS ALL IMPLIED WARRANTIES (INCLUDING, WITHOUT LIMITATION, ANY IMPLIED WARRANTIES OF ORIGINALITY, ACCURACY, TIMELINESS, NON-INFRINGEMENT, COMPLETENESS, MERCHANTABILITY, AND FITNESS for A PARTICULAR PURPOSE) WITH RESPECT TO ANY OF THE INFORMATION.
Without limiting any of the foregoing and to the maximum extent permitted by law, in no event shall ISS have any liability regarding any of the Information for any direct, indirect, special, punitive, consequential (including lost profits), or any other damages even if notified of the possibility of such damages. The foregoing shall not exclude or limit any liability that may not by applicable law be excluded or limited.
© 2023 | Institutional Shareholder Services and/or its affiliates
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